As filed with the Securities and Exchange Commission on April 26, 2013

Registration No. 333-176428

811-06584

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 2

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 217

JOHN HANCOCK LIFE INSURANCE COMPANY

OF NEW YORK SEPARATE ACCOUNT A

(formerly, The Manufacturers Life Insurance Company of New York)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

(formerly, The Manufacturers Life Insurance Company of New York)

(Name of Depositor)

(914) 773-0708

(Depositor’s Telephone Number Including Area Code)

Copy to:

100 Summit Lake Drive, Second Floor Valhalla, New York 10595 (Address of Depositor’s Principal Executive Offices)	Thomas J. Loftus, Esq. John Hancock Life Insurance Company of New York 601 Congress Street Boston, MA 02210-2805 (Name and Address of Agent for Service)

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 29, 2013, pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Venture® Opportunity A-Series

Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 29, 2013

This Prospectus describes interests in VENTURE® OPPORTUNITY A-SERIES flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Opportunity A-Series Variable Annuity Contract for the name of your issuing Company. Effective October 12, 2012, the Contracts are no longer offered for sale.

Variable Investment Options. We measure Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust. John Hancock Investment Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.

On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:

CONTRACTS WITH INCOME PLUS FOR LIFE® 12.11 SERIES RIDERS	CONTRACTS WITHOUT INCOME PLUS FOR LIFE® 12.11 SERIES RIDERS
Bond PS Series[1]	Core Strategy Trust
Lifestyle Balanced PS Series	Lifestyle Balanced Trust
Lifestyle Conservative PS Series	Lifestyle Conservative Trust
Lifestyle Growth PS Series	Lifestyle Growth Trust
Lifestyle Moderate PS Series	Lifestyle Moderate Trust
Ultra Short Term Bond Trust	Ultra Short Term Bond Trust

[1]

You cannot directly allocate Purchase Payments or Contract Value to the Bond PS Subaccount. If you purchased a Contract with one of the Income Plus for Life® 12.11 Series Riders (the “IPFL 12.11 Series Riders”) we offered, we may make automatic transfers of Contract Value to and from the Designated Investment Option (currently the Bond PS Subaccount), as determined by the Portfolio Stabilization Process® that we use in connection with those Riders. We describe the process and the automatic transfers in this Prospectus under “Features of the IPFL 12.11 Series Riders.”

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center	Mailing Address	John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5444	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

0413:703443	Venture® 7 Series

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I. Glossary

General Terms

In the following section, we define terms that we use throughout this Prospectus. In the second section of the Glossary, we define terms contained in this Prospectus that we use to describe our Income Plus for Life® 12.11 Series Riders. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of a Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. (See “VI. Optional Benefits – Annual Step-Up Death Benefit.”)

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Annuities Service Center: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the Annuities Service Center, 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date at least six months (one year for John Hancock New York Contracts) after the Contract Date, and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract – Pay-out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: A Variable Annuity contract described in this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of a Contract.

Contract Value: The total of the Investment Account values attributable to a Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract is issued, or any anniversary of that date.

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Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Net Purchase Payment: A Purchase Payment less any applicable front-end sales charge and premium tax.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period, unless the Owner is a trust or a custodian.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract. Purchase Payment (as opposed to “Net Purchase Payment”) is the gross payment amount, and does not reflect reductions for any applicable front-end sales charge or premium tax.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Rider: An optional benefit that you may elect for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Subaccount: A separate division of the applicable Separate Account.

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Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Options: The variable investment choices available to Contract Owners, and the Designated Investment Option (currently the Bond PS Subaccount) that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

Special Terms Used with Our Income Plus For Life® 12.11 Series Riders

In the following section, we define terms used in this Prospectus in connection with our Income Plus for Life® 12.11 Series Riders. Please see “VI. Optional Benefits” for more details about these Riders.

Adjusted Benefit Base: The Riders’ Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base.

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 12.11 Rider) turns age 65.

Age 95 Contract Anniversary: The Contract Anniversary on, or next following, the date the Covered Person (oldest Covered Person under an Income Plus for Life – Joint Life® 12.11 Rider) turns age 95.

Assumed Equity Allocation Factor or AEAF: An assumed equity factor assigned to each of the Lifestyle PS Subaccounts under the Portfolio Stabilization Process® that does not change. The Portfolio Stabilization Process® also determines a dollar-weighted AEAF on a periodic basis based on your current Contract Value in the Lifestyle PS Subaccounts.

Benefit Base: The value we use to determine guaranteed annual withdrawal amounts under the Riders.

Benefit Rate: The rate we use to determine guaranteed annual withdrawal amounts under the Riders.

Covered Person(s): The individual (or two individuals under an Income Plus for Life – Joint Life® 12.11 Rider) whose lifetime(s) we use to determine the duration of any guaranteed lifetime withdrawal amounts under the Rider. The Covered Person(s) must be the Annuitant (or Co-Annuitants) under the Contract.

Credit: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Credit, if applicable, increases the Benefit Base if you defer taking withdrawals during one or more Credit Periods.

Credit Rate: The rate we use to determine a Credit, if any, under the Riders. The Credit Rate is based on the Covered Person’s (youngest Covered Person’s under an Income Plus For Life – Joint Life® 12.11 Rider) age on each Contract Anniversary.

Credit Period: A period of time we use to measure the availability of Benefit Base Credits.

Designated Investment Option: The Variable Investment Option that we use for automatic transfers of Contract Value to or from other Variable Investment Options under the Portfolio Stabilization Process®. Currently, the Designated Investment Option is the Bond PS Subaccount.

Excess Withdrawal: A withdrawal that exceeds certain limits under the Income Plus For Life® 12.11 Series Riders.

Income Plus For Life® 12.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of a single Covered Person. We also may refer to this Rider as the “IPFL 12.11 Rider.”

Income Plus For Life – Joint Life® 12.11 Rider: A guaranteed minimum withdrawal benefit Rider that provides guaranteed withdrawal amounts based on the lifetime of two Covered Persons. We also may refer to this Rider as the “IPFL – Joint Life 12.11 Rider.”

Income Plus For Life® 12.11 Series Riders: Both Income Plus For Life® 12.11 Riders – i.e., Income Plus For Life® 12.11 and Income Plus For Life – Joint Life® 12.11. We also may refer to these Riders as the “IPFL 12.11 Series Riders.”

Lifetime Income Amount: The annual guaranteed withdrawal amounts under the Riders.

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Lifetime Income Date: The date on which the Lifetime Income Amount guarantee begins. In most cases the Lifetime Income Date is the Contract Anniversary immediately preceding the date the youngest Covered Person turns age 59 1/2. However, the Lifetime Income Date is the date you purchase the Rider (the Rider’s “effective date”) if the youngest Covered Person will turn age 59 1/2 or older during the first Contract Year.

Lifestyle PS Subaccounts: The Subaccounts that invest in a specific Lifestyle PS Series Portfolio of the John Hancock Variable Insurance Trust: Lifestyle Balanced PS Subaccount, Lifestyle Conservative PS Subaccount, Lifestyle Growth PS Subaccount and Lifestyle Moderate PS Subaccount. We make the Lifestyle PS Subaccounts available under a Contract with an IPFL 12.11 Series Rider.

Monthly Anniversary: The day in each calendar month that is the same day of the month as the Contract Date. If that day is not a Business Day, the Monthly Anniversary will be the next Business Day. If the Monthly Anniversary is on the 29th, 30th or 31st, then for any month that does not include those dates, the Monthly Anniversary will be the first Business Day of the following month.

Portfolio Stabilization Process®: A non-discretionary, systematic mathematical process we use each Business Day to monitor the Contract Value under a Contract with an IPFL 12.11 Series Rider. The Portfolio Stabilization Process® determines the amount of Contract Value, if any, that we automatically transfer between the Lifestyle PS Subaccounts and a “Designated Investment Option” (currently the Bond PS Subaccount) at the end of a Business Day.

Reference Value: A value that the Portfolio Stabilization Process® uses each Business Day to compare against your Contract Value. The Reference Value is based on your initial Contract Value, and is adjusted each Business Day to reflect additional Net Purchase Payments and Excess Withdrawals. We adjust the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value. The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

Reference Value Ratio or RV Ratio: The Contract Value on any Business Day divided by the current Reference Value.

Settlement Phase: The period when your Contract Value is less than the Lifetime Income Amount and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract continues but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate.

Step-Up: A potential way to increase guaranteed annual withdrawal amounts under the Riders. A Step-Up, if applicable, increases the Benefit Base to reflect favorable investment performance, if any, on Contract Anniversaries before and after the Lifetime Income Date, up to and including the Age 95 Contract Anniversary.

Step-Up Date: A date on which we determine whether a Step-Up could occur.

Target Bond PS Subaccount Allocation: The target amount required to be maintained in the Designated Investment Option of the Portfolio Stabilization Process® (currently the Bond PS Subaccount), before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Subaccount.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred variable annuity contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant, unless the Owner is a trust or custodian. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. The Contract does not provide any additional tax-deferred treatment of earnings beyond the treatment provided by a Qualified Plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal benefits called the “Income Plus For Life® 12.11 Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under “VI. Optional Benefits.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances and you may be unable to make an Additional Purchase Payment (see “Accumulation Period Provisions – Limitations on Additional Purchase Payments” in “V. Description of the Contract”).

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What charges do I pay under the Contract?

The Contracts have a front-end sales charge, an annual Contract fee and asset-based charges.

We deduct the sales charge from your Purchase Payment before it is invested in your allocated Investment Options. The amount of the sales charge varies, as described in the section “VII. Charges & Deductions – Front-End Sales Charges.” To ensure that you are charged the lowest sales charge for which you qualify, be sure to send your Purchase Payments for this Contract through your broker-dealer.

The annual Contract fee is $50, which we waive if you are registered for electronic delivery of transaction confirmations (see “V. Description of the Contract – Telephone and Electronic Transactions”). Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Variable Investment Options. We hold the assets of each Variable Investment Option in a Subaccount that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”).

We offer two sets of Variable Investment Options. The set of Variable Investment Options available to you depends upon whether you selected an Income Plus for Life® 12.11 Series Rider with your Contract.

Contracts with an Income Plus For Life® 12.11 Series Rider. If you purchased a Contract with an IPFL 12.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Investment Options:

Lifestyle Balanced PS Subaccount

Lifestyle Conservative PS Subaccount

Lifestyle Growth PS Subaccount

Lifestyle Moderate PS Subaccount

Ultra Short Term Bond Subaccount

In addition, we may make automatic transfers of your Contract Value to and from the Designated Investment Option (currently the Bond PS Subaccount), in accordance with the Portfolio Stabilization Process® that is a feature of the IPFL 12.11 Series Riders. You cannot directly allocate any of your Contract Value to the Bond PS Subaccount, but we may transfer your Contract Value between the Lifestyle PS Subaccounts you choose and the Bond PS Subaccount. We describe the Portfolio Stabilization Process® we use to determine when and how much we may transfer under “VI. Optional Benefits.”

If you purchased a Contract with an Income Plus for Life® 12.11 Series Rider, you authorized us to transfer your Contract Value between the Lifestyle PS Subaccounts and a “Designated Investment Option” (currently the Bond PS Subaccount). Accordingly, your ability to maintain an investment in the Lifestyle PS Subaccounts is affected by automatic transfers we may make to and from the Bond PS Subaccount. An Income Plus For Life® 12.11 Series Rider may not be appropriate if you are primarily interested in maximizing the Contract’s potential for long-term participation in equity securities markets.

Contracts without an Income Plus For Life® 12.11 Series Rider. If you purchased a Contract without an IPFL 12.11 Series Rider, you may allocate Purchase Payments and Contract Value to one or more of the following Variable Investment Options:

Core Strategy Subaccount

Lifestyle Balanced Subaccount

Lifestyle Conservative Subaccount

Lifestyle Growth Subaccount

Lifestyle Moderate Subaccount

Ultra Short Term Bond Subaccount

We reserve the right to restrict the availability of Investment Options at any time. Please read “V. Description of the Contract – Accumulation Period Provisions – Allocations Among Investment Options” for more information about restrictions, limitations and requirements applicable to Investment Options.

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All Contracts

Before you select Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

The risks, fees and expenses (such as operating expenses and transaction costs) associated with the Portfolios available under a Contract with an Income Plus For Life® 12.11 Series Rider generally will differ from those associated with the Portfolios available in a Contract without an Income Plus For Life® 12.11 Series Rider, even where the Portfolio names are similar (see “IV. General Information about Us, the Separate Accounts and the Portfolios – The Portfolios”). You should review the Portfolio prospectuses for more information.

•

Although the Portfolios may invest directly in securities or indirectly, through other underlying funds, you do not have the ability to determine the investment decisions or strategies of the Portfolios.

How can I change my investment choices?

Allocation of Net Purchase Payments. You designate how you would like your Net Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Net Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers You May Make Among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “Transfers During Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers You May Make Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During Pay-out Period”).

Transfers under Contracts with an Income Plus For Life® 12.11 Series Rider. We impose restrictions on your ability to make transfers among certain Variable Investment Options available under the Income Plus For Life® 12.11 Series Riders. In addition, we are authorized to make automatic transfers under the Portfolio Stabilization Process® from time to time. These automatic transfers move your Contract Value between the Lifestyle PS Subaccounts you select and a Designated Investment Option (currently the Bond PS Subaccount) (see “VI. Optional Benefits”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300, or your entire balance in that Investment Option if less than $300. If a withdrawal would reduce your Contract Value to less than $1,000, we may treat your withdrawal request as a request to withdraw all of your Contract Value. An administration fee may apply to your withdrawal (see “VII. Charges and Deductions”). Withdrawals from Contracts with an Income Plus For Life® 12.11 Series Rider may affect the benefits under the Rider (see “VI. Optional Benefits”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

For the additional charge shown in the Fee Tables, you may have purchased a Rider offering optional benefits. The availability of the Riders may have varied by state.

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Income Plus For Life® 12.11 Series Riders

The Income Plus For Life® 12.11 Series Riders (or “IPFL 12.11 Series Riders”) are optional guaranteed minimum withdrawal benefit Riders. The Riders contain our guarantee that you will be able to make withdrawals of a Lifetime Income Amount, regardless of your Contract’s investment performance. We describe the Riders’ terms in more detail in “VI. Optional Benefits.”

Availability. If it was available in your state, you may have elected to purchase an IPFL 12.11 Series Rider through your financial advisor’s authorized distributor. The IPFL 12.11 Series Riders were not available if you inherited a Contract issued as an IRA (see “VI. Optional Benefits – Availability”). You (or the applicable oldest “Covered Person”) must have been under age 81 in order to have purchased the Rider. If we issued you a Contract with an IPFL 12.11 Series Rider, you cannot terminate the Rider or exchange it for another Rider while your Contract is in effect.

Rider Benefit. We designed the IPFL 12.11 Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a “Lifetime Income Date.”

You establish your Lifetime Income Amount by taking a withdrawal after the Lifetime Income Date. If you limit your gross annual withdrawals to the Lifetime Income Amount, we make this benefit available for as long as you live, even if your Contract Value reduces to zero. You may elect to receive the Lifetime Income Amount automatically under our Income Made Easy program. We pay the Lifetime Income Amount automatically during the Rider’s “Settlement Phase,” which begins when your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider.

Excess Withdrawals. Under the IPFL 12.11 Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if:

•	you make a withdrawal before the Lifetime Income Date, or

•	your annual Withdrawal Amounts exceed the Lifetime Income Amount in any year after the Lifetime Income Date.

We reduce the Lifetime Income Amount if you take any withdrawals before the applicable Lifetime Income Date. We also reduce the Lifetime Income Amount if your annual Withdrawal Amounts after the Lifetime Income Date exceed the limits specified in the IPFL 12.11 Series Riders. You will lose the Lifetime Income Amount if your Withdrawal Amounts before the applicable Lifetime Income Date deplete your Contract Value and any remaining Benefit Base to zero (see “VI. Optional Benefits – Features of IPFL 12.11 Series Riders”).

Benefit Base. We use a Benefit Base to determine the Lifetime Income Amount. You cannot request a withdrawal of the Benefit Base, and it usually differs from the Contract Value. The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($3 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit. We also may increase or “step up” the Benefit Base on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee by making Additional Purchase Payments (if not otherwise restricted – see “Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

Determination of Lifetime Income Amount. We determine the initial Lifetime Income Amount on the Lifetime Income Date. To do this, we multiply the Benefit Base then in effect by the Benefit Rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you do not take any withdrawals or annuitize the Contract during the next Contract Year. We describe the Benefit Rates we use to calculate the Lifetime Income Amount on the Lifetime Income Date, as well as certain age requirements and limitations on Credits, in “VI. Optional Benefits.”

Investment Limitations – Automatic Transfers of Contract Value. If you purchased a Contract with an IPFL 12.11 Series Rider, you must invest your Contract Value only in the Variable Investment Options we make available for that Rider. Under the IPFL 12.11 Series Riders, we monitor your Contract Value each Business Day and we may make automatic transfers of some of your Contract Value between the Lifestyle PS Subaccounts you select and a Designated Investment Option (currently the Bond PS Subaccount). We only make these automatic transfers to or from the Bond PS Subaccount under a non-discretionary, systematic mathematical process we call the “Portfolio Stabilization Process®.” We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI. We do not permit you to invest directly in or transfer funds directly out of the Bond PS Subaccount.

Annual Step-Up Death Benefit Rider

You may have elected to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchased an Income Plus For Life® 12.11 Series Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have turned age 75 (or death if earlier). The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected. The Annual Step-Up Death Benefit Rider was not available, however, if you (or any co-Owner) had already turned age 75 at the time you purchased the Contract, or if your Contract was an IRA that you inherited from someone else (unless you were the spouse of the decedent and owned the IRA in your own name).

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If you elected to purchase an Annual Step-Up Death Benefit Rider and not an IPFL 12.11 Series Rider, you are required to invest your Contract Value in the Investment Options available under a Contract without an IPFL 12.11 Series Rider. We reserve the right to impose additional restrictions on Investment Options at any time. If we do impose additional restrictions, any Contract Value already allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option.

What are the tax consequences of owning a Contract?

In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59   1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those provided by a Qualified Plan, including an IRA. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits.

We provide additional information on taxes in “VIII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should have consulted with their legal counsel and a qualified tax advisor regarding the suitability of the Contract.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Opportunity A-Series Contract. These fees and expenses are more completely described in this Prospectus under “VII. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay when you make Purchase Payments into the Contract (or potentially when you transfer Contract Value between Investment Options). State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Sales Charge

Maximum Charge Percentage[2]:	5.50%
Sales Charge Breakpoints:

If your Cumulative Value[3] is:	The Sales Charge (as a percentage of current Purchase Payments) is:

Up to $49,999.99	5.50%
$50,000 to $99,999.99	4.50%
$100,000 to $249,999.99	3.50%
$250,000 to $499,999.99	2.50%
$500,000 to $999,999.99	2.00%
$1,000,000 and over	1.00%

Transfer Fee[4]

Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 3.50% of each Purchase Payment (see “VII. Charges and Deductions – Premium Taxes”).
[2]

The charge reflected is the maximum sales charge, as a percentage of a Purchase Payment. The charge shown applies to Contracts with Cumulative Value of less than $50,000 (see “VII. Charges & Deductions – Front-End Sales Charges”).

[3]

Your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals (see “VII. Charges & Deductions – Front-End Sales Charges”).

[4]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

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The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$50

Annual Separate Account Expenses[2]
(as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	0.65%
Administration Fee (asset based)	0.15%

Total Annual Separate Account Expenses[2]	0.80%
(With No Optional Riders Reflected)

Optional Benefits
Fees deducted from Separate Account
Annual Step-Up Death Benefit Fee[2]	0.30%

Total Annual Separate Account Expenses[4]	1.10%

[1]	The $50 annual Contract fee is waived if you are registered for electronic delivery of transaction confirmations (see “IX. General Matters – Transaction Confirmations”).
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee and the Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

Other Account Fees deducted from Contract Value
Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)
	IPFL 12.11 Rider [1]	IPFL – Joint Life 12.11[2]
Maximum Fee	1.50%	1.50%
Current Fee	1.00%	1.00%

1

The current charge for the Income Plus For Life® 12.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

2

The current charge for the Income Plus For Life – Joint Life® 12.11 Rider is 1.00% of the Adjusted Benefit Base. We reserve the right to change the charge up to a maximum charge of 1.50% at any time, but we will not do so during the first 2 Contract Years, or within the 2 Contract Years following such a change.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture® Opportunity A– Series with IPFL 12.11 Series Rider		Venture ® Opportunity A– Series without IPFL 12.11 Series Rider

Total Annual Portfolio Operating Expenses	Minimum	Maximum	Minimum	Maximum
(as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2012)
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees and other expenses	0.90%	1.13%	0.83%	1.01%

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Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee, Rider fees, and the maximum fees and expenses of any of the Portfolios and no reduction in sales charges based on Cumulative Value. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with Income Plus For Life® 12.11 and Annual Step-Up Death Benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$927	$1,689	$2,493	$4,675
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$927	$1,689	$2,493	$4,675

Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders

The next example assumes that you invest $10,000 in a Contract but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios, and no reduction in sales charges based on Cumulative Value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with no optional benefit Riders
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$711	$1,030	$1,371	$2,323
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$711	$1,030	$1,371	$2,323

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The following tables describe the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2012, except as stated below in the notes that follow the tables. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the tables.

The available Portfolios differ for Contracts issued with and Contracts issued without an IPFL 12.11 Series Rider (see “VI. Optional Benefits”).

Portfolio Expenses

Portfolio Expenses for Contracts with an IPFL 12.11 Series Rider:

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Bond PS Series
Series II	0.57%	0.25%	0.08%	—	0.90%	0.00%	0.90%
Lifestyle Balanced PS Series
Series II	0.05%	0.25%	0.06%	0.74%	1.10%	0.00%	1.10%
Lifestyle Conservative PS Series
Series II	0.05%	0.25%	0.15%	0.69%	1.14%	-0.05%[2]	1.09%
Lifestyle Growth PS Series
Series II	0.05%	0.25%	0.06%	0.77%	1.13%	0.00%	1.13%
Lifestyle Moderate PS Series
Series II	0.05%	0.25%	0.11%	0.72%	1.13%	-0.01%[2]	1.12%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.10%	—	0.90%	0.00%	0.90%

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]

The Adviser has contractually limited other Portfolio level expenses to 0.10%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Portfolio Expenses for Contracts without an IPFL 12.11 Series Rider:

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses
Core Strategy
Series II	0.05%	0.25%	0.03%	0.50%	0.83%	0.00%	0.83%
Lifestyle Balanced
Series II	0.04%	0.25%	0.02%	0.68%	0.99%	0.00%	0.99%
Lifestyle Conservative
Series II	0.04%	0.25%	0.02%	0.65%	0.96%	0.00%	0.96%
Lifestyle Growth
Series II	0.04%	0.25%	0.02%	0.70%	1.01%	0.00%	1.01%
Lifestyle Moderate
Series II	0.04%	0.25%	0.02%	0.67%	0.98%	0.00%	0.98%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.10%	—	0.90%	0.00%	0.90%

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue Suite 3, Boston, Massachusetts 02210-2382. John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, or when we transfer Contract Value to a Designated Investment Option (currently the Bond PS Series Investment Option), we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state and/or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, or when we transfer Contract Value to or from a Designated Investment Option (currently the Bond PS Series Investment Option), we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account. Similarly, the performance of a Portfolio available under a Contract without an IPFL 12.11 Series Rider could differ substantially from that of a Portfolio with a similar name and investment objective that is available under a Contract with an IPFL 12.11 Series Rider.

In selecting the Portfolios that are available as Investment Options under a Contract with an IPFL 12.11 Series Rider, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with the Portfolio Stabilization Process® and our obligations to pay guarantees and benefits under the Rider. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Rider. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2012, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

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The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

The Core Strategy Trust Portfolio and each of the John Hancock Variable Insurance Trust’s “Lifestyle” Portfolios is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these funds of funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth, and Lifestyle Moderate Portfolios, and the Lifestyle Balanced PS Series, Lifestyle Conservative PS Series, Lifestyle Growth PS Series and Lifestyle Moderate PS Series Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these funds of funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a fund of funds. In addition, the ten largest holdings of each fund are posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following tables contain a general description of:

A. Portfolios for Contracts issued with an IPFL Series Rider;

B. Portfolios for Contracts issued without an IPFL Series Rider; and

C. Portfolio used with all Contracts.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus, without charge, by contacting us at the Annuities Service Center shown on the first page of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

A. Portfolios for Contracts issued with an IPFL 12.11 Series Rider. If you purchased a Contract with an IPFL Series Rider, you may allocate Net Purchase Payments to one or more of the Lifestyle PS Subaccounts and/or the Ultra Short Term Bond Subaccount. In purchasing the Rider, you authorize the Company to monitor your allocations of Contract Value to the Lifestyle PS Subaccounts, and to reallocate Contract Value between the Lifestyle PS Subaccounts and a Designated Investment Option (currently the Bond PS Subaccount) by the Portfolio Stabilization Process®, a non-discretionary, systematic mathematical process described in “VI. Optional Benefits – Features of the IPFL 12.11 Series Riders.”

The Portfolio Stabilization Process® may result in large-scale asset flows into and out of one or more of these Portfolios, which may negatively affect the Portfolio’s performance. It may increase the Portfolio’s transaction costs, and cause the Portfolio to purchase securities in anticipation of possible asset flows or sell securities when it would not normally do so. It could be particularly disadvantageous for the Portfolio if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. Outflows may also increase the Portfolio’s expense ratio, and the purchase of securities in anticipation of possible asset flows could lower the Portfolio’s overall performance at a time when values could be rising.

16

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Bond PS Series	Seeks income and capital appreciation. The Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. There is no limit on the Portfolio’s average maturity.

Lifestyle Balanced PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in portfolios that invest primarily in equity securities or futures contracts, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative PS Series	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities or futures contracts.

Lifestyle Growth PS Series	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in portfolios which invest primarily in equity securities or futures contracts, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities or futures contracts.

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B. Portfolios for Contracts issued without an IPFL 12.11 Series Rider.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund of funds and is also authorized to invest in other underlying portfolios and investment companies.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in portfolios that invest primarily in equity securities, and approximately 50% in portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 80% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 20% in portfolios which invest primarily in equity securities.

Lifestyle Growth Trust	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund of funds and normally invests approximately 70% of its assets in portfolios which invest primarily in equity securities, and approximately 30% of its assets in portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund of funds and normally invests approximately 60% of its assets in portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in portfolios which invest primarily in equity securities.

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C. Portfolio used with all Contracts.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Ultra Short Term Bond Trust	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio normally invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio's value fluctuates, and it is possible to lose money by investing in this Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see Appendix A: “Qualified Plan Types,” or you may request a copy of the SAI). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a comingled account for multiple participants in a Qualified Plan.

Please see “VIII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VIII. Federal Tax Matters,” or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

Accumulation Period Provisions

Limitations on Additional Purchase Payments

Restriction on Additional Purchase Payments for Nonqualified Contracts. Except as listed below, you may not make an Additional Purchase Payment after the first Contract Year.

•	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.

•	(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the first Contract Anniversary if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for all Nonqualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment if your total contract value (your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates) exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.

•	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restriction on Additional Purchase Payments for Qualified Contracts (Including IRAs). Except as listed below, you may not make an Additional Purchase Payment after the later of the first Contract Year or the Age 65 Contract Anniversary.

•	(Contracts issued in Florida) Contracts issued with neither a GMWB Rider nor an Annual Step-Up Death Benefit Rider are not subject to the restriction above on Additional Purchase Payments.

•

(Contracts issued in New York or Oregon) You may not make an Additional Purchase Payment after the later of the first Contract Anniversary or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for all Qualified Contracts remain subject to the following:

•

You may not make an Additional Purchase Payment if your total contract value exceeds $1 million at the time of payment or if your total contract value is less than $1 million and the Additional Purchase Payment would cause your total contract value to exceed $1 million.

•	(Contracts issued with a GMWB Rider) You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

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If we issued your Contract in connection with an IRA, any Additional Purchase Payments for the year that you become age 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” You should consult with a qualified tax advisor for additional information.

For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Plans, you may request a copy of the SAI from the Annuities Service Center.

Approval of Additional Purchase Payments through Automatic Payments or Transfers from Financial Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of the Contract, including any GMWB Rider, when made in connection with an automatic payment or transfer program from a bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect on October 12, 2012;

•	no automatic withdrawal program from your Contract is in effect;

•	any GMWB Rider that you may have purchased with your Contract is not in the Settlement Phase; and

•	you have received our approval if any of the conditions below apply.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Any Additional Purchase Payments will be subject to our approval if any of the following conditions apply:

•

you make the payment under a Financial Account Plan and it exceeds the amount authorized on October 12, 2012 to be paid or transferred periodically from the bank account, brokerage account or other account you hold at a similar financial institution, and paid to us as an Additional Purchase Payment, or

•	your total contract value exceeds $1 million at the time of payment, under either a Financial Account Plan or Payroll Plan, or

•	your total contract value is less than $1 million and the Additional Purchase Payment under either a Financial Account Plan or Payroll Plan would cause your total contract value to exceed $1 million.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or

•	we impose additional restrictions, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

•

You purchased your Contract through an exchange under section 1035 of the Code or a Qualified Plan transfer from an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such section 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

•	You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000.

•	You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000.

•

You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

•	You purchased a Contract to be used within John Hancock USA’s Individual 401(k) Program.

•	You purchased a new Qualified Contract under an already existing qualified retirement plan AND the plan owned one or more Qualified Contracts issued by us prior to June 1, 2004.

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If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VIII. Federal Tax Matters”).

You designate how your Net Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value, and for the Bond PS Subaccount when we transfer Contract Value into that Subaccount. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete. We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, transfer amounts to or from the Bond PS Subaccount, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day;

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day; or

•	the transfer of Contract Value is an “automated transaction” scheduled for that Business Day under the Portfolio Stabilization Process®.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transfers of Contract Value under the IPFL 12.11 Series Riders’ Portfolio Stabilization Process®, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease

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or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Allocations Among Investment Options

You may invest your Net Purchase Payments (if otherwise not restricted) and Contract Value only in the Investment Options we make available.

Contracts Purchased with an IPFL 12.11 Series Rider. Please see “VI. Optional Benefits – Features of Income Plus for Life® 12.11 Series Riders” for information on permitted Investment Options under Contracts purchased with an IPFL 12.11 Series Rider. If you purchase a Contract with an IPFL 12.11 Series Rider, we will use a non-discretionary, systematic mathematical process, the “Portfolio Stabilization Process®,” to make automatic transfers of Contract Value to and from the Bond PS Subaccount. We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” in this Prospectus, and in the SAI.

You may transfer between Investment Options on any date subject to our restrictions on frequent trading. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

Contracts Purchased without an IPFL 12.11 Series Rider. If you purchase a Contract without an IPFL 12.11 Series Rider, you must invest 100% of your Contract Value among the currently available Investment Options (see “Available Investment Options” below).

You should consult with your financial advisor to assist you in determining which available Investment Option is best suited for your financial needs and risk tolerance.

Available Investment Options. If you purchase a Contract without an Income Plus For Life® 12.11 Series Rider, we restrict the Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

•	Core Strategy Trust

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from any other selected DCA Source Investment Option in connection with your selected Investment Options (see “Special Transfer Services – Dollar Cost Averaging” in this section, below).

We reserve the right to restrict Investment Options in your Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as the allocated amounts remain in that Investment Option. If we exercise this right, your ability to select from the range of available Investment Options under the Contract could be significantly limited.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

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Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program; (b) automatic transfers to or from a Designated Investment Option (currently the Bond PS Subaccount) under the Portfolio Stabilization Process®; (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfer-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

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Automatic Transfers Under IPFL 12.11 Series Riders

If you purchased a Contract with an IPFL 12.11 Series Rider, we use a non-discretionary, systematic mathematical process, the “Portfolio Stabilization Process®,” to transfer Contract Value to and from a Designated Investment Option (currently the Bond PS Subaccount). We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” in this Prospectus, and in the SAI.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. We waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option (the “DCA Source Investment Option”) to other Variable Investment Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, the Net Purchase Payment amount will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

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Impact of Automatic Transfers under an IPFL 12.11 Series Rider. If you purchased a Contract with an IPFL 12.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value will be transferred to or from a Designated Investment Option (currently the Bond PS Subaccount). The Portfolio Stabilization Process® may result instead in limiting your ability to achieve the desired benefit of the DCA programs. Although we process a daily transaction under the DCA program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	greater redemptions of accumulation units of a particular Investment Option when the unit value is low;

(ii)	greater purchases of accumulation units of a particular Investment Option when the unit value is high; and

(iii)	a different duration, and different amounts, invested in a particular Investment Option than you initially intended.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits” and in the SAI.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit Asset Rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Impact of Automatic Transfers under an IPFL 12.11 Series Rider. If you purchased a Contract with an IPFL 12.11 Series Rider, we use the Portfolio Stabilization Process® to determine if any Contract Value is to be transferred to or from a Designated Investment Option (currently the Bond PS Subaccount). The Portfolio Stabilization Process® is not designed to maintain Contract Value among Investment Options in your indicated percentages. It may result instead in limiting your ability to achieve the desired benefit of the Asset Rebalancing program.

Although we process a scheduled transaction under the Asset Rebalancing program before we process a transaction under the Portfolio Stabilization Process®, you may experience:

(i)	transfers on a scheduled Asset Rebalancing date that do not match your indicated percentages;

(ii)	transfers to and from a particular Investment Option between scheduled Asset Rebalancing dates; and

(iii)	gains and losses between scheduled Asset Rebalancing dates for a particular Investment Option that do not reflect the investment of your indicated percentage of Contract Value in the Investment Option for the entire period.

We describe the Portfolio Stabilization Process® in more detail in “VI. Optional Benefits,” and in the SAI.

You should consult with your financial advisor to assist you in deciding whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Section 403(b) Plan Contracts. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account.

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When making a withdrawal from a Contract with an IPFL 12.11 Series Rider, your Withdrawal Amount is taken proportionally from all of your Variable Investment Options, including the Bond PS Subaccount.

When making a withdrawal from a Contract without an IPFL 12.11 Series Rider, you may specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option If you do not specify the Investment Options(s) from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the amount withdrawn would reduce the Contract Value to less than $1,000, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Opportunity A-Series Variable Annuity Contracts that do not have an Income Plus For Life® 12.11 Series Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. In the event that you and your spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VIII. Federal Tax Matters — Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals (Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program (“SWP”) which, after entering into a SWP agreement, permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. For Contracts without an IPFL 12.11 Series Rider, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. For Contracts with an IPFL 12.11 Series Rider, we take withdrawals pro rata from all of your Investment Options. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made. The SWP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a Financial Account Plan or a Payroll Plan. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in a SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in a SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the SWP.

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Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with an IPFL 12.11 Series Rider. There is no charge for participation in this program. Please read “VI. Optional Benefits – Withdrawals, Distributions and Settlements – Pre-authorized Withdrawals – The Income Made Easy Program,” for more information.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

•	the Contract Value; or

•	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis, by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional Income Plus For Life® 12.11 Series Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read “VI. Optional Benefits” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VIII. Federal Tax Matters — Other Qualified Plans”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

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If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:

•	The Beneficiary becomes the Owner.

•

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•

If the deceased Owner’s Beneficiary is a surviving spouse who falls within the definition of “spouse” under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit.

If you substitute a new Contract Owner, the death benefit will be the Contract Value and the Guaranteed Minimum Death Benefit will no longer apply, with the following exceptions:

(a)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner;

(b)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual;

(c)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

(d)	ownership is transferred to the Owner’s spouse following the death of the Owner.

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see “VI. Optional Benefits” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, the earliest allowable

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Annuity Commencement Date is six months after the Contract Date. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the 95th birthday of the oldest Annuitant (or in New York, the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary) (“Default Maturity Date”). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time, by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 95). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VIII. Federal Tax Matters – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default a variable Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described in “Annuity Options offered in the Contract” below. For Contracts with an Income Plus For Life® 12.11 Series Rider, we provide as a default a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

For Contracts purchased prior to December 16, 2011 and offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If your Contract has an Income Plus For Life® 12.11 Series Rider, you must transfer your Contract Value out of the Lifestyle PS Portfolios before selecting an Annuity Option. You may transfer into the Portfolios available for Contracts without an IPFL 12.11 Series Rider at that time. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

United States Treasury Regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;

•	you are no longer permitted to make or receive any withdrawals under an IPFL 12.11 Series Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit terminates.

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Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with an IPFL 12.11 Series Rider. We make additional Annuity Options available if you purchase a Contract with one of our Income Plus For Life® 12.11 Series Riders (“IPFL Alternate Annuity Options”). The applicable fixed IPFL Alternate Annuity Option for single or joint lives shown below will be provided as the default option at your Contract’s Maturity Date.

IPFL Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchase a Contract with an IPFL 12.11 Rider. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL 12.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

IPFL Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchase a Contract with the IPFL – Joint Life 12.11 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life 12.11 Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. Under this option, we will pay

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you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an Annuity Unit);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 1%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 1%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun, only if, at the time you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 1%; and

d	equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 1%. This value is 3,788.52 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3,788.52) ÷ $12.50)} = 231.07 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you cannot make any additional withdrawals under a Contract with an Income Plus For Life® 12.11 Series Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable sales charge and premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable sales charge and premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable sales charge and premium taxes.

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The rates contained in the annuity tables vary with the Annuitant’s age and the Annuity Option selected. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 1% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 1.81%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life or payments during the Settlement Phase under an optional Income Plus For Life® 12.11 Series Rider. Please read “VI. Optional Benefits” for additional information.

Other Contract Provisions

Initial Inspection Period

Your Contract contains a “free look” provision that describes a right to review and cancel the Contract during an initial inspection period in order to receive a refund. The initial inspection period generally is 10 days from the date of delivery of a Contract, but may be for a longer period as required under applicable state insurance laws and regulations. The free look provision also describes where to return a Contract for cancellation, and the amount of the refund. In some instances, the provision could also describe the way we invested your initial Purchase Payment during the inspection period.

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The Contracts described in this Prospectus are no longer offered and, as of the date of this Prospectus, the free look provision for your Contract should have expired and not be in effect.

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. We do not permit joint ownership of Contracts purchased by a non-natural person (such as a corporation or a trust) or held for the benefit of such an entity. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner (except when the Owner is a trust or custodian). If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•	A change of ownership may result in termination of a minimum withdrawal benefit guarantee (If you purchased a GMWB Rider, you can get more information from “VI. Optional Benefits”).

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date (except when the Owner is a trust or custodian).

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

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Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the Federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age or Survival

We normally require proof of age or survival of any person upon whose age or survival any payment depends. If the age of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age. If we have made incorrect payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future payments.

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VI. Optional Benefits

Overview

We offer two types of optional benefit Riders that you may have elected to purchase when you purchased a Contract:

•	the Income Plus For Life® 12.11 Series Riders*, which are designed to provide a stream of lifetime income to the annuitant through withdrawals; and

•

the Annual Step-Up Death Benefit Rider, which has the potential to provide a death benefit in excess of that provided under the Contract if the holder of the Contract (or the Annuitant, if the holder is a legal entity) dies during the Accumulation Phase of the Contract.

*

We use the terms “Income Plus For Life 12.11 Series Riders” and “IPFL 12.11 Series Riders” in the Prospectus to refer to both Income Plus For Life® Riders, i.e., Income Plus For Life® 12.11 and Income Plus For Life – Joint Life® 12.11.

You could have elected to purchase these Riders only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you may not revoke these optional benefits (unless we increase the Rider fee). When your Contract reaches the Maturity Date, you may elect to extend the Maturity Date or choose one of our Annuity Options. If you do not elect to extend the Maturity Date or choose an Annuity Option (or do not make a total withdrawal of the Surrender Value), we provide as a default a fixed Annuity Option as described in “V. Description of the Contract – Additional Annuity Options for Contracts with an IPFL 12.11 Series Rider.”

Features of the IPFL 12.11 Series Riders

Covered Person(s)

The Income Plus For Life® 12.11 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life® 12.11) or on the lifetime duration of two Covered Persons (Income Plus For Life – Joint Life® 12.11).

Single Life Guarantee. For Income Plus For Life® 12.11 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Annuitant at issue of the Rider.

The Covered Person must remain an Annuitant (subject to our underwriting rules) to receive benefits under a Rider.

Joint Life Guarantee. Income Plus For Life – Joint Life® 12.11 Riders provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, determined at the time you elected the Rider. A spouse may need to qualify as a “spouse” under federal law to be treated as a Covered Person under the Contract. See “Civil Union and Same-Sex Marriage Partners” below.

Availability

You could have elected an IPFL 12.11 Series Rider at the time you purchased a Contract, provided:

•	the Rider was available for sale in the state where the Contract was sold;

•	you limited your investment allocations of Net Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

•	the Covered Person complies with the age restrictions we may impose for the Rider; and

•

if you intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an “Inherited IRA” or “Beneficiary IRA”), you must be the surviving spouse of the decedent and own the IRA in your own name.

If you are the Beneficiary of a Contract that was intended to qualify as an IRA:

•	you may have been able to continue that Contract in effect as an Inherited IRA, but if the Contract had an existing IPFL 12.11 Rider, the Rider terminated; and

•	you were not permitted to purchase a new IPFL 12.11 Rider for use with the Contract.

In most cases, an IPFL 12.11 – Joint Life Rider that we issued with a Contract intended for use as an IRA continues until the death of the last Covered Person.

You may have elected to purchase an Income Plus For Life® 12.11 Series Rider only at the time you purchased a Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you cannot revoke this optional benefit. We offered these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and it is irrevocable (unless we increase the Rider fee).

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Age Restrictions. The Covered Person (oldest Covered Person for IPFL 12.11 – Joint Life) must have been under age 81 for you to have purchased a Rider.

Impact of Ownership Arrangements on the Availability of Income Plus For Life – Joint Life® 12.11 Riders. We issued Income Plus For Life – Joint Life® 12.11 Riders only when ownership arrangements permitted continuation of a Contract at death of the Owner.

We issued IPFL – Joint Life 12.11 Riders if the spouses were co-Annuitants and under the following ownership arrangements:

•	In general, covered spouses should have been joint Owners, or one covered spouse should have been the Owner and the other covered spouse should have been named as the sole primary Beneficiary.

•	For non-natural person ownership designations, generally the covered spouses should have been the co-Beneficiaries.

•	For custodial IRAs and Qualified Plans, the surviving spouse must have been the designated primary Beneficiary of the custodial IRA or Qualified Plan account.

We may have issued the IPFL – Joint Life 12.11 Rider under certain other non-natural person ownership arrangements, provided the arrangement allowed for the continuation of the Contract at death of the Annuitant. Naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a Qualified Plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.

Changes to the Owner, Annuitant or Beneficiary designations after the Rider is issued may reduce, limit, or terminate benefits available under the Rider.

Civil Union and Same-Sex Marriage Partners. The Rider generally is designed to comply with current federal tax provisions related to status as a “spouse” under the federal Defense of Marriage Act (“DOMA”). The DOMA definition does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. In certain states, however, we allowed civil union and same-sex marriage partners to purchase the Contract with the Rider and receive the same Rider benefits as a “spouse” who falls within the DOMA definition. See the SAI for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fee

We charge an additional fee on each Contract Anniversary for the IPFL 12.11 Series Riders. Subject to certain limits described below, we reserve the right to change the fee, up to the maximum fee, at any time. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	at full surrender of the Contract.

We do not deduct any additional Rider fee during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to change the IPFL 12.11 Series Rider fee at any time, but we will not change the Rider fee during the first two Contract Years, or within the two Contract Years following a change in the Rider fee. The fee will never exceed a maximum fee of 1.50%.

If we increase the Rider fee, you may elect to terminate your IPFL 12.11 Series Rider by submitting a written request in Good Order to our Annuities Service Center:

•

that includes your instructions for the reallocation of Contract Value (excluding at your option any Contract Value in the Ultra Short Term Bond Investment Option, and including any Contract Value allocated to a DCA Source Investment Option) to Investment Options we then make available for a similar Contract without an IPFL 12.11 Series Rider; and

•	that we receive in Good Order no later than 30 days after the effective date of the increase.

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At the end of the Business Day on which we determine that your written request complies with the above conditions, we will process the following transactions:

•	we will determine your total Contract Value based on your allocations to the Investment Options then available under the IPFL Rider;

•

we will transfer your total Contract Value (excluding at your option Contract Value in the Ultra Short Term Bond Investment Option, and including any Contract Value allocated to a DCA Source Investment Option) to your new Investment Option allocations; and

•	we will terminate the Rider.

We will not deduct a Rider fee after the effective date of the increase if your request for termination complies with our requirements. The Portfolio Stabilization Process® will not apply to these transactions. The reallocation will not count against the number of transfers that we allow per Contract Year. Upon Termination the Rider cannot be reinstated.

Restrictions on Additional Purchase Payments

We generally restrict your ability to make Additional Purchase Payments into Contracts with or without an IPFL 12.11 Series Rider (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”).

IPFL 12.11 Series Rider Benefits

Lifetime Income Amount. The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for the IPFL 12.11 Rider): the Covered Person remains alive and is designated as an Annuitant under the Contract,;or

•	(for the IPFL – Joint Life 12.11 Rider): either Covered Person remains alive and is designated as an Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider on the Lifetime Income Date; by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 12.11): Assume that you purchase a Contract with an IPFL 12.11 Rider for $100,000 when you are Age 60. Based on your age, the Lifetime Income Date is the date we issue your Contract, your initial Benefit Base is $100,000 and the initial Benefit Rate is 4.50%. In this case, the initial Lifetime Income Amount is $4,500 (4.50% × $100,000), but we set a different Lifetime Income Amount if you defer taking withdrawals.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 12.11 Series Rider’s Benefit Base and/or Benefit Rate increases due to deferral of withdrawals after the Lifetime Income Date. Please see “Increases in Guaranteed Amounts” below for more information.

We reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” below for more information.

Lifetime Income Date. The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the youngest Covered Person turned age 59 1/2 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the youngest Covered Person turns age 59 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts,” below).

Benefit Base

We use a Benefit Base to determine the Lifetime Income Amount. The maximum Benefit Base at any time for an IPFL 12.11 Series Rider is $3 million. The initial Benefit Base equals the amount of your initial Purchase Payment (up to $3 million).

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We reduce the Benefit Base if you take Excess Withdrawals. We reduce the Benefit Base to reflect these withdrawals on a pro rata basis. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” below for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

Benefit Rate by Age
Covered Person’s age during the Contract Year of the first withdrawal after the Lifetime Income Date	IPFL 12.11 Rider	IPFL – Joint Life 12.11 Rider
59 1/2 – 60	4.50%	4.25%
61 up to 62	4.60%	4.35%
62 up to 63	4.70%	4.45%
63 up to 64	4.80%	4.55%
64 up to 65	4.90%	4.65%
65 and over	5.00%	4.75%

Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life – Joint Life® 12.11 Rider, we use lower Benefit Rates than we do under the Income Plus For Life® 12.11 Rider.

Variable Investment Options and Automatic Transfers of Contract Value Under an IPFL 12.11 Series Rider

The Variable Investment Options that we use for Contracts with an IPFL 12.11 Series Rider differ from the Variable Investment Options we make available for Contracts without an IPFL 12.11 Series Rider.

The Variable Investment Options for Contracts with an IPFL 12.11 Series Rider are:

Variable Investment Options That You May Select		Variable Investment Option That We Use for Automatic Transfers of Contract Value
Subject to automatic transfers of Contract Value:	Not subject to automatic transfers of Contract Value:
Lifestyle Balanced PS Subaccount Lifestyle Growth PS Subaccount Lifestyle Moderate PS Subaccount Lifestyle Conservative PS Subaccount*	Ultra Short Term Bond Subaccount* Lifestyle Conservative PS Subaccount*	Bond PS Subaccount

*	Automatic transfers will not apply if you allocate 100% of your Contract Value to the Lifestyle Conservative PS Subaccount and/or the Ultra Short Term Bond Subaccount.

When you select a Variable Investment Option, we allocate your money to a Subaccount of our Separate Account. Each Subaccount invests in a corresponding Portfolio of the John Hancock Variable Insurance Trust. Please see “IV. General Information about Us, the Separate Accounts and the Portfolios” for more information about each of these Portfolios.

You also may use a Variable Investment Option (other than the Bond PS Subaccount) as a DCA Source Investment Option under our DCA program. (See “V. Description of the Contract – Special Transfer Services – Dollar Cost Averaging” for more information about this program.) We reserve the right to restrict in the future the Variable Investment Options into which you may select to allocate your Contract Value.

You should consult with your financial advisor to assist you in determining which available Variable Investment Options are best suited for your financial needs and risk tolerance.

Automatic Transfers. By purchasing an IPFL 12.11 Series Rider, you give us authority to make automatic transfers between your selected Lifestyle PS Subaccounts and a Designated Investment Option (currently the Bond PS Subaccount). Accordingly, we monitor your Contract Value daily and systematically transfer amounts between the Lifestyle PS Subaccounts shown above and the

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Bond PS Subaccount. The determination of when, and how much, to transfer is made through a non-discretionary, systematic mathematical process that we call the “Portfolio Stabilization Process®.”

We intend the process to limit your Contract Value’s exposure to equity markets by allocating Contract Value to the Bond PS Subaccount during periods of equity market volatility and also when you take withdrawals after the Lifetime Income Date. The Portfolio Stabilization Process® determines when and how much to transfer, if any, from the Lifestyle PS Subaccounts to the Bond PS Subaccount. The Portfolio Stabilization Process® also determines when, and how much, Contract Value to transfer, if any, from the Bond PS Subaccount to the Lifestyle PS Subaccounts. We designed the Portfolio Stabilization Process®, and made it an integral part of the IPFL 12.11 Series Riders, to protect us by reducing the potential impact of volatile markets on the risk we assume from the guarantees provided to you under the Riders. The process works to monitor your Contract Value every Business Day and to determine whether to transfer Contract Value between the Lifestyle PS Subaccounts and the Bond PS Subaccount. Transfers under the Portfolio Stabilization Process® do not affect the current value of the Benefit Base or the Lifetime Income Amount, and they are not included within the Separate Account’s short term trading restriction of two transfers per month. (See “V. Description of the Contract – Transfers You May Make Among Investment Options.”)

Because the Portfolio Stabilization Process® can allocate Contract Value to the Bond PS Subaccount, it may limit your ability to participate in favorable investment performance of the Lifestyle PS Subaccounts whenever a portion of your Contract Value is invested in the Bond PS Subaccount. On the other hand, when Contract Value is allocated and retained in the Bond PS Subaccount, the Portfolio Stabilization Process® has the potential to protect your Contract Value from declining and volatile equity markets.

We provide no assurance:

•	of the amount, if any, and duration of any investment in the Bond PS Subaccount;

•	that the Portfolio Stabilization Process® will enhance the earnings potential of your Contract or protect your Contract Value from declines in value; or

•	that the amount and/or frequency of Step-Ups will not be affected by the Portfolio Stabilization Process®.

You may not directly allocate Contract Value to the Bond PS Subaccount. Your Contract refers to the Bond PS Subaccount as the “Designated Investment Option.” We reserve the right to designate a different Subaccount for automatic transfers of Contract Value. We may change the Designated Investment Option, for example, in the event there is a substantial change in the investment objectives and strategy of the Bond PS Series Portfolio.

Operation of the Portfolio Stabilization Process®

Here’s how the Portfolio Stabilization Process® generally works:

STEP ONE

Determination of Reference Value. We calculate a Reference Value based on the initial Contract Value of your Contract in each of your selected Variable Investment Options. We increase the Reference Value each Business Day to reflect:

•	prior to the Lifetime Income Date, the full amount of Additional Net Purchase Payments we receive on that Business Day; and

•	on or after the Lifetime Income Date, the excess, if any, of any Additional Net Purchase Payments we receive on that Business Day over any withdrawal since the later of:

¡	the Lifetime Income Date, or

¡	the date of the most recent Additional Purchase Payment that increased the Reference Value, or

¡	the date of the most recent reduction in the Reference Value.

We increase the Reference Value on each Monthly Anniversary to reflect the current Contract Value if that amount is greater than the most recently determined Reference Value.

We decrease the Reference Value on any Business Day you take an Excess Withdrawal, (which includes any withdrawal prior to the Lifetime Income Date). Excess Withdrawals prior to the Lifetime Income Date reduce the Reference Value in the same proportion as the entire amount of the withdrawal divided by the Contract Value prior to the withdrawal. Excess Withdrawals after the Lifetime Income Date reduce the Reference Value in the same proportion that the excess portion of the withdrawal reduces the Contract Value remaining after it is first reduced by any portion of the withdrawal attributable to the Lifetime Income Amount. The Reference Value will not be decreased for withdrawals on and after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount or if your withdrawals are made under our Life Expectancy Distribution program (see “Withdrawals after the Lifetime Income Date,” below).

The Reference Value has no cash value, and you cannot withdraw it. It is not designed to equal the Benefit Base or the Lifetime Income Amount.

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STEP TWO

Comparison of Contract Value to Reference Value; Impact of Transactions. We designed the Portfolio Stabilization Process® to trigger a review of your Contract Value and the possibility of an automatic transfer of Contract Value to and from a Designated Investment Option (currently the Bond PS Subaccount) based on:

•	the ratio (expressed as a percentage) of your Contract Value to the Reference Value (the “Reference Value Ratio” or “RV Ratio”) or

•	the occurrence of certain transactions that we describe below.

We calculate the RV Ratio for your Contract at the end of each Business Day by dividing the current Contract Value by the current Reference Value. NOTE: The RV Ratio may change when you take withdrawals up to the Lifetime Income Amount, and may result in automatic transfers of Contract Value to the Bond PS Subaccount under STEP FOUR A (see Examples 5(a) and 5(d) in Appendix C: “Examples of the Portfolio Stabilization Process®”).

The Portfolio Stabilization Process® reviews the allocation of Contract Value under your Contract (and determines possible transfers to or from the Bond PS Subaccount, as described in STEP THREE) when the RV Ratio first falls below 92.5% and at certain incremental thresholds after that. The Portfolio Stabilization Process® generally does not review the allocation of Contract Value under your Contract if the RV Ratio from one Business Day to the next remains within one of the following bands (“RV Ratio Bands”):

RV Ratio Band	RV Ratio
5	92.5% or more
4	less than 92.5%, but greater than or equal to 90%
3	less than 90%, but greater than or equal to 87.5%
2	less than 87.5%, but greater than or equal to 85%
1	less than 85%, but greater than or equal to 82.5%
0	less than 82.5%

The Portfolio Stabilization Process® will proceed to STEP THREE to determine a possible transfer to or from the Bond PS Subaccount under the following circumstances:

•	on any Business Day when the RV Ratio Band decreases from the RV Ratio Band in effect on the date of a previous transfer under the Portfolio Stabilization Process®, or

•	in cases where the RV Ratio previously increased from an RV Ratio Band to a higher RV Ratio Band and remained at least at a higher RV Ratio Band for five consecutive Business Days, or

•	if the RV Ratio is less than 82.5% on any Monthly Anniversary, or

•	upon the occurrence of a transaction described below.

Increases in RV Ratio. The Portfolio Stabilization Process® will not proceed to STEP THREE, unless:

•	the RV Ratio increases and remains within the same RV Ratio Band for 5 consecutive Business Days (or moves to a higher RV Ratio Band during that 5 Business Day period), or

•	upon the occurrence of a transaction described below.

At the end of the 5th consecutive Business Day or upon the occurrence of a transaction described below, the Portfolio Stabilization Process® uses the minimum RV Ratio Band calculated during the 5 Business Day Period to determine the permitted Contract Value allocation described in STEP THREE, inclusive of amounts held in the Bond PS Subaccount.

Examples. In the next two examples, we illustrate the impact of the daily RV Ratio Band on transfers from the Bond PS Subaccount. In each example, we assume that:

•	your Contract Value has been allocated to the Lifestyle PS Subaccounts,

•	the Portfolio Stabilization Process® previously resulted in a transfer of Contract Value to the Bond PS Subaccount,

•	there are no transactions, as described in STEP TWO, and

•	there is Contract Value allocated in the Bond PS Subaccount for each Business Day shown that exceeds the amount required.

EXAMPLE 1 (RV Ratio Band Increases Then Falls): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	3	1

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Although the RV Ratio Band increased from 2 to 3, it did not remain at 3 for the required five Business Days so no amounts would be transferred under your Contract from the Bond PS Subaccount to any Lifestyle PS Subaccounts. Under this example, the RV Ratio Band on Business Day 6 decreased from RV Ratio Band 3 to RV Ratio Band 1. Since RV Ratio Band is even lower than the RV Ratio Band on Day 1, it is possible that additional Contract Value might even be transferred to the Bond PS Subaccount from your selected Lifestyle PS Subaccounts.

EXAMPLE 2 (RV Ratio Band Increases): Assume the RV Ratio at the end of each Business Day falls within the RV Ratio Band shown:

Business Day:	1	2	3	4	5	6
RV Ratio Band:	2	3	3	3	4	5

In this example, the RV Ratio Band increased from 2 to 3 and remained at an RV Ratio Band of 3 or higher for five consecutive Business Days (i.e., from Business Day 2 through Business Day 6). The Portfolio Stabilization Process® would result in a transfer of Contract Value from the Bond PS Subaccount at the end of Business Day 6 based on the RV Ratio Band 3 (i.e., the lowest RV Ratio Band from Business Day 2 through Business Day 6). Even though the RV Ratio Band increased from 3 to 4 on Business Day 5, and again increased to RV Ratio Band 5, it did not remain at either of the higher RV Ratio Bands at the end of Business Day 6 for the required five consecutive Business Days. The movement to a higher RV Ratio Band on Day 5 could result in an additional transfer if the RV Ratio for the next 4 Business Days (i.e., Business Days 6 to 9) remains at RV Ratio Band 4 or higher.

Once all conditions have been satisfied, the Portfolio Stabilization Process® transfers Contract Value held in the Bond PS Subaccount, up to the total amount permitted, on a pro rata basis to each of the Lifestyle PS Subaccounts in which your Contract currently allocates Contract Value. Transfers from your selected Lifestyle PS Subaccounts to the Bond PS Subaccount may occur more frequently than transfers from the Bond PS Subaccount back to your selected Lifestyle PS Subaccounts.

Transactions. We review the allocation of Contract Value on any Business Day if one or more of the following transactions occur:

•	you make an Additional Purchase Payment, or

•	you transfer Contract Value between your selected Variable Investment Options, or

•	a special transfer service (e.g., Automatic Rebalancing or Dollar Cost Averaging) transfers Contract Value to any of your selected Variable Investment Options.

WE PROCEED TO STEP THREE when:

•	at least one of the transactions described in the section above has occurred ,

•	the RV Ratio first declines below 92.5%,

•	the RV Ratio decreases from the last assigned RV Ratio Band to a lower RV Ratio Band,

•	the RV Ratio is less than 82.5% on the Monthly Anniversary, or

•	the RV Ratio increases from an RV Ratio Band to a higher RV Ratio Band and remains at a higher level for five consecutive Business Days (see STEP FOUR B, below).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

Note on Dollar Cost Averaging and the Portfolio Stabilization Process®. Participation in a Dollar Cost Averaging program or investment in the DCA Fixed Investment Option may have a range of effects on the operation of the Portfolio Stabilization Process®. As noted in “Step Three” below, the Portfolio Stabilization Process® calculates the amount of Contract Value, if any, required to be invested in the Bond PS Subaccount on any Business Day based in part on a dollar-weighted Assumed Equity Allocation Factor (“AEAF”) applicable to the specific Lifestyle PS Subaccounts in which a Contract is invested.

The dollar-weighted AEAF does not apply to Contract Value that has been allocated to the Bond PS Subaccount, the Ultra Short Term Bond Subaccount or the DCA Fixed Investment Option. Accordingly, the more a Contract is invested in any of these three Investment Options, as compared to Contract Value invested in the Lifestyle PS Subaccounts, the less likely the Portfolio Stabilization Process® will result in an automatic transfer of Contract Value into the Bond PS Subaccount. (The likelihood of a transfer from the Bond PS Subaccount, however, may increase.)

As Contract Value is transferred out of the DCA Fixed Investment Option through the Dollar Cost Averaging program to specific Lifestyle PS Subaccounts, the Portfolio Stabilization Process® will calculate a dollar-weighted AEAF on an increasing portion of the Contract Value. The impact of these transfers under the Dollar Cost Averaging program may have substantial, insubstantial or no effect on automatic transfers under the Portfolio Stabilization Process®.

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STEP THREE

Review Allocation of Contract Value. The Portfolio Stabilization Process® reviews the allocation of your Contract Value and determines how much Contract Value, if any, will be transferred to or from the Bond PS Subaccount. It does this by:

•	assigning an assumed equity allocation factor (“Assumed Equity Allocation Factor” or “AEAF”) to each of the Lifestyle PS Subaccounts that you may select;

•	calculating a dollar-weighted AEAF for your Contract Value based on the Contract Value then allocated to each of your selected Lifestyle PS Subaccounts; and

•

determining the amount of Contract Value*, if any, (a) to be transferred from the Lifestyle PS Subaccounts to the Bond PS Subaccount; or (b) to be transferred to the Lifestyle PS Subaccounts from the Bond PS Subaccount.

Assumed Equity Allocation Factors under the Portfolio Stabilization Process®. The AEAF for each of the Lifestyle PS Subaccounts is a hypothetical value that does not change on a Contract with an IPFL 12.11 Series Rider. The factor is based on the underlying Portfolio’s investment objective. In general, the more an underlying Portfolio seeks to invest in equities (or in funds that invest in equities), the higher the factor. Your selection of other Investment Options, and the amount of Contract Value allocated to each of your selected Investment Options impacts the overall factor.

The AEAF for each of the Lifestyle PS Subaccounts on the date of this Prospectus is:

•	Lifestyle Growth PS Subaccount – 70

•	Lifestyle Balanced PS Subaccount – 50

•	Lifestyle Moderate PS Subaccount – 40

•	Lifestyle Conservative PS Subaccount – 20

If your Contract Value is in more than one Lifestyle PS Subaccount, the dollar-weighted AEAF for your Contract equals the weighted average of the factors for each of your selected Lifestyle PS Subaccounts. The dollar-weighted AEAF does not apply to Contract Value that has been allocated to the Bond PS Subaccount or the Ultra Short Term Bond Subaccount.

EXAMPLE 3: If $4,000 of your Contract Value is allocated to the Lifestyle Growth PS Subaccount, $4,000 of your Contract Value is allocated to the Lifestyle Balanced PS Subaccount, and $2,000 of your Contract Value is allocated to the Ultra Short Term Bond Subaccount, only the amounts in the two Lifestyle PS Subaccounts are considered for application of the AEAFs. Accordingly, since half of the relevant Contract Value is in each Lifestyle Subaccount, the dollar-weighted AEAF is calculated as ($4,000 × 70) + ($4,000 × 50) ÷ ($4,000 + $4,000) = 60 (i.e., (50% × 70) + (50% × 50), or 60).

We may assign an AEAF to any additional Subaccounts that we may make available.

The Portfolio Stabilization Process® calculates the amount of your Contract Value required to be invested in the Bond PS Subaccount, if any, on any Business Day based on:

•	the dollar-weighted AEAF applicable to your Contract (based on the specific Lifestyle PS Subaccounts in which your Contract is invested);

•	the RV Ratio; and

•	your entire Contract Value on the date of the calculation.

*

The Portfolio Stabilization Process® uses the term “Target Bond PS Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Bond PS Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Subaccount. We define the term as follows:

Target Bond PS Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:

(a)	Is the minimum of the Contract Value and 80% of the Reference Value

(b)	Is the Reference Value Band multiplied by 2.5% of the Reference Value

(c)	Is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value

(d)	Is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

For purposes of the Target Bond PS Subaccount Allocation, “F” is determined as follows:

F =	32 × WAEAF - 540 + RV Ratio Band × (WAEAF - 20)
5 × WAEAF

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The amount of your Contract Value required to be invested in the Bond PS Subaccount (if any):

•	can differ depending on the Lifestyle PS Subaccounts you select;

•	can differ depending on the Contract Value allocated to each of your Investment Options; and

•

can differ from the amounts determined on a previous Business Day based on changes in the Contract Value allocated to each Investment Option, changes in the value of the Bond PS Subaccount, and changes in the RV Ratio.

The Portfolio Stabilization Process® does not limit the amount of Contract Value that you may allocate to:

•	the Ultra Short Term Bond Subaccount, or

•	the Lifestyle Conservative PS Subaccount if that is the only one of the Lifestyle PS Subaccounts that you select.

Contract Value in the Ultra Short Term Bond Subaccount lowers any amounts required to be allocated under the Portfolio Stabilization Process® to the Bond PS Subaccount.

In general, a higher dollar-weighted AEAF for your Contract, and/or a lower RV Ratio Band, results in a lower percentage of Contract Value that may be maintained in the Lifestyle PS Subaccounts. We provide additional information on calculations under the Portfolio Stabilization Process® in the SAI, which is available at no cost.

Examples of Permitted Allocations in Lifestyle PS Subaccounts. The examples illustrate how current allocations of Contract Value, your selection of Investment Options, and RV Ratio Bands affect the amounts permitted to be invested in Lifestyle PS Subaccounts under the Portfolio Stabilization Process®.

EXAMPLE 4 (100% Lifestyle PS Subaccount): In the following table, we illustrate four different hypothetical Contracts where 100% of your Contract Value is allocated to one of the Lifestyle PS Subaccounts. These examples show how the Portfolio Stabilization Process® limits the percentage of Contract Value that could remain allocated to that Subaccount under different RV Ratio Bands and different Assumed Equity Allocation Factors (“AEAF”) for each of the Lifestyle PS Subaccounts.

	CURRENT CONTRACT VALUE ALLOCATION:
	Contract A		Contract B		Contract C		Contract D
	100% Lifestyle Growth PS Subaccount		100% Lifestyle Balanced PS Subaccount		100% Lifestyle Moderate PS Subaccount		100% Lifestyle Conservative PS Subaccount
	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract A		Contract B		Contract C		Contract D
	Lifestyle Growth PS Subaccount		Lifestyle Balanced PS Subaccount		Lifestyle Moderate PS Subaccount		Lifestyle Conservative PS Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range
5	70	100%	50	100%	40	100%	20	100%
4	70	85.7 – 86.1%	50	88.0 – 88.3%	40	90.0 – 90.3%	20	100%
3	70	71.4 – 72.2%	50	76.0 – 76.7%	40	80.0 – 80.6%	20	100%
2	70	57.1 – 58.4%	50	64.0 – 65.0%	40	70.0 – 70.9%	20	100%
1	70	42.9 – 44.5%	50	52.0 – 53.4%	40	60.0 – 61.2%	20	100%
0	70	28.6 – 30.7%	50	40.0 – 41.8%	40	50.0 – 51.5%	20	100%

[1]

The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio.

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EXAMPLE 5 (Multiple Investment Options): In the following table, we illustrate two other hypothetical Contracts where your Contract Value is allocated to more than one Investment Option. These examples show how your selection of more than one Investment Option impacts the limits of the percentage of Contract Value that could remain allocated to a Lifestyle PS Subaccount under the Portfolio Stabilization Process®.

	CURRENT CONTRACT VALUE ALLOCATION:
	Contract E				Contract F
	50% Lifestyle Growth PS Subaccount		50% Lifestyle Conservative PS Subaccount		80% Lifestyle Growth PS Subaccount		20% Ultra Short Term Bond Subaccount
	CONTRACT VALUE ALLOCATION AFTER THE PORTFOLIO STABILIZATION PROCESS®:
	Contract E				Contract F
	Lifestyle Growth PS Subaccount		Lifestyle Conservative PS Subaccount		Lifestyle Growth PS Subaccount		Ultra Short Term Bond Subaccount
RV Ratio Band	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range[1]	AEAF	Permitted Contract Value Range
5	45	50%	45	50%	70	80%	—	—
4	45	44.4 – 44.6%	45	44.4 – 44.6%	70	80%	—	—
3	45	38.9 – 39.2%	45	38.9 – 39.2%	70	72.2 – 73.5%	—	—
2	45	33.3 – 33.8%	45	33.3 – 33.8%	70	61.1 – 62.8%	—	—
1	45	27.8 – 28.4%	45	27.8 – 28.4%	70	50.0 – 52.0%	—	—
0	45	22.2 – 23.1%	45	22.2 – 23.1%	70	38.9 – 41.3%	—	—

[1]

The permitted Contract Value refers to the percentage of Contract Value that may be allocated to the Investment Option. The permitted Contract Value percentage will range within the values shown for each RV Ratio Band. The exact percentage depends on the specific RV Ratio. We do not transfer Contract Value to or from the Ultra Short Term Bond Subaccount, but the allocation of Contract Value to that Subaccount reduces the amount that would otherwise be transferred to the Bond PS Subaccount.

WE PROCEED TO STEP FOUR:

•	when your current Contract Value allocation in the Lifestyle PS Subaccounts exceeds the amount permitted under the Portfolio Stabilization Process® (STEP FOUR A); or

•	when your current Contract Value allocation in the Bond PS Subaccount exceeds the amount required under the Portfolio Stabilization Process® (STEP FOUR B).

Otherwise, no further action is taken under the Portfolio Stabilization Process® for that Business Day.

Again, the Portfolio Stabilization Process® is a non-discretionary, systematic mathematical process that automatically determines when, and how much, Contract Value is transferred between the Lifestyle PS Subaccounts you select and the Bond PS Subaccount. Transfers can occur under a number of different conditions. For example, transfers to the Bond PS Subaccount could occur as a result of:

•	declines in your Contract Value as a result of poor investment performance of the Subaccounts, or

•

withdrawals of your Contract Value after the Lifetime Income Date that are less than or equal to the Lifetime Income Amount, and which result in a decline of the RV Ratio in effect at the time of the withdrawal.

STEP FOUR

A. Transfers from the Lifestyle PS Subaccounts to the Bond PS Subaccount. We are authorized to transfer Contract Value to the Bond PS Subaccount from all Lifestyle PS Subaccounts in your Contract on a pro rata basis based on the current ratio of Contract Value in each of your selected Lifestyle PS Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Bond PS Subaccount as described in STEP THREE.

Examples of pro rata transfers from Lifestyle PS Subaccounts: In the next two examples, we illustrate the impact of the current Contract Value allocation in the Lifestyle PS Subaccounts on possible transfers under your Contract to the Bond PS Subaccount. In both examples, we assume:

•	you purchased a Contract with an IPFL 12.11 Series Rider for a one-time Purchase Payment of $100,000;

•	the Reference Value of your Contract is $100,000; and

•	your Contract Value decreases from $93,000 to $91,000 at the end of a Business Day.

EXAMPLE 6 (Contract Value Allocated to Lifestyle Growth PS Subaccount Only): If your entire Contract Value is allocated to the Lifestyle Growth PS Subaccount, the Portfolio Stabilization Process® would result in a transfer to the Bond PS Subaccount of $12,857 (14.1%) of your Contract Value.

EXAMPLE 7 (Contract Value Allocated to Lifestyle Growth PS Subaccount and Ultra Short Term Bond Subaccount): Assume that 50% of your Contract Value is in the Lifestyle Growth PS Subaccount and 50% of your Contract Value is in the Ultra Short Term

45

Bond Subaccount. The Portfolio Stabilization Process® would calculate a reallocation to the Bond PS Subaccount of $12,857. However, since the amount invested in the Ultra Short Term Bond Subaccount (50% × $91,000, or $45,500) exceeds the target reallocation to the Bond PS Subaccount, no transfer occurs.

The percentages shown in the above Examples are illustrative only and do not reflect the impact of daily fluctuations in the values of the Lifestyle Growth PS Series, the Ultra Short Term Bond Trust and the Bond PS Series, nor does this example show the impact of daily transfers that may arise under the Portfolio Stabilization Process®. Actual results will differ.

B. Transfers from the Bond PS Subaccount to the Lifestyle PS Subaccounts. The Portfolio Stabilization Process® determines whether, and how much, Contract Value must be transferred to the Bond PS Subaccount as described in STEP THREE. From time to time, the amount of your Contract Value actually allocated to the Bond PS Subaccount could be in excess of the amount required under the Portfolio Stabilization Process®. In that case, we may transfer Contract Value from the Bond PS Subaccount to all of the Lifestyle PS Subaccounts selected in your Contract on a pro rata basis based on the current ratio of Contract Value in each Lifestyle PS Subaccount. This could happen in instances involving:

•	favorable investment performance in the Ultra Short Term Bond Subaccount or Bond PS Subaccount relative to your other selected Investment Options;

•	an overall increase in Contract Value that results in a higher RV Ratio Band for a period of 5 consecutive Business Days; or

•	your transfer of Contract Value from a Lifestyle PS Subaccount to the Ultra Short Term Bond Subaccount or to a different Lifestyle PS Subaccount with a lower AEAF.

In STEP THREE, the Portfolio Stabilization Process® calculates the total limit on amounts that may be invested in the Lifestyle PS Subaccounts. In most cases, the calculation uses the RV Ratio Band in effect for that Business Day. However, where STEP THREE results from an increase in the RV Ratio Band, the Portfolio Stabilization Process® uses the lowest RV Ratio Band during the 5 consecutive Business Days.

C. Transfers from the Bond PS Subaccount to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount if:

•	you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

•	some of your Contract Value is currently allocated to the Bond PS Subaccount.

In such an event, your Contract Value allocated to the Bond PS Subaccount will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative PS Subaccount if:

•	you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

•	some of your Contract Value is currently allocated to the Bond PS Subaccount.

In such an event, your Contract Value allocated to the Bond PS Subaccount will be transferred automatically to the Lifestyle Conservative PS Subaccount.

Additional Information on the Portfolio Stabilization Process®. We provide additional information on the Portfolio Stabilization Process® in the SAI, which is available to you at no charge.

Other Investment Limitations Under an IPFL 12.11 Series Rider

We reserve the right to restrict investments in any Variable Investment Option at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

Limitations on Allocations of Additional Purchase Payments. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein.

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Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under an IPFL 12.11 Series Rider.

Prior to the Lifetime Income Date, we increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”), up to a maximum Benefit Base of $3 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $3 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 – $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits. We offer the IPFL 12.11 Series Riders with the following Credit features:

•	Annual Credit Rate:

Age of Youngest Covered Person	Annual Credit Rate

64 and under	5%
65 and over	6%

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary. You will no longer be eligible for Credits after the later of the 10th Contract

Anniversary or any subsequent Contract Anniversary for which the Owner first declines a scheduled Rider fee rate increase (i.e., we will not take away Credits for the 10th Contract Anniversary if we first increase the Rider fee rate on the 12th Contract Anniversary). (See “Rider Fee.”)

We may change the Credit Rate or Credit Periods for IPFL 12.11 Series Riders that we may offer in the future. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the length of a Credit Period, or a combination of these factors. We expect the Credit Periods to be between 5 and 15 Contract Years, and we do not expect the Credit Rates we offer to be less than 3% or more than 7%, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rate and the Credit Period in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Annual Credits. We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced if the withdrawal results in a reduction of the Benefit Base.

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EXAMPLE (Income Plus For Life® 12.11): Assume that you purchase a Contract with an Income Plus For Life® 12.11 Rider and you, the Covered Person, turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on your age the applicable Annual Credit rate for those years is 5%. If you take no withdrawals during the first and second Contract Year:

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,040 (4.80% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,390 (4.90% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

•	At the end of the third Contract Year, there is no Credit because you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on a Credit Rate of 6%, since you turn age 66 during the fourth Contract Year, and the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700. The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $5,035 (5% × $100,700).

EXAMPLE (Income Plus For Life – Joint Life® 12.11): Assume that you purchase a Contract with an Income Plus For Life – Joint Life® 12.11 Rider and the younger Covered Person turn age 63 during the first Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years. Based on the youngest Covered Person’s age the applicable Annual Credit rate is 5%. If you take no withdrawals during the first and second Contract Year:

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,777.50(4.55% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,115(4.65% × $110,000).

Now assume you take an Excess Withdrawal during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year:

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (6% × ($90,000 + $5,000) = $5,700). The Benefit Base increases to $100,700 ($90,000 + $5,000 + $5,700) and the Lifetime Income Amount increases to $4,783.25 (4.75% × $100,700).

Step-Ups. The IPFL 12.11 Series Riders provide Step-Ups. We discuss how the Step-Up works below. The Step-Up compares your Contract Value, or a percentage of your Contract Value on a Step-Up Date, to certain previously calculated guaranteed amounts. Step-Up Dates coincide with the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary. The Step-Up Dates in effect when we issued the Rider will remain in effect for as long as your Rider remains in effect.

How Step-Ups Work. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $3 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.

EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 6%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $118,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $7,500 (6% × $125,000).

Impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®. Please see Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for additional information on the impact of Additional Purchase Payments, Credits and Step-Ups on the Portfolio Stabilization Process®.

Step-Ups may occur only while an IPFL 12.11 Series Rider is in effect.

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Withdrawals, Distributions and Settlements

Overview. The IPFL 12.11 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of each Rider. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the “Credits” section, above;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment (if allowed and up to specified limits).

Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal. We reduce the death benefit on a dollar for dollar basis for any withdrawals you make after the Lifetime Income Date until the total amount of withdrawals during a Contract Year equals the Lifetime Income Amount. Once your withdrawals exceed the Lifetime Income Amount, we reduce the death benefit on a pro rata basis.

EXAMPLE: If you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000 and your Lifetime Income Amount is $5,000, we will reduce your Guaranteed Minimum Death Benefit dollar for dollar up to the Lifetime Income Amount and on a pro rata basis for the amount of the Excess Withdrawal. That means we will first reduce the Account Value to $75,000 and the Guaranteed Minimum Death Benefit to $95,000. We next reduce the Guaranteed Minimum Death Benefit by 4% ($3,000/$75,000) to $91,200 ($95,000 - 4% × $95,000).

Pro Rata Withdrawals Only. Through your purchase of an IPFL 12.11 Series Rider with the Portfolio Stabilization Process®, you authorize us to deem any request to take a withdrawal of Contract Value as a request to withdraw your requested Contract Value on a pro rata basis from each Investment Option (including the Bond PS Subaccount). Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of pro rata withdrawals on the Portfolio Stabilization Process®.

Excess Withdrawals. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:

•	you take withdrawals prior to the Lifetime Income Date, or

•	your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:

•	a withdrawal you take before the Lifetime Income Date, or

•	a withdrawal you take on or after the Lifetime Income Date that, together with all other withdrawals taken during a Contract Year exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit. After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of Excess Withdrawals on the Portfolio Stabilization Process®.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount.

EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, and you withdraw $5,000 of Contract Value.

In this case, you reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we reduce your Benefit Base by the same percentage ($90,000 × 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal is $90,000 – $5,625, or $84,375. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals before the Lifetime Income Date on the Portfolio Stabilization Process®.

Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty tax (see “VIII. Federal Tax Matters”).

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Withdrawals after the Lifetime Income Date. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the portion of the withdrawal that is an Excess Withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider. Also assume that when you are age 67, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, we first reduce your Contract Value by the Lifetime Income Amount of $5,500 to $94,500. Next, since $4,500 of this withdrawal is an Excess Withdrawal, we reduce your Benefit Base by 4.76% ($4,500/$94,500). The Benefit Base after the Excess Withdrawal is $104,764 ($110,000 – .0476 × $110,000) and the Lifetime Income Amount is $5,238 (.05 × $104,764).

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

•	if the withdrawals are taken under our Life Expectancy Distribution Program (as opposed to those withdrawals taken prior to the Lifetime Income Date, which do reduce the Benefit Base); or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 12.11 Series Rider enters the Settlement Phase in any Contract Year that your Contract Value declines below the greater of $1,000 or the Lifetime Income Amount. See “Settlement Phase” below. The guaranteed minimum withdrawal benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals after the Lifetime Income Date on the Portfolio Stabilization Process®.

If you take Excess Withdrawals from your Contract, you risk lowering the Lifetime Income Amount guaranteed for future withdrawals, or reducing the availability or amount of future Step-Ups.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 12.11 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the Lifetime Income Date for your Rider.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Limitations on Additional Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

•	you select option A, B or C above; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1/2, a 10% penalty tax under the Code;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life® 12.11 Series Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

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If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see “Special Withdrawal Services – The Systematic Withdrawal Program” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Income Made Easy Program on the Portfolio Stabilization Process®.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an IPFL 12.11 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VIII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. We reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We do not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income

Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero, or when the Contract Value is reduced to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in either the Income Plan (see “V. Description of the Contract – Special Withdrawal Services – The Systematic Withdrawal Program”) or the Income Made Easy Program (see “Pre-Authorized Withdrawals – The Income Made Easy Program” above).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations. Please read Appendix B: “Impact of Transactions on Portfolio Stabilization Process®” for a description of the impact of withdrawals under the Life Expectancy Distribution program on the Portfolio Stabilization Process®.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Settlement Phase. We automatically begin making payments to you under the “Settlement Phase” of an IPFL 12.11 Series Rider if your Contract Value reduces below a minimum required amount and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We do not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from an IPFL 12.11 Series Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The minimum required amount to trigger the Settlement Phase under an IPFL 12.11 Series Rider is a Contract Value that is less than or equal to the greater of:

•	the Lifetime Income Amount (or, if less, any remaining Lifetime Income Amount), or

•	$1,000.

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EXAMPLE: Assume that you purchase a Contract with an IPFL 12.11 Series Rider and the Lifetime Income Amount is equal to $5,000. Also assume that the Contract Value declines to $4,950. Since the Contract Value is less than the Lifetime Income Amount, the Rider enters its Settlement Phase and we begin automatically making payments that total $5,000 per year as long as the Covered Person (either Covered Person for IPFL – Joint Life 12.11) remains alive.

There is no Settlement Phase under an IPFL 12.11 Series Rider if you take any withdrawal before the Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal.

The settlement amount we pay to you under the Rider varies:

•

At the start of the Settlement Phase, we pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

•

If the Settlement Phase begins before the Lifetime Income Date, we begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an IPFL 12.11 Series Rider (“IPFL Alternate Annuity Options”). These IPFL Alternate Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The IPFL Alternate Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 12.11 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “Pay-out Period Provisions” in “V. Description of the Contract”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;

•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•	you reduce the Contract Value available for annuitization; and

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

•	you receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);

•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);

•	you no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VIII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Special Consideration on Annuitization. The Contract does not permit you to make a partial annuitization. You must apply your entire Contract Value to an Annuity Payment Option.

Impact of Death Benefits

The IPFL 12.11 Series Rider ends if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

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If the Beneficiary does not take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:		Then the IPFL 12.11 Series Rider:
1.	Not the Covered Person	–	may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.
		–	enters its Settlement Phase if a subsequent withdrawal causes the Contract Value to fall below a minimum required amount.
		–	continues to be eligible for any remaining Credits and Step-Ups, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit.
2.	The Covered Person	–	ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under an IPFL 12.11 Series Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VII. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 12.11. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life – Joint Life® 12.11 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) a Qualified Plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 12.11 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 12.11 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 12.11 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 12.11 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 12.11 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

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Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life – Joint Life® 12.11 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

These Riders terminate upon a change in ownership (or assignment) of the Contract unless the new Owner or assignee meets the qualifications specified in the Termination provision of the respective Rider. A change of the Annuitant also could result in termination of these Riders. We permit you to change ownership (or make an assignment) of the Contract without terminating the respective Rider when the existing Owner is a legal entity and the new Owner is another legal entity if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) you transfer ownership from a custodian to the Annuitant, or vice versa, or (c) you transfer ownership from a legal entity to another entity that is satisfactory to us.

You may not terminate an IPFL 12.11 Series Rider once it is in effect (unless we increase the Rider fee – see “Rider Fee” above). However, an IPFL 12.11 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for IPFL 12.11) the death of the Covered Person;

•	(for IPFL – Joint Life 12.11) the death of the last Covered Person remaining under the Rider;

•	the date a new Rider becomes effective under any exchange program that we may make available;

•	the date the Owner is changed or the Contract is assigned, unless

¡	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

¡	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

¡	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

¡	the Ownership is transferred to the Owner’s spouse following the death of the Owner; or

¡	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

¡	the assignment is for purposes of a tax qualified exchange; or

•	termination of the Contract.

Note that if you terminate the Rider, you must transfer any Contract Value in the Lifestyle PS or Bond PS Portfolios into the Portfolios available to Contracts without an IPFL 12.11 Series Rider.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59  1/2. See “VIII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

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Annual Step-Up Death Benefit

If it was available in your state, you may have elected the optional Annual Step-Up Death Benefit:

•	for an additional charge of 0.30% of the value of the Variable Investment Options;

•

as long as the oldest Owner of the Contract was not age 75 or older at the time of purchase (we impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 75 or older on the effective date of the Rider); and

•

if you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the spouse of the decedent and own the IRA in your own name.

Election of this optional benefit could only be made at the time the Contract was issued and, once made, is irrevocable. If you purchased this Rider but not an Income Plus For Life® 12.11 Series Rider, you must limit your investment allocations of Net Purchase Payments and Contract Value to the Investment Options we make available with the Contract, and you may not allocate Purchase Payments or Contract Value to the Investment Options we make available with our IPFL 12.11 Series Riders. If you purchased this Rider and an IPFL 12.11 Series Rider, you must limit your investment allocations of Net Purchase Payments and Contract Value to the Investment Options we make available with the IPFL 12.11 Series Rider.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Annual Step-Up Death Benefit up to and including the Contract Anniversary after the 75th birthday of the oldest Owner at issue of the Contract, or the date of death of any Owner, whichever is earliest.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any Additional Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and

(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit terminates upon the earliest to occur of:

(a)	the date the Contract terminates;

(b)	the Maturity Date;

(c)	the date on which the Annual Step-Up Death Benefit is paid; or

(d)	the date the Owner is changed or the Contract is assigned, unless

(i)	the new Owner is a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(ii)	the new Owner is an individual and the previous Owner was a guardian, a custodian or a trust established for the sole benefit of that individual; or

(iii)	the change is from one guardian, custodian or trust established for the sole benefit of an individual to another guardian, custodian or trust established for the sole benefit of that individual; or

(iv)	the Ownership is transferred to the Owner’s spouse following the death of the Owner; or.

(v)	the Contract is assigned to a guardian, a custodian or a trust established for the sole benefit of the previous Owner; or

(vi)	the assignment is for purposes of a tax qualified exchange.

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Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.30% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If you purchased your Contract in connection with a Qualified Plan, including an IRA, you should consider the tax effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

An additional fee is imposed for the Annual Step-Up Death Benefit, and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

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VII. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see “VI. Optional Benefits.”

Front-End Sales Charges

To compensate us for assuming certain distribution expenses, we calculate a “front-end” sales charge each time you make an Additional Purchase Payment, and deduct it from that payment. Each front-end sales charge is a percent of the corresponding Additional Purchase Payment. The sales charge applicable to one Additional Purchase Payment may differ from the sales charge applicable to a different payment. That is because we base the sales charge on a “Cumulative Value” calculated at the time we receive your Additional Purchase Payment.

Cumulative Value means the sum of:

(1)	the current Additional Purchase Payment and,

(2)	the greater of:

(a)	your Contract Value, or

(b)	the sum of all previous Purchase Payments minus any withdrawals.

We apply the following sales charge (shown as a percentage of your Purchase Payment in the following table) at the time you make an Additional Purchase Payment:

Sales Charge

Maximum Charge Percentage[1]	5.50%
Sales Charge Breakpoints:

If your Cumulative Value[2] is:	The Sales Charge (as a percentage of current Purchase Payment) is:

Up to $49,999.99	5.50%
$50,000 to $99,999.99	4.50%
$100,000 to $249,999.99	3.50%
$250,000 to $499,999.99	2.50%
$500,000 to $999,999.99	2.00%
$1,000,000 and over	1.00%

[1]	The charge reflected is the maximum sales charge, as a percentage of a Purchase Payment. The charge shown applies to Contracts with Cumulative Value of less than $50,000.
[2]

Your Cumulative Value is equal to your current Purchase Payment and, if making an Additional Purchase Payment, the greater of your Contract Value or the sum of all previous Purchase Payments minus any withdrawals.

Statement of Intent. We may permit you to receive a more favorable sales charge if you intend to make Additional Purchase Payments to a Contract during the first year that the Contract is in effect. If we receive notice through an authorized distributor of your intention to make Additional Purchase Payments during the first year your Contract is in effect, then we will adjust your sales charge in accordance with the chart above, based on the total Purchase Payments you intend to pay in a 13-month completion period (we allow a small grace period for you to complete your intended payments). Your financial advisor was required to ask you about your financial needs, investment objectives and related information prior to recommending the Contract to you. If you intend to make Additional Purchase Payments to qualify for a more favorable sales charge, you must have informed your financial advisor of your intentions prior to your purchase, and your advisor notified us. If we received notification through an authorized distributor at the time you purchased a Contract, we adjusted the sales charge in accordance with the table above. You are not obligated to reach your Cumulative Value goal. If your Contract does not reach the Cumulative Value indicated to us when you purchased a Contract, we will deduct an additional charge from your Contract equal to the difference between the sales charge determined with the intended Cumulative Value and the sales charge determined with the actual Cumulative Value reached during the completion period.

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Example: If your initial Purchase Payment is $48,000 and we receive notice of your intention to make an Additional Purchase Payment of $52,000 within 13 months, then we apply a sales charge of 3.50%, based on the expected $100,000 total Purchase Payments. When we receive the initial $48,000 Purchase Payment, we deduct a sales charge of $1,680 (.035 × $48,000). If you do not make any Additional Purchase Payments by the end of the 13 month period, and your Contract Value has grown to $51,000, then your Cumulative Value is $51,000, which qualifies for the 4.50% threshold. We recalculate the original sales charge, based on the actual Cumulative Value at the time, as $2,160 (.045 × $48,000) and deduct the difference ($2,160 – $1,680 = $480) from your Contract Value.

If your Cumulative Value subsequently declines, we will recover the full amount of any additional sales charge. Therefore, you bear the risk that, if you fail to reach your Cumulative Value goal, your Contract Value may be less than it might have been had you not communicated your Cumulative Value goal. Any additional sales charge is deducted from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value. If the amount recovered exceeds the Contract Value, we reserve the right to terminate your Contract without value.

Annual Contract Fee

We will deduct each year an annual Contract fee of $50 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if you are registered for electronic delivery of your transaction confirmations, we will waive the annual Contract fee. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

During the Accumulation Period, this administration fee is deducted on the Contract Anniversary. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the Contract Anniversary, the $50 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option, to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or sales charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts, as a percentage of the value of the Variable Investment Options, a daily charge at the annual effective rate of 0.65%. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a spousal Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

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Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

In addition to the reductions available on front-end sales charges (see “Front-End Sales Charges” above), we may reduce or eliminate the amount of the charges or any administrative charge or other deductions from Purchase Payments for certain Contracts where permitted by state law. These Contracts involve sales to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect to result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•	We consider the nature of the group or class for which the Contracts are purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may have offered the Contract in connection with financial planning programs on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may have elected to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances that result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. We also eliminated the sales charge when a Contract was issued to officers, trustees, directors or employees (or a relative thereof) of ours or of any of our affiliates, or of the John Hancock Variable Insurance Trust (“Eligible Employee”). We also eliminated the sales charge when a Contract was issued (outside the state of New York) to an employee or financial advisor of the broker-dealer. We refer to these Contracts as “Venture® Opportunity EMP Series” in the Contract itself. In no event do we permit reduction or elimination of the charges or deductions where that reduction or elimination is unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 3.5% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

State or Territory	Premium Tax Rate[1]
	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
ME2	0.00%	2.00%
NV	0.00%	3.50%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%
[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.80% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

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VIII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. This discussion also does not address the potential tax and withholding rules that might apply to a Contract held by or distributions paid to any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by or payable to a foreign person. In addition, we make no guarantee regarding any tax treatment — federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an IPFL 12.11 Series Rider, using the Contract Value. See “VI. Optional Benefits” for a description of the IPFL 12.11 Series Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Riders.

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General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more, less or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You may have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original contract at the time of the partial exchange, regardless of whether the payment came from the existing contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in

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the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value - $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract, any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same way as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment

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in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between spouses or a transfer to a former spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59  1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

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The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

The Health Care and Education Reconciliation Act of 2010 (the “Act”) contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but we make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issue a Contract in connection with a Qualified Plan (“Qualified Contract”), we will amend the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

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Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments:

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover of a distribution from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

See “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover distribution to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Internal Revenue Code (“Code”) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or a Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

If you are the surviving spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

A Beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

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Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in 401(k) retirement plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

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Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5 taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to converted or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us to not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read “VI. Optional Benefits” for information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement account to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

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Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans”) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Corporate and Self- Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax- Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

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Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the year the year in which the Qualified Plan participant turns 70 1/2, or

•	April 1 of the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of a traditional IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

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Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read “VI. Optional Benefits” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

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Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We did not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan” or the “Plan”).

If you are considering making a rollover transfer from a Section 403(b) Plan to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contracts intended for use in connection with a Puerto Rican “tax qualified” retirement plan, the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

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IX. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through select broker-dealers that entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual financial advisor who sold you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial advisor’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commission or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provide marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through our selected broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6.00% of Purchase Payments and, in states where permitted, is subject to reductions in accordance with the reduced sales charges available to Cumulative Values (see “VII. Charges and Deductions – Front-End Sales Charges”). In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 0.50% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that are or were made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hoped to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements may not have been offered to all firms, and the terms of such arrangements may differ between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

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Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give or have previously given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay or have previously paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, financial advisors who are registered representatives of such firms may be motivated to sell the contracts of one issuer over another issuer or one product over another product.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations, and we will waive the $50 annual Contract fee if you are registered. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

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Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
John Hancock Variable Insurance Trust Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
State Variations Regarding Recognition of Same-Sex Couples
Additional Information about the Portfolio Stabilization Process®
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

General Information and History
John Hancock Variable Insurance Trust Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
State Variations Regarding Recognition of Same-Sex Couples
Additional Information about the Portfolio Stabilization Process®
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2012 and 2011, and its Separate Accounts’ financial statements for the year ended December 31, 2012 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2012, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix A: Impact of Transactions on Portfolio Stabilization Process®

The following tables are applicable to Contracts issued with an IPFL 12.11 Series Rider. They illustrate the impact of various types of transactions on the Portfolio Stabilization Process®. In Table A-1, we illustrate the impact of Additional Purchase Payments, Credits and Step-Ups. In Table A-2, we illustrate the impact of various types of withdrawals of Contract Value.

Table A-1. Impact of Additional Purchase Payments, Step-ups and Credits

Type of Transaction	Impact on the Portfolio Stabilization Process®
Additional Purchase Payments:

A) Before Lifetime Income Date	An Additional Purchase Payment, after reduction for sales charges, increases the Contract Value and the Reference Value on a dollar for dollar basis. The Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the new Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

B) On and after the Lifetime Income Date	An Additional Purchase Payment, after reduction for sales charges, increases the Contract Value and may increase the Reference Value. Unlike an Additional Purchase Payment before the Lifetime Income Date, we may offset the Additional Purchase Payment by your withdrawals (see “Portfolio Stabilization Process® – STEP ONE”). In any event, the Portfolio Stabilization Process® calculates the ratio of the new Contract Value to the Reference Value to determine a Reference Value Ratio. (See “Portfolio Stabilization Process® – STEP TWO.”) After that, the Portfolio Stabilization Process® reviews your Contract Value Allocation to determine if a transfer will be made. (See “Portfolio Stabilization Process® – STEP THREE.”) Any other change in Contract Value on the date of the Additional Purchase Payment, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Increases in Guaranteed Amounts:

Credit	A Credit increases the Benefit Base and Lifetime Income Amount under an IPFL 12.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Credit does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of a Credit, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Step-Up	A Step-Up increases the Benefit Base and Lifetime Income Amount under an IPFL 12.11 Series Rider. It does not increase Contract Value or the Reference Value. As a result, a Step-Up does not change the Reference Value Ratio and does not automatically trigger a transfer under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of the Step-Up, however, may result in all, some or none of your Contract Value being transferred under the Portfolio Stabilization Process®.

Table A-2. Impact of Withdrawals

Type of Withdrawal	Impact on the Portfolio Stabilization Process®

From a selected Investment Option	The IPFL 12.11 Series Rider does not permit you to withdraw Contract Value from a specific Investment Option if your Contract Value is allocated to more than one Investment Option.

Pro rata from each Investment Option in which your Contract Value is allocated	Your Contract Value reduces and your Contract’s Reference Value may change depending on the specific type of withdrawal transaction, as described below. The Portfolio Stabilization Process® calculates the ratio of remaining Contract Value to Reference Value (as may be adjusted) to determine if the withdrawal will result in a review of your Contract Value allocation. (See “Portfolio Stabilization Process® – STEP TWO”) Since the withdrawal under your Contract is taken pro rata from each Investment Option, the dollar-weighted Assumed Equity Allocation Factor for your Contract does not change. Your withdrawal may, however, result in a transfer of remaining Contract Value to the Bond PS Subaccount if the RV Ratio Band declines (See “Portfolio Stabilization Process® – STEP THREE”).

Withdrawals before the Lifetime Income Date	Your withdrawal is an Excess Withdrawal. It reduces the remaining Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals of the Lifetime Income Amount after the Lifetime Income Date	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Excess Withdrawals after the Lifetime Income Date	Your withdrawal exceeds the Lifetime Income Amount. It reduces the Contract Value and the Reference Value on a pro rata basis. It does not reduce the Reference Value Ratio, and does not result in an additional transfer of Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals after the Lifetime Income Date under the Income Made Easy Program:

(A) full allowable amount	Same as “Withdrawals of the Lifetime Income Amount after the Lifetime Income Date,” above.

(B) the full allowable amount plus any increases in Contract Value resulting from investment gains at the end of a Contract Year	Your withdrawals during a Contract Year reduce the Contract Value, but not the Reference Value. Your withdrawal of investment gains at the end of a Contract Year reduces the Reference Value in proportion to the reduction of Contract Value. Each withdrawal of the full allowable amount changes the Reference Value Ratio, which may result in a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Your withdrawal of investment gains, if any, at the end of a Contract Year will not change the Reference Value Ratio and will not trigger an automatic transfer.

(C) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the full allowable amount	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

(D) the annual amount under our Life Expectancy Distribution program (in lieu of the full allowable amount)	Your withdrawal reduces the Contract Value but does not reduce the Reference Value. As a result, each withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

(E) a specified dollar amount that is less than the full allowable amount	Your withdrawal reduces the Contract Value. Because the specified dollar amount is less than the Lifetime Income Amount, the Reference Value is not reduced. As a result, your withdrawal changes the Reference Value Ratio, which may lead to a transfer of a portion of remaining Contract Value to the Bond PS Subaccount under the Portfolio Stabilization Process®. Any other change in Contract Value on the date of your withdrawal, however, may result in all, some, or none of your remaining Contract Value being transferred under the Portfolio Stabilization Process®.

Withdrawals under the Life Expectancy Distribution program: Same as Income Made Easy selections (C) and (D), above.

Appendix B: Examples of the Portfolio Stabilization Process®

The following examples assume four separate Contracts are purchased on the same day. The initial Net Purchase Payment for each Contract is $100,000. The examples are based on hypothetical performance that varies by Subaccount.

•	Owner A allocates the entire $100,000 to Lifestyle Growth PS Subaccount.

•	Owner B allocates the entire $100,000 to Lifestyle Conservative PS Subaccount

•	Owner C allocates $50,000 to Lifestyle Balanced PS Subaccount and $50,000 to Lifestyle Conservative PS Subaccount.

•	Owner D allocates $90,000 to Lifestyle Growth PS Subaccount and $10,000 to Ultra Short Term Bond Subaccount.

The examples also assume there are no transactions other than the ones described in each example, and all days are Business Days. All Contract Values are rounded to the nearest dollar, which may cause some calculations to appear slightly incorrect.

Initial Reference Value, RV Ratio and RV Ratio Band

The initial Reference Value is equal to the initial Contract Value of $100,000 for each of the four Contracts. The Reference Value Ratio (RV Ratio) is equal to the Contract Value divided by the Reference Value $100,000/$100,000 which is 100%. Since the RV Ratio is greater than 92.5%, the RV Ratio Band is set at 5.

Overview. The table below highlights the results illustrated in the examples that follow.

Portfolio Stabilization Process® Result
Type of Transaction	No Transfer	Transfer to Bond PS Subaccount	Transfer from Bond PS Subaccount
Monthly Review of Reference Value	1(a), 1(b), 1(c), 1(d)
Decrease in RV Ratio Band	2(b)	2(a), 2(c) , 2(d)
Increase in RV Ratio Band	3(b)		3(a), 3(c), 3(d)
Monthly Anniversary Review of Allocation while RV Ratio is less than 82.5%	4(b)	4(c)	4(a), 4(d)
Withdrawal of Lifetime Income Amount		5(a), 5(d)
Excess Withdrawal	5(b)
Withdrawal Prior to Lifetime Income Date	5(c)
Additional Net Purchase Payment		6(a), 6(b)	6(c), 6(d)
Owner-directed Transfer between Subaccounts	7(c)	7(b)	7(a), 7(d)

Example 1: Monthly Review of Reference Value

Assume that at the end of the day on the first Monthly Anniversary of the Contracts, we compare the Contract Value of each of the four Contracts to the Reference Value for the Contract.

a)	Assume that the Contract Value on Owner A’s Contract has increased to $101,241. We increase the Reference Value to $101,241. The RV Ratio is 100% and the RV Ratio Band is 5.

b)	Assume that the Contract Value on Owner B’s Contract has decreased to $99,274. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.27% and the RV Ratio Band is still 5.

c)	Assume that the Contract Value on Owner C’s Contract has decreased to $99,937. Since the Contract Value is less than the current Reference Value, the Reference Value remains $100,000. The RV Ratio is 99.94% and the RV Ratio Band is still 5.

d)	Assume that the Contract Value on Owner D’s Contract has increased to $101,015. We increase the Reference Value to $101,015. The RV Ratio is 100% and the RV Ratio Band is 5.

Example 2: Decreases in RV Ratio Band

a)

Assume that the Contract Value of Owner A’s Contract increases over the first four months to $107,166. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,608. The RV Ratio is 92.01% ($98,608/$107,166) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Growth PS Subaccount, so the dollar-weighted Assumed Equity Allocation Factor (AEAF) is 70 – the AEAF for the Lifestyle Growth PS Subaccount. Based on the Contract Value of $98,608, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Bond PS Subaccount. We transfer this amount from the Lifestyle Growth PS Subaccount, leaving a balance of $84,829 in that Subaccount.

b)

Assume that the Contract Value of Owner B’s Contract increases over the first four months to $101,961. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $93,996. The RV Ratio is 92.19% ($93,996/$101,961) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. 100% of the Contract Value is in the Lifestyle Conservative PS Subaccount, so the AEAF is 20 – the AEAF for the Lifestyle Conservative PS Subaccount. Based on the Contract Value of $93,996, the RV Ratio Band of 4 and the dollar-weighted AEAF of 20, the Portfolio Stabilization Process® calculates that there is no required allocation to the Bond PS Subaccount. As long as the Contract Value remains allocated 100% to the Lifestyle Conservative PS Subaccount, the AEAF of 20 will result in no required allocation to the Bond PS Subaccount, regardless of the value of the RV Ratio Band.

c)

Assume that the Contract Value of Owner C’s Contract increases over the first four months to $103,878. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $95,651 ($47,405 in the Lifestyle Balanced PS Subaccount and $48,246 in the Lifestyle Conservative Subaccount). The RV Ratio is 92.08% ($95,651/$103,878) and the RV Ratio Band is equal to 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The Contract Value is in both the Lifestyle Balanced PS and the Lifestyle Conservative PS Subaccounts, so the AEAF is 34.87 ((50 × $47,405 + 20 × $48,246)/$95,651). Based on the Contract Value of $95,651, the RV Ratio Band of 4 and the dollar-weighted AEAF of 34.87, the Portfolio Stabilization Process® calculates that $7,973 must be allocated to the Bond PS Subaccount. We transfer the $7,973 proportionally from the Lifestyle Balanced PS and Lifestyle Conservative PS Subaccounts. The amount transferred from the Lifestyle Balanced PS Subaccount is $3,951 and the amount transferred from the Lifestyle Conservative PS Subaccount is $4,022.

d)

Assume that the Contract Value of Owner D’s Contract increases over the first four months to $106,461. We increase the Reference Value on the fourth Monthly Anniversary to equal the Contract Value. Then assume that the Contract Value begins to decrease as a result of declining market performance. The Portfolio Stabilization Process®® proceeds through Step One and Step Two every day, but does not proceed to Step Three unless the RV Ratio Band decreases to 4 or lower. Assume that the Contract Value decreases to $98,357 ($88,746 in the Lifestyle Growth PS Subaccount and $9,611 in the Ultra Short Term Bond Subaccount). The RV Ratio is 92.39% ($98,357/$106,461) and the RV Ratio Band is 4. Since the RV Ratio Band has decreased, the Portfolio Stabilization Process® proceeds to Step Three. The dollar-weighted AEAF is based only on the portion of the Contract Value allocated to the Lifestyle Growth PS Subaccount, so the AEAF is 70. Based on the Contract Value of $98,357, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Bond PS Subaccount. The Portfolio Stabilization Process® proceeds to Step Four. The $9,611 in the Ultra Short Term Bond Subaccount is credited toward the total that must be allocated to the Bond PS Subaccount, reducing the required transfer amount to $4,077, which we transfer from the Lifestyle Growth PS Subaccount.

Example 3: Increases in RV Ratio Band

After Contract Value has been transferred to the Bond PS Subaccount, the Portfolio Stabilization Process® will transfer Contract Value back to the Lifestyle PS Subaccounts if the RV Ratio Band increases to a higher level and remains at least at that level for 5 days.

a)

Assume that the RV Ratio Band for Owner A’s Contract is 3. If the RV Ratio Bands calculated for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,878 ($70,142 in the Lifestyle Growth PS Subaccount and $26,736 in the Bond PS Subaccount). The Lifestyle Growth PS Subaccount AEAF is 70. Based on the Contract Value of $96,878, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,779 must be allocated to the Bond PS Subaccount. Since $26,736 is already in the Bond PS Subaccount, we transfer the excess amount of $12,957 from the Bond PS Subaccount to the Lifestyle Growth PS Subaccount.

b)	Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative PS Subaccount, there is no impact from an increase in the RV Ratio Band.

c)

Assume that the RV Ratio Band for Owner C’s Contract is 4. If the RV Ratio Bands for the next 5 days are 5, 5, 5, 5, 5, the Portfolio Stabilization Process® proceeds to Step Three on the 5th day, since the RV Ratio Band increased from 4 to 5 and remained at 5 for five consecutive days. Assume that the Contract Value on that day is $96,747 ($44,559 in the Lifestyle Balanced PS Subaccount, $44,323 in the Lifestyle Conservative PS Subaccount, and $7,865 in the Bond PS Subaccount). The dollar-weighted AEAF is 35.04 ((50 × $44,559 + 20 × $44,323)/($44,559 + $44,323)). Based on the RV Ratio Band of 5, the Portfolio Stabilization Process® does not require any transfer to the Bond PS Subaccount. Since $7,865 is already in the Bond PS Subaccount, we transfer the $7,865 from the Bond PS Subaccount proportionally to the Lifestyle Balanced and Lifestyle Conservative PS Subaccounts. The amount transferred to the Lifestyle Balanced PS Subaccount is $3,943 and the amount transferred to the Lifestyle Conservative PS Subaccount is $3,922.

d)

Assume that the RV Ratio Band for Owner D’s Contract is 3. If the RV Ratio Bands for the next 10 days are 3, 3, 4, 4, 3, 4, 4, 4, 4, 4, the Portfolio Stabilization Process® proceeds to Step Three on the 10th day since the RV Ratio Band increased from 3 to 4 and remained at 4 for five consecutive days. Assume that the Contract Value on that day is $96,374 ($69,966 in the Lifestyle Growth PS Subaccount, $9,467 in the Ultra Short Term Bond Subaccount and $16,941 in the Bond PS Subaccount). 100% of the Contract Value in the Lifestyle PS Subaccounts is in the Lifestyle Growth PS Subaccount, so the AEAF is 70. Based on the Contract Value of $96,374, the RV Ratio Band of 4 and the dollar-weighted AEAF of 70, the Portfolio Stabilization Process® calculates that $13,688 must be allocated to the Bond PS Subaccount. Since $9,467 is allocated to the Ultra Short Term Bond Subaccount and $16,941 is allocated to the Bond PS Subaccount, we transfer the excess amount of $12,720 ($9,467 + $16,941 – $13,688) from the Bond PS Subaccount to the Lifestyle Growth PS Subaccount. The Portfolio Stabilization Process® does not transfer money from the Ultra Short Term Bond Subaccount.

Example 4: RV Ratio is less than 82.5%

a)

Assume that the RV Ratio reduces to less than 82.5%, resulting in an RV Ratio Band of 0 for Owner A’s Contract. $61,238 is in the Bond PS Subaccount and the remainder of the total Contract Value of $87,237 is in the Lifestyle Growth PS Subaccount. On the next Monthly Anniversary, the portion of the Contract Value in the Bond PS Subaccount decreases to $58,070 while the portion in the Lifestyle Growth PS Subaccount decreases to $21,975, for a total Contract Value of $80,045. The Reference Value is still $107,145 so the RV Ratio is 74.71% and the RV Ratio Band is 0. Based on the Contract Value of $80,045, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $57,175 to be allocated to the Bond PS Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we will transfer $895 from the Bond PS Subaccount to the Lifestyle Growth PS Subaccount.

b)

Since Owner B’s Contract is allocated 100% to the Lifestyle Conservative PS Subaccount, even when the RV Ratio Band is 0 on a Monthly Anniversary, the Portfolio Stabilization Process® will determine that there is no required allocation to the Bond PS Subaccount.

c)

Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner C’s Contract. $34,389 is in the Bond PS Subaccount, $23,779 in the Lifestyle Balanced PS Subaccount and $26,773 in the Lifestyle Conservative PS Subaccount. On the next Monthly Anniversary the portion of the Contract Value in the Bond PS Subaccount decreases to $33,068, the portion in the Lifestyle Balanced PS Subaccount decreases to $22,969 and the portion in the Lifestyle Conservative PS decreases to $25,784, for a total Contract Value of $81,821. The Reference Value is still $103,878 so the RV Ratio is 78.77% and the RV Ratio Band is 0. The dollar weighted AEAF is 34.13. Based on the Contract Value of $81,821, the RV Ratio Band of 0 and the AEAF of 34.13, the Portfolio Stabilization Process® requires $33,880 to be allocated to the Bond PS Subaccount. As described in Step Four of the Portfolio Stabilization Process®, we transfer $812 to the Bond PS Subaccount proportionally from the Lifestyle Moderate PS and Lifestyle Conservative PS Subaccounts ($383 from the Lifestyle Moderate PS Subaccount and $430 from the Lifestyle Conservative PS Subaccount).

d)

Assume that the RV Ratio reduces to less than 82.5% resulting in an RV Ratio Band of 0 for Owner D’s Contract. $51,870 is in the Bond PS Subaccount, $25,694 in the Lifestyle Growth PS Subaccount and $8,965 in the Ultra Short Term Bond Subaccount. On a subsequent Monthly Anniversary the portion of the Contract Value in the Bond PS Subaccount increases to $52,694, the portion in the Lifestyle Growth PS Subaccount decreases to $25,373 and the portion in the Ultra Short Term Bond Subaccount increases to $9,008, for a total Contract Value of $87,074. The Reference Value is still $106,461 so the RV Ratio is 81.79% and the RV Ratio Band is 0. The dollar weighted AEAF is 70. Based on the Contract Value of $87,074, the RV Ratio Band of 0 and the AEAF of 70, the Portfolio Stabilization Process® requires $60,835 to be allocated to the Bond PS Subaccount. As described in Step Four, the Portfolio Stabilization Process® will determine that the $9,008 already in the Ultra Short Term Bond Subaccount reduces the required allocation to the Bond PS Subaccount to $51,827. Therefore, we transfer $867 from the Bond PS Subaccount to the Lifestyle Growth PS Subaccount since there is an excess in the Bond PS Subaccount.

Example 5: Withdrawals

a)

Assume that Owner A takes a withdrawal of the Lifetime Income Amount on a day when the Contract Value is $95,268 ($68,358 in the Lifestyle Growth PS Subaccount and $26,910 in the Bond PS Subaccount), the Reference Value is $107,166, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. We withdraw the $5,000 proportionally from the Lifestyle Growth PS and Bond PS Subaccounts. The balance in the Lifestyle Growth PS Subaccount following the withdrawal is $64,770 ($68,358 – $5,000 × $68,358/$95,268). The balance in the Bond PS Subaccount is $25,497 ($26,910 – $5,000 × $26,910/$95,268). The total Contract Value after the withdrawal is $90,268. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value so the RV Ratio is now 84.23% ($90,268/$107,166). The RV Ratio Band is 1. Based on the Contract Value of $90,268, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,521 to be allocated to the Bond PS Subaccount, and therefore we transfer $25,024 from the Lifestyle Growth PS Subaccount to the Bond PS Subaccount.

b)

Assume that Owner B takes a withdrawal of $10,000 on a day when the Contract Value is $98,723 (100% in the Lifestyle Conservative PS Subaccount), the Reference Value is $101,961, the RV Ratio Band is 5 and the Lifetime Income Amount is $5,000. We first reduce the Contract Value to $93,723 due to the withdrawal of the $5,000. This portion of the withdrawal does not reduce the Reference Value. The remaining $5,000 of the withdrawal reduces the Contract Value to $88,723. This

Excess Withdrawal reduces the Reference Value in the same proportion as it reduces the Contract Value. The reduced Reference Value is $96,522 ($101,961 – $5,000/$93,723 × $101,961). The RV Ratio is now 91.92% ($88,723/$96,522). The RV Ratio Band is 4. Based on the Contract Value of $88,723, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Bond PS Subaccount.

c)

Assume that Owner C takes a withdrawal of $5,000 prior to the Lifetime Income Date when the Contract Value is $95,409 ($41,687 in the Lifestyle Balanced PS Subaccount, $45,946 in the Lifestyle Conservative PS Subaccount, and $7,776 in the Bond PS Subaccount), the Reference Value is $103,878 and the RV Ratio Band is 4. The total Contract Value after the withdrawal is $90,409. The withdrawal is an Excess Withdrawal since it is prior to the Lifetime Income Date, and therefore it reduces the Reference Value proportionally. Since the Reference Value is reduced in the same proportion as the Contract Value, the RV Ratio and RV Ratio Band do not change. Since the RV Ratio Band is still equal to 4, the Portfolio Stabilization Process® does not proceed to Step Three.

d)

Assume that Owner D takes a withdrawal of the Lifetime Income Amount when the Contract Value is $93,947 ($64,676 in the Lifestyle Growth PS Subaccount, $9,665 in the Ultra Short Term Bond Subaccount and $29,605 in the Bond PS Subaccount), the Reference Value is $106,461, the RV Ratio Band is 3 and the Lifetime Income Amount is $5,000. The $5,000 is withdrawn proportionally from the Lifestyle Growth PS, Ultra Short Term Bond and Bond PS Subaccounts. The balance in the Lifestyle Growth PS Subaccount following the withdrawal is $51,766 ($64,676 – $5,000 × $64,676/$93,947). The balance in the Ultra Short Term Bond Subaccount is $9,150 ($9,665 – $5,000 × $9,665/$93,947). The balance in the Bond PS Subaccount is $28,030 ($29,605 – $5,000 × $29,605/$93,947). The total Contract Value after the withdrawal is $88,947. The withdrawal of the Lifetime Income Amount does not reduce the Reference Value, so the RV Ratio is now 83.55% ($88,947/$106,461). The RV Ratio Band is 1. Based on the Contract Value of $88,947, the RV Ratio Band of 1 and the AEAF of 70, the Portfolio Stabilization Process® requires $50,189 to be allocated to the Bond PS Subaccount. The $9,150 in the Ultra Short Term Bond Subaccount is credited toward that amount, reducing it to $41,038. Therefore we transfer $13,009 ($41,038 – $28,030) from the Lifestyle Growth PS Subaccount to the Bond PS Subaccount.

Example 6: Additional Purchase Payments

a)

Assume Owner A makes an additional Net Purchase Payment of $10,000 when the Contract Value is $90,763 ($39,604 in the Lifestyle Growth PS Subaccount and $51,159 in the Bond PS Subaccount), the Reference Value is $107,145 and the RV Ratio Band is 1. The Contract Value increases to $100,763 ($49,604 in the Lifestyle Growth PS Subaccount and $51,159 in the Bond PS Subaccount). The Reference Value increases by $5,000 – the excess of the additional Net Purchase Payment over the prior withdrawal of $5,000 that did not reduce the Reference Value. The new Reference Value is $112,145. The RV Ratio is 89.88% ($100,763/$112,115) and the RV Ratio Band is 3. Based on the Contract Value of $100,763, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $52,878 to be allocated to the Bond PS Subaccount. Therefore we transfer $1,720 from the Lifestyle Growth PS Subaccount to the Bond PS Subaccount. In this example, although the RV Ratio Band increases as a result of the additional Net Purchase Payment, a transfer to the Bond PS Subaccount is required because the entire additional Net Purchase Payment went into the Lifestyle Growth PS Subaccount.

b)

Assume Owner B makes an additional Net Purchase Payment of $10,000 allocated to the Lifestyle Moderate PS Subaccount when the Contract Value is $88,387 (100% in the Lifestyle Conservative PS Subaccount), the Reference Value is $96,522 and the RV Ratio Band is 4. The Contract Value increases to $98,387 ($88,387 in the Lifestyle Conservative PS Subaccount and $10,000 in the Lifestyle Moderate PS Subaccount). The Reference Value increases by the total additional Net Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $106,522. The RV Ratio is 92.36% ($98,387/$106,522) and the RV Ratio Band is 4. The dollar-weighted AEAF is based on the portions of the Contract Value in the Lifestyle Conservative PS and Lifestyle Moderate PS Subaccounts, and is 22.03 ((20 × $88,387 + 40 × $10,000)/$98,387). Based on the Contract Value of $98,387, the RV Ratio Band of 4 and the AEAF of 22.03, the Portfolio Stabilization Process® requires $1,769 to be allocated to the Bond PS Subaccount. Therefore we transfer $1,769 proportionally from the Lifestyle Conservative PS and the Lifestyle Moderate PS Subaccounts to the Bond PS Subaccount. The amount transferred from the Lifestyle Conservative PS Subaccount is $1,589 ($1,769 × $88,387/$98,387) and the amount transferred from the Lifestyle Moderate PS Subaccount is $180 ($1,769 × $10,000/$98,387).

c)	Assume Owner C makes an additional Net Purchase Payment of $10,000 allocated 50% to the Lifestyle Balanced PS Subaccount and 50% to the Lifestyle Conservative PS Subaccount. The Contract Value prior to the additional Net Purchase Payment is $90,957 ($39,829 in the Lifestyle Balanced PS Subaccount, $43,748 in the Lifestyle Conservative PS Subaccount and $7,380 in the Bond PS Subaccount). The Reference Value is $98,434 and the RV Ratio Band is 4. The Contract Value increases to $100,957 ($44,829 in the Lifestyle Balanced PS Subaccount, $48,748 in the Lifestyle Conservative PS Subaccount and $7,380 in the Bond PS Subaccount). Next, the Reference Value increases by the total additional Net Purchase Payment of $10,000 since the prior withdrawal reduced the Reference Value. The new Reference Value is $108,434. The RV Ratio is 93.10% ($100,957/$108,434) and the RV Ratio Band is 5. The dollar-weighted AEAF, calculated based on the portions of the Contract Value allocated to the Lifestyle Balanced PS and Lifestyle Conservative PS Subaccounts, is 34.37 ((50 × $44,829 + 20 × $48,748)/($44,829 + $48,748)). Based on the RV Ratio Band of 5 the Portfolio

Stabilization Process® does not require any amount to be allocated to the Bond PS Subaccount. We proceed to Step Four and transfer the $7,380 from the Bond PS Subaccount proportionally to the Lifestyle Balanced PS and the Lifestyle Conservative PS Subaccounts. The amount transferred to the Lifestyle Balanced PS Subaccount is $3,536 ($7,380 × $44,829/($44,829 + $48,748)), and the amount transferred to the Lifestyle Conservative PS Subaccount is $3,845 ($7,380 × $48,748/($44,829 + $48,748)).

d)

Assume Owner D makes an additional Net Purchase Payment of $5,000 allocated 90% to the Lifestyle Growth PS Subaccount and 10% to the Ultra Short Term Bond Subaccount. The Contract Value prior to the additional Net Purchase Payment is $89,413 ($39,096 in the Lifestyle Growth PS Subaccount, $9,214 in the Ultra Short Term Bond Subaccount and $41,103 in the Bond PS Subaccount). The Reference Value is $106,461 and the RV Ratio Band is 1. The Contract Value increases to $94,413 ($43,596 in the Lifestyle Growth PS Subaccount, $9,714 in the Ultra Short Term Bond Subaccount and $41,103 in the Bond PS Subaccount). Since the prior $5,000 withdrawal did not reduce the Reference Value, that withdrawal is subtracted from the $5,000 additional Net Purchase Payment, resulting in no increase to the Reference Value. The RV Ratio is 88.68% ($94,413/$106,461), and the RV Ratio Band is 3. The dollar-weighted AEAF is equal to the AEAF for the Lifestyle Growth PS Subaccount, or 70. Based on the Contract Value of $94,413, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Bond PS Subaccount. The total Contract Value allocated to both the Ultra Short Term Bond Subaccount and the Bond PS Subaccount is $50,818. Therefore we transfer the excess allocation of $24,202 ($50,818 – $26,615) from the Bond PS Subaccount to the Lifestyle Growth PS Subaccount.

Example 7: Transfers

a)

Assume that two days after the additional Net Purchase Payment, when the Contract Value is $100,767 ($48,399 in the Lifestyle Growth PS Subaccount and $52,368 in the Bond PS Subaccount), Contract Owner A elects to transfer the balance from the Lifestyle Growth PS Subaccount to the Lifestyle Balanced PS Subaccount. There is no change to the RV Ratio or the RV Ratio Band. As a result of the transfer the AEAF is now 50. Based on the Contract Value of $100,767, the RV Ratio Band of 3 and the AEAF of 50, the Portfolio Stabilization Process® requires $44,418 to be allocated to the Bond PS Subaccount. Therefore we proceed to Step Four and transfer $7,950 from the Bond PS Subaccount to the Lifestyle Balanced PS Subaccount.

b)

Assume that two days after the additional Net Purchase Payment, when the Contract Value is $97,241 ($85,509 in the Lifestyle Conservative PS Subaccount, $9,961 in the Lifestyle Moderate PS Subaccount, and $1,770 in the Bond PS Subaccount), Contract Owner B elects to transfer $20,000 from the Lifestyle Conservative PS Subaccount to the Lifestyle Moderate PS Subaccount. The RV Ratio Band of 4 does not change as a result of the transfer. As a result of the transfer the AEAF in now 26.28 ((40 × $29,961 + 20 × $65,509)/($29,961 + $65,509)). Based on the Contract Value of $97,241, the RV Ratio Band of 4 and the AEAF of 26.28, the Portfolio Stabilization Process® requires $4,580 to be allocated to the Bond PS Subaccount. Therefore we proceed to Step Four and transfer $2,810 proportionally from the Lifestyle Moderate PS Subaccount and the Lifestyle Conservative PS Subaccount to the Bond PS Subaccount.

c)	Assume that two days after the additional Net Purchase Payment, when the Contract Value is $100,295 ($47,719 in the Lifestyle Balanced PS Subaccount and $52,576 in the Lifestyle Conservative PS Subaccount), Contract Owner C elects to transfer the balance from the Lifestyle Moderate PS Subaccount to the Lifestyle Conservative PS Subaccount. There is no change to the RV Ratio or the RV Ratio Band as a result of the transaction. As a result of the transfer the AEAF is now 20. Based on the Contract Value of $100,295, the RV Ratio Band of 4 and the AEAF of 20, there is no required allocation to the Bond PS Subaccount.

d)

Assume that two days after the additional Net Purchase Payment, when the Contract Value is $94,517 ($67,794 in the Lifestyle Growth PS Subaccount, $9,763 in the Ultra Short Term Bond Subaccount, and $16,960 in the Bond PS Subaccount), Contract Owner D elects to transfer $20,000 from the Lifestyle Growth PS Subaccount to the Ultra Short Term Bond Subaccount. There is no change to the RV Ratio or the RV Ratio Band. The AEAF is still 70. Based on the Contract Value of $94,517, the RV Ratio Band of 3 and the AEAF of 70, the Portfolio Stabilization Process® requires $26,615 to be allocated to the Bond PS Subaccount. Therefore we proceed to Step Four. The total Contract Value in the Ultra Short Term Bond Subaccount is now $29,763, which exceeds the required allocation. We transfer the $16,960 balance in the Bond PS Subaccount to the Lifestyle Growth PS Subaccount. No portion of the Ultra Short Term Bond Subaccount will be transferred.

Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Venture® Opportunity A-Series Contracts with no optional benefit Riders; and

•	Venture® Opportunity A-Series Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity A-Series

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

Venture Opportunity A-Series Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Bond PS—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Strategy Trust—Series II Shares (units first credited 04-29-2013)
Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Lifestyle Balanced PS—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.429	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.630	12.429	—	—	—	—	—	—	—	—
No. of Units	1,239,209	33,213	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.427	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.586	12.427	—	—	—	—	—	—	—	—
No. of Units	424,303	3,546	—	—	—	—	—	—	—	—
Lifestyle Balanced Trust—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.784	12.500	—	—	—	—	—	—	—	—
No. of Units	102,096	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.740	12.500	—	—	—	—	—	—	—	—
No. of Units	97,199	—	—	—	—	—	—	—	—	—
Lifestyle Conservative PS—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.517	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.352	12.517	—	—	—	—	—	—	—	—
No. of Units	173,534	4,597	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.309	12.500	—	—	—	—	—	—	—	—
No. of Units	65,776	—	—	—	—	—	—	—	—	—
Lifestyle Conservative Trust—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.465	12.500	—	—	—	—	—	—	—	—
No. of Units	68,892	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.421	12.500	—	—	—	—	—	—	—	—
No. of Units	10,765	—	—	—	—	—	—	—	—	—

Venture Opportunity A-Series

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Lifestyle Growth PS—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.389	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.820	12.389	—	—	—	—	—	—	—	—
No. of Units	671,803	9,540	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.775	12.500	—	—	—	—	—	—	—	—
No. of Units	273,867	—	—	—	—	—	—	—	—	—
Lifestyle Growth Trust—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.970	12.500	—	—	—	—	—	—	—	—
No. of Units	75,470	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.925	12.500	—	—	—	—	—	—	—	—
No. of Units	61,330	—	—	—	—	—	—	—	—	—
Lifestyle Moderate PS—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.557	12.500	—	—	—	—	—	—	—	—
No. of Units	378,437	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.472	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.514	12.472	—	—	—	—	—	—	—	—
No. of Units	193,191	6,673	—	—	—	—	—	—	—	—
Lifestyle Moderate Trust—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.678	12.500	—	—	—	—	—	—	—	—
No. of Units	91,960	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.634	12.500	—	—	—	—	—	—	—	—
No. of Units	7,822	—	—	—	—	—	—	—	—	—
Money Market Trust (available only during the right to review period for Contracts issued in California to purchasers age 60 and older)—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.500	12.500	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust—Series II Shares (units first credited 12-02-2011)
Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.449	12.500	—	—	—	—	—	—	—	—
No. of Units	3,090	—	—	—	—	—	—	—	—	—
Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	12.500	—	—	—	—	—	—	—	—
Value at End of Year	12.409	12.500	—	—	—	—	—	—	—	—
No. of Units	5,868	—	—	—	—	—	—	—	—	—

To obtain a Venture® Opportunity A-Series Variable Annuity

Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® Opportunity A-Series SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture® Opportunity A-Series NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

cut along dotted line

Please send me a Venture® Opportunity A-Series Variable Annuity Statement of Additional Information dated April 29, 2013, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

Name

Address

City	State	Zip

Venture® is a registered service mark of John Hancock Life Insurance Company (U.S.A.)

and is used under license by John Hancock Life Insurance Company of New York

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 29, 2013

Statement of Additional Information

John Hancock Life Insurance Company of New York Separate Account A

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred variable annuity contracts (singly, a “Contract and collectively, the “Contracts” issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (“John Hancock New York”) in New York as follows:

Prospectuses Issued by John Hancock New York (to be read with this Statement of Additional Information)
Venture® Opportunity A-Series Variable Annuity
Venture® Opportunity O-Series Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	Post Office Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 551-2078	www.jhannuitiesnewyork.com

Venture® A&O Series JHNY SEP ACCT A SAI 04/13

ii

General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York (“we” or “us”), a stock life insurance company organized under the laws of New York in 1992. The principal office of John Hancock Life Insurance Company of New York (“John Hancock New York”) is located at 100 Summit Lake Drive, Valhalla, New York 10595. Our Massachusetts office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock New York also has an Annuities Service Center located at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. The ultimate parent of John Hancock USA is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

John Hancock Variable Insurance Trust Portfolio Holdings Currently

Posted on a Website

The ten largest holdings of each John Hancock Variable Insurance Trust Portfolio will be posted to the website no earlier than 15 days after each calendar quarter end. The information will remain on the website until the date the John Hancock Variable Insurance Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. John Hancock Variable Insurance Trust’s Form N-CSR and Form N-Q will contain each Portfolio’s entire holdings as of the applicable calendar quarter end.

You may access information on holdings for the Funds of Funds available under your Contract on the following website:

http://www.jhannuities.com/Marketing/Portfolios/PortfoliosManagementTeamPage.aspx?globalNavID=21

We provide this information in connection with our Contracts, but the John Hancock Variable Insurance Trust is responsible for the accuracy and validity of the information on holdings for the Funds of Funds posted on the website.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2012, and for each of the two years in the period ended December 31, 2012, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

1

Servicing Agent

Computer Sciences Corporation Financial Services Group (“CSC FSG”) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

•	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

•	semimonthly commission statements;

•	monthly summaries of agent production and daily transaction reports;

•	semiannual statements for Contract Owners; and

•	annual Contract Owner tax reports.

We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2012, 2011, and 2010 were $309.982,088, $355,245,024, and $369,132,052, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation. You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract Owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts’ underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as “revenue sharing.” Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments. During 2012, we terminated these revenue sharing arrangements with most broker-dealers with respect to the sale of John Hancock annuity contracts, although a small number of firms will continue to receive revenue sharing payments in accordance with the terms of certain agreements entered into with these particular firms.

We are among several insurance companies that pay additional payments to certain firms to receive “preferred” or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists (“shelf-space arrangements”); and other improvements in sales by featuring our products over others.

Revenue sharing payments assisted in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determined which firms to support and the extent of the payments we were willing to make, and generally choose to compensate firms that were willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We did not make an independent assessment of the cost of providing such services. Instead, we agreed with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may have included different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.

2

During 2012, Edward Jones Co., L.P., a member firm of the Financial Industry Regulatory Authority (“FINRA”) was the exclusive distributor soliciting sales of the Venture Opportunity variable annuity contract. We made revenue sharing payments of more than $5,000 to Edward Jones Co., L.P. with respect to Venture Opportunity annuity business during calendar year 2012.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

The sums paid to Edward Jones Co., L.P. do not necessarily constitute “special cash compensation” as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this disclosure annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such disclosure. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm’s sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm (“Sales-Based Payments”). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the “assets under management” attributable to a particular firm (“Asset-Based Payments”). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract Owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

3

State Variations Regarding Recognition of Same-Sex Couples

The federal Defense of Marriage Act (“DOMA”) does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:

State	Type of Jurisdiction	Related Rule
California	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
Colorado	Designated Beneficiary Agreements	May recognize spouses of civil unions from other jurisdictions.
Connecticut	Same-Sex Marriage
Delaware	Civil Union	Additional laws limit to man and woman only.
District of Columbia	Domestic Partnership, Same-Sex Marriage	Provides some state-level spousal rights to unmarried couples.
Hawaii	Domestic Partnership Civil Union	Provides some state-level spousal rights to unmarried couples. Additional laws limit to man and woman only.
Illinois	Civil Union	Additional laws limit to man and woman only.
Iowa	Same-Sex Marriage
Maine	Domestic Partnerships Same-Sex Marriage	Provides some state-level spousal rights to unmarried couples.
Maryland	Same-Sex Marriage	Recognizes spouses of same-sex marriages who were married in another jurisdiction.
Massachusetts	Same-Sex Marriage
Nevada	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
New Hampshire	Same-Sex Marriage
New Jersey	Civil Union	Also recognizes spouses of civil unions who were married in another jurisdiction.
Oregon	Domestic Partnership	Grants nearly all state-level spousal rights to unmarried couples.
Rhode Island	Civil Union	Recognizes spouses of civil unions and same-sex marriages who were married in another jurisdiction.
Vermont	Same-Sex Marriage
Washington	Domestic Partnership Same-Sex Marriage	Effective June 30, 2014 domestic partnerships in Washington will be limited to couples who are 62 years of age or older.
Wisconsin	Domestic Partnerships	Provides some state-level spousal rights to unmarried couples.

The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state’s regulations regarding civil unions and same-sex marriages.

Additional Information about the Portfolio Stabilization Process®

Please read the applicable Prospectus for Venture® Opportunity A-Series Variable Annuity or Venture® Opportunity O-Series Variable Annuity Contracts for general information on Contracts issued with an IPFL 12.11 Series Rider. We provide additional information in this section about the Portfolio Stabilization Process® we use to monitor Contract Value and to make automatic transfers between the Lifestyle PS Subaccounts and the Bond PS Subaccount.

4

Determination of Reference Value under STEP ONE of the Portfolio Stabilization Process®

Contract Inception

The initial Reference Value is equal to the Contract Value on the Contract Date.

Determination of Monthly Anniversary Dates

The Reference Value will be adjusted on each Monthly Anniversary to equal the greater of (a) the current Reference Value or (b) the Contract Value on that day.

Adjustments for Additional Purchase Payments

Additional Purchase Payments that we accept on any Business Day prior to the Lifetime Income Date increase the Reference Value by the amount of the Additional Purchase Payment.

Additional Purchase Payments that we accept on any Business Day coincident with or after the Lifetime Income Date increase the Reference Value by the excess, if any, of the Additional Payment over any withdrawal since the later of:

(a)	the Lifetime Income Date, or

(b)	the later of:

(i)	the date of an Additional Purchase Payment that increased the Reference Value, or

(ii)	the date of a reduction in the Reference Value.

Adjustments for Excess Withdrawals

The Reference Value will not be adjusted for withdrawals that are less than or equal to the Lifetime Income Amount.

Excess Withdrawals, including all withdrawals prior to the Lifetime Income Date, will reduce the Reference Value in the same proportion as the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

As an example, assume that you own a Contract with an IPFL 12.11 Series Rider on a Business Day, where:

•	the Business Day is after the Lifetime Income Date,

•	no withdrawal charges apply,

•	the Contract Value is $100,000,

•	the Lifetime Income Amount is $5,000,

•	the Reference Value is $120,000, and

•	you withdraw $15,000.

Under these assumptions, the Portfolio Stabilization Process® will adjust the Reference Value as follows:

•	the Excess Withdrawal amount is $15,000 - $5,000, or $10,000,

•	the Contract Value immediately before the Excess Withdrawal is $100,000 - $5,000, or $95,000,

•	the Contract Value immediately after the Excess Withdrawal is $95,000 - $10,000, or $85,000, and

•	the adjusted Reference Value is ($120,000 × ($85,000 / $95,000)), or $107,368.

Review of Contract Value Allocation under STEP TWO of the Portfolio Stabilization Process®

The Portfolio Stabilization Process® uses the term “Target Bond PS Subaccount Allocation” in connection with the review of Contract Value Allocation to describe the target amount required to be maintained in the Bond PS Subaccount, before adjustment to reflect Contract Value allocated to the Ultra Short Term Bond Subaccount. We define the term as follows:

Target Bond PS Subaccount Allocation – The sum of (a) plus (b) minus (c) minus (d) where:

(a)	is the minimum of the Contract Value and 80% of the Reference Value

(b)	is the Reference Value Band multiplied by 2.5% of Reference Value

(c)	is 20 divided by the weighted average AEAF (“WAEAF”) multiplied by the minimum of the Contract Value and 80% of the Reference Value

(d)	is the Reference Value Band multiplied by 2.5% of the Reference Value multiplied by F.

For purposes of the Target Bond PS Subaccount Allocation, “F” is determined as follows:

F =	32 × WAEAF – 540 + RV Ratio Band × (WAEAF – 20)
5 × WAEAF

5

Automatic Transfers under STEP THREE of the Portfolio Stabilization Process®

Whenever a Target Bond PS Subaccount Allocation is calculated, the Portfolio Stabilization Process® will compare that amount to the combined Contract Value in the Bond PS Subaccount and the Ultra Short Term Bond Subaccount (the “Combined Contract PS Value”).

A. Transfers from the Lifestyle PS Subaccounts. If there is an excess of the Target Bond PS Subaccount Allocation over the Combined Contract PS Value, the excess will be transferred automatically from the Lifestyle PS Subaccounts with current Contract Value to the Bond PS Subaccount. The excess will be transferred on a pro-rata basis from the Lifestyle PS Subaccounts, based on the Contract Value in each Lifestyle PS Subaccount before such transfer.

B. Transfers from the Bond PS Subaccount to the Lifestyle PS Subaccounts. The Portfolio Stabilization Process® will result in a transfer to the Lifestyle PS Subaccounts if:

•	the Combined Contract PS Value exceeds the Target Bond PS Subaccount Allocation, and

•	some or all of your Contract Value is currently allocated to the Bond PS Subaccount and any of the Lifestyle PS Subaccounts.

In such an event, your Contract Value allocated to the Bond PS Subaccount, up to the amount of the excess, will be transferred automatically from the Bond PS Subaccount to the Lifestyle PS Subaccounts. The transfer will be on a pro-rata basis into the Lifestyle PS Subaccounts based on the Contract Value in each Lifestyle PS Subaccount before such transfer.

C. Transfers from the Bond PS Subaccount to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount. The Portfolio Stabilization Process® will result in a transfer to the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount if:

•	the Combined Contract PS Value exceeds the Target Bond PS Subaccount Allocation, and

•	you have instructed us to allocate 100% of your available Contract Value to one of the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

•	some of your Contract Value is currently allocated to the Bond PS Subaccount.

In such an event, your Contract Value allocated to the Bond PS Subaccount, up to the amount of the excess, will be transferred automatically to the Subaccount you have instructed.

The Portfolio Stabilization Process® will result in a transfer to the Lifestyle Conservative PS Subaccount if:

•	the Combined Contract PS Value exceeds the Target Bond PS Subaccount Allocation, and

•	you have instructed us to allocate 100% of your available Contract Value to a combination of the Ultra Short Term Bond Subaccount or the Lifestyle Conservative PS Subaccount, and

•	some of your Contract Value is currently allocated to the Bond PS Subaccount.

In such an event, your Contract Value allocated to the Bond PS Subaccount, up to the amount of the excess, will be transferred automatically to the Lifestyle Conservative PS Subaccount.

Processing Transactions Before Performing the Portfolio Stabilization Process®

At the end of each Business Day, we will perform the Portfolio Stabilization Process® after we process any other transactions under your Contract for that Business Day. The other transactions include any requests for withdrawals, transfers or other Contract benefits received before the end of that Business Day, Additional Purchase Payments received on that Business Day, and any Step-Ups, Credits, deduction of Contract fees and charges or other automated transactions scheduled for that Business Day.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

•	the Separate Account; or

•	the ability of the principal underwriter to perform its contract with the Separate Account; or

•	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

6

APPENDIX A: Financial Statements

A-1

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2012, 2011, and 2010

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the Company) as of December 31, 2012 and 2011, and the related statements of operations, comprehensive income (loss), changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2012 and 2011 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2012 the Company changed its method of accounting for costs relating to the acquisition of insurance contracts.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2013

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,
	2012	2011

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2012—$6,079; 2011—$7,843)	$6,629	$8,350
Held-for-trading—at fair value (amortized cost: 2012—$332; 2011—$342)	372	372
Equity securities:
Available-for-sale—at fair value (amortized cost: 2012—$1; 2011—$0)	1	-
Investment in unconsolidated affiliate	1	1
Mortgage loans on real estate	977	1,019
Investment real estate, agriculture, and timber	81	86
Policy loans	138	124
Short-term investments	38	54
Other invested assets	5	-

Total Investments	8,242	10,006

Cash and cash equivalents	495	250
Accrued investment income	118	127
Value of business acquired	12	30
Deferred policy acquisition costs and deferred sales inducements	428	421
Amounts due from and held for affiliates	286	198
Reinsurance recoverable	417	390
Derivative assets	654	661
Amounts on deposit with reinsurers	1,701	-
Other assets	61	49
Separate account assets	7,687	7,034

Total Assets	$20,101	$19,166

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS – (CONTINUED)

	December 31,
	2012	2011

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$5,814	$5,472
Policyholders’ funds	619	830
Unearned revenue	40	49
Unpaid claims and claim expense reserves	37	34
Policyholder dividends payable	2	2
Amounts due to affiliates	166	292
Current income tax payable	85	166
Deferred income tax liability	69	77
Coinsurance funds withheld	2,329	2,233
Payables for collateral on derivatives	158	168
Derivative liabilities	698	586
Deferred gains	117	119
Other liabilities	89	91
Separate account liabilities	7,687	7,034

Total Liabilities	17,910	17,153

Commitments, Guarantees, Contingencies, and Legal Proceedings

Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2012 and 2011)	2	2
Additional paid-in capital	895	895
Retained earnings	938	778
Accumulated other comprehensive income	356	338

Total Company Shareholder’s Equity	2,191	2,013

Total Liabilities and Shareholder’s Equity	$20,101	$19,166

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums	$207	$74	$1,164
Fee income	257	413	286
Net investment income	585	597	550
Net realized investment and other gains (losses)	(52)	289	(187)
Other revenue	5	-	-

Total revenues	1,002	1,373	1,813

Benefits and expenses
Benefits to policyholders	511	640	1,366
Policyholder dividends	6	6	8
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	53	139	65
Other operating costs and expenses	219	237	304

Total benefits and expenses	789	1,022	1,743

Income (loss) before income taxes	213	351	70

Income tax expense (benefit)	53	121	(105)

Net income (loss)	160	230	175

Less: net income (loss) attributable to noncontrolling interests	-	-	-

Net income (loss) attributable to the Company	$160	$230	$175

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Net income (loss)	$160	$230	$175

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	126	322	120
Reclassification adjustment for (gains) losses realized in net income	(102)	(208)	2
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(2)	97	-
Reclassification of net cash flow hedge (gains) losses to net income	(4)	-	-

Total other comprehensive income (loss), net of tax	18	211	122

Total comprehensive income (loss)	$178	$441	$297

Income taxes included in other comprehensive income (loss)

Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	67	172	66
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(55)	(111)	1
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(1)	52	-
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(2)	-	-

Total income tax expense (benefit) in other comprehensive income (loss)	$9	$113	$67

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Outstanding Shares

	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2010 (as previously reported)	$2	$895	$510	$5	$1,412	2,000
Cumulative effect of change in accounting principle, net of tax (Note 1)	-	-	(37)	1	(36)

Balance at January 1, 2010 (as currently reported)	$2	$895	$473	$6	$1,376	2,000

Net income (loss)	-	-	175	-	175
Other comprehensive income (loss), net of tax	-	-	-	121	121
Dividend paid to Parent	-	-	(100)	-	(100)

Balance at December 31, 2010	$2	$895	$548	$127	$1,572	2,000

Net income (loss)	-	-	230	-	230
Other comprehensive income (loss), net of tax	-	-	-	211	211

Balance at December 31, 2011	$2	$895	$778	$338	$2,013	2,000

Net income (loss)	-	-	160	-	160
Other comprehensive income (loss), net of tax	-	-	-	18	18

Balance at December 31, 2012	$2	$895	$938	$356	$2,191	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from operating activities:
Net income (loss)	$160	$230	$175
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	43	74	77
Net realized investments and other (gains) losses	52	(289)	187
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	53	139	65
Capitalization of deferred policy acquisition costs and deferred sales inducements	(40)	(48)	(64)
Net cash flows from trading securities	12	54	(40)
(Increase) decrease in accrued investment income	(4)	(6)	(24)
(Increase) decrease in other assets and other liabilities, net	(294)	284	70
Increase (decrease) in policyholder liabilities and accruals, net	211	304	338
Interest credited to policyholder liabilities	112	110	105
Increase (decrease) in deferred income taxes	(17)	(10)	(173)

Net cash provided by (used in) operating activities	288	842	716

Cash flows from investing activities:
Sales of:
Fixed maturities	4,321	5,367	2,258
Equity securities	-	-	-
Mortgage loans on real estate	74	76	11
Investment real estate, agriculture, and timber	6	-	5
Other invested assets	-	-	-
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	278	551	112
Mortgage loans on real estate	25	23	20
Other invested assets	-	-	-
Purchases of:
Fixed maturities	(4,434)	(5,911)	(3,031)
Equity securities	(1)	-	-
Investment real estate, agriculture, and timber	(1)	(3)	(2)
Other invested assets	(4)	-	-
Mortgage loans on real estate issued	(64)	(330)	(82)
Net (purchases) redemptions of short-term investments	16	13	40
Policy loans advanced, net	(14)	(12)	(15)
Net change in payable for undelivered securities	(4)	3	(2)
Other, net	3	-	-

Net cash provided by (used in) investing activities	201	(223)	(686)

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2012	2011	2010

	(in millions)
Cash flows from financing activities:
Dividend paid to Parent	-	-	(100)
Universal life and investment-type contract deposits	169	341	395
Universal life and investment-type contract maturities and withdrawals	(378)	(1,082)	(527)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	14	12	1
Unearned revenue on financial reinsurance	(49)	(89)	(26)
Net reinsurance recoverable	-	4	3

Net cash provided by (used in) financing activities	(244)	(814)	(254)

Net increase (decrease) in cash and cash equivalents	245	(195)	(224)
Cash and cash equivalents at beginning of year	250	445	669

Cash and cash equivalents at end of year	$495	$250	$445

Non-cash financing activities during the year:
Transfer of assets to First Allmerica Financial Life Insurance Company	$(1,717)	$-	$-

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”). JHFC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York (“NY”). These products, including individual life insurance, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company suspended sales of all its individual and group fixed and variable annuities.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

The Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity securities as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are on non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Investment real estate and agriculture, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate and agriculture is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income (AOCI), while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Value of Business Acquired. Value of business acquired (“VOBA”) is the present value of estimated future profits of insurance policies in-force. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Deferred Policy Acquisition Costs, Deferred Sales Inducements and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements (“DSI”) and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2012, 2011, and 2010 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 57% and 59% of the Company’s traditional life net insurance in-force at December 31, 2012 and 2011, respectively, and 24%, 23%, and 52% of the Company’s traditional life net insurance premiums for the years ended December 31, 2012, 2011, and 2010, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2012	2011

	(in millions)
Participating pension contracts	$400	$543
Funding agreements	-	-
Guaranteed investments contracts	32	91

Total liabilities for investment-type products	432	634
Individual and group annuities	97	113
Certain traditional life policies, life insurance retained asset accounts and other	90	83

Total policyholders’ funds	$619	$830

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Deferred Gains. The Company amortizes the deferred gains over 10 years using the effective interest method.

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administrative service fees collected from the separate accounts. Such fees are recognized in the period in which the services are performed.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized for the consolidation group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Adoption of Recent Accounting Pronouncements

New accounting standards that do not have a material impact to the Company’s primary financial statements or notes thereto are not included below.

Fair Value Measurements

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”) which amends ASC Topic 820, “Fair Value Measurements”. The key changes in measurement principles include limiting the concepts of highest and best use and valuation premise to nonfinancial assets, providing a framework for considering whether a premium or discount can be applied in a fair value measurement, and aligning the fair value measurement of instruments classified within an entity’s shareholders’ equity with the guidance for liabilities. Disclosures will be required for all transfers between Levels 1 and 2 within the valuation hierarchy, the use of a nonfinancial asset measured at fair value if its use differs from its highest and best use, the level in the valuation hierarchy of assets and liabilities not recorded at fair value but for which fair value is required to be disclosed, and for Level 3 measurements, quantitative information about unobservable inputs used, a description of the valuation processes used, and qualitative discussion about the sensitivity of the measurements. The Company adopted the revised accounting standard effective January 1, 2012 via prospective adoption, as required. The expanded disclosures required by this guidance are included in the Fair Value Measurements Note. The adoption of ASU 2011-04 did not impact the Company’s financial position or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Comprehensive Income

In June 2011, the FASB issued ASU No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), and in December 2011 issued ASU No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassification of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05” (“ASU 2011-12”) both of which amend ASC Topic 220, “Comprehensive Income”. These standards require entities to present items of net income and other comprehensive income either in a single continuous statement, or in separate, but consecutive statements of net income and other comprehensive income. The new requirements did not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. These standards became effective retrospectively beginning January 1, 2012. The Company opted to present the statements of net income and other comprehensive income in separate, but consecutive statements. The adoptions of ASU 2011-05 and ASU 2011-12 did not impact the Company’s financial position or results of operations.

Deferred Policy Acquisition Costs and Deferred Sales Inducements

Effective January 1, 2012, the Company adopted ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) which amends ASC 944. ASU 2010-26 modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. This guidance has been applied retrospectively, as permitted by the standard. As a result of this accounting change, shareholder’s equity, as of January 1, 2010, decreased by $36 million, after tax, from $1,412 million, as previously reported, to $1,376 million due to a reduction of the Company’s DAC and DSI asset balance related to certain costs that did not meet the provisions of the standard.

The following tables present the effects of retrospective adjustments and reclassifications to the Company’s previously reported Balance Sheet, Statements of Operations, Statements of Comprehensive Income, and Statements of Cash Flows:

	December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Presentation Reclassification (2)	As Reported

	(in millions)
Assets
Deferred policy acquisition costs and deferred sales inducements	$478	$(57)	$-	$421
Liabilities
Amounts due to affiliates	227	-	65	292
Coinsurance funds withheld	2,298	-	(65)	2,233
Deferred income tax liability	97	(20)	-	77
Shareholder’s Equity
Retained earnings	818	(40)	-	778
Accumulated other comprehensive income	335	3	-	338
Total shareholder’s equity	2,050	(37)	-	2,013

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Presentation Reclassification (2)	As Reported

	(in millions)
Revenues
Net investment income	$499	$-	$98	$597
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	(13)	-	139
Other operating costs and expenses	131	8	98	237
Income (loss) before income taxes	346	5	-	351
Income tax expense (benefit)	119	2	-	121
Net income (loss)	227	3	-	230

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Presentation Reclassification (2)	As Reported

	(in millions)
Revenues
Fee income	$282	$-	$4	$286
Net investment income	462	-	88	550
Benefits and Expenses
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	68	(3)	-	65
Other operating costs and expenses	200	12	92	304
Income (loss) before income taxes	79	(9)	-	70
Income tax expense (benefit)	(102)	(3)	-	(105)
Net income (loss)	181	(6)	-	175

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

	Year ended December 31, 2011
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Presentation Reclassification (2)	As Reported

	(in millions)
Net income (loss)	$227	$3	$-	$230
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	152	(13)	-	139
Capitalization of deferred policy acquisition costs and deferred sales inducements	(56)	8	-	(48)
Increase (decrease) in deferred income taxes	(12)	2	-	(10)

	Year ended December 31, 2010
	As Previously Reported	DAC and DSI Change in Accounting Principle (1)	Presentation Reclassification (2)	As Reported

	(in millions)
Net income (loss)	$181	$(6)	$-	$175
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	68	(3)	-	65
Capitalization of deferred policy acquisition costs and deferred sales inducements	(76)	12	-	(64)
Increase (decrease) in deferred income taxes	(170)	(3)	-	(173)
(1)	See discussion included in the Significant Accounting Policies Note — Adoption of Recent Accounting Pronouncements — Deferred Policy Acquisition Costs and Deferred Sales Inducements for further information on this change to the Company’s previously reported results.
(2)	See discussion included in the Significant Accounting Policies Note — Reclassifications for further information on this change to the Company’s previously reported results.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011, the FASB released ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) which amends ASC Topic 210, “Balance Sheet”. ASU 2011-11 requires companies to provide new disclosures about offsetting and related arrangements for financial instruments and derivatives. The provisions of ASU 2011-11 are effective for annual reporting periods beginning on or after January 1, 2013, and are required to be applied retrospectively. When adopted, ASU 2011-11 is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$3,470	$406	$(5)	$3,871	$-
Commercial mortgage-backed securities	222	8	-	230	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	42	4	-	45	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,052	99	(13)	2,137	-
Obligations of states and political subdivisions	236	51	-	287	-
Debt securities issued by foreign governments	57	2	-	59	-

Fixed maturities	6,079	570	(18)	6,629	-
Other fixed maturities	-	-	-	-	-

Total fixed maturities available-for-sale	6,079	570	(18)	6,629	-

Equity securities available-for-sale	1	-	-	1	-

Total fixed maturities and equity securities available-for-sale	$6,080	$570	$(18)	$6,630	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$4,791	$354	$(21)	$5,124	$-
Commercial mortgage-backed securities	676	27	-	703	-
Residential mortgage-backed securities	-	-	-	-	-
Collateralized debt obligations	2	-	-	2	-
Other asset-backed securities	83	3	(1)	85	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	2,009	106	-	2,115	-
Obligations of states and political subdivisions	223	37	-	260	-
Debt securities issued by foreign governments	59	2	-	61	-

Fixed maturities	7,843	529	(22)	8,350	-
Other fixed maturities	-	-	-	-	-

Total fixed maturities available-for-sale	7,843	529	(22)	8,350	-

Equity securities available-for-sale	-	-	-	-	-

Total fixed maturities and equity securities available-for-sale	$7,843	$529	$(22)	$8,350	$-

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2012, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$316	$319
Due after one year through five years	881	937
Due after five years through ten years	1,032	1,132
Due after ten years	3,586	3,966

	5,815	6,354
Asset-backed and mortgage-backed securities	264	275

Total	$6,079	$6,629

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Statements of Operations, while the non-credit loss is charged to AOCI on the Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Credit Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted EPS, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macro economic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The cost amounts for fixed maturity securities are net of other-than-temporary impairment charges.

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$186	$(4)	$32	$(1)	$218	$(5)
Commercial mortgage-backed securities	10	-	-	-	10	-
Residential mortgage-backed securities	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-
US Treasury securities and obligations of US government corps and agencies	643	(13)	-	-	643	(13)
Obligations of states and political subdivisions	12	-	-	-	12	-
Debt securities issued by foreign governments	3	-	18	-	21	-
Total fixed maturities available-for-sale	854	(17)	50	(1)	904	(18)
Equity securities available-for-sale	-	-	-	-	-	-
Total	$854	$(17)	$50	$(1)	$904	$(18)

	December 31, 2011
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$375	$(17)	$51	$(4)	$426	$(21)
Commercial mortgage-backed securities	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-
Other asset-backed securities	17	(1)	-	-	17	(1)
US Treasury securities and obligations of US government corps and agencies	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	-	-	-	-
Debt securities issued by foreign governments	-	-	-	-	-	-
Total fixed maturities available-for-sale	392	(18)	51	(4)	443	(22)
Equity securities available-for-sale	-	-	-	-	-	-
Total	$392	$(18)	$51	$(4)	$443	$(22)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $1 million at December 31, 2012 from $2 million at December 31, 2011.

At December 31, 2012 and 2011, there were 62 and 90 fixed maturity securities with an aggregate gross unrealized loss of $18 million and $22 million, respectively, of which the single largest unrealized loss was $12 million and $5 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

Available-for-sale securities with amortized cost of $2 million were non-income producing for the year ended December 31, 2012. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2012.

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2012	2011

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$1	$1
Bonds pledged in support of exchange-traded futures	24	43
Bonds on deposit with government authorities	1	1

Total assets pledged as collateral and on deposit	$26	$45

Mortgage Loans on Real Estate

At December 31, 2012 and 2011, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$201	East North Central	$146
Industrial	130	East South Central	2
Office buildings	322	Middle Atlantic	114
Retail	251	Mountain	48
Mixed use	-	New England	37
Agricultural	-	Pacific	333
Agribusiness	2	South Atlantic	193
Other	71	West North Central	39
		West South Central	65
		Canada / Other	-
Provision for losses	-	Provision for losses	-

Total	$977	Total	$977

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2011:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$223	East North Central	$151
Industrial	140	East South Central	2
Office buildings	322	Middle Atlantic	129
Retail	262	Mountain	54
Mixed use	3	New England	40
Agricultural	-	Pacific	325
Agribusiness	-	South Atlantic	210
Other	76	West North Central	49
		West South Central	66
		Canada / Other	-
Provision for losses	(7)	Provision for losses	(7)

Total	$1,019	Total	$1,019

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2012	$7	$-	$-	$(7)	$-

Year ended December 31, 2011	2	9	-	(4)	7

Year ended December 31, 2010	-	2	-	-	2

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

Mortgage loans with a carrying value of $0 million were non-income producing for the year ended December 31, 2012. Mortgage loans with a carrying value of $0 million were on nonaccrual status at December 31, 2012 . At December 31, 2012, mortgage loans with a carrying value of $0 million were delinquent by less than 90 days and $0 million were delinquent by 90 days or more.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,
	2012	2011

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$-	$23
Allowance for credit losses	-	(7)

Net impaired mortgage loans on real estate	$-	$16

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2012	2011	2010

	(in millions)

Average recorded investment in impaired loans	$9	$20	$8
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2012	2011

	(in millions)
AAA	$30	$29
AA	125	129
A	238	247
BBB	562	582
BB	22	15
B and lower and unrated	-	17

Total	$977	$1,019

Investment Real Estate and Agriculture

Investment real estate and agriculture of $18 million was non-income producing for the year ended December 31, 2012. Depreciation expense on investment real estate and agriculture was $2 million, $2 million, and $2 million for the years ended December 31, 2012, 2011, and 2010 respectively. Accumulated depreciation was $5 million and $3 million at December 31, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Equity Method Investments

The Company has a 36% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 36% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2012 and 2011, total assets of JHIMS were $80 million and $71 million, respectively, and total liabilities of JHIMS were $78 million and $69 million, respectively. For the years ended December 31, 2012, 2011, and 2010, net income of JHIMS was $520 million, $481 million, and $440 million, respectively. The Company’s share of income earned from its investment in JHIMS was $183 million, $175 million, and $166 million for the years ended December 31, 2012, 2011, and 2010, respectively, and is included in net investment income.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2012	2011	2010

	(in millions)
Net investment income
Fixed maturities	$331	$366	$345
Equity securities	-	-	-
Mortgage loans on real estate	49	40	33
Investment real estate, agriculture, and timber	17	10	7
Policy loans	6	6	6
Short-term investments	1	1	-
Derivatives	25	23	13
Equity method investments and other (1)	183	175	166

Gross investment income	612	621	570

Less investment expenses	(27)	(24)	(20)

Net investment income	$585	$597	$550

	December 31,

	2012	2011	2010

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$170	$337	$16
Equity securities	-	-	-
Mortgage loans on real estate	3	(7)	-
Derivatives	(211)	(24)	(185)
Other invested assets	1	-	-
Amounts credited to participating contract holders	(15)	(17)	(18)

Net realized investment and other gains (losses)	$(52)	$289	$(187)

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The change in net unrealized gain on fixed maturities classified as held-for-trading of $10 million, $13 million, and $16 million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

The change in net unrealized gains (losses) on derivatives of ($134) million, $14 million, and ($138) million is included in net realized investment and other gains (losses) for the years ended December 31, 2012, 2011, and 2010, respectively.

For, 2012, 2011, and 2010 net investment income passed through to participating contract holders as interest credited to policyholder account balances amounted to $23 million, $30 million, and $29 million respectively.

Gross gains were realized on the sale of available-for-sale securities of $190 million, $345 million, and $70 million for the years ended December 31, 2012, 2011, and 2010, respectively, and gross losses were realized on the sale of available-for-sale securities of $51 million, $26 million, and $68 million for the years ended December 31, 2012, 2011, and 2010, respectively. In addition, there were no other-than-temporary impairments on available-for-sale securities for the years ended December 31, 2012, 2011, and 2010, respectively, recognized in the Statements of Operations.

Note 3 — Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$30	$42
Amortization	(28)	(8)
Change due to unrealized investment gains (losses)	10	(4)

Balance, end of year	$12	$30

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2013	$6
2014	2
2015	1
2016	1
2017	1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$397	$499
Capitalization	40	47
Amortization	(24)	(124)
Change due to unrealized investment gains	(8)	(25)

Balance, end of year	$405	$397

The balance of and changes in deferred sales inducements (“DSI”) were as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$24	$32
Capitalization	-	1
Amortization	(1)	(7)
Change due to unrealized investment gains	-	(2)

Balance, end of year	$23	$24

See the Summary of Significant Accounting Policies Note for information on the retrospective application of the adoption of new accounting guidance related to DAC and DSI.

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to the participating traditional life insurance policies were transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as financial reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business and $2,329 million and $2,233 million was recorded to the coinsurance funds withheld liability as of December 31, 2012 and 2011, respectively.

The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from JHUSA to JHNY under a coinsurance agreement. As of December 31, 2012 and 2011, the Company reported a reinsurance payable to JHUSA of $66 million and $163 million, respectively.

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

Company. The Company recorded a reinsurance recoverable from JHRECO for ceded reserves and cost of reinsurance of ($19) million and ($17) million at December 31, 2012 and 2011, respectively, on the Company’s Balance Sheets. As of December 31, 2012 and 2011, respectively, the Company reported a reinsurance receivable from JHRECO of $1 million and $1 million, which was included with amounts due from and held for affiliates on the Company’s Balance Sheets. Premiums ceded to JHRECO were $0 million, $15 million and $0 million during the years ended December 31, 2012, 2011, and 2010, respectively. Claims incurred ceded to JHRECO were $34 million, $44 million and $34 million during the years ended December 31, 2012, 2011, and 2010, respectively.

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $65 million, $66 million, and $65 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had amounts payable of $14 million and $13 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Effective December 28, 2009, in connection with the hedging risks associated with the Company’s variable annuity products, the Company entered into an Asset & Liability Management Services Agreement with MLI, pursuant to which MLI performs certain asset and liability management services in connection with the hedging program. The fees for services provided under this agreement are determined at fair market value. Costs incurred under this agreement were $1 million, $2 million, and $1 million for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, the Company had no amounts payable.

Other

The Company entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuity, variable life and other products issued by the Company. This agreement replaced and superseded the previous Underwriting and Distribution Agreement dated January 1, 2002 between the parties. For the years ended December 31, 2012, 2011, and 2010, the Company was billed by JHD for underwriting commissions of $67 million, $75 million, and $87 million, respectively. The Company had amounts payable for services provided of $4 million and $3 million at December 31, 2012 and 2011, respectively.

The Company had receivables from JHIMS relating to distributions of $16 million and $14 million, which were included in accrued investment income at December 31, 2012 and 2011, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool Agreement effective January 1, 2010. The Company had $333 million and $51 million invested in this pool at December 31, 2012 and 2011, respectively, which were included in cash and cash equivalents on the Company’s Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Reinsurance

The effect of reinsurance on life and fixed and variable annuity premiums earned was as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Direct	$89	$110	$110
Assumed	158	22	1,090
Ceded	(40)	(58)	(36)

Net	$207	$74	$1,164

For the years ended December 31, 2012, 2011, and 2010, benefits to policyholders under life and annuity ceded reinsurance contracts were $104 million, $95 million, and $107 million, respectively.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers of $1,701 million on the Balance Sheets.

At December 31, 2012, the Company had treaties with 28 reinsurers for its life insurance business (25 non-affiliated and 3 affiliated). The per policy life risk retained by the Company is capped at a maximum of $30 million on single life policies and $35 million on survivorship life policies. The previous limit of $100 thousand, which was revised as a consequence of the transfer of NY business, continues to apply to policies and reinsurance agreements in-force as at December 31, 2009. In 2012, recoveries under these agreements totaled $70 million on $92 million of death claims. In 2011, recoveries under these agreements totaled $50 million on $69 million of death claims. In 2010, recoveries under these agreements totaled $73 million on $102 million of death claims.

Note 7 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices or indices. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Swaps are over-the-counter (“OTC”) contractual agreements between the Company and a third party to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency or other underlying commodity on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s life insurance business. These agreements will reduce the impact of future interest rates changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in hedging and non-hedging relationships:

		December 31, 2012			December 31, 2011
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$212	$32	$-	$47	$25	$-
	Foreign currency swaps	-	-	-	-	-	-

Cash flow hedges	Interest rate swaps	311	78	3	500	150	-
	Foreign currency swaps	-	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-	-
	Equity market contracts	-	-	-	-	-	-

Total Derivatives in Hedging Relationships		$523	$110	$3	$547	$175	$-

Non-Hedging Relationships
	Interest rate swaps	$7,385	$544	$347	$4,585	$486	$323
	Interest rate futures	284	-	-	390	-	-
	Foreign currency swaps	-	-	-	-	-	-
	Foreign currency forwards	-	-	-	-	-	-
	Foreign currency futures	-	-	-	-	-	-
	Equity market contracts	-	-	-	-	-	-
	Equity index futures	394	-	-	467	-	-
	Interest rate options	-	-	-	-	-	-
	Credit default swaps	-	-	-	-	-	-
	Embedded derivatives – fixed maturities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	348	-	-	263
	Embedded derivatives – participating pension contracts (1)	-	-	37	-	-	25
	Embedded derivatives – benefit guarantees (1)	-	75	108	-	74	102

Total Derivatives in Non-Hedging Relationships		8,063	619	840	5,442	560	713

Total Derivatives (2)		$8,586	$729	$843	$5,989	$735	$713

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Hedging Relationships

The Company uses derivatives for economic hedging purposes only. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

For the years ended December 31, 2012, 2011, and 2010, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2012, the Company had no hedges of firm commitments.

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2012

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$7	$(6)	$1
	Fixed-rate liabilities	-	-	-
Foreign Currency Swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$7	$(6)	$1

Year ended December 31, 2011

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	10	(12)	(2)
Foreign Currency Swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$10	$(12)	$(2)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	2	(2)	-
Foreign Currency Swaps	Fixed-rate assets	-	-	-
	Fixed-rate liabilities	-	-	-

Total		$2	$(2)	$-

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions.

For the years ended December 31, 2011 and 2010, all of the Company’s hedged forecast transactions qualified as cash flow hedges. During 2012 the Company completed a review of the investment strategy for the universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, new UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestment in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012, however, believes that the originally forecasted fixed income asset purchases are still probable of occurring as forecasted. Accordingly, the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions are no longer possible of occurring, the amounts will be reclassified to earnings in the period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in cash flow hedging relationships on the Statements of Operations, the Statements of Comprehensive Income (Loss) and the Statements of Changes in Shareholder’s Equity:

Year ended December 31, 2012

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(2)	$4	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	-	-	-

Total		$(2)	$4	$-

Year ended December 31, 2011

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$97	$-	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	-	-	-

Total		$97	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$-	$-	$-
	Floating rate assets	-	-	-
	Inflation indexed liabilities	-	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	-	-	-
	Floating rate assets	-	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	-	-	-
	Foreign currency assets	-	-	-
Equity market contracts	Share-based payments	-	-	-

Total		$-	$-	$-

The Company anticipates that pre-tax net gains of $1 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 5 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Shareholder’s Equity Note.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in July 2010, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2012, 2011, and 2010, net losses and net gains related to derivatives in a non-hedging relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2012	2011	2010
	(in millions)
Non-Hedging Relationships
Interest rate swaps	$(28)	$187	$(27)
Interest rate futures	(5)	(14)	(1)
Interest rate options	-	-	-
Credit defaults swaps
Foreign currency swaps	-	-	-
Foreign currency forwards	-	-	-
Foreign currency futures	-	-	-
Embedded derivatives	(104)	(172)	(110)
Equity market contracts	-	-	-
Equity index futures	(81)	(23)	(47)

Total Investment Gains (Losses) from Derivatives in Non-Hedging Relationships	$(218)	$(22)	$(185)

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Fair Value of Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2012 and 2011, the Company had accepted collateral consisting of cash of $158 million and $168 million and various securities with a fair value of $187 million and $181 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the over-the-counter derivative instruments and exchange traded futures. For further details regarding pledged collateral see the Investments Note.

Note 8 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2012	2011

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$104	$78
Net amount at risk related to deposits	5	5
Average attained age of contract holders	49	48

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2012	2011

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,463	$1,425
Net amount at risk — net of reinsurance	12	54
Average attained age of contract holders	66	65

Return of net deposits plus a minimum return
In the event of death
Account value	$-	$-
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	-	-
Guaranteed minimum return rate	0%	0%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,493	$2,491
Net amount at risk — net of reinsurance	67	199
Average attained age of contract holders	66	65

Guaranteed Minimum Income Benefit
Account value	$421	$410
Net amount at risk — net of reinsurance	-	-
Average attained age of contract holders	63	63

Guaranteed Minimum Withdrawal Benefit
Account value	$2,944	$2,821
Net amount at risk	334	498
Average attained age of contract holders	65	64

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2012	2011

	(in millions)
Type of Fund
Equity	$2,160	$2,085
Balanced	1,379	1,329
Bond	535	522
Money Market	65	77

Total	$4,139	$4,013

The following table summarizes the liabilities for guarantees on variable annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2012	$28	$10	$106	$144
Incurred guarantee benefits	(3)	-	-	(3)
Other reserve changes	3	1	12	16

Balance at December 31, 2012	28	11	118	157
Reinsurance recoverable	(1)	(75)	-	(76)

Net balance at December 31, 2012	$27	$(64)	$118	$81

Balance at January 1, 2011	$28	$6	$39	$73
Incurred guarantee benefits	(6)	-	-	(6)
Other reserve changes	6	4	67	77

Balance at December 31, 2011	28	10	106	144
Reinsurance recoverable	-	(74)	-	(74)

Net balance at December 31, 2011	$28	$(64)	$106	$70

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging”.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2012 and 2011:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Certain Separate Accounts - (continued)

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the Ruark table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 9 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. In 2010, the Company’s common parent, Manulife Holdings Delaware, LLC (“MHDLLC”) merged with JHFC resulting in a new combined group. Prior to the merger, the Company filed tax returns as part of the MHDLLC consolidated group.

The components of income taxes were as follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Current taxes:
Federal	$70	$131	$69

Deferred taxes:
Federal	(17)	(10)	(174)

Total income tax expense (benefit)	$53	$121	$(105)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2012	2011	2010

	(in millions)

Tax at 35%	$75	$123	$25
Add (deduct):
Prior year taxes	(4)	2	-
Tax credits	(2)	(1)	-
Dividend received deduction	(7)	(6)	(6)
Change in tax reserves	(9)	3	1
Tax-exempt investment income	-	-	(125)
Foreign tax expense gross-up	1	-	-
Other	(1)	-	-

Total income tax expense (benefit)	$53	$121	$(105)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2012	2011

	(in millions)
Deferred tax assets:
Policy reserves	$202	$197
Tax credits	10	8
Unearned revenue	7	11
Other	3	8

Total deferred tax assets	222	224

Deferred tax liabilities:
Unrealized investment gains on securities	192	181
Deferred policy acquisition costs	73	52
Deferred sales inducements	9	9
Securities and other investments	13	45
Intangibles	4	14

Total deferred tax liabilities	291	301

Net deferred tax liabilities	$69	$77

At December 31, 2012 the Company had no operating loss carry forwards. At December 31, 2012, the Company had $10 million of tax credits, which consist of $4 million of alternative minimum tax credits and $6 million of foreign tax credits. The foreign tax credits begin to expire in tax year 2014 through tax year 2022. The alternative minimum tax credits do not have an expiration date.

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Income Taxes - (continued)

taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

Under the terms of its intercompany tax sharing agreement, the Company made federal income tax payments to its parent, JHUSA, of $152 million, $69 million, and $49 million in 2012, 2011, and 2010, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and in NY. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2006 have been closed. Tax years 2006 and 2007 for MHDLLC are in IRS appeals and tax years 2008 and 2009 are currently under examination. Management believes that adequate provision has been made in the financial statements for potential assessments relating to all open tax years.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2012	2011

	(in millions)
Balance, beginning of year	$18	$15
Additions based on tax positions related to the current year	2	3
Reductions for tax positions of prior years	(11)	-

Balance, end of year	$9	$18

Included in the balances as of December 31, 2012 and 2011, respectively, are $9 million and $18 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. There are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 2006 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. The Company recognized approximately $3 million of interest benefit for the year ended December 31, 2012 and $1 million of interest expense for the years ended December 31, 2011 and 2010, respectively. The Company had approximately $1 million and $4 million accrued for interest as of December 31, 2012 and 2011, respectively. The Company did not recognize material penalties for the years ended December 31, 2012, 2011, and 2010.

Note 10 — Commitments and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt totaling $21 million at December 31, 2012. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 40% of these commitments expire in 2013 and the remainder expire by 2017.

The Company leases office space under an operating lease agreement, which will expire in March 2015. Rental expenses were $48 thousand, $63 thousand, and $62 thousand for each of the years ended December 31, 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Commitments and Legal Proceedings - (continued)

The future minimum lease payments by year and in the aggregate, under the remaining operating lease are presented below:

Operating Leases
(in thousands)
2013	$54
2014	55
2015	14

Total minimum lease payments	$123

The Company does not have any sublease income related to its office space.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and as a taxpayer. In addition, the NY State Department of Financial Services, the NY Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a regular quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2010	$5	$-	$5
Gross unrealized investment gains (net of deferred income tax expense of $71)	131		131
Reclassification adjustment for losses realized in net income (net of deferred income tax benefit of $1)	2		2
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $5)	(11)		(11)

Net unrealized investment gains	122		122

Balance at December 31, 2010	127	-	127

Gross unrealized investment gains (net of deferred income tax expense of $212)	395		395
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $111)	(208)		(208)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $23)	(42)		(42)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $17)	(31)		(31)

Net unrealized investment gains	114		114
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $52)		97	97

Balance at December 31, 2011	$241	$97	$338

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2012	$241	$97	$338
Gross unrealized investment gains (net of deferred income tax expense of $70)	132		132
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $55)	(102)		(102)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $3)	(6)		(6)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $0)	-		-

Net unrealized investment gains	24		24
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $1)		(2)	(2)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $2)		(4)	(4)

Balance at December 31, 2012	$265	$91	$356

Net unrealized investment gains (losses) included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,
	2012	2011	2010

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$552	$507	$219

Total	552	507	219

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(70)	(70)	(22)
Policyholder liabilities	(75)	(66)	(1)
Deferred income taxes	(142)	(130)	(69)

Total	(287)	(266)	(92)

Net unrealized investment gains (losses)	$265	$241	$127

Statutory Results

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile, which is New York.

The Company’s statutory net income (loss) for the years ended December 31, 2012, 2011, and 2010 was $69 million, $(282) million, and $ (34) million, respectively.

The Company’s statutory capital and surplus as of December 31, 2012 and 2011 was $1,005 million and $890 million, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Shareholder’s Equity - (continued)

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2012 and 2011.

Note 12 — Pension and Other Postretirement Benefit Plans

The Company participates in the John Hancock Pension Plan (the “Plan”), a funded qualified defined benefit plan. Sponsorship of the Plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of the Plan transferred to MIC. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered participants. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2012, 2011, and 2010, respectively.

The Company participates in the John Hancock Welfare Plan (the “Welfare Plan”), a postretirement medical and life insurance benefit plan for its retired employees and their spouses. Effective December 31, 2010, sponsorship of this plan transferred to MIC. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The costs associated with other postretirement benefits were charged to the Company and were not material for the years ended December 31, 2012, 2011, and 2010, respectively.

The Company participates in The Investment-Incentive Plan for John Hancock Employees, a qualified defined contribution plan for its employees who meet certain eligibility requirements. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2012, 2011, and 2010, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements

The following table presents the carrying amounts and fair values of the items measured or disclosed at fair value by the Company. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,
	2012		2011

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale	$6,629	$6,629	$8,350	$8,350
Held-for-trading	372	372	372	372
Equity securities:
Available-for-sale	1	1	-	-
Held-for-trading	-	-	-	-
Mortgage loans on real estate	977	1,106	1,019	1,101
Policy loans	138	138	124	124
Short-term investments	38	38	54	54
Cash and cash equivalents	495	495	250	250
Other invested assets	-	-	-	-
Derivatives:
Interest rate swaps	654	654	661	661
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Interest rate options	-	-	-	-
Equity market contracts	-	-	-	-
Credit default swaps	-	-	-	-
Embedded derivatives	75	75	74	74
Assets held in trust	-	-	-	-
Separate account assets	7,687	7,687	7,034	7,034

Total assets	$17,066	$17,195	$17,938	$18,020

Liabilities:
Consumer notes	$-	$-	$-	$-
Debt	-	-	-	-
Guaranteed investment contracts and funding agreements	32	33	91	94
Fixed-rate deferred and immediate annuities	1,850	1,883	1,953	1,932
Supplementary contracts without life contingencies	4	8	7	7
Derivatives:
Interest rate swaps	350	350	323	323
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Equity market contracts	-	-	-	-
Credit default swaps	-	-	-	-
Embedded derivatives	493	493	390	390

Total liabilities	$2,729	$2,767	$2,764	$2,746

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most debt securities and some short-term investments are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

In general, ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Balance Sheets—This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans which are reported at fair value only in the period in which an impairment is recognized.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, guaranteed investment contracts, funding agreements and fixed-rate deferred and immediate annuities.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial mortgage-backed securities, asset-backed securities, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are carried at fair value and reported as a summarized total on the Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, short-term investments, and cash and cash equivalents. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account.

The fair value of fund investments is based upon quoted market prices or reported net asset values. Fund investments that are traded in an active market and have a net asset value that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3 accordingly.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage loans on real estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Guaranteed investment contracts and funding agreements

The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Fixed-rate deferred and immediate annuities

The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Balance Sheet:

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate debt securities	$3,871	$-	$3,547	$324
Commercial mortgage-backed securities	230	-	227	3
Residential mortgage-backed securities	-	-	-	-
Collateralized debt obligations	-	-	-	-
Other asset-backed securities	45	-	45	-
U.S. Treasury and agency securities	2,137	-	2,137	-
Obligations of states and political subdivisions	287	-	271	16
Debt securities issued by foreign governments	59	-	59	-

Total fixed maturities available-for-sale	6,629	-	6,286	343

Fixed maturities held-for-trading:
Corporate debt securities	259	-	249	10
Commercial mortgage-backed securities	63	-	63	-
Residential mortgage-backed securities	-	-	-	-
Collateralized debt obligations	-	-	-	-
Other asset-backed securities	9	-	9	-
U.S. Treasury and agency securities	24	-	24	-
Obligations of states and political subdivisions	16	-	14	2
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	372	-	360	12

Equity securities available-for-sale	1	1	-	-
Equity securities held-for-trading	-	-	-	-
Short-term investments	38	-	38	-
Other invested assets	-	-	-	-
Derivative assets (1):
Interest rate swaps	654	-	654	-
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Interest rate options	-	-	-	-
Credit default swaps	-	-	-	-
Equity market contracts	-	-	-	-
Embedded derivatives (2):
Reinsurance contracts	-	-	-	-
Benefit guarantees	75	-	-	75
Assets held in trust	-	-	-	-
Separate account assets (3)	7,687	7,687	-	-

Total assets at fair value	$15,456	$7,688	$7,338	$430

Liabilities:
Derivatives liabilities (1):
Interest rate swaps	$350	$-	$350	$-
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Equity market contracts	-	-	-	-
Credit default swaps	-	-	-	-
Embedded derivatives (2):
Reinsurance contracts	348	-	348	-
Participating pension contracts	37	-	37	-
Benefit guarantees	108	-	-	108

Total liabilities at fair value	$843	$-	$735	$108

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	December 31, 2011
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate debt securities	$5,124	$-	$4,753	$371
Commercial mortgage-backed securities	703	-	703	-
Residential mortgage-backed securities	-	-	-	-
Collateralized debt obligations	2	-	2	-
Other asset-backed securities	85	-	85	-
U.S. Treasury and agency securities	2,115	-	2,115	-
Obligations of states and political subdivisions	260	-	248	12
Debt securities issued by foreign governments	61	-	61	-

Total fixed maturities available-for-sale	8,350	-	7,967	383

Fixed maturities held-for-trading:
Corporate debt securities	236	-	229	7
Commercial mortgage-backed securities	73	-	73	-
Residential mortgage-backed securities	-	-	-	-
Collateralized debt obligations	-	-	-	-
Other asset-backed securities	8	-	8	-
U.S. Treasury and agency securities	38	-	38	-
Obligations of states and political subdivisions	16	-	14	2
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	372	-	363	9

Equity securities available-for-sale	-	-	-	-
Equity securities held-for-trading	-	-	-	-
Short-term investments	54	-	54	-
Other invested assets	-	-	-	-
Derivative assets (1):
Interest rate swaps	661	-	624	37
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Interest rate options	-	-	-	-
Credit default swaps	-	-	-	-
Equity market contracts	-	-	-	-
Embedded derivatives (2):
Reinsurance contracts	-	-	-	-
Benefit guarantees	74	-	-	74
Assets held in trust	-	-	-	-
Separate account assets (3)	7,034	7,034	-	-

Total assets at fair value	$16,545	$7,034	$9,008	$503

Liabilities:
Derivatives liabilities (1):
Interest rate swaps	$323	$-	$323	$-
Foreign currency swaps	-	-	-	-
Foreign currency forwards	-	-	-	-
Equity market contracts	-	-	-	-
Credit default swaps	-	-	-	-
Embedded derivatives (2):
Reinsurance contracts	263	-	263	-
Participating pension contracts	25	-	25	-
Benefit guarantees	102	-	-	102

Total liabilities at fair value	$713	$-	$611	$102

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

(1)	Derivative assets and liabilities are presented gross to reflect the presentation in the Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(2)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Balance Sheets.
(3)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheet, but are disclosed at fair value.

	December 31, 2012
	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$1,106	$-	$1,106	$-
Policy loans	138	-	138	-
Cash and cash equivalents	495	495	-	-

Total assets at fair value	$1,739	$495	$1,244	$-

Liabilities
Consumer notes	$-	$-	$-	$-
Debt	-	-	-	-
Guaranteed investment contracts and funding agreements	33	-	-	33
Fixed rate deferred and immediate annuities	1,883	-	145	1,738
Supplementary contracts without life contingencies	8	-	8	-

Total Liabilities at fair value	$1,924	$-	$153	$1,771

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the year ended December 31, 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the year ended December 31, 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Level 3 Assets and Liabilities

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2012	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2012	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$371	$1	$5	$106	$-	$(96)	$(6)	$6	$(63)	$324	$-
Commercial mortgage-backed securities	-	-	-	3	-	-	-	-	-	3	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	12	-	-	11	-	(7)	-	-	-	16	-

Total fixed maturities available-for-sale	383	1	5	120	-	(103)	(6)	6	(63)	343	-
Fixed maturities held-for-trading:
Corporate debt securities	7	-	-	5	-	-	-	-	(2)	10	-
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	2	-	-	-	-	-	-	-	-	2	-

Total fixed maturities held-for-trading	9	-	-	5	-	-	-	-	(2)	12	-
Other invested assets	-	-	-	-	-	-	-	-	-	-	-
Net derivatives	37	-	-	-	-	-	-	-	(37)	-	-
Net embedded derivatives (4)	(28)	(5)	-	-	-	-	-	-	-	(33)	(5)
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$401	$(4)	$5	$125	$-	$(103)	$(6)	$6	$(102)	$322	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$255	$-	$19	$66	$-	$-	$(6)	$41	$(4)	$371	$-
Commercial mortgage-backed securities	10	-	-	-	-	-	(10)	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	7	-	1	4	-	-	-	-	-	12	-

Total fixed maturities available-for-sale	272	-	20	70	-	-	(16)	41	(4)	383	-
Fixed maturities held-for-trading:
Corporate debt securities	3	1	-	5	-	-	-	-	(2)	7	1
Commercial mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Collateralized debt obligations	-	-	-	-	-	-	-	-	-	-	-
Other asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Obligations of states and political subdivisions	-	-	-	2	-	-	-	-	-	2	-

Total fixed maturities held-for-trading	3	1	-	7	-	-	-	-	(2)	9	1
Other invested assets	-	-	-	-	-	-	-	-	-	-	-
Net derivatives	-	-	37	-	-	-	-	-	-	37	-
Net embedded derivatives (4)	10	(38)	-	-	-	-	-	-	-	(28)	(38)
Assets held in trust	-	-	-	-	-	-	-	-	-	-	-
Separate account assets (5)	-	-	-	-	-	-	-	-	-	-	-

Total	$285	$(37)	$57	$77	$-	$-	$(16)	$41	$(6)	$401	$(37)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

(1)	This amount is included in net realized investment and other gains (losses) on the Statements of Operations.
(2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	The earnings amount is included in benefits to policyholders on the Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Information about Sensitivity to Changes in Significant Unobservable Inputs (Level 3)

The Company determines the estimated fair value of its Level 3 investments using primarily the market approach and the income approach. Matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

Corporate Debt Securities and Obligations of States and Political Subdivisions

Corporate debt securities and obligations of states and political subdivisions included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When quoted prices are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield, only if the yield is carried forward at the 30 year point. The yield is affected by the market movements in credit spreads and state and political subdivision yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding state and political subdivision yields constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

Benefit Guarantees

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, benefit guarantees for variable annuity products, are equity implied volatility, mortality rates, lapse rates and utilization rates. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the guarantee.

Separate Account Assets

The Company’s Level 3 separate account assets are predominantly invested in timberland properties valued by third-party valuation service providers. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Fair Value Measurements - (continued)

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available, such as data from pricing vendors and from internal valuation models. Because not all Level 3 instruments have input information reasonably available, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

	Fair Value at December 31, 2012 (in millions)	Predominant Valuation Technique	Unobservable Input	Range (1)

Corporate debt securities	$334	Discounted cash flow	Yield if greater than 30 years	0	to	61
			Delta spread adjustment	0	to	1919
Obligation of states and political subdivisions	$18	Discounted cash flow	Yield if greater than 30 years	97	to	364
Benefit guarantees, net	($33)	Discounted cash flow	Equity implied volatility	0%	-	35%
			Base lapse rates	1%	-	35%
			Dynamic lapse rates	0%	-	70%
			Mortality rates	0%	-	38%
			Utilization rates	80%	-	100%
(1)	For the unobservable inputs, the range is presented in basis points unless otherwise specified.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests which are reported at fair value only in the period in which an impairment is recognized. The fair is calculated using models that are widely accepted in the financial services industry. During the reporting period, there were no assets measured at fair value on a nonrecurring basis.

Note 14 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers annuities and a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the operating segments.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$187	$283	$(1)	$469
Net investment income	167	204	214	585
Net realized investment and other gains (losses)	(73)	(18)	39	(52)
Inter-segment revenues	-	-	-	-

Revenues	$281	$469	$252	$1,002

Net income (loss)	$(56)	$48	$168	$160

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$1	$26	$156	$183
Carrying value of investments under the equity method	4	1	1	6
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	24	29	-	53
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	(31)	(1)	85	53
Segment assets	$5,553	$11,989	$2,559	$20,101

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$340	$144	$3	$487
Net investment income	161	235	201	597
Net realized investment and other gains (losses)	229	65	(5)	289
Inter-segment revenues	-	-	-	-

Revenues	$730	$444	$199	$1,373

Net income (loss)	$90	$14	$126	$230

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$-	$25	$150	$175
Carrying value of investments under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	61	78	-	139
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	48	1	72	121
Segment assets	$5,393	$11,485	$2,288	$19,166

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$331	$1,123	$(4)	$1,450
Net investment income	128	223	199	550
Net realized investment and other gains (losses)	(75)	(104)	(8)	(187)
Inter-segment revenues	-	-	-	-

Revenues	$384	$1,242	$187	$1,813

Net income (loss)	$18	$36	$121	$175

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$1	$24	$141	$166
Carrying value of investments under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	39	26	-	65
Goodwill impairment	-	-	-	-
Interest expense	-	-	-	-
Income tax expense (benefit)	(108)	(61)	64	(105)

The Company operates primarily in the United States and has no reportable major customers.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2012 financial statements through the date on which the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York Separate Account A

December 31, 2012

John Hancock Life Insurance Company of New York Separate Account A

Audited Financial Statements

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A (the “Account”) comprised of the following sub-accounts,

500 Index Fund B Series I	Financial Services Trust Series I
500 Index Fund B Series II	Financial Services Trust Series II
500 Index Trust B Series NAV	Founding Allocation Trust Series II
Active Bond Trust Series I	Fundamental All Cap Core Trust Series II
Active Bond Trust Series II	Fundamental Holdings Trust Series II
All Cap Core Trust Series I	Fundamental Large Cap Value Trust Series II
All Cap Core Trust Series II	Fundamental Value Trust Series I
All Cap Value Trust Series I	Fundamental Value Trust Series II
All Cap Value Trust Series II	Global Bond Trust Series I
American Asset Allocation Trust Series I	Global Bond Trust Series II
American Asset Allocation Trust Series II	Global Diversification Trust Series II
American Global Growth Trust Series II	Global Trust Series I
American Global Small Capitalization Trust Series II	Global Trust Series II
American Global Small Capitalization Trust Series III	Health Sciences Trust Series I
American Growth Trust Series II	Health Sciences Trust Series II
American Growth Trust Series III	High Yield Trust Series I
American Growth-Income Trust Series I	High Yield Trust Series II
American Growth-Income Trust Series II	International Core Trust Series I
American Growth-Income Trust Series III	International Core Trust Series II
American High-Income Bond Trust Series II	International Equity Index Trust B Series I
American High-Income Bond Trust Series III	International Equity Index Trust B Series II
American International Trust Series II	International Equity Index Trust B Series NAV
American International Trust Series III	International Growth Stock Series II
American New World Trust Series II	International Small Company Trust Series I
American New World Trust Series III	International Small Company Trust Series II
Blue Chip Growth Trust Series I	International Value Trust Series I
Blue Chip Growth Trust Series II	International Value Trust Series II
Bond PS Series II	Investment Quality Bond Trust Series I
Bond Trust Series I	Investment Quality Bond Trust Series II
Bond Trust Series II	Lifestyle Aggressive Trust Series I
Capital Appreciation Trust Series I	Lifestyle Aggressive Trust Series II
Capital Appreciation Trust Series II	Lifestyle Balanced Trust Series I
Capital Appreciation Value Trust Series II	Lifestyle Balanced Trust Series II
Core Allocation Plus Trust Series II	Lifestyle Balanced PS Series II
Core Bond Trust Series II	Lifestyle Conservative Trust Series I
Core Fundamental Holdings Trust Series II	Lifestyle Conservative Trust Series II
Core Fundamental Holdings Trust Series III	Lifestyle Conservative PS Series II
Core Global Diversification Trust Series II	Lifestyle Growth Trust Series I
Core Global Diversification Trust Series III	Lifestyle Growth Trust Series II
Core Strategy Trust Series II	Lifestyle Growth PS Series II
Core Strategy Trust Series NAV	Lifestyle Moderate Trust Series I
Disciplined Diversification Trust Series II	Lifestyle Moderate Trust Series II
DWS Equity 500 Index	Lifestyle Moderate PS Series II
Equity-Income Trust Series I	Mid Cap Index Trust Series I
Equity-Income Trust Series II	Mid Cap Index Trust Series II

Report of Independent Registered Public Accounting Firm

Mid Cap Stock Trust Series I	Small Cap Opportunities Trust Series II
Mid Cap Stock Trust Series II	Small Cap Value Trust Series II
Mid Value Trust Series I	Small Company Value Trust Series I
Mid Value Trust Series II	Small Company Value Trust Series II
Money Market Trust Series I	Smaller Company Growth Trust Series I
Money Market Trust Series II	Smaller Company Growth Trust Series II
Money Market Trust B Series NAV	Strategic Income Opportunities Trust Series I
Mutual Shares Trust Series I	Strategic Income Opportunities Trust Series II
Natural Resources Trust Series II	Total Bond Market Trust B Series II
PIMCO All Asset	Total Bond Market Trust B Series NAV
Real Estate Securities Trust Series I	Total Return Trust Series I
Real Estate Securities Trust Series II	Total Return Trust Series II
Real Return Bond Trust Series II	Total Stock Market Index Trust Series I
Science & Technology Trust Series I	Total Stock Market Index Trust Series II
Science & Technology Trust Series II	Ultra Short Term Bond Trust Series II
Short Term Government Income Trust Series I	US Equity Trust Series I
Short Term Government Income Trust Series II	US Equity Trust Series II
Small Cap Growth Trust Series I	Utilities Trust Series I
Small Cap Growth Trust Series II	Utilities Trust Series II
Small Cap Index Trust Series I	Value Trust Series I
Small Cap Index Trust Series II	Value Trust Series II
Small Cap Opportunities Trust Series I

as of December 31, 2012, and the related statements of operations and changes in contract owners’ equity for the above mentioned sub-accounts and for the 500 Index Trust Series I, 500 Index Trust Series II, 500 Index Trust Series NAV, American Blue-Chip Income & Growth Trust Series II, American Blue-Chip Income & Growth Trust Series III, Balanced Trust Series I, Core Allocation Trust Series I, Core Allocation Trust Series II, Core Balanced Trust Series I, Core Balanced Trust Series II, Core Balanced Strategy Trust Series NAV, Core Disciplined Diversification Trust Series II, International Equity Index Trust A Series I, International Equity Index Trust A Series II, International Opportunities Trust Series II, Large Cap Trust Series I, Large Cap Trust Series II, Total Bond Market Trust A Series II, Total Bond Market Trust A Series NAV, and Ultra Short Term Bond Trust Series I sub-accounts (the “closed sub-accounts”) for each of the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

Report of Independent Registered Public Accounting Firm

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2012, and the results of their and the closed sub-accounts’ operations and changes in contract owners’ equity for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 27, 2013

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	500 Index Trust B Series I	500 Index Trust B Series II	500 Index Trust B Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	All Cap Core Trust Series I
Total Assets
Investments at fair value	$2,091,172	$9,124,418	$7,796,462	$3,313,261	$38,254,983	$3,051,633

Net Assets
Contracts in accumulation	$2,091,172	$9,110,178	$7,796,462	$3,310,472	$38,254,983	$3,051,633
Contracts in payout (annuitization)	—	14,240	—	2,789	—	—

Total net assets	$2,091,172	$9,124,418	$7,796,462	$3,313,261	$38,254,983	$3,051,633

Units outstanding	165,573	721,314	635,886	183,300	2,157,876	173,726
Unit value	$12.63	$12.65	$12.26	$18.08	$17.73	$17.57

Shares	116,112	505,788	432,896	326,108	3,757,857	161,036
Cost	$2,076,445	$9,043,960	$7,598,347	$3,089,328	$35,479,186	$2,254,543

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	All Cap Core Trust Series II	All Cap Value Trust Series I	All Cap Value Trust Series II	American Asset Allocation Trust Series I	American Asset Allocation Trust Series II	American Global Growth Trust Series II
Total Assets
Investments at fair value	$1,027,722	$1,207,993	$3,763,231	$7,123,533	$99,319,052	$11,766,844

Net Assets
Contracts in accumulation	$1,027,722	$1,187,978	$3,763,231	$7,104,640	$99,319,052	$11,766,844
Contracts in payout (annuitization)	—	20,015	—	18,893	—	—

Total net assets	$1,027,722	$1,207,993	$3,763,231	$7,123,533	$99,319,052	$11,766,844

Units outstanding	58,636	66,486	200,294	538,883	7,591,825	901,891
Unit value	$17.53	$18.17	$18.79	$13.22	$13.08	$13.05

Shares	54,319	143,467	448,004	571,254	7,964,640	958,993
Cost	$996,965	$1,112,692	$3,505,079	$5,174,716	$75,400,924	$9,744,557

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	American Global Small Capitalization Trust Series II	American Global Small Capitalization Trust Series III	American Growth Trust Series II	American Growth Trust Series III	American Growth- Income Trust Series I	American Growth- Income Trust Series II
Total Assets
Investments at fair value	$4,151,440	$12,154	$116,401,604	$388,292	$7,197,976	$110,208,004

Net Assets
Contracts in accumulation	$4,139,034	$12,154	$116,372,847	$388,292	$7,181,540	$110,198,766
Contracts in payout (annuitization)	12,406	—	28,757	—	16,436	9,238

Total net assets	$4,151,440	$12,154	$116,401,604	$388,292	$7,197,976	$110,208,004

Units outstanding	388,197	1,035	5,925,717	28,956	375,557	6,197,486
Unit value	$10.69	$11.75	$19.64	$13.41	$19.17	$17.78

Shares	442,113	1,293	6,712,895	22,406	432,051	6,627,060
Cost	$3,496,742	$10,468	$94,341,008	$338,889	$5,196,323	$100,046,515

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	American Growth- Income Trust Series III	American High- Income Bond Trust Series II	American High- Income Bond Trust Series III	American International Trust Series II	American International Trust Series III	American New World Trust Series II
Total Assets
Investments at fair value	$691,072	$5,790,727	$272,632	$65,523,532	$367,595	$5,603,971

Net Assets
Contracts in accumulation	$691,072	$5,790,727	$272,632	$65,503,044	$367,595	$5,603,971
Contracts in payout (annuitization)	—	—	—	20,488	—	—

Total net assets	$691,072	$5,790,727	$272,632	$65,523,532	$367,595	$5,603,971

Units outstanding	51,116	381,105	15,714	2,992,368	30,329	404,122
Unit value	$13.52	$15.19	$17.35	$21.90	$12.12	$13.87

Shares	41,581	532,236	25,104	4,095,221	23,032	413,883
Cost	$680,885	$5,650,453	$266,767	$58,812,553	$352,861	$5,165,402

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	American New World Trust Series III	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Bond PS Series II	Bond Trust Series I	Bond Trust Series II
Total Assets
Investments at fair value	$15,525	$17,862,944	$15,932,961	$6,639	$936,147	$81,455,091

Net Assets
Contracts in accumulation	$15,525	$17,617,218	$15,932,961	$6,639	$936,147	$81,455,091
Contracts in payout (annuitization)	—	245,726	—	—	—	—

Total net assets	$15,525	$17,862,944	$15,932,961	$6,639	$936,147	$81,455,091

Units outstanding	1,158	724,527	903,212	501	70,677	6,208,990
Unit value	$13.41	$24.65	$17.64	$13.26	$13.25	$13.12

Shares	1,149	735,706	661,393	503	66,915	5,814,068
Cost	$15,464	$12,296,977	$12,238,839	$6,718	$927,805	$80,611,933

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Allocation Plus Trust Series II	Core Bond Trust Series II	Core Fundamental Holdings Trust Series II
Total Assets
Investments at fair value	$9,989,849	$8,226,710	$21,235,426	$8,820,040	$1,235,223	$24,760,974

Net Assets
Contracts in accumulation	$9,973,103	$8,223,327	$21,235,426	$8,820,040	$1,235,223	$24,760,974
Contracts in payout (annuitization)	16,746	3,383	—	—	—	—

Total net assets	$9,989,849	$8,226,710	$21,235,426	$8,820,040	$1,235,223	$24,760,974

Units outstanding	900,954	488,449	1,437,512	701,318	72,677	1,438,099
Unit value	$11.09	$16.84	$14.77	$12.58	$17.00	$17.22

Shares	867,928	722,909	1,808,810	844,831	88,547	1,480,034
Cost	$7,998,622	$6,604,738	$18,223,153	$7,561,389	$1,206,306	$22,890,825

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Core Fundamental Holdings Trust Series III	Core Global Diversification Trust Series II	Core Global Diversification Trust Series III	Core Strategy Trust Series II	Core Strategy Trust Series NAV	Disciplined Diversification Trust Series II
Total Assets
Investments at fair value	$105,061	$21,236,972	$233,497	$55,604,880	$680,352	$8,347,988

Net Assets
Contracts in accumulation	$105,061	$21,236,972	$233,497	$55,604,880	$680,352	$8,347,988
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$105,061	$21,236,972	$233,497	$55,604,880	$680,352	$8,347,988

Units outstanding	6,013	1,238,603	13,501	3,777,009	43,257	611,903
Unit value	$17.47	$17.15	$17.29	$14.72	$15.73	$13.64

Shares	6,287	1,372,784	15,113	4,082,590	50,100	653,719
Cost	$102,891	$21,481,254	$235,292	$48,354,584	$595,178	$6,246,268

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	DWS Equity 500 Index (a)	Equity-Income Trust Series I	Equity-Income Trust Series II	Financial Services Trust Series I	Financial Services Trust Series II	Founding Allocation Trust Series II
Total Assets
Investments at fair value	$4,412,500	$24,699,738	$25,099,434	$458,000	$3,771,102	$82,896,973

Net Assets
Contracts in accumulation	$4,412,500	$24,667,852	$25,099,434	$458,000	$3,771,102	$82,896,973
Contracts in payout (annuitization)	—	31,886	—	—	—	—

Total net assets	$4,412,500	$24,699,738	$25,099,434	$458,000	$3,771,102	$82,896,973

Units outstanding	198,518	746,662	1,461,561	33,103	260,672	7,018,026
Unit value	$22.23	$33.08	$17.17	$13.84	$14.47	$11.81

Shares	294,363	1,591,478	1,620,364	37,175	307,343	7,718,527
Cost	$3,848,873	$24,252,989	$22,670,382	$380,438	$3,188,301	$75,808,838

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Fundamental All Cap Core Trust Series II	Fundamental Holdings Trust Series II	Fundamental Large Cap Value Trust Series II	Fundamental Value Trust Series I	Fundamental Value Trust Series II	Global Bond Trust Series I
Total Assets
Investments at fair value	$7,418,663	$72,933,118	$2,447,553	$23,188,558	$30,725,447	$2,748,130

Net Assets
Contracts in accumulation	$7,418,663	$72,933,118	$2,447,553	$23,014,171	$30,707,699	$2,748,130
Contracts in payout (annuitization)	—	—	—	174,387	17,748	—

Total net assets	$7,418,663	$72,933,118	$2,447,553	$23,188,558	$30,725,447	$2,748,130

Units outstanding	359,881	5,845,265	146,581	1,495,318	1,922,098	77,096
Unit value	$20.61	$12.48	$16.70	$15.51	$15.99	$35.65

Shares	485,197	6,535,226	199,475	1,512,626	2,006,888	208,824
Cost	$7,393,411	$56,007,200	$2,481,901	$16,216,596	$24,806,527	$2,672,598

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Global Bond Trust Series II	Global Diversification Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II
Total Assets
Investments at fair value	$15,861,369	$48,085,810	$8,008,945	$4,392,175	$2,303,708	$9,405,443

Net Assets
Contracts in accumulation	$15,861,369	$48,085,810	$7,946,152	$4,392,175	$2,303,708	$9,405,443
Contracts in payout (annuitization)	—	—	62,793	—	—	—

Total net assets	$15,861,369	$48,085,810	$8,008,945	$4,392,175	$2,303,708	$9,405,443

Units outstanding	709,690	3,839,716	274,268	261,667	79,915	313,052
Unit value	$22.35	$12.52	$29.20	$16.79	$28.83	$30.04

Shares	1,216,363	4,415,593	504,978	277,810	109,753	460,149
Cost	$14,688,845	$38,087,256	$7,317,214	$4,703,956	$1,764,932	$7,361,178

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	High Yield Trust Series I	High Yield Trust Series II	International Core Trust Series I	International Core Trust Series II	International Equity Index Trust B Series I	International Equity Index Trust B Series II
Total Assets
Investments at fair value	$2,401,209	$7,169,729	$1,467,997	$1,361,929	$1,068,305	$4,273,545

Net Assets
Contracts in accumulation	$2,394,029	$7,169,557	$1,463,195	$1,361,929	$1,067,901	$4,273,545
Contracts in payout (annuitization)	7,180	172	4,802	—	404	—

Total net assets	$2,401,209	$7,169,729	$1,467,997	$1,361,929	$1,068,305	$4,273,545

Units outstanding	108,634	314,332	102,169	84,049	80,779	323,406
Unit value	$22.10	$22.81	$14.37	$16.20	$13.23	$13.21

Shares	399,536	1,173,442	152,757	140,550	69,733	278,588
Cost	$2,453,964	$7,298,641	$1,660,995	$1,377,965	$1,019,112	$4,071,707

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	International Equity Index Trust B Series NAV	International Growth Stock Series II	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II
Total Assets
Investments at fair value	$2,385,729	$2,437,793	$1,901,230	$4,329,215	$5,547,905	$12,111,245

Net Assets
Contracts in accumulation	$2,385,729	$2,437,793	$1,900,741	$4,329,215	$5,536,019	$12,111,245
Contracts in payout (annuitization)	—	—	489	—	11,886	—

Total net assets	$2,385,729	$2,437,793	$1,901,230	$4,329,215	$5,547,905	$12,111,245

Units outstanding	225,300	187,886	132,099	304,038	312,326	622,492
Unit value	$10.59	$12.97	$14.39	$14.24	$17.76	$19.46

Shares	155,727	170,118	187,313	426,524	465,819	1,018,607
Cost	$2,565,600	$2,354,299	$1,698,233	$3,931,539	$6,358,445	$12,957,608

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II	Lifestyle Aggressive Trust Series I	Lifestyle Aggressive Trust Series II	Lifestyle Balanced Trust Series I	Lifestyle Balanced Trust Series II
Total Assets
Investments at fair value	$5,325,355	$22,845,160	$2,191,313	$27,253,727	$27,607,712	$846,288,693

Net Assets
Contracts in accumulation	$5,308,658	$22,845,160	$2,191,313	$27,253,727	$27,575,202	$846,132,164
Contracts in payout (annuitization)	16,697	—	—	—	32,510	156,529

Total net assets	$5,325,355	$22,845,160	$2,191,313	$27,253,727	$27,607,712	$846,288,693

Units outstanding	189,505	1,186,021	130,239	1,511,395	1,417,290	48,964,159
Unit value	$28.10	$19.26	$16.83	$18.03	$19.48	$17.28

Shares	431,552	1,851,310	248,730	3,100,538	2,212,157	68,084,368
Cost	$4,861,998	$20,960,860	$1,997,749	$25,321,257	$25,103,882	$794,277,481

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Lifestyle Balanced PS Series II	Lifestyle Conservative Trust Series I	Lifestyle Conservative Trust Series II	Lifestyle Conservative PS Series II	Lifestyle Growth Trust Series I	Lifestyle Growth Trust Series II
Total Assets
Investments at fair value	$5,272,455	$9,366,109	$220,024,009	$3,922,987	$17,333,263	$950,402,619

Net Assets
Contracts in accumulation	$5,272,455	$9,346,890	$220,024,009	$3,922,987	$17,333,263	$950,265,931
Contracts in payout (annuitization)	—	19,219	—	—	—	136,688

Total net assets	$5,272,455	$9,366,109	$220,024,009	$3,922,987	$17,333,263	$950,402,619

Units outstanding	396,245	412,583	12,375,281	294,434	952,242	57,176,912
Unit value	$13.31	$22.70	$17.78	$13.32	$18.20	$16.62

Shares	408,085	722,694	17,069,357	298,326	1,419,596	78,029,772
Cost	$4,950,343	$8,852,871	$209,255,763	$3,767,032	$16,382,385	$914,674,349

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Lifestyle Growth PS Series II	Lifestyle Moderate Trust Series I	Lifestyle Moderate Trust Series II	Lifestyle Moderate PS Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$9,600,308	$10,921,286	$314,674,896	$5,487,212	$1,095,993	$10,639,278

Net Assets
Contracts in accumulation	$9,600,308	$10,921,286	$314,674,896	$5,487,212	$1,095,993	$10,639,278
Contracts in payout (annuitization)	—	—	—	—	—	—

Total net assets	$9,600,308	$10,921,286	$314,674,896	$5,487,212	$1,095,993	$10,639,278

Units outstanding	722,854	521,732	18,073,781	411,213	45,843	502,342
Unit value	$13.28	$20.93	$17.41	$13.34	$23.91	$21.18

Shares	752,965	854,560	24,719,159	420,154	62,808	611,102
Cost	$8,719,854	$9,722,285	$276,857,513	$5,248,979	$1,021,967	$9,630,244

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$7,686,470	$14,072,820	$2,973,125	$10,101,944	$8,141,171	$47,900,403

Net Assets
Contracts in accumulation	$7,685,532	$14,058,992	$2,947,925	$10,101,944	$8,124,877	$47,900,403
Contracts in payout (annuitization)	938	13,828	25,200	—	16,294	—

Total net assets	$7,686,470	$14,072,820	$2,973,125	$10,101,944	$8,141,171	$47,900,403

Units outstanding	412,677	625,950	155,955	537,887	516,109	3,931,245
Unit value	$18.63	$22.48	$19.06	$18.78	$15.77	$12.18

Shares	490,208	919,792	258,757	878,430	8,141,171	47,900,403
Cost	$6,976,193	$12,468,624	$2,114,248	$7,131,389	$8,141,171	$47,900,403

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Money Market Trust B Series NAV	Mutual Shares Trust Series I	Natural Resources Trust Series II	PIMCO All Asset (a)	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II
Total Assets
Investments at fair value	$3,266,342	$690,944	$9,937,073	$3,841,073	$2,585,914	$9,983,250

Net Assets
Contracts in accumulation	$3,266,342	$690,944	$9,937,073	$3,841,073	$2,582,915	$9,983,250
Contracts in payout (annuitization)	—	—	—	—	2,999	—

Total net assets	$3,266,342	$690,944	$9,937,073	$3,841,073	$2,585,914	$9,983,250

Units outstanding	269,882	53,449	357,660	197,158	67,965	341,117
Unit value	$12.10	$12.93	$27.78	$19.48	$38.05	$29.27

Shares	3,266,342	63,681	996,697	332,849	183,009	705,032
Cost	$3,266,342	$617,130	$10,452,636	$3,648,012	$1,926,561	$6,916,997

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Real Return Bond Trust Series II	Science & Technology Trust Series I	Science & Technology Trust Series II	Short Term Government Income Trust Series I	Short Term Government Income Trust Series II	Small Cap Growth Trust Series I
Total Assets
Investments at fair value	$8,109,965	$5,528,330	$5,102,783	$7,968,604	$7,348,538	$15,122

Net Assets
Contracts in accumulation	$8,109,965	$5,499,443	$5,102,783	$7,968,604	$7,348,538	$15,122
Contracts in payout (annuitization)	—	28,887	—	—	—	—

Total net assets	$8,109,965	$5,528,330	$5,102,783	$7,968,604	$7,348,538	$15,122

Units outstanding	423,235	417,902	295,752	625,928	582,620	1,067
Unit value	$19.16	$13.23	$17.25	$12.73	$12.61	$14.17

Shares	614,391	320,855	301,583	619,161	570,539	1,628
Cost	$7,478,014	$4,027,804	$4,255,505	$7,989,803	$7,405,213	$17,364

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Small Cap Growth Trust Series II	Small Cap Index Trust Series I	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Value Trust Series II
Total Assets
Investments at fair value	$2,653,834	$363,317	$7,898,472	$1,186,370	$6,065,730	$3,175,954

Net Assets
Contracts in accumulation	$2,653,834	$363,317	$7,890,777	$1,186,370	$6,065,730	$3,175,954
Contracts in payout (annuitization)	—	—	7,695	—	—	—

Total net assets	$2,653,834	$363,317	$7,898,472	$1,186,370	$6,065,730	$3,175,954

Units outstanding	143,554	19,493	410,848	50,063	265,555	162,813
Unit value	$18.49	$18.64	$19.22	$23.70	$22.84	$19.51

Shares	291,630	29,323	639,552	53,609	276,974	153,725
Cost	$2,959,953	$344,256	$8,699,270	$1,030,915	$4,946,373	$2,634,110

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Small Company Value Trust Series I	Small Company Value Trust Series II	Smaller Company Growth Trust Series I	Smaller Company Growth Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II
Total Assets
Investments at fair value	$3,315,502	$10,774,474	$1,785,482	$2,450,750	$5,298,824	$9,644,780

Net Assets
Contracts in accumulation	$3,315,502	$10,774,474	$1,785,482	$2,450,750	$5,289,345	$9,644,258
Contracts in payout (annuitization)	—	—	—	—	9,479	522

Total net assets	$3,315,502	$10,774,474	$1,785,482	$2,450,750	$5,298,824	$9,644,780

Units outstanding	117,539	481,886	105,309	145,823	256,926	479,656
Unit value	$28.21	$22.36	$16.95	$16.81	$20.62	$20.11

Shares	170,026	557,685	102,732	141,990	394,258	716,019
Cost	$2,634,597	$8,881,424	$1,494,731	$2,050,905	$5,635,395	$10,206,817

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV	Total Return Trust Series I	Total Return Trust Series II	Total Stock Market Index Trust Series I	Total Stock Market Index Trust Series II
Total Assets
Investments at fair value	$6,970,913	$1,105,433	$13,410,261	$29,266,584	$482,468	$7,221,953

Net Assets
Contracts in accumulation	$6,970,913	$1,105,433	$13,384,405	$29,252,787	$482,468	$7,221,953
Contracts in payout (annuitization)	—	—	25,856	13,797	—	—

Total net assets	$6,970,913	$1,105,433	$13,410,261	$29,266,584	$482,468	$7,221,953

Units outstanding	559,817	88,666	568,091	1,471,226	36,013	413,734
Unit value	$12.45	$12.47	$23.61	$19.89	$13.40	$17.46

Shares	649,666	103,215	912,884	1,993,636	36,690	550,454
Cost	$7,027,952	$1,116,751	$12,731,609	$27,912,746	$437,017	$6,376,051

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

	Ultra Short Term Bond Trust Series II	US Equity Trust Series I	US Equity Trust Series II	Utilities Trust Series I	Utilities Trust Series II	Value Trust Series I
Total Assets
Investments at fair value	$7,126,300	$9,906,545	$1,029,966	$1,712,931	$4,749,544	$4,229,962

Net Assets
Contracts in accumulation	$7,126,300	$9,700,558	$1,029,966	$1,712,931	$4,749,544	$4,227,514
Contracts in payout (annuitization)	—	205,987	—	—	—	2,448

Total net assets	$7,126,300	$9,906,545	$1,029,966	$1,712,931	$4,749,544	$4,229,962

Units outstanding	589,058	762,462	81,134	75,034	137,738	133,501
Unit value	$12.10	$12.99	$12.69	$22.83	$34.48	$31.68

Shares	587,494	706,097	73,412	131,159	366,477	219,056
Cost	$7,206,901	$9,786,786	$1,016,940	$1,548,615	$4,123,560	$3,643,893

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Assets and Liabilities

December 31, 2012

Value Trust Series II
Total Assets
Investments at fair value	$3,410,682

Net Assets
Contracts in accumulation	$3,410,682
Contracts in payout (annuitization)	—

Total net assets	$3,410,682

Units outstanding	159,361
Unit value	$21.40

Shares	177,086
Cost	$2,784,022

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust B Series I	500 Index Trust B Series II	500 Index Trust B Series NAV		500 Index Trust Series I
	2012 (b)	2012 (b)	2012	2011	2012 (d)	2011
Income:
Dividend distributions received	$12,106	$40,484	$71,381	$108,067	$96,225	$33,724
Expenses:
Mortality and expense risk and administrative charges	(5,207)	(23,495)	(99,071)	(95,856)	(29,039)	(38,458)

Net investment income (loss)	6,899	16,989	(27,690)	12,211	67,186	(4,734)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	206,675	5,898
Net realized gain (loss)	90	448	(72,288)	(128,769)	137,912	(39,312)

Realized gains (losses)	90	448	(72,288)	(128,769)	344,587	(33,414)

Unrealized appreciation (depreciation) during the period	14,728	80,460	921,671	136,041	(148,978)	35,649

Net increase (decrease) in contract owners’ equity from operations	21,717	97,897	821,693	19,483	262,795	(2,499)

Changes from principal transactions:
Purchase payments	1,560	4,165	41,757	92,372	10,086	11,251
Transfers between sub-accounts and the company	2,080,277	9,422,495	1,528,258	(113,080)	(2,263,573)	(60,701)
Withdrawals	(11,932)	(394,721)	(485,722)	(398,820)	(134,828)	(405,667)
Annual contract fee	(450)	(5,418)	(37,133)	(33,189)	(1,179)	(1,864)

Net increase (decrease) in contract owners’ equity from principal transactions	2,069,455	9,026,521	1,047,160	(452,717)	(2,389,494)	(456,981)

Total increase (decrease) in contract owners’ equity	2,091,172	9,124,418	1,868,853	(433,234)	(2,126,699)	(459,480)
Contract owners’ equity at beginning of period	—	—	5,927,609	6,360,843	2,126,699	2,586,179

Contract owners’ equity at end of period	$2,091,172	$9,124,418	$7,796,462	$5,927,609	$—	$2,126,699

	2012	2012	2012	2011	2012	2011
Units, beginning of period	—	—	555,214	597,448	201,124	244,336
Units issued	167,809	778,769	141,101	10,949	3,115	17,613
Units redeemed	2,236	57,455	60,429	53,183	204,239	60,825

Units, end of period	165,573	721,314	635,886	555,214	—	201,124

(b)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.
(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	500 Index Trust Series II		500 Index Trust Series NAV		Active Bond Trust Series I
	2012 (d)	2011	2012 (d)	2011	2012	2011
Income:
Dividend distributions received	$423,349	$123,900	$72,090	$22,243	$136,028	$189,283
Expenses:
Mortality and expense risk and administrative charges	(128,229)	(152,073)	(12,124)	(11,531)	(52,796)	(58,084)

Net investment income (loss)	295,120	(28,173)	59,966	10,712	83,232	131,199

Realized gains (losses) on investments:
Capital gain distributions received	948,907	22,734	152,730	3,329	22,154	—
Net realized gain (loss)	349,755	50,000	22,051	22,723	53,347	39,807

Realized gains (losses)	1,298,662	72,734	174,781	26,052	75,501	39,807

Unrealized appreciation (depreciation) during the period	(465,655)	(19,993)	(53,345)	(34,882)	101,045	(12,542)

Net increase (decrease) in contract owners’ equity from operations	1,128,127	24,568	181,402	1,882	259,778	158,464

Changes from principal transactions:
Purchase payments	52,671	46,883	11,526	290,827	7,575	1,275
Transfers between sub-accounts and the company	(9,626,783)	(632,606)	(1,523,795)	150,558	201,291	(41,708)
Withdrawals	(654,980)	(920,197)	(13,603)	(27,941)	(587,824)	(780,240)
Annual contract fee	(29,416)	(36,259)	(10,815)	(18,454)	(1,796)	(2,497)

Net increase (decrease) in contract owners’ equity from principal transactions	(10,258,508)	(1,542,179)	(1,536,687)	394,990	(380,754)	(823,170)

Total increase (decrease) in contract owners’ equity	(9,130,381)	(1,517,611)	(1,355,285)	396,872	(120,976)	(664,706)
Contract owners’ equity at beginning of period	9,130,381	10,647,992	1,355,285	958,413	3,434,237	4,098,943

Contract owners’ equity at end of period	$—	$9,130,381	$—	$1,355,285	$3,313,261	$3,434,237

	2012	2011	2012	2011	2012	2011
Units, beginning of period	644,068	749,755	76,753	54,645	205,461	255,460
Units issued	20,067	26,149	6,676	31,552	13,329	5,859
Units redeemed	664,135	131,836	83,429	9,444	35,490	55,858

Units, end of period	—	644,068	—	76,753	183,300	205,461

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Active Bond Trust Series II		All Cap Core Trust Series I		All Cap Core Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,511,926	$2,083,021	$33,885	$30,690	$9,345	$8,346
Expenses:
Mortality and expense risk and administrative charges	(643,307)	(715,496)	(44,351)	(46,841)	(15,828)	(17,114)

Net investment income (loss)	868,619	1,367,525	(10,466)	(16,151)	(6,483)	(8,768)

Realized gains (losses) on investments:
Capital gain distributions received	262,534	—	—	—	—	—
Net realized gain (loss)	453,833	488,327	88,505	131,705	(4,925)	(4,539)

Realized gains (losses)	716,367	488,327	88,505	131,705	(4,925)	(4,539)

Unrealized appreciation (depreciation) during the period	1,378,757	(29,200)	336,174	(139,144)	146,751	(5,621)

Net increase (decrease) in contract owners’ equity from operations	2,963,743	1,826,652	414,213	(23,590)	135,343	(18,928)

Changes from principal transactions:
Purchase payments	96,504	159,740	3,725	1,603	7,306	6,567
Transfers between sub-accounts and the company	1,286,923	(3,238,265)	(44,845)	(142,729)	(3,343)	(51,835)
Withdrawals	(6,122,908)	(6,087,201)	(179,549)	(432,863)	(67,740)	(84,794)
Annual contract fee	(141,324)	(154,980)	(2,414)	(2,598)	(5,414)	(5,071)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,880,805)	(9,320,706)	(223,083)	(576,587)	(69,191)	(135,133)

Total increase (decrease) in contract owners’ equity	(1,917,062)	(7,494,054)	191,130	(600,177)	66,152	(154,061)
Contract owners’ equity at beginning of period	40,172,045	47,666,099	2,860,503	3,460,680	961,570	1,115,631

Contract owners’ equity at end of period	$38,254,983	$40,172,045	$3,051,633	$2,860,503	$1,027,722	$961,570

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,440,709	3,013,411	185,841	222,732	62,855	72,091
Units issued	183,486	140,751	3,946	1,463	2,048	4,006
Units redeemed	466,319	713,453	16,061	38,354	6,267	13,242

Units, end of period	2,157,876	2,440,709	173,726	185,841	58,636	62,855

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	All Cap Value Trust Series I		All Cap Value Trust Series II		American Asset Allocation Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$9,925	$4,819	$23,573	$6,150	$108,927	$105,319
Expenses:
Mortality and expense risk and administrative charges	(20,072)	(24,527)	(63,172)	(72,140)	(104,402)	(112,696)

Net investment income (loss)	(10,147)	(19,708)	(39,599)	(65,990)	4,525	(7,377)

Realized gains (losses) on investments:
Capital gain distributions received	48,424	—	148,602	—	—	—
Net realized gain (loss)	(6,687)	(30,734)	30,944	(475,786)	294,320	464,077

Realized gains (losses)	41,737	(30,734)	179,546	(475,786)	294,320	464,077

Unrealized appreciation (depreciation) during the period	78,072	(41,378)	201,168	294,796	626,789	(481,302)

Net increase (decrease) in contract owners’ equity from operations	109,662	(91,820)	341,115	(246,980)	925,634	(24,602)

Changes from principal transactions:
Purchase payments	1,024	849	12,506	13,702	4,822	43,819
Transfers between sub-accounts and the company	(130,773)	(121,434)	(269,587)	(5,094)	96,065	(294,370)
Withdrawals	(74,536)	(207,883)	(308,121)	(744,181)	(732,967)	(1,152,681)
Annual contract fee	(808)	(1,076)	(13,541)	(14,330)	(4,810)	(5,479)

Net increase (decrease) in contract owners’ equity from principal transactions	(205,093)	(329,544)	(578,743)	(749,903)	(636,890)	(1,408,711)

Total increase (decrease) in contract owners’ equity	(95,431)	(421,364)	(237,628)	(996,883)	288,744	(1,433,313)
Contract owners’ equity at beginning of period	1,303,424	1,724,788	4,000,859	4,997,742	6,834,789	8,268,102

Contract owners’ equity at end of period	$1,207,993	$1,303,424	$3,763,231	$4,000,859	$7,123,533	$6,834,789

	2012	2011	2012	2011	2012	2011
Units, beginning of period	79,637	99,334	232,813	272,008	590,511	710,831
Units issued	2,147	4,589	3,180	29,461	18,325	26,080
Units redeemed	15,298	24,286	35,699	68,656	69,953	146,400

Units, end of period	66,486	79,637	200,294	232,813	538,883	590,511

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Asset Allocation Trust Series II		American Blue-Chip Income & Growth Trust Series II		American Blue-Chip Income & Growth Trust Series III
	2012	2011	2012 (d)	2011	2012 (d)	2011
Income:
Dividend distributions received	$1,378,368	$1,334,852	$—	$92,184	$37	$9,773
Expenses:
Mortality and expense risk and administrative charges	(1,522,215)	(1,554,323)	(103,742)	(134,775)	(4,958)	(4,572)

Net investment income (loss)	(143,847)	(219,471)	(103,742)	(42,591)	(4,921)	5,201

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,083,017	—	90,361	—
Net realized gain (loss)	153,805	(1,304,815)	(1,553,562)	(906,492)	(13,924)	5,734

Realized gains (losses)	153,805	(1,304,815)	(470,545)	(906,492)	76,437	5,734

Unrealized appreciation (depreciation) during the period	12,671,865	1,071,819	1,367,271	689,336	(5,895)	(22,136)

Net increase (decrease) in contract owners’ equity from operations	12,681,823	(452,467)	792,984	(259,747)	65,621	(11,201)

Changes from principal transactions:
Purchase payments	648,410	1,030,718	11,475	39,218	5,187	117,928
Transfers between sub-accounts and the company	(1,600,055)	(4,502,945)	(7,583,245)	(311,948)	(614,952)	105,695
Withdrawals	(7,645,505)	(7,131,200)	(755,047)	(1,312,092)	(6,840)	(14,976)
Annual contract fee	(639,652)	(620,550)	(25,653)	(31,414)	(4,080)	(7,096)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,236,802)	(11,223,977)	(8,352,470)	(1,616,236)	(620,685)	201,551

Total increase (decrease) in contract owners’ equity	3,445,021	(11,676,444)	(7,559,486)	(1,875,983)	(555,064)	190,350
Contract owners’ equity at beginning of period	95,874,031	107,550,475	7,559,486	9,435,469	555,064	364,714

Contract owners’ equity at end of period	$99,319,052	$95,874,031	$—	$7,559,486	$—	$555,064

	2012	2011	2012	2011	2012	2011
Units, beginning of period	8,338,609	9,291,199	459,056	556,024	47,330	30,505
Units issued	67,187	155,491	12,325	18,797	3,693	21,536
Units redeemed	813,971	1,108,081	471,381	115,765	51,023	4,711

Units, end of period	7,591,825	8,338,609	—	459,056	—	47,330

(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Global Growth Trust Series II		American Global Small Capitalization Trust Series II		American Global Small Capitalization Trust Series III
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$38,322	$93,016	$29,327	$33,372	$146	$159
Expenses:
Mortality and expense risk and administrative charges	(176,497)	(191,875)	(62,988)	(71,962)	(104)	(97)

Net investment income (loss)	(138,175)	(98,859)	(33,661)	(38,590)	42	62

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(213,928)	(394,996)	(61,673)	(3,630)	212	256

Realized gains (losses)	(213,928)	(394,996)	(61,673)	(3,630)	212	256

Unrealized appreciation (depreciation) during the period	2,487,708	(789,374)	705,878	(994,794)	1,718	(2,742)

Net increase (decrease) in contract owners’ equity from operations	2,135,605	(1,283,229)	610,544	(1,037,014)	1,972	(2,424)

Changes from principal transactions:
Purchase payments	67,307	48,037	8,391	64,713	—	240
Transfers between sub-accounts and the company	(819,303)	(634,450)	(187,637)	91,363	(693)	4,762
Withdrawals	(649,817)	(905,152)	(261,832)	(380,919)	(596)	(1,207)
Annual contract fee	(65,696)	(68,181)	(23,419)	(24,546)	(101)	(103)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,467,509)	(1,559,746)	(464,497)	(249,389)	(1,390)	3,692

Total increase (decrease) in contract owners’ equity	668,096	(2,842,975)	146,047	(1,286,403)	582	1,268
Contract owners’ equity at beginning of period	11,098,748	13,941,723	4,005,393	5,291,796	11,572	10,304

Contract owners’ equity at end of period	$11,766,844	$11,098,748	$4,151,440	$4,005,393	$12,154	$11,572

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,022,128	1,145,847	434,732	454,695	1,154	822
Units issued	31,897	85,136	18,937	64,574	65	460
Units redeemed	152,134	208,855	65,472	84,537	184	128

Units, end of period	901,891	1,022,128	388,197	434,732	1,035	1,154

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth Trust Series II		American Growth Trust Series III		American Growth-Income Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$303,298	$105,087	$2,856	$2,142	$89,689	$82,286
Expenses:
Mortality and expense risk and administrative charges	(1,887,650)	(2,040,395)	(3,726)	(3,104)	(105,869)	(119,442)

Net investment income (loss)	(1,584,352)	(1,935,308)	(870)	(962)	(16,180)	(37,156)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(7,818,502)	(7,245,731)	14,043	5,652	479,766	554,919

Realized gains (losses)	(7,818,502)	(7,245,731)	14,043	5,652	479,766	554,919

Unrealized appreciation (depreciation) during the period	26,899,722	2,126,472	45,909	(24,907)	525,376	(791,901)

Net increase (decrease) in contract owners’ equity from operations	17,496,868	(7,054,567)	59,082	(20,217)	988,962	(274,138)

Changes from principal transactions:
Purchase payments	485,817	641,989	1,937	67,755	17,272	5,885
Transfers between sub-accounts and the company	(5,598,543)	(262,120)	(7,878)	58,905	264,369	(422,298)
Withdrawals	(12,583,534)	(13,330,560)	(5,968)	(11,118)	(759,431)	(1,278,132)
Annual contract fee	(505,400)	(537,064)	(3,712)	(4,842)	(5,224)	(5,468)

Net increase (decrease) in contract owners’ equity from principal transactions	(18,201,660)	(13,487,755)	(15,621)	110,700	(483,014)	(1,700,013)

Total increase (decrease) in contract owners’ equity	(704,792)	(20,542,322)	43,461	90,483	505,948	(1,974,151)
Contract owners’ equity at beginning of period	117,106,396	137,648,718	344,831	254,348	6,692,028	8,666,179

Contract owners’ equity at end of period	$116,401,604	$117,106,396	$388,292	$344,831	$7,197,976	$6,692,028

	2012	2011	2012	2011	2012	2011
Units, beginning of period	6,865,890	7,522,530	30,029	20,995	404,268	504,702
Units issued	213,494	485,159	3,462	12,809	47,619	11,904
Units redeemed	1,153,667	1,141,799	4,535	3,775	76,330	112,338

Units, end of period	5,925,717	6,865,890	28,956	30,029	375,557	404,268

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American Growth-Income Trust Series II		American Growth-Income Trust Series III		American High-Income Bond Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,217,229	$1,160,285	$10,899	$2,314	$359,065	$380,083
Expenses:
Mortality and expense risk and administrative charges	(1,704,927)	(1,821,174)	(2,227)	(761)	(85,780)	(80,181)

Net investment income (loss)	(487,698)	(660,889)	8,672	1,553	273,285	299,902

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(3,897,652)	(4,784,669)	11,527	318	67,541	184,521

Realized gains (losses)	(3,897,652)	(4,784,669)	11,527	318	67,541	184,521

Unrealized appreciation (depreciation) during the period	19,510,268	1,653,850	14,890	(8,212)	242,522	(438,795)

Net increase (decrease) in contract owners’ equity from operations	15,124,918	(3,791,708)	35,089	(6,341)	583,348	45,628

Changes from principal transactions:
Purchase payments	401,583	545,338	623	480	7,300	19,377
Transfers between sub-accounts and the company	2,800,959	(1,959,514)	512,631	131,153	438,466	1,024,638
Withdrawals	(12,028,143)	(12,383,165)	(1,536)	—	(449,489)	(969,137)
Annual contract fee	(473,615)	(501,156)	(1,428)	(206)	(17,971)	(18,480)

Net increase (decrease) in contract owners’ equity from principal transactions	(9,299,216)	(14,298,497)	510,290	131,427	(21,694)	56,398

Total increase (decrease) in contract owners’ equity	5,825,702	(18,090,205)	545,379	125,086	561,654	102,026
Contract owners’ equity at beginning of period	104,382,302	122,472,507	145,693	20,607	5,229,073	5,127,047

Contract owners’ equity at end of period	$110,208,004	$104,382,302	$691,072	$145,693	$5,790,727	$5,229,073

	2012	2011	2012	2011	2012	2011
Units, beginning of period	6,771,046	7,610,502	12,491	1,720	383,113	375,058
Units issued	423,287	366,694	48,673	10,858	44,012	174,152
Units redeemed	996,847	1,206,150	10,048	87	46,020	166,097

Units, end of period	6,197,486	6,771,046	51,116	12,491	381,105	383,113

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American High-Income Bond Trust Series III		American International Trust Series II		American International Trust Series III
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$18,524	$20,411	$605,867	$918,495	$5,124	$6,188
Expenses:
Mortality and expense risk and administrative charges	(2,577)	(2,604)	(1,058,870)	(1,154,368)	(3,452)	(2,689)

Net investment income (loss)	15,947	17,807	(453,003)	(235,873)	1,672	3,499

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,428	1,328	(9,845,596)	(5,875,428)	1,943	(1,216)

Realized gains (losses)	1,428	1,328	(9,845,596)	(5,875,428)	1,943	(1,216)

Unrealized appreciation (depreciation) during the period	15,033	(17,340)	20,072,639	(4,963,323)	52,318	(50,371)

Net increase (decrease) in contract owners’ equity from operations	32,408	1,795	9,774,040	(11,074,624)	55,933	(48,088)

Changes from principal transactions:
Purchase payments	1,800	9,848	213,135	738,625	3,874	78,138
Transfers between sub-accounts and the company	(22,458)	(1,271)	(3,199,589)	4,344,290	(3,407)	79,305
Withdrawals	(3,790)	(14,337)	(7,032,122)	(6,818,013)	(4,480)	(8,387)
Annual contract fee	(2,683)	(2,934)	(291,787)	(307,259)	(3,248)	(4,465)

Net increase (decrease) in contract owners’ equity from principal transactions	(27,131)	(8,694)	(10,310,363)	(2,042,357)	(7,261)	144,591

Total increase (decrease) in contract owners’ equity	5,277	(6,899)	(536,323)	(13,116,981)	48,672	96,503
Contract owners’ equity at beginning of period	267,355	274,254	66,059,855	79,176,836	318,923	222,420

Contract owners’ equity at end of period	$272,632	$267,355	$65,523,532	$66,059,855	$367,595	$318,923

	2012	2011	2012	2011	2012	2011
Units, beginning of period	17,333	17,939	3,466,530	3,470,576	30,738	18,249
Units issued	483	833	141,001	424,773	4,214	14,764
Units redeemed	2,102	1,439	615,163	428,819	4,623	2,275

Units, end of period	15,714	17,333	2,992,368	3,466,530	30,329	30,738

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	American New World Trust Series II		American New World Trust Series III		Balanced Trust Series I
	2012	2011	2012	2011 (aa)	2012 (e)	2011 (bb)
Income:
Dividend distributions received	$23,598	$67,341	$137	$398	$423	$384
Expenses:
Mortality and expense risk and administrative charges	(82,895)	(94,075)	(208)	(122)	(80)	(123)

Net investment income (loss)	(59,297)	(26,734)	(71)	276	343	261

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	9,839	124
Net realized gain (loss)	20,308	299,660	(641)	(9)	(9,159)	(5)

Realized gains (losses)	20,308	299,660	(641)	(9)	680	119

Unrealized appreciation (depreciation) during the period	798,126	(1,246,593)	3,789	(3,728)	1,364	(1,364)

Net increase (decrease) in contract owners’ equity from operations	759,137	(973,667)	3,077	(3,461)	2,387	(984)

Changes from principal transactions:
Purchase payments	105,514	246,877	—	—	—	—
Transfers between sub-accounts and the company	(112,210)	(101,904)	(9,294)	25,203	(31,044)	29,641
Withdrawals	(384,561)	(570,092)	—	—	—	—
Annual contract fee	(19,735)	(20,149)	—	—	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(410,992)	(445,268)	(9,294)	25,203	(31,044)	29,641

Total increase (decrease) in contract owners’ equity	348,145	(1,418,935)	(6,217)	21,742	(28,657)	28,657
Contract owners’ equity at beginning of period	5,255,826	6,674,761	21,742	—	28,657	—

Contract owners’ equity at end of period	$5,603,971	$5,255,826	$15,525	$21,742	$—	$28,657

	2012	2011	2012	2011	2012	2011
Units, beginning of period	437,178	468,445	1,884	—	1,730	—
Units issued	57,041	162,363	—	1,884	—	1,730
Units redeemed	90,097	193,630	726	—	1,730	—

Units, end of period	404,122	437,178	1,158	1,884	—	1,730

(e)	Terminated as an investment option on April 27, 2012.
(aa)	Reflects the period from commencement of operations on March 1, 2011 through December 31, 2011.
(bb)	Reflects the period from commencement of operations on April 1, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Bond PS Series II
	2012	2011	2012	2011	2012	2011 (cc)
Income:
Dividend distributions received	$16,883	$1,482	$—	$—	$739	$1,490
Expenses:
Mortality and expense risk and administrative charges	(279,924)	(302,896)	(256,344)	(263,116)	(964)	(768)

Net investment income (loss)	(263,041)	(301,414)	(256,344)	(263,116)	(225)	722

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	1,120
Net realized gain (loss)	1,172,219	1,164,202	779,798	812,400	(3,195)	(3,846)

Realized gains (losses)	1,172,219	1,164,202	779,798	812,400	(3,195)	(2,726)

Unrealized appreciation (depreciation) during the period	2,009,953	(828,398)	1,974,965	(551,489)	1,201	(1,279)

Net increase (decrease) in contract owners’ equity from operations	2,919,131	34,390	2,498,419	(2,205)	(2,219)	(3,283)

Changes from principal transactions:
Purchase payments	68,373	79,063	63,895	75,980	—	—
Transfers between sub-accounts and the company	(940,460)	(441,677)	389,319	(219,541)	(108,679)	121,995
Withdrawals	(2,488,601)	(3,340,663)	(2,456,318)	(2,273,341)	(411)	(119)
Annual contract fee	(13,493)	(14,728)	(52,816)	(52,345)	(645)	—

Net increase (decrease) in contract owners’ equity from principal transactions	(3,374,181)	(3,718,005)	(2,055,920)	(2,469,247)	(109,735)	121,876

Total increase (decrease) in contract owners’ equity	(455,050)	(3,683,615)	442,499	(2,471,452)	(111,954)	118,593
Contract owners’ equity at beginning of period	18,317,994	22,001,609	15,490,462	17,961,914	118,593	—

Contract owners’ equity at end of period	$17,862,944	$18,317,994	$15,932,961	$15,490,462	$6,639	$118,593

	2012	2011	2012	2011	2012	2011
Units, beginning of period	913,838	1,103,152	1,018,057	1,175,177	9,353	—
Units issued	19,554	49,063	114,583	173,734	98,063	73,184
Units redeemed	208,865	238,377	229,428	330,854	106,915	63,831

Units, end of period	724,527	913,838	903,212	1,018,057	501	9,353

(cc)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Bond Trust Series I		Bond Trust Series II		Capital Appreciation Trust Series I
	2012	2011 (dd)	2012	2011 (dd)	2012	2011
Income:
Dividend distributions received	$26,224	$19,859	$2,079,020	$1,865,182	$16,106	$8,082
Expenses:
Mortality and expense risk and administrative charges	(8,782)	(1,286)	(1,309,483)	(215,514)	(157,012)	(171,216)

Net investment income (loss)	17,442	18,573	769,537	1,649,668	(140,906)	(163,134)

Realized gains (losses) on investments:
Capital gain distributions received	6,372	—	553,899	—	—	—
Net realized gain (loss)	1,164	(39)	168,369	2,825	458,710	301,441

Realized gains (losses)	7,536	(39)	722,268	2,825	458,710	301,441

Unrealized appreciation (depreciation) during the period	22,060	(13,718)	2,116,119	(1,272,962)	1,089,195	(265,665)

Net increase (decrease) in contract owners’ equity from operations	47,038	4,816	3,607,924	379,531	1,406,999	(127,358)

Changes from principal transactions:
Purchase payments	10,735	4,930	308,814	26,152	26,586	45,768
Transfers between sub-accounts and the company	70,588	829,143	3,085,383	83,204,495	(265,473)	(569,588)
Withdrawals	(10,874)	(10,212)	(7,481,262)	(1,182,559)	(1,394,107)	(1,453,157)
Annual contract fee	(8,117)	(1,900)	(409,634)	(83,753)	(8,947)	(10,009)

Net increase (decrease) in contract owners’ equity from principal transactions	62,332	821,961	(4,496,699)	81,964,335	(1,641,941)	(1,986,986)

Total increase (decrease) in contract owners’ equity	109,370	826,777	(888,775)	82,343,866	(234,942)	(2,114,344)
Contract owners’ equity at beginning of period	826,777	—	82,343,866	—	10,224,791	12,339,135

Contract owners’ equity at end of period	$936,147	$826,777	$81,455,091	$82,343,866	$9,989,849	$10,224,791

	2012	2011	2012	2011	2012	2011
Units, beginning of period	65,741	—	6,556,104	—	1,056,091	1,256,921
Units issued	10,901	66,660	657,045	6,672,021	29,207	29,503
Units redeemed	5,965	919	1,004,159	115,917	184,344	230,333

Units, end of period	70,677	65,741	6,208,990	6,556,104	900,954	1,056,091

(dd)	Reflects the period from commencement of operations on October 28, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Allocation Plus Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$5,235	$2,508	$262,140	$252,132	$101,244	$101,296
Expenses:
Mortality and expense risk and administrative charges	(139,781)	(146,161)	(338,824)	(342,328)	(128,555)	(132,183)

Net investment income (loss)	(134,546)	(143,653)	(76,684)	(90,196)	(27,311)	(30,887)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	2,029,289	317,599	522,839	464,557
Net realized gain (loss)	419,101	367,069	626,010	782,280	199,871	94,992

Realized gains (losses)	419,101	367,069	2,655,299	1,099,879	722,710	559,549

Unrealized appreciation (depreciation) during the period	847,389	(305,923)	(62,639)	(731,190)	277,917	(880,007)

Net increase (decrease) in contract owners’ equity from operations	1,131,944	(82,507)	2,515,976	278,493	973,316	(351,345)

Changes from principal transactions:
Purchase payments	61,837	24,473	99,053	373,386	56,231	141,793
Transfers between sub-accounts and the company	(193,811)	(740,285)	(316,339)	(1,365,298)	(440,842)	(77,637)
Withdrawals	(1,009,733)	(1,283,630)	(1,475,535)	(683,226)	(279,994)	(177,754)
Annual contract fee	(30,231)	(33,058)	(141,014)	(134,227)	(61,716)	(59,491)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,171,938)	(2,032,500)	(1,833,835)	(1,809,365)	(726,321)	(173,089)

Total increase (decrease) in contract owners’ equity	(39,994)	(2,115,007)	682,141	(1,530,872)	246,995	(524,434)
Contract owners’ equity at beginning of period	8,266,704	10,381,711	20,553,285	22,084,157	8,573,045	9,097,479

Contract owners’ equity at end of period	$8,226,710	$8,266,704	$21,235,426	$20,553,285	$8,820,040	$8,573,045

	2012	2011	2012	2011	2012	2011
Units, beginning of period	558,427	687,646	1,567,890	1,706,388	761,664	776,549
Units issued	81,327	37,745	9,113	88,562	6,636	17,885
Units redeemed	151,305	166,964	139,491	227,060	66,982	32,770

Units, end of period	488,449	558,427	1,437,512	1,567,890	701,318	761,664

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Allocation Trust Series I		Core Allocation Trust Series II		Core Balanced Trust Series I
	2012 (e)	2011	2012 (e)	2011	2012 (e)	2011
Income:
Dividend distributions received	$90	$2,018	$5,880	$318,679	$673	$635
Expenses:
Mortality and expense risk and administrative charges	(155)	(480)	(43,735)	(120,614)	(168)	(2,184)

Net investment income (loss)	(65)	1,538	(37,855)	198,065	505	(1,549)

Realized gains (losses) on investments:
Capital gain distributions received	2,833	385	488,936	62,688	5,597	1,640
Net realized gain (loss)	2,005	511	121,153	96,074	(1,900)	19,813

Realized gains (losses)	4,838	896	610,089	158,762	3,697	21,453

Unrealized appreciation (depreciation) during the period	(155)	(3,553)	187,961	(677,935)	(1,266)	(21,029)

Net increase (decrease) in contract owners’ equity from operations	4,618	(1,119)	760,195	(321,108)	2,936	(1,125)

Changes from principal transactions:
Purchase payments	—	—	119,031	1,117,154	—	6,445
Transfers between sub-accounts and the company	(57,988)	—	(9,704,920)	858,287	(39,148)	(137,113)
Withdrawals	—	(4,416)	(52,371)	(435,915)	—	(13,407)
Annual contract fee	—	(529)	(20,158)	(57,748)	—	(2,284)

Net increase (decrease) in contract owners’ equity from principal transactions	(57,988)	(4,945)	(9,658,418)	1,481,778	(39,148)	(146,359)

Total increase (decrease) in contract owners’ equity	(53,370)	(6,064)	(8,898,223)	1,160,670	(36,212)	(147,484)
Contract owners’ equity at beginning of period	53,370	59,434	8,898,223	7,737,553	36,212	183,696

Contract owners’ equity at end of period	$—	$53,370	$—	$8,898,223	$—	$36,212

	2012	2011	2012	2011	2012	2011
Units, beginning of period	3,357	3,653	558,691	471,067	2,228	11,234
Units issued	—	—	37,401	138,041	—	6,966
Units redeemed	3,357	296	596,092	50,417	2,228	15,972

Units, end of period	—	3,357	—	558,691	—	2,228

(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Balanced Trust Series II		Core Balanced Strategy Trust Series NAV		Core Bond Trust Series II
	2012 (e)	2011	2012 (e)	2011	2012	2011
Income:
Dividend distributions received	$296,080	$264,438	$—	$4,982	$28,996	$29,298
Expenses:
Mortality and expense risk and administrative charges	(83,252)	(233,590)	(1,046)	(3,416)	(18,217)	(15,429)

Net investment income (loss)	212,828	30,848	(1,046)	1,566	10,779	13,869

Realized gains (losses) on investments:
Capital gain distributions received	2,609,519	99,475	1,916	2,536	28,403	38,958
Net realized gain (loss)	(941,935)	225,249	21,345	2,082	10,993	27,311

Realized gains (losses)	1,667,584	324,724	23,261	4,618	39,396	66,269

Unrealized appreciation (depreciation) during the period	(511,447)	(513,553)	(10,918)	(5,235)	(940)	(21,331)

Net increase (decrease) in contract owners’ equity from operations	1,368,965	(157,981)	11,297	949	49,235	58,807

Changes from principal transactions:
Purchase payments	52,269	2,574,580	—	—	—	3,120
Transfers between sub-accounts and the company	(17,868,404)	1,311,928	(203,943)	—	259,122	205,170
Withdrawals	(371,681)	(697,369)	—	(33,201)	(78,267)	(158,437)
Annual contract fee	(46,994)	(106,886)	—	—	(2,351)	(1,176)

Net increase (decrease) in contract owners’ equity from principal transactions	(18,234,810)	3,082,253	(203,943)	(33,201)	178,504	48,677

Total increase (decrease) in contract owners’ equity	(16,865,845)	2,924,272	(192,646)	(32,252)	227,739	107,484
Contract owners’ equity at beginning of period	16,865,845	13,941,573	192,646	224,898	1,007,484	900,000

Contract owners’ equity at end of period	$—	$16,865,845	$—	$192,646	$1,235,223	$1,007,484

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,021,384	839,588	12,834	15,082	62,059	59,094
Units issued	51,242	307,150	—	—	18,250	27,563
Units redeemed	1,072,626	125,354	12,834	2,248	7,632	24,598

Units, end of period	—	1,021,384	—	12,834	72,677	62,059

(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Disciplined Diversification Trust Series II		Core Fundamental Holdings Trust Series II		Core Fundamental Holdings Trust Series III
	2012 (e)	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$304,987	$425,794	$405,867	$2,133	$681
Expenses:
Mortality and expense risk and administrative charges	(75,837)	(221,457)	(328,469)	(301,345)	(408)	(253)

Net investment income (loss)	(75,837)	83,530	97,325	104,522	1,725	428

Realized gains (losses) on investments:
Capital gain distributions received	1,082,467	45,659	223,999	26,216	568	37
Net realized gain (loss)	(29,124)	162,119	357,334	373,126	70	411

Realized gains (losses)	1,053,343	207,778	581,333	399,342	638	448

Unrealized appreciation (depreciation) during the period	163,089	(902,282)	1,378,930	(738,677)	2,886	(956)

Net increase (decrease) in contract owners’ equity from operations	1,140,595	(610,974)	2,057,588	(234,813)	5,249	(80)

Changes from principal transactions:
Purchase payments	21,088	1,615,032	111,550	2,014,733	26,662	—
Transfers between sub-accounts and the company	(15,279,771)	1,606,204	2,509,286	717,716	44,028	15,295
Withdrawals	(415,638)	(634,498)	(1,857,370)	(700,563)	—	(4,330)
Annual contract fee	(25,774)	(91,092)	(187,808)	(151,273)	(1,258)	(315)

Net increase (decrease) in contract owners’ equity from principal transactions	(15,700,095)	2,495,646	575,658	1,880,613	69,432	10,650

Total increase (decrease) in contract owners’ equity	(14,559,500)	1,884,672	2,633,246	1,645,800	74,681	10,570
Contract owners’ equity at beginning of period	14,559,500	12,674,828	22,127,728	20,481,928	30,380	19,810

Contract owners’ equity at end of period	$—	$14,559,500	$24,760,974	$22,127,728	$105,061	$30,380

	2012	2011	2012	2011	2012	2011
Units, beginning of period	887,182	745,797	1,403,537	1,288,391	1,917	1,253
Units issued	29,240	239,541	235,513	326,096	4,130	952
Units redeemed	916,422	98,156	200,951	210,950	34	288

Units, end of period	—	887,182	1,438,099	1,403,537	6,013	1,917

(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Global Diversification Trust Series II		Core Global Diversification Trust Series III		Core Strategy Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,588,999	$425,306	$18,202	$4,024	$1,380,005	$1,111,621
Expenses:
Mortality and expense risk and administrative charges	(290,818)	(318,109)	(1,649)	(1,488)	(833,724)	(845,971)

Net investment income (loss)	1,298,181	107,197	16,553	2,536	546,281	265,650

Realized gains (losses) on investments:
Capital gain distributions received	242,877	154,590	2,127	1,119	—	—
Net realized gain (loss)	132,036	353,819	1,721	1,151	(228,587)	(195,064)

Realized gains (losses)	374,913	508,409	3,848	2,270	(228,587)	(195,064)

Unrealized appreciation (depreciation) during the period	510,619	(1,866,950)	(246)	(12,207)	5,191,225	(874,053)

Net increase (decrease) in contract owners’ equity from operations	2,183,713	(1,251,344)	20,155	(7,401)	5,508,919	(803,467)

Changes from principal transactions:
Purchase payments	78,229	2,997,004	1,250	6,445	724,225	2,468,770
Transfers between sub-accounts and the company	(369,081)	(1,021,918)	56,188	21,313	(522,742)	(938,625)
Withdrawals	(1,363,517)	(1,654,751)	(7,617)	(11,133)	(3,815,820)	(3,029,648)
Annual contract fee	(159,882)	(141,144)	(1,736)	(1,761)	(326,133)	(314,048)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,814,251)	179,191	48,085	14,864	(3,940,470)	(1,813,551)

Total increase (decrease) in contract owners’ equity	369,462	(1,072,153)	68,240	7,463	1,568,449	(2,617,018)
Contract owners’ equity at beginning of period	20,867,510	21,939,663	165,257	157,794	54,036,431	56,653,449

Contract owners’ equity at end of period	$21,236,972	$20,867,510	$233,497	$165,257	$55,604,880	$54,036,431

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,354,788	1,353,080	10,740	9,813	4,060,704	4,192,363
Units issued	123,489	320,377	3,946	1,699	201,183	330,198
Units redeemed	239,674	318,669	1,185	772	484,878	461,857

Units, end of period	1,238,603	1,354,788	13,501	10,740	3,777,009	4,060,704

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Core Strategy Trust Series NAV		Disciplined Diversification Trust Series II		DWS Equity 500 Index (a)
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$18,476	$9,782	$178,786	$169,587	$57,681	$53,714
Expenses:
Mortality and expense risk and administrative charges	(7,662)	(5,483)	(118,808)	(127,370)	(68,148)	(65,505)

Net investment income (loss)	10,814	4,299	59,978	42,217	(10,467)	(11,791)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	109,911	38,518	—	—
Net realized gain (loss)	1,203	11,029	256,295	112,161	31,666	13,401

Realized gains (losses)	1,203	11,029	366,206	150,679	31,666	13,401

Unrealized appreciation (depreciation) during the period	40,986	(18,524)	466,689	(518,360)	508,770	(1,047)

Net increase (decrease) in contract owners’ equity from operations	53,003	(3,196)	892,873	(325,464)	529,969	563

Changes from principal transactions:
Purchase payments	—	—	51,596	130,873	14,202	66,582
Transfers between sub-accounts and the company	203,940	—	(253,511)	(193,671)	67,851	(163,415)
Withdrawals	—	(44,982)	(678,119)	(139,418)	(187,247)	(109,242)
Annual contract fee	—	—	(55,057)	(54,495)	(25,313)	(24,641)

Net increase (decrease) in contract owners’ equity from principal transactions	203,940	(44,982)	(935,091)	(256,711)	(130,507)	(230,716)

Total increase (decrease) in contract owners’ equity	256,943	(48,178)	(42,218)	(582,175)	399,462	(230,153)
Contract owners’ equity at beginning of period	423,409	471,587	8,390,206	8,972,381	4,013,038	4,243,191

Contract owners’ equity at end of period	$680,352	$423,409	$8,347,988	$8,390,206	$4,412,500	$4,013,038

	2012	2011	2012	2011	2012	2011
Units, beginning of period	26,942	29,704	683,087	703,845	204,725	216,100
Units issued	16,315	—	6,899	18,256	6,951	3,982
Units redeemed	—	2,762	78,083	39,014	13,158	15,357

Units, end of period	43,257	26,942	611,903	683,087	198,518	204,725

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Equity-Income Trust Series I		Equity-Income Trust Series II		Financial Services Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$504,842	$466,762	$467,275	$416,673	$3,555	$9,832
Expenses:
Mortality and expense risk and administrative charges	(369,124)	(396,634)	(397,707)	(399,533)	(7,796)	(11,159)

Net investment income (loss)	135,718	70,128	69,568	17,140	(4,241)	(1,327)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(76,449)	(328,978)	(663,734)	(1,044,661)	14,806	13,214

Realized gains (losses)	(76,449)	(328,978)	(663,734)	(1,044,661)	14,806	13,214

Unrealized appreciation (depreciation) during the period	3,612,392	(376,947)	4,203,872	42,620	62,242	(90,794)

Net increase (decrease) in contract owners’ equity from operations	3,671,661	(635,797)	3,609,706	(984,901)	72,807	(78,907)

Changes from principal transactions:
Purchase payments	25,503	122,134	234,359	158,969	324	324
Transfers between sub-accounts and the company	(851,276)	394,408	(314,952)	3,953,106	(64,000)	(131,490)
Withdrawals	(2,953,144)	(4,319,460)	(2,761,331)	(3,318,679)	(62,424)	(120,222)
Annual contract fee	(16,371)	(17,893)	(77,879)	(73,727)	(665)	(897)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,795,288)	(3,820,811)	(2,919,803)	719,669	(126,765)	(252,285)

Total increase (decrease) in contract owners’ equity	(123,627)	(4,456,608)	689,903	(265,232)	(53,958)	(331,192)
Contract owners’ equity at beginning of period	24,823,365	29,279,973	24,409,531	24,674,763	511,958	843,150

Contract owners’ equity at end of period	$24,699,738	$24,823,365	$25,099,434	$24,409,531	$458,000	$511,958

	2012	2011	2012	2011	2012	2011
Units, beginning of period	881,322	1,009,386	1,637,805	1,619,885	42,924	63,011
Units issued	15,843	52,635	80,727	472,615	616	4,454
Units redeemed	150,503	180,699	256,971	454,695	10,437	24,541

Units, end of period	746,662	881,322	1,461,561	1,637,805	33,103	42,924

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Financial Services Trust Series II		Founding Allocation Trust Series II		Fundamental All Cap Core Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$23,584	$60,179	$2,297,022	$2,324,150	$41,021	$58,668
Expenses:
Mortality and expense risk and administrative charges	(60,593)	(66,685)	(1,288,716)	(1,371,371)	(111,173)	(109,848)

Net investment income (loss)	(37,009)	(6,506)	1,008,306	952,779	(70,152)	(51,180)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	15,464	(269,276)	(1,562,965)	(2,333,503)	(190,993)	(372,880)

Realized gains (losses)	15,464	(269,276)	(1,562,965)	(2,333,503)	(190,993)	(372,880)

Unrealized appreciation (depreciation) during the period	576,686	(193,097)	11,495,579	(1,183,796)	1,619,212	177,656

Net increase (decrease) in contract owners’ equity from operations	555,141	(468,879)	10,940,920	(2,564,520)	1,358,067	(246,404)

Changes from principal transactions:
Purchase payments	9,720	16,140	346,531	787,833	21,949	50,704
Transfers between sub-accounts and the company	134,574	(409,477)	(3,032,148)	(4,786,700)	(8,369)	(99,880)
Withdrawals	(561,039)	(220,192)	(6,037,745)	(4,685,801)	(379,755)	(686,733)
Annual contract fee	(9,825)	(10,446)	(530,466)	(544,364)	(37,638)	(37,698)

Net increase (decrease) in contract owners’ equity from principal transactions	(426,570)	(623,975)	(9,253,828)	(9,229,032)	(403,813)	(773,607)

Total increase (decrease) in contract owners’ equity	128,571	(1,092,854)	1,687,092	(11,793,552)	954,254	(1,020,011)
Contract owners’ equity at beginning of period	3,642,531	4,735,385	81,209,881	93,003,433	6,464,409	7,484,420

Contract owners’ equity at end of period	$3,771,102	$3,642,531	$82,896,973	$81,209,881	$7,418,663	$6,464,409

	2012	2011	2012	2011	2012	2011
Units, beginning of period	293,018	337,796	7,856,654	8,710,530	380,583	423,707
Units issued	29,731	60,718	77,175	91,887	15,127	9,142
Units redeemed	62,077	105,496	915,803	945,763	35,829	52,266

Units, end of period	260,672	293,018	7,018,026	7,856,654	359,881	380,583

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Holdings Trust Series II		Fundamental Large Cap Value Trust Series II		Fundamental Value Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,133,488	$1,041,476	$24,783	$16,673	$214,738	$204,584
Expenses:
Mortality and expense risk and administrative charges	(1,114,331)	(1,183,179)	(34,895)	(32,990)	(350,568)	(390,504)

Net investment income (loss)	19,157	(141,703)	(10,112)	(16,317)	(135,830)	(185,920)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	211,357	(655,269)	(82,501)	(167,925)	1,097,283	1,483,107

Realized gains (losses)	211,357	(655,269)	(82,501)	(167,925)	1,097,283	1,483,107

Unrealized appreciation (depreciation) during the period	7,359,029	(1,271,554)	547,880	174,982	1,672,925	(2,626,724)

Net increase (decrease) in contract owners’ equity from operations	7,589,543	(2,068,526)	455,267	(9,260)	2,634,378	(1,329,537)

Changes from principal transactions:
Purchase payments	615,036	2,121,867	19,833	33,301	58,803	142,473
Transfers between sub-accounts and the company	(1,448,527)	(1,363,583)	36,653	33,154	(503,824)	(584,987)
Withdrawals	(6,585,786)	(5,573,561)	(115,555)	(229,487)	(2,508,633)	(4,395,172)
Annual contract fee	(500,725)	(504,758)	(12,650)	(12,887)	(18,815)	(21,403)

Net increase (decrease) in contract owners’ equity from principal transactions	(7,920,002)	(5,320,035)	(71,719)	(175,919)	(2,972,469)	(4,859,089)

Total increase (decrease) in contract owners’ equity	(330,459)	(7,388,561)	383,548	(185,179)	(338,091)	(6,188,626)
Contract owners’ equity at beginning of period	73,263,577	80,652,138	2,064,005	2,249,184	23,526,649	29,715,275

Contract owners’ equity at end of period	$72,933,118	$73,263,577	$2,447,553	$2,064,005	$23,188,558	$23,526,649

	2012	2011	2012	2011	2012	2011
Units, beginning of period	6,508,089	6,973,611	151,195	164,831	1,708,893	2,046,036
Units issued	48,611	192,371	13,760	12,776	30,859	25,011
Units redeemed	711,435	657,893	18,374	26,412	244,434	362,154

Units, end of period	5,845,265	6,508,089	146,581	151,195	1,495,318	1,708,893

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Fundamental Value Trust Series II		Global Bond Trust Series I		Global Bond Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$226,229	$209,944	$195,692	$207,581	$1,138,113	$1,055,415
Expenses:
Mortality and expense risk and administrative charges	(499,580)	(549,900)	(42,660)	(52,625)	(257,210)	(278,598)

Net investment income (loss)	(273,351)	(339,956)	153,032	154,956	880,903	776,817

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(449,244)	(890,045)	(14,268)	71,622	(191,685)	(743,529)

Realized gains (losses)	(449,244)	(890,045)	(14,268)	71,622	(191,685)	(743,529)

Unrealized appreciation (depreciation) during the period	4,196,178	(587,229)	13,220	32,139	125,429	1,189,077

Net increase (decrease) in contract owners’ equity from operations	3,473,583	(1,817,230)	151,984	258,717	814,647	1,222,365

Changes from principal transactions:
Purchase payments	71,981	618,048	2,571	51,321	31,878	461,796
Transfers between sub-accounts and the company	(876,697)	(1,320,246)	(171,329)	(352,468)	285,257	(1,444,272)
Withdrawals	(3,185,835)	(4,436,979)	(380,622)	(624,510)	(1,827,948)	(2,215,179)
Annual contract fee	(129,420)	(139,004)	(2,272)	(2,748)	(50,887)	(53,687)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,119,971)	(5,278,181)	(551,652)	(928,405)	(1,561,700)	(3,251,342)

Total increase (decrease) in contract owners’ equity	(646,388)	(7,095,411)	(399,668)	(669,688)	(747,053)	(2,028,977)
Contract owners’ equity at beginning of period	31,371,835	38,467,246	3,147,798	3,817,486	16,608,422	18,637,399

Contract owners’ equity at end of period	$30,725,447	$31,371,835	$2,748,130	$3,147,798	$15,861,369	$16,608,422

	2012	2011	2012	2011	2012	2011
Units, beginning of period	2,185,488	2,527,288	96,263	130,685	780,411	937,014
Units issued	66,861	126,170	7,111	10,164	54,323	78,223
Units redeemed	330,251	467,970	26,278	44,586	125,044	234,826

Units, end of period	1,922,098	2,185,488	77,096	96,263	709,690	780,411

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Global Diversification Trust Series II		Global Trust Series I		Global Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$729,541	$839,204	$166,123	$168,855	$87,241	$85,887
Expenses:
Mortality and expense risk and administrative charges	(736,110)	(780,919)	(110,153)	(123,656)	(67,957)	(72,268)

Net investment income (loss)	(6,569)	58,285	55,970	45,199	19,284	13,619

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(202,597)	(507,781)	9,540	(9,829)	(144,243)	(82,526)

Realized gains (losses)	(202,597)	(507,781)	9,540	(9,829)	(144,243)	(82,526)

Unrealized appreciation (depreciation) during the period	6,352,201	(3,594,182)	1,358,806	(615,494)	933,920	(274,241)

Net increase (decrease) in contract owners’ equity from operations	6,143,035	(4,043,678)	1,424,316	(580,124)	808,961	(343,148)

Changes from principal transactions:
Purchase payments	149,501	866,120	12,806	24,439	3,531	76,030
Transfers between sub-accounts and the company	(1,633,527)	(1,565,895)	(253,309)	(133,501)	(274,948)	29,523
Withdrawals	(2,284,949)	(3,585,642)	(744,838)	(1,085,054)	(405,493)	(469,536)
Annual contract fee	(312,416)	(304,079)	(5,349)	(6,154)	(20,094)	(21,876)

Net increase (decrease) in contract owners’ equity from principal transactions	(4,081,391)	(4,589,496)	(990,690)	(1,200,270)	(697,004)	(385,859)

Total increase (decrease) in contract owners’ equity	2,061,644	(8,633,174)	433,626	(1,780,394)	111,957	(729,007)
Contract owners’ equity at beginning of period	46,024,166	54,657,340	7,575,319	9,355,713	4,280,218	5,009,225

Contract owners’ equity at end of period	$48,085,810	$46,024,166	$8,008,945	$7,575,319	$4,392,175	$4,280,218

	2012	2011	2012	2011	2012	2011
Units, beginning of period	4,182,897	4,571,948	313,686	361,316	304,983	329,717
Units issued	17,247	113,816	7,080	7,205	4,571	18,016
Units redeemed	360,428	502,867	46,498	54,835	47,887	42,750

Units, end of period	3,839,716	4,182,897	274,268	313,686	261,667	304,983

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series II		High Yield Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$—	$—	$—	$177,737	$219,327
Expenses:
Mortality and expense risk and administrative charges	(35,941)	(34,750)	(132,515)	(109,582)	(35,727)	(44,285)

Net investment income (loss)	(35,941)	(34,750)	(132,515)	(109,582)	142,010	175,042

Realized gains (losses) on investments:
Capital gain distributions received	146,183	23,065	609,537	81,605	—	—
Net realized gain (loss)	157,540	182,304	538,862	349,124	(277,383)	(410,775)

Realized gains (losses)	303,723	205,369	1,148,399	430,729	(277,383)	(410,775)

Unrealized appreciation (depreciation) during the period	290,696	12,875	1,016,408	235,349	500,046	229,094

Net increase (decrease) in contract owners’ equity from operations	558,478	183,494	2,032,292	556,496	364,673	(6,639)

Changes from principal transactions:
Purchase payments	330	410	132,376	20,976	4,701	26,485
Transfers between sub-accounts and the company	246,966	38,787	1,306,789	(100,792)	245,815	64,998
Withdrawals	(360,544)	(376,566)	(605,205)	(721,187)	(614,262)	(934,533)
Annual contract fee	(2,395)	(2,503)	(28,882)	(25,716)	(1,809)	(2,398)

Net increase (decrease) in contract owners’ equity from principal transactions	(115,643)	(339,872)	805,078	(826,719)	(365,555)	(845,448)

Total increase (decrease) in contract owners’ equity	442,835	(156,378)	2,837,370	(270,223)	(882)	(852,087)
Contract owners’ equity at beginning of period	1,860,873	2,017,251	6,568,073	6,838,296	2,402,091	3,254,178

Contract owners’ equity at end of period	$2,303,708	$1,860,873	$9,405,443	$6,568,073	$2,401,209	$2,402,091

	2012	2011	2012	2011	2012	2011
Units, beginning of period	84,157	99,428	283,980	320,261	129,019	175,856
Units issued	15,387	21,705	125,523	72,355	15,167	29,767
Units redeemed	19,629	36,976	96,451	108,636	35,552	76,604

Units, end of period	79,915	84,157	313,052	283,980	108,634	129,019

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	High Yield Trust Series II		International Core Trust Series I		International Core Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$514,665	$600,869	$41,885	$44,052	$36,202	$38,632
Expenses:
Mortality and expense risk and administrative charges	(110,300)	(114,179)	(23,337)	(29,706)	(24,100)	(27,784)

Net investment income (loss)	404,365	486,690	18,548	14,346	12,102	10,848

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(696,830)	(854,653)	(255,300)	(149,719)	(132,020)	(226,903)

Realized gains (losses)	(696,830)	(854,653)	(255,300)	(149,719)	(132,020)	(226,903)

Unrealized appreciation (depreciation) during the period	1,377,735	332,943	426,784	(79,772)	301,329	2,557

Net increase (decrease) in contract owners’ equity from operations	1,085,270	(35,020)	190,032	(215,145)	181,411	(213,498)

Changes from principal transactions:
Purchase payments	97,645	63,434	513	1,431	25,954	1,880
Transfers between sub-accounts and the company	29,529	758,006	(67,935)	(3,976)	(362,521)	156,095
Withdrawals	(942,312)	(1,468,933)	(305,685)	(235,607)	(87,164)	(131,059)
Annual contract fee	(15,097)	(16,370)	(1,070)	(1,358)	(4,271)	(4,588)

Net increase (decrease) in contract owners’ equity from principal transactions	(830,235)	(663,863)	(374,177)	(239,510)	(428,002)	22,328

Total increase (decrease) in contract owners’ equity	255,035	(698,883)	(184,145)	(454,655)	(246,591)	(191,170)
Contract owners’ equity at beginning of period	6,914,694	7,613,577	1,652,142	2,106,797	1,608,520	1,799,690

Contract owners’ equity at end of period	$7,169,729	$6,914,694	$1,467,997	$1,652,142	$1,361,929	$1,608,520

	2012	2011	2012	2011	2012	2011
Units, beginning of period	354,042	385,269	131,636	150,783	112,716	111,847
Units issued	49,661	97,407	361	4,928	3,560	54,952
Units redeemed	89,371	128,634	29,828	24,075	32,227	54,083

Units, end of period	314,332	354,042	102,169	131,636	84,049	112,716

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust A Series I		International Equity Index Trust A Series II		International Equity Index Trust B Series I	International Equity Index Trust B Series II
	2012 (d)	2011	2012 (d)	2011	2012 (b)	2012 (b)
Income:
Dividend distributions received	$27,980	$54,789	$108,114	$147,778	$11,577	$41,699
Expenses:
Mortality and expense risk and administrative charges	(17,732)	(29,413)	(58,432)	(80,818)	(2,484)	(10,860)

Net investment income (loss)	10,248	25,376	49,682	66,960	9,093	30,839

Realized gains (losses) on investments:
Capital gain distributions received	50,646	42,050	207,172	116,336	—	—
Net realized gain (loss)	(500,734)	(277,867)	(1,588,643)	(325,647)	(18)	4,331

Realized gains (losses)	(450,088)	(235,817)	(1,381,471)	(209,311)	(18)	4,331

Unrealized appreciation (depreciation) during the period	542,631	(80,090)	1,712,907	(678,405)	49,192	201,837

Net increase (decrease) in contract owners’ equity from operations	102,791	(290,531)	381,118	(820,756)	58,267	237,007

Changes from principal transactions:
Purchase payments	12,697	13,742	23,792	19,296	2,040	1,488
Transfers between sub-accounts and the company	(1,509,490)	(116,884)	(4,628,115)	(216,713)	1,037,016	4,169,755
Withdrawals	(96,753)	(320,078)	(144,163)	(271,029)	(28,938)	(131,879)
Annual contract fee	(678)	(997)	(12,792)	(18,277)	(80)	(2,826)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,594,224)	(424,217)	(4,761,278)	(486,723)	1,010,038	4,036,538

Total increase (decrease) in contract owners’ equity	(1,491,433)	(714,748)	(4,380,160)	(1,307,479)	1,068,305	4,273,545
Contract owners’ equity at beginning of period	1,491,433	2,206,181	4,380,160	5,687,639	—	—

Contract owners’ equity at end of period	$—	$1,491,433	$—	$4,380,160	$1,068,305	$4,273,545

	2012	2011	2012	2011	2012	2012
Units, beginning of period	92,388	115,358	280,963	307,086	—	—
Units issued	1,517	1,599	4,616	7,975	84,091	347,600
Units redeemed	93,905	24,569	285,579	34,098	3,312	24,194

Units, end of period	—	92,388	—	280,963	80,779	323,406

(b)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.
(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Equity Index Trust B Series NAV		International Growth Stock Series II	International Opportunities Trust Series II
	2012	2011	2012 (b)	2012 (d)	2011
Income:
Dividend distributions received	$27,818	$84,170	$11,500	$42,902	$20,865
Expenses:
Mortality and expense risk and administrative charges	(36,030)	(40,732)	(5,849)	(33,355)	(46,639)

Net investment income (loss)	(8,212)	43,438	5,651	9,547	(25,774)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—
Net realized gain (loss)	(107,537)	(136,950)	(425)	(154,514)	(144,011)

Realized gains (losses)	(107,537)	(136,950)	(425)	(154,514)	(144,011)

Unrealized appreciation (depreciation) during the period	462,750	(301,711)	83,493	291,652	(394,623)

Net increase (decrease) in contract owners’ equity from operations	347,001	(395,223)	88,719	146,685	(564,408)

Changes from principal transactions:
Purchase payments	8,127	8,356	42	18,573	100,745
Transfers between sub-accounts and the company	27,942	(40,854)	2,383,022	(2,535,198)	(348,313)
Withdrawals	(172,857)	(235,746)	(33,708)	(114,061)	(311,061)
Annual contract fee	(13,128)	(13,974)	(282)	(6,198)	(6,315)

Net increase (decrease) in contract owners’ equity from principal transactions	(149,916)	(282,218)	2,349,074	(2,636,884)	(564,944)

Total increase (decrease) in contract owners’ equity	197,085	(677,441)	2,437,793	(2,490,199)	(1,129,352)
Contract owners’ equity at beginning of period	2,188,644	2,866,085	—	2,490,199	3,619,551

Contract owners’ equity at end of period	$2,385,729	$2,188,644	$2,437,793	$—	$2,490,199

	2012	2011	2012	2012	2011
Units, beginning of period	239,420	265,456	—	195,583	234,291
Units issued	9,837	10,819	192,247	18,283	18,306
Units redeemed	23,957	36,855	4,361	213,866	57,014

Units, end of period	225,300	239,420	187,886	—	195,583

(b)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.
(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$24,230	$37,934	$48,907	$72,093	$141,082	$152,615
Expenses:
Mortality and expense risk and administrative charges	(27,138)	(36,355)	(70,377)	(83,040)	(81,382)	(101,487)

Net investment income (loss)	(2,908)	1,579	(21,470)	(10,947)	59,700	51,128

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	20,957	72,849	27,824	141,141	(532,165)	(589,364)

Realized gains (losses)	20,957	72,849	27,824	141,141	(532,165)	(589,364)

Unrealized appreciation (depreciation) during the period	293,644	(515,772)	667,029	(1,081,522)	1,354,964	(372,704)

Net increase (decrease) in contract owners’ equity from operations	311,693	(441,344)	673,383	(951,328)	882,499	(910,940)

Changes from principal transactions:
Purchase payments	2,515	3,454	55,988	85,473	17,990	22,957
Transfers between sub-accounts and the company	(26,855)	(193,181)	(346,375)	(236,532)	(123,043)	(226,519)
Withdrawals	(308,157)	(466,983)	(323,270)	(418,844)	(649,517)	(1,182,803)
Annual contract fee	(1,688)	(2,067)	(21,337)	(14,233)	(3,973)	(4,830)

Net increase (decrease) in contract owners’ equity from principal transactions	(334,185)	(658,777)	(634,994)	(584,136)	(758,543)	(1,391,195)

Total increase (decrease) in contract owners’ equity	(22,492)	(1,100,121)	38,389	(1,535,464)	123,956	(2,302,135)
Contract owners’ equity at beginning of period	1,923,722	3,023,843	4,290,826	5,826,290	5,423,949	7,726,084

Contract owners’ equity at end of period	$1,901,230	$1,923,722	$4,329,215	$4,290,826	$5,547,905	$5,423,949

	2012	2011	2012	2011	2012	2011
Units, beginning of period	157,000	203,803	352,954	394,175	359,782	440,077
Units issued	2,537	1,662	8,787	40,585	6,874	9,636
Units redeemed	27,438	48,465	57,703	81,806	54,330	89,931

Units, end of period	132,099	157,000	304,038	352,954	312,326	359,782

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$292,072	$299,803	$111,263	$246,910	$430,353	$897,401
Expenses:
Mortality and expense risk and administrative charges	(185,757)	(220,859)	(81,648)	(92,314)	(366,322)	(395,435)

Net investment income (loss)	106,315	78,944	29,615	154,596	64,031	501,966

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,304,472)	(1,452,098)	80,277	37,213	251,859	274,612

Realized gains (losses)	(1,304,472)	(1,452,098)	80,277	37,213	251,859	274,612

Unrealized appreciation (depreciation) during the period	3,122,227	(570,307)	216,674	191,676	939,404	760,092

Net increase (decrease) in contract owners’ equity from operations	1,924,070	(1,943,461)	326,566	383,485	1,255,294	1,536,670

Changes from principal transactions:
Purchase payments	44,943	44,808	49,724	142,725	34,932	105,137
Transfers between sub-accounts and the company	(628,496)	(150,878)	(78,977)	(35,133)	743,775	(1,099,945)
Withdrawals	(944,887)	(1,657,246)	(852,671)	(1,209,614)	(1,833,568)	(4,648,406)
Annual contract fee	(41,684)	(49,298)	(6,270)	(8,506)	(88,034)	(99,786)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,570,124)	(1,812,614)	(888,194)	(1,110,528)	(1,142,895)	(5,743,000)

Total increase (decrease) in contract owners’ equity	353,946	(3,756,075)	(561,628)	(727,043)	112,399	(4,206,330)
Contract owners’ equity at beginning of period	11,757,299	15,513,374	5,886,983	6,614,026	22,732,761	26,939,091

Contract owners’ equity at end of period	$12,111,245	$11,757,299	$5,325,355	$5,886,983	$22,845,160	$22,732,761

	2012	2011	2012	2011	2012	2011
Units, beginning of period	708,414	798,580	221,979	262,376	1,246,358	1,566,059
Units issued	25,742	39,703	13,324	27,062	115,965	116,667
Units redeemed	111,664	129,869	45,798	67,459	176,302	436,368

Units, end of period	622,492	708,414	189,505	221,979	1,186,021	1,246,358

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Large Cap Trust Series I		Large Cap Trust Series II		Lifestyle Aggressive Trust Series I
	2012 (e)	2011	2012 (e)	2011	2012	2011
Income:
Dividend distributions received	$51,158	$138,296	$4,966	$13,630	$29,813	$41,235
Expenses:
Mortality and expense risk and administrative charges	(47,287)	(152,185)	(5,831)	(17,917)	(36,123)	(37,738)

Net investment income (loss)	3,871	(13,889)	(865)	(4,287)	(6,310)	3,497

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(1,355,900)	(521,235)	948	(86,793)	(57,539)	(71,679)

Realized gains (losses)	(1,355,900)	(521,235)	948	(86,793)	(57,539)	(71,679)

Unrealized appreciation (depreciation) during the period	2,596,383	200,040	144,757	41,513	377,859	(127,858)

Net increase (decrease) in contract owners’ equity from operations	1,244,354	(335,084)	144,840	(49,567)	314,010	(196,040)

Changes from principal transactions:
Purchase payments	7,179	59,288	500	10,110	18,924	23,769
Transfers between sub-accounts and the company	(10,365,664)	(230,558)	(1,229,551)	105,882	(5,015)	(52,371)
Withdrawals	(384,796)	(1,476,370)	(9,566)	(125,641)	(320,377)	(148,099)
Annual contract fee	(2,887)	(8,565)	(1,766)	(5,486)	(2,507)	(3,004)

Net increase (decrease) in contract owners’ equity from principal transactions	(10,746,168)	(1,656,205)	(1,240,383)	(15,135)	(308,975)	(179,705)

Total increase (decrease) in contract owners’ equity	(9,501,814)	(1,991,289)	(1,095,543)	(64,702)	5,035	(375,745)
Contract owners’ equity at beginning of period	9,501,814	11,493,103	1,095,543	1,160,245	2,186,278	2,562,023

Contract owners’ equity at end of period	$—	$9,501,814	$—	$1,095,543	$2,191,313	$2,186,278

	2012	2011	2012	2011	2012	2011
Units, beginning of period	736,137	859,641	86,064	87,817	151,007	162,469
Units issued	8,267	4,941	506	22,852	1,303	3,029
Units redeemed	744,404	128,445	86,570	24,605	22,071	14,491

Units, end of period	—	736,137	—	86,064	130,239	151,007

(e)	Terminated as an investment option on April 27, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Aggressive Trust Series II		Lifestyle Balanced Trust Series I		Lifestyle Balanced Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$320,497	$455,637	$612,849	$849,294	$17,272,097	$26,985,159
Expenses:
Mortality and expense risk and administrative charges	(410,904)	(454,386)	(387,087)	(385,463)	(13,025,397)	(13,526,599)

Net investment income (loss)	(90,407)	1,251	225,762	463,831	4,246,700	13,458,560

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(866,193)	(2,106,340)	(177,409)	(444,982)	(8,832,962)	(16,541,353)

Realized gains (losses)	(866,193)	(2,106,340)	(177,409)	(444,982)	(8,832,962)	(16,541,353)

Unrealized appreciation (depreciation) during the period	4,764,175	(131,884)	2,528,182	(245,743)	85,676,691	(6,074,893)

Net increase (decrease) in contract owners’ equity from operations	3,807,575	(2,236,973)	2,576,535	(226,894)	81,090,429	(9,157,686)

Changes from principal transactions:
Purchase payments	634,696	627,449	125,908	57,359	6,360,066	19,566,433
Transfers between sub-accounts and the company	(1,365,646)	(2,412,753)	2,980,413	1,787,836	(2,423,737)	(14,505,778)
Withdrawals	(2,762,595)	(3,696,284)	(2,897,243)	(3,246,734)	(68,688,370)	(67,479,895)
Annual contract fee	(135,095)	(141,998)	(60,306)	(42,949)	(4,618,881)	(4,562,776)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,628,640)	(5,623,586)	148,772	(1,444,488)	(69,370,922)	(66,982,016)

Total increase (decrease) in contract owners’ equity	178,935	(7,860,559)	2,725,307	(1,671,382)	11,719,507	(76,139,702)
Contract owners’ equity at beginning of period	27,074,792	34,935,351	24,882,405	26,553,787	834,569,186	910,708,888

Contract owners’ equity at end of period	$27,253,727	$27,074,792	$27,607,712	$24,882,405	$846,288,693	$834,569,186

	2012	2011	2012	2011	2012	2011
Units, beginning of period	1,722,662	2,052,754	1,379,705	1,410,143	52,930,700	56,894,217
Units issued	50,324	72,456	291,958	198,991	1,214,834	1,951,870
Units redeemed	261,591	402,548	254,373	229,429	5,181,375	5,915,387

Units, end of period	1,511,395	1,722,662	1,417,290	1,379,705	48,964,159	52,930,700

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Balanced PS Series II		Lifestyle Conservative Trust Series I		Lifestyle Conservative Trust Series II
	2012	2011 (cc)	2012	2011	2012	2011
Income:
Dividend distributions received	$47,589	$37,153	$266,718	$410,077	$5,813,022	$8,642,974
Expenses:
Mortality and expense risk and administrative charges	(56,350)	(10,740)	(153,511)	(159,631)	(3,394,706)	(3,381,930)

Net investment income (loss)	(8,761)	26,413	113,207	250,446	2,418,316	5,261,044

Realized gains (losses) on investments:
Capital gain distributions received	2,228	—	213,920	—	4,808,532	—
Net realized gain (loss)	56,089	(15,722)	325,095	284,157	6,512,263	7,718,644

Realized gains (losses)	58,317	(15,722)	539,015	284,157	11,320,795	7,718,644

Unrealized appreciation (depreciation) during the period	319,716	2,396	7,634	(262,554)	339,528	(7,574,294)

Net increase (decrease) in contract owners’ equity from operations	369,272	13,087	659,856	272,049	14,078,639	5,405,394

Changes from principal transactions:
Purchase payments	1,965,179	3,451,326	1,922	20,198	2,638,915	7,174,725
Transfers between sub-accounts and the company	(423,010)	(20,444)	632,792	382,869	10,993,427	410,249
Withdrawals	(44,165)	(5,664)	(1,779,084)	(1,949,383)	(22,381,593)	(24,986,368)
Annual contract fee	(33,126)	—	(8,222)	(8,936)	(1,217,038)	(1,173,974)

Net increase (decrease) in contract owners’ equity from principal transactions	1,464,878	3,425,218	(1,152,592)	(1,555,252)	(9,966,289)	(18,575,368)

Total increase (decrease) in contract owners’ equity	1,834,150	3,438,305	(492,736)	(1,283,203)	4,112,350	(13,169,974)
Contract owners’ equity at beginning of period	3,438,305	—	9,858,845	11,142,048	215,911,659	229,081,633

Contract owners’ equity at end of period	$5,272,455	$3,438,305	$9,366,109	$9,858,845	$220,024,009	$215,911,659

	2012	2011	2012	2011	2012	2011
Units, beginning of period	281,979	—	470,217	547,415	12,905,205	13,932,363
Units issued	161,371	300,759	63,981	82,326	1,483,426	2,533,792
Units redeemed	47,105	18,780	121,615	159,524	2,013,350	3,560,950

Units, end of period	396,245	281,979	412,583	470,217	12,375,281	12,905,205

(cc)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Conservative PS Series II		Lifestyle Growth Trust Series I		Lifestyle Growth Trust Series II
	2012	2011 (cc)	2012	2011	2012	2011
Income:
Dividend distributions received	$41,225	$31,049	$311,749	$469,572	$15,370,204	$23,521,531
Expenses:
Mortality and expense risk and administrative charges	(39,171)	(6,383)	(258,303)	(263,556)	(14,583,128)	(14,721,534)

Net investment income (loss)	2,054	24,666	53,446	206,016	787,076	8,799,997

Realized gains (losses) on investments:
Capital gain distributions received	329	—	—	—	—	—
Net realized gain (loss)	13,071	977	(380,977)	(337,029)	(17,301,466)	(20,494,830)

Realized gains (losses)	13,400	977	(380,977)	(337,029)	(17,301,466)	(20,494,830)

Unrealized appreciation (depreciation) during the period	158,610	(2,655)	2,304,577	(399,907)	119,974,765	(19,720,157)

Net increase (decrease) in contract owners’ equity from operations	174,064	22,988	1,977,046	(530,920)	103,460,375	(31,414,990)

Changes from principal transactions:
Purchase payments	1,272,342	2,320,694	135,029	481,768	8,642,392	18,167,964
Transfers between sub-accounts and the company	290,396	(91,914)	475,138	771,933	24,049,703	(4,122,753)
Withdrawals	(29,893)	(9,615)	(1,814,525)	(1,966,779)	(73,600,967)	(65,730,443)
Annual contract fee	(26,075)	—	(35,202)	(31,435)	(5,428,858)	(5,227,000)

Net increase (decrease) in contract owners’ equity from principal transactions	1,506,770	2,219,165	(1,239,560)	(744,513)	(46,337,730)	(56,912,232)

Total increase (decrease) in contract owners’ equity	1,680,834	2,242,153	737,486	(1,275,433)	57,122,645	(88,327,222)
Contract owners’ equity at beginning of period	2,242,153	—	16,595,777	17,871,210	893,279,974	981,607,196

Contract owners’ equity at end of period	$3,922,987	$2,242,153	$17,333,263	$16,595,777	$950,402,619	$893,279,974

	2012	2011	2012	2011	2012	2011
Units, beginning of period	178,757	—	1,015,784	1,039,719	59,614,348	63,086,541
Units issued	140,311	195,728	66,829	119,276	4,094,926	2,919,965
Units redeemed	24,634	16,971	130,371	143,211	6,532,362	6,392,158

Units, end of period	294,434	178,757	952,242	1,015,784	57,176,912	59,614,348

(cc)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Growth PS Series II		Lifestyle Moderate Trust Series I		Lifestyle Moderate Trust Series II
	2012	2011 (cc)	2012	2011	2012	2011
Income:
Dividend distributions received	$74,209	$64,176	$269,672	$409,360	$7,190,135	$10,938,718
Expenses:
Mortality and expense risk and administrative charges	(113,952)	(20,985)	(169,697)	(194,881)	(4,860,934)	(4,911,992)

Net investment income (loss)	(39,743)	43,191	99,975	214,479	2,329,201	6,026,726

Realized gains (losses) on investments:
Capital gain distributions received	10,179	—	—	—	—	—
Net realized gain (loss)	71,421	(47,565)	1,518	(264,677)	(894,088)	(2,788,844)

Realized gains (losses)	81,600	(47,565)	1,518	(264,677)	(894,088)	(2,788,844)

Unrealized appreciation (depreciation) during the period	787,096	93,358	862,677	123,936	25,441,878	(1,252,229)

Net increase (decrease) in contract owners’ equity from operations	828,953	88,984	964,170	73,738	26,876,991	1,985,653

Changes from principal transactions:
Purchase payments	1,124,944	7,065,969	76,649	172,646	1,367,447	8,418,043
Transfers between sub-accounts and the company	596,330	37,472	215,836	(255,154)	1,923,716	6,248,664
Withdrawals	(49,880)	(8,891)	(1,523,441)	(2,267,067)	(28,026,482)	(25,106,421)
Annual contract fee	(83,573)	—	(8,071)	(7,576)	(1,743,793)	(1,666,974)

Net increase (decrease) in contract owners’ equity from principal transactions	1,587,821	7,094,550	(1,239,027)	(2,357,151)	(26,479,112)	(12,106,688)

Total increase (decrease) in contract owners’ equity	2,416,774	7,183,534	(274,857)	(2,283,413)	397,879	(10,121,035)
Contract owners’ equity at beginning of period	7,183,534	—	11,196,143	13,479,556	314,277,017	324,398,052

Contract owners’ equity at end of period	$9,600,308	$7,183,534	$10,921,286	$11,196,143	$314,674,896	$314,277,017

	2012	2011	2012	2011	2012	2011
Units, beginning of period	600,423	—	570,648	695,933	19,553,978	20,211,324
Units issued	233,039	675,626	66,644	52,237	747,563	1,746,410
Units redeemed	110,608	75,203	115,560	177,522	2,227,760	2,403,756

Units, end of period	722,854	600,423	521,732	570,648	18,073,781	19,553,978

(cc)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Lifestyle Moderate PS Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2012	2011 (cc)	2012	2011	2012	2011
Income:
Dividend distributions received	$53,734	$25,959	$16,358	$9,029	$131,055	$51,329
Expenses:
Mortality and expense risk and administrative charges	(55,001)	(7,099)	(18,854)	(24,919)	(166,572)	(175,670)

Net investment income (loss)	(1,267)	18,860	(2,496)	(15,890)	(35,517)	(124,341)

Realized gains (losses) on investments:
Capital gain distributions received	269	—	110,656	37,683	1,063,672	269,254
Net realized gain (loss)	23,751	(2,440)	46,479	101,343	26,055	144,187

Realized gains (losses)	24,020	(2,440)	157,135	139,026	1,089,727	413,441

Unrealized appreciation (depreciation) during the period	239,008	(775)	21,541	(173,517)	480,330	(728,897)

Net increase (decrease) in contract owners’ equity from operations	261,761	15,645	176,180	(50,381)	1,534,540	(439,797)

Changes from principal transactions:
Purchase payments	3,179,401	2,048,251	377	527	22,848	208,859
Transfers between sub-accounts and the company	(114,373)	164,057	(149,049)	(244,330)	(217,360)	(130,311)
Withdrawals	(41,075)	(3,247)	(179,115)	(376,681)	(847,917)	(1,366,255)
Annual contract fee	(23,208)	—	(1,120)	(1,236)	(46,756)	(47,599)

Net increase (decrease) in contract owners’ equity from principal transactions	3,000,745	2,209,061	(328,907)	(621,720)	(1,089,185)	(1,335,306)

Total increase (decrease) in contract owners’ equity	3,262,506	2,224,706	(152,727)	(672,101)	445,355	(1,775,103)
Contract owners’ equity at beginning of period	2,224,706	—	1,248,720	1,920,821	10,193,923	11,969,026

Contract owners’ equity at end of period	$5,487,212	$2,224,706	$1,095,993	$1,248,720	$10,639,278	$10,193,923

	2012	2011	2012	2011	2012	2011
Units, beginning of period	180,031	—	60,738	89,699	554,570	620,385
Units issued	264,583	185,161	2,739	5,891	15,552	61,603
Units redeemed	33,401	5,130	17,634	34,852	67,780	127,418

Units, end of period	411,213	180,031	45,843	60,738	502,342	554,570

(cc)	Reflects the period from commencement of operations on June 20, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$—	$—	$—	$24,817	$23,570
Expenses:
Mortality and expense risk and administrative charges	(124,286)	(144,865)	(232,216)	(257,362)	(48,347)	(58,265)

Net investment income (loss)	(124,286)	(144,865)	(232,216)	(257,362)	(23,530)	(34,695)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	228,707	—
Net realized gain (loss)	(29,596)	(222,161)	(200,888)	(182,517)	257,586	347,468

Realized gains (losses)	(29,596)	(222,161)	(200,888)	(182,517)	486,293	347,468

Unrealized appreciation (depreciation) during the period	1,634,633	(473,537)	3,134,960	(1,128,912)	25,959	(519,467)

Net increase (decrease) in contract owners’ equity from operations	1,480,751	(840,563)	2,701,856	(1,568,791)	488,722	(206,694)

Changes from principal transactions:
Purchase payments	20,601	61,811	19,033	76,840	1,792	1,150
Transfers between sub-accounts and the company	(300,916)	(216,844)	(956,354)	19,030	(85,533)	(150,230)
Withdrawals	(1,094,166)	(1,706,768)	(1,460,585)	(1,771,197)	(392,815)	(761,511)
Annual contract fee	(8,831)	(10,756)	(48,366)	(53,734)	(3,022)	(3,517)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,383,312)	(1,872,557)	(2,446,272)	(1,729,061)	(479,578)	(914,108)

Total increase (decrease) in contract owners’ equity	97,439	(2,713,120)	255,584	(3,297,852)	9,144	(1,120,802)
Contract owners’ equity at beginning of period	7,589,031	10,302,151	13,817,236	17,115,088	2,963,981	4,084,783

Contract owners’ equity at end of period	$7,686,470	$7,589,031	$14,072,820	$13,817,236	$2,973,125	$2,963,981

	2012	2011	2012	2011	2012	2011
Units, beginning of period	490,026	591,585	736,512	813,035	183,859	237,261
Units issued	7,865	35,971	68,081	230,585	10,980	2,229
Units redeemed	85,214	137,530	178,643	307,108	38,884	55,631

Units, end of period	412,677	490,026	625,950	736,512	155,955	183,859

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$64,230	$56,185	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(162,116)	(177,838)	(121,218)	(151,503)	(839,067)	(940,096)

Net investment income (loss)	(97,886)	(121,653)	(121,218)	(151,503)	(839,067)	(940,096)

Realized gains (losses) on investments:
Capital gain distributions received	770,184	—	614	7,529	4,020	48,040
Net realized gain (loss)	627,512	995,650	—	—	—	—

Realized gains (losses)	1,397,696	995,650	614	7,529	4,020	48,040

Unrealized appreciation (depreciation) during the period	329,587	(1,538,997)	—	—	—	—

Net increase (decrease) in contract owners’ equity from operations	1,629,397	(665,000)	(120,604)	(143,974)	(835,047)	(892,056)

Changes from principal transactions:
Purchase payments	26,665	29,187	1,051,896	757,099	1,162,519	2,853,170
Transfers between sub-accounts and the company	(585,417)	(666,383)	(974,951)	2,841,268	16,601,693	32,216,374
Withdrawals	(838,839)	(1,558,912)	(993,205)	(4,535,646)	(28,759,802)	(32,290,081)
Annual contract fee	(35,390)	(37,465)	(8,892)	(9,536)	(300,593)	(313,066)

Net increase (decrease) in contract owners’ equity from principal transactions	(1,432,981)	(2,233,573)	(925,152)	(946,815)	(11,296,183)	2,466,397

Total increase (decrease) in contract owners’ equity	196,416	(2,898,573)	(1,045,756)	(1,090,789)	(12,131,230)	1,574,341
Contract owners’ equity at beginning of period	9,905,528	12,804,101	9,186,927	10,277,716	60,031,633	58,457,292

Contract owners’ equity at end of period	$10,101,944	$9,905,528	$8,141,171	$9,186,927	$47,900,403	$60,031,633

	2012	2011	2012	2011	2012	2011
Units, beginning of period	619,332	747,969	571,821	641,917	4,853,700	4,659,224
Units issued	9,791	26,050	200,596	524,568	3,375,248	5,298,121
Units redeemed	91,236	154,687	256,308	594,664	4,297,703	5,103,645

Units, end of period	537,887	619,332	516,109	571,821	3,931,245	4,853,700

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Money Market Trust B Series NAV		Mutual Shares Trust Series I		Natural Resources Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$1,324	$—	$9,876	$5,768	$60,791	$45,772
Expenses:
Mortality and expense risk and administrative charges	(51,378)	(52,360)	(6,493)	(5,217)	(167,258)	(225,809)

Net investment income (loss)	(50,054)	(52,360)	3,383	551	(106,467)	(180,037)

Realized gains (losses) on investments:
Capital gain distributions received	236	3,083	—	—	—	—
Net realized gain (loss)	—	—	9,807	5,577	(44,826)	1,500,574

Realized gains (losses)	236	3,083	9,807	5,577	(44,826)	1,500,574

Unrealized appreciation (depreciation) during the period	—	—	68,093	(19,587)	8,987	(4,647,439)

Net increase (decrease) in contract owners’ equity from operations	(49,818)	(49,277)	81,283	(13,459)	(142,306)	(3,326,902)

Changes from principal transactions:
Purchase payments	3,050	—	5,810	132,150	153,128	176,782
Transfers between sub-accounts and the company	1,346,930	453,723	8,242	87,626	(900,164)	309,732
Withdrawals	(988,719)	(1,831,936)	(9,737)	(17,948)	(1,030,358)	(796,545)
Annual contract fee	(15,982)	(18,268)	(6,246)	(8,324)	(30,614)	(38,116)

Net increase (decrease) in contract owners’ equity from principal transactions	345,279	(1,396,481)	(1,931)	193,504	(1,808,008)	(348,147)

Total increase (decrease) in contract owners’ equity	295,461	(1,445,758)	79,352	180,045	(1,950,314)	(3,675,049)
Contract owners’ equity at beginning of period	2,970,881	4,416,639	611,592	431,547	11,887,387	15,562,436

Contract owners’ equity at end of period	$3,266,342	$2,970,881	$690,944	$611,592	$9,937,073	$11,887,387

	2012	2011	2012	2011	2012	2011
Units, beginning of period	241,734	354,292	53,435	36,991	421,833	436,135
Units issued	171,989	111,129	5,224	22,894	91,346	134,831
Units redeemed	143,841	223,687	5,210	6,450	155,519	149,133

Units, end of period	269,882	241,734	53,449	53,435	357,660	421,833

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	PIMCO All Asset (a)		Real Estate Securities Trust Series I		Real Estate Securities Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$166,021	$222,687	$43,888	$39,225	$148,691	$118,024
Expenses:
Mortality and expense risk and administrative charges	(58,699)	(54,132)	(40,283)	(43,672)	(155,831)	(153,026)

Net investment income (loss)	107,322	168,555	3,605	(4,447)	(7,140)	(35,002)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	23,538	18,065	12,308	(133,720)	294,288	(267,253)

Realized gains (losses)	23,538	18,065	12,308	(133,720)	294,288	(267,253)

Unrealized appreciation (depreciation) during the period	315,011	(176,313)	366,899	358,473	1,104,981	922,509

Net increase (decrease) in contract owners’ equity from operations	445,871	10,307	382,812	220,306	1,392,129	620,254

Changes from principal transactions:
Purchase payments	18,259	2,520	5,601	1,113	144,973	63,429
Transfers between sub-accounts and the company	189,122	769,667	(120,354)	(401,521)	571,066	(531,063)
Withdrawals	(311,155)	(714,719)	(270,834)	(314,797)	(983,536)	(1,437,124)
Annual contract fee	(11,747)	(9,561)	(1,730)	(1,809)	(31,583)	(27,327)

Net increase (decrease) in contract owners’ equity from principal transactions	(115,521)	47,907	(387,317)	(717,014)	(299,080)	(1,932,085)

Total increase (decrease) in contract owners’ equity	330,350	58,214	(4,505)	(496,708)	1,093,049	(1,311,831)
Contract owners’ equity at beginning of period	3,510,723	3,452,509	2,590,419	3,087,127	8,890,201	10,202,032

Contract owners’ equity at end of period	$3,841,073	$3,510,723	$2,585,914	$2,590,419	$9,983,250	$8,890,201

	2012	2011	2012	2011	2012	2011
Units, beginning of period	203,320	200,424	78,660	101,289	351,490	432,280
Units issued	36,431	47,232	4,591	1,557	51,675	40,000
Units redeemed	42,593	44,336	15,286	24,186	62,048	120,790

Units, end of period	197,158	203,320	67,965	78,660	341,117	351,490

(a)	Sub-account which invests in non-affiliated Trust.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Real Return Bond Trust Series II		Science & Technology Trust Series I		Science & Technology Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$132,225	$309,128	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(134,368)	(135,786)	(88,334)	(108,237)	(80,703)	(94,439)

Net investment income (loss)	(2,143)	173,342	(88,334)	(108,237)	(80,703)	(94,439)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	134,763	(335,384)	347,127	775,940	323,100	622,603

Realized gains (losses)	134,763	(335,384)	347,127	775,940	323,100	622,603

Unrealized appreciation (depreciation) during the period	428,650	981,138	263,980	(1,234,242)	168,956	(990,640)

Net increase (decrease) in contract owners’ equity from operations	561,270	819,096	522,773	(566,539)	411,353	(462,476)

Changes from principal transactions:
Purchase payments	9,439	196,242	3,993	60,480	154,023	34,471
Transfers between sub-accounts and the company	165,859	(857,208)	(220,215)	(596,848)	251,031	(1,080,512)
Withdrawals	(844,957)	(1,210,773)	(742,324)	(1,252,119)	(475,398)	(504,650)
Annual contract fee	(20,531)	(20,341)	(6,546)	(7,715)	(18,447)	(22,081)

Net increase (decrease) in contract owners’ equity from principal transactions	(690,190)	(1,892,080)	(965,092)	(1,796,202)	(88,791)	(1,572,772)

Total increase (decrease) in contract owners’ equity	(128,920)	(1,072,984)	(442,319)	(2,362,741)	322,562	(2,035,248)
Contract owners’ equity at beginning of period	8,238,885	9,311,869	5,970,649	8,333,390	4,780,221	6,815,469

Contract owners’ equity at end of period	$8,109,965	$8,238,885	$5,528,330	$5,970,649	$5,102,783	$4,780,221

	2012	2011	2012	2011	2012	2011
Units, beginning of period	459,618	572,059	503,132	649,939	300,417	385,284
Units issued	62,074	99,757	8,822	21,834	50,500	48,776
Units redeemed	98,457	212,198	94,052	168,641	55,165	133,643

Units, end of period	423,235	459,618	417,902	503,132	295,752	300,417

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Growth Trust Series I
	2012	2011	2012	2011	2012	2011 (bb)
Income:
Dividend distributions received	$133,976	$212,197	$109,632	$186,402	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(124,184)	(140,414)	(127,705)	(154,671)	(215)	(120)

Net investment income (loss)	9,792	71,783	(18,073)	31,731	(215)	(120)

Realized gains (losses) on investments:
Capital gain distributions received	—	22,768	—	22,462	3,193	525
Net realized gain (loss)	9,405	31,135	15,059	52,149	(2,111)	(5)

Realized gains (losses)	9,405	53,903	15,059	74,611	1,082	520

Unrealized appreciation (depreciation) during the period	(41,899)	(6,994)	(45,543)	(18,427)	1,887	(4,129)

Net increase (decrease) in contract owners’ equity from operations	(22,702)	118,692	(48,557)	87,915	2,754	(3,729)

Changes from principal transactions:
Purchase payments	9,265	13,137	35,567	89,378	—	—
Transfers between sub-accounts and the company	(67,789)	(767,358)	121,963	(1,525,781)	(9,096)	25,203
Withdrawals	(671,246)	(899,939)	(1,073,586)	(1,864,848)	—	(10)
Annual contract fee	(3,226)	(3,678)	(13,359)	(17,655)	—	—

Net increase (decrease) in contract owners’ equity from principal transactions	(732,996)	(1,657,838)	(929,415)	(3,318,906)	(9,096)	25,193

Total increase (decrease) in contract owners’ equity	(755,698)	(1,539,146)	(977,972)	(3,230,991)	(6,342)	21,464
Contract owners’ equity at beginning of period	8,724,302	10,263,448	8,326,510	11,557,501	21,464	—

Contract owners’ equity at end of period	$7,968,604	$8,724,302	$7,348,538	$8,326,510	$15,122	$21,464

	2012	2011	2012	2011	2012	2011
Units, beginning of period	683,436	814,226	656,081	918,610	1,741	—
Units issued	16,186	27,615	59,447	115,655	—	1,766
Units redeemed	73,694	158,405	132,908	378,184	674	25

Units, end of period	625,928	683,436	582,620	656,081	1,067	1,741

(bb)	Reflects the period from commencement of operations on April 1, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Growth Trust Series II		Small Cap Index Trust Series I		Small Cap Index Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$—	$6,627	$5,871	$140,350	$74,214
Expenses:
Mortality and expense risk and administrative charges	(42,914)	(46,006)	(6,427)	(9,569)	(122,085)	(124,287)

Net investment income (loss)	(42,914)	(46,006)	200	(3,698)	18,265	(50,073)

Realized gains (losses) on investments:
Capital gain distributions received	362,571	69,790	51,034	2,323	1,335,421	33,218
Net realized gain (loss)	78,683	502,589	(2,289)	(24,864)	(152,723)	(139,141)

Realized gains (losses)	441,254	572,379	48,745	(22,541)	1,182,698	(105,923)

Unrealized appreciation (depreciation) during the period	(50,396)	(812,272)	2,730	(8,788)	(181,485)	(323,074)

Net increase (decrease) in contract owners’ equity from operations	347,944	(285,899)	51,675	(35,027)	1,019,478	(479,070)

Changes from principal transactions:
Purchase payments	18,717	163,936	14,365	3,270	25,082	80,676
Transfers between sub-accounts and the company	(51,052)	433,939	(114,417)	(89,730)	85,114	(115,060)
Withdrawals	(188,281)	(362,570)	(37,469)	(160,653)	(544,855)	(662,207)
Annual contract fee	(7,639)	(6,843)	(373)	(465)	(38,912)	(39,354)

Net increase (decrease) in contract owners’ equity from principal transactions	(228,255)	228,462	(137,894)	(247,578)	(473,571)	(735,945)

Total increase (decrease) in contract owners’ equity	119,689	(57,437)	(86,219)	(282,605)	545,907	(1,215,015)
Contract owners’ equity at beginning of period	2,534,145	2,591,582	449,536	732,141	7,352,565	8,567,580

Contract owners’ equity at end of period	$2,653,834	$2,534,145	$363,317	$449,536	$7,898,472	$7,352,565

	2012	2011	2012	2011	2012	2011
Units, beginning of period	157,692	148,482	27,598	42,319	436,104	477,159
Units issued	18,739	88,245	3,205	1,245	12,022	15,218
Units redeemed	32,877	79,035	11,310	15,966	37,278	56,273

Units, end of period	143,554	157,692	19,493	27,598	410,848	436,104

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II		Small Cap Value Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$1,272	$—	$4,021	$21,956	$23,037
Expenses:
Mortality and expense risk and administrative charges	(17,846)	(22,246)	(96,475)	(99,793)	(52,625)	(53,956)

Net investment income (loss)	(17,846)	(20,974)	(96,475)	(95,772)	(30,669)	(30,919)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	150,256	—
Net realized gain (loss)	34,871	98,172	30,764	(84,185)	287,600	269,266

Realized gains (losses)	34,871	98,172	30,764	(84,185)	437,856	269,266

Unrealized appreciation (depreciation) during the period	151,986	(138,871)	879,415	(156,985)	51,270	(202,122)

Net increase (decrease) in contract owners’ equity from operations	169,011	(61,673)	813,704	(336,942)	458,457	36,225

Changes from principal transactions:
Purchase payments	—	—	68,400	42,055	9	14,673
Transfers between sub-accounts and the company	(23,500)	(450,548)	(120,806)	1,121,359	(436,691)	185,439
Withdrawals	(84,138)	(225,638)	(402,835)	(456,956)	(308,656)	(459,076)
Annual contract fee	(689)	(810)	(19,689)	(20,778)	(6,668)	(5,167)

Net increase (decrease) in contract owners’ equity from principal transactions	(108,327)	(676,996)	(474,930)	685,680	(752,006)	(264,131)

Total increase (decrease) in contract owners’ equity	60,684	(738,669)	338,774	348,738	(293,549)	(227,906)
Contract owners’ equity at beginning of period	1,125,686	1,864,355	5,726,956	5,378,218	3,469,503	3,697,409

Contract owners’ equity at end of period	$1,186,370	$1,125,686	$6,065,730	$5,726,956	$3,175,954	$3,469,503

	2012	2011	2012	2011	2012	2011
Units, beginning of period	54,741	86,350	289,029	258,126	200,891	212,689
Units issued	7,206	9,803	7,081	82,759	39,924	136,441
Units redeemed	11,884	41,412	30,555	51,856	78,002	148,239

Units, end of period	50,063	54,741	265,555	289,029	162,813	200,891

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series II		Smaller Company Growth Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$8,561	$22,267	$12,987	$43,259	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(54,062)	(63,092)	(172,326)	(191,239)	(27,767)	(31,695)

Net investment income (loss)	(45,501)	(40,825)	(159,339)	(147,980)	(27,767)	(31,695)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	157,913	—
Net realized gain (loss)	(81,557)	(165,752)	(235,003)	(547,859)	71,903	155,493

Realized gains (losses)	(81,557)	(165,752)	(235,003)	(547,859)	229,816	155,493

Unrealized appreciation (depreciation) during the period	616,791	122,621	1,849,217	423,382	51,277	(301,739)

Net increase (decrease) in contract owners’ equity from operations	489,733	(83,956)	1,454,875	(272,457)	253,326	(177,941)

Changes from principal transactions:
Purchase payments	10,285	12,362	19,772	34,139	1,209	2,188
Transfers between sub-accounts and the company	(256,570)	(11,087)	(321,680)	(376,158)	(121,537)	(389,760)
Withdrawals	(676,278)	(692,984)	(1,275,561)	(1,384,383)	(173,423)	(257,431)
Annual contract fee	(2,862)	(3,409)	(28,435)	(32,812)	(1,186)	(1,430)

Net increase (decrease) in contract owners’ equity from principal transactions	(925,425)	(695,118)	(1,605,904)	(1,759,214)	(294,937)	(646,433)

Total increase (decrease) in contract owners’ equity	(435,692)	(779,074)	(151,029)	(2,031,671)	(41,611)	(824,374)
Contract owners’ equity at beginning of period	3,751,194	4,530,268	10,925,503	12,957,174	1,827,093	2,651,467

Contract owners’ equity at end of period	$3,315,502	$3,751,194	$10,774,474	$10,925,503	$1,785,482	$1,827,093

	2012	2011	2012	2011	2012	2011
Units, beginning of period	152,124	179,148	559,869	643,617	123,384	163,910
Units issued	2,068	5,940	10,905	86,274	575	2,007
Units redeemed	36,653	32,964	88,888	170,022	18,650	42,533

Units, end of period	117,539	152,124	481,886	559,869	105,309	123,384

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Smaller Company Growth Trust Series II		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$—	$—	$359,389	$661,315	$633,265	$1,145,908
Expenses:
Mortality and expense risk and administrative charges	(39,062)	(42,402)	(82,062)	(98,161)	(163,903)	(180,622)

Net investment income (loss)	(39,062)	(42,402)	277,327	563,154	469,362	965,286

Realized gains (losses) on investments:
Capital gain distributions received	214,579	—	—	—	—	—
Net realized gain (loss)	98,184	156,754	(138,415)	(105,535)	(240,878)	(9,692)

Realized gains (losses)	312,763	156,754	(138,415)	(105,535)	(240,878)	(9,692)

Unrealized appreciation (depreciation) during the period	61,074	(337,359)	462,302	(396,685)	826,863	(875,572)

Net increase (decrease) in contract owners’ equity from operations	334,775	(223,007)	601,214	60,934	1,055,347	80,022

Changes from principal transactions:
Purchase payments	21,459	6,789	25,424	14,602	19,856	33,062
Transfers between sub-accounts and the company	(87,441)	(335,507)	74,089	(246,086)	(312,149)	97,654
Withdrawals	(219,328)	(239,322)	(1,126,072)	(1,455,855)	(1,625,518)	(2,066,270)
Annual contract fee	(9,981)	(11,209)	(3,869)	(4,539)	(33,026)	(33,822)

Net increase (decrease) in contract owners’ equity from principal transactions	(295,291)	(579,249)	(1,030,428)	(1,691,878)	(1,950,837)	(1,969,376)

Total increase (decrease) in contract owners’ equity	39,484	(802,256)	(429,214)	(1,630,944)	(895,490)	(1,889,354)
Contract owners’ equity at beginning of period	2,411,266	3,213,522	5,728,038	7,358,982	10,540,270	12,429,624

Contract owners’ equity at end of period	$2,450,750	$2,411,266	$5,298,824	$5,728,038	$9,644,780	$10,540,270

	2012	2011	2012	2011	2012	2011
Units, beginning of period	163,832	199,274	309,442	400,195	580,262	686,997
Units issued	6,976	4,334	17,458	10,012	22,195	56,135
Units redeemed	24,985	39,776	69,974	100,765	122,801	162,870

Units, end of period	145,823	163,832	256,926	309,442	479,656	580,262

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Bond Market Trust A Series II		Total Bond Market Trust A Series NAV		Total Bond Market Trust B Series II	Total Bond Market Trust B Series NAV
	2012 (d)	2011	2012 (d)	2011	2012 (b)	2012 (b)
Income:
Dividend distributions received	$527,053	$159,203	$89,258	$31,886	$50,959	$10,620
Expenses:
Mortality and expense risk and administrative charges	(78,670)	(44,392)	(8,636)	(8,117)	(18,060)	(1,738)

Net investment income (loss)	448,383	114,811	80,622	23,769	32,899	8,882

Realized gains (losses) on investments:
Capital gain distributions received	1,462,171	—	236,887	—	—	—
Net realized gain (loss)	(1,797,624)	16,664	(271,002)	8,733	(3,346)	(424)

Realized gains (losses)	(335,453)	16,664	(34,115)	8,733	(3,346)	(424)

Unrealized appreciation (depreciation) during the period	2,730	25,300	(15,844)	22,173	(57,039)	(11,318)

Net increase (decrease) in contract owners’ equity from operations	115,660	156,775	30,663	54,675	(27,486)	(2,860)

Changes from principal transactions:
Purchase payments	41,141	582,388	11,526	239,741	—	1,385
Transfers between sub-accounts and the company	(4,692,814)	3,863,770	(1,016,525)	68,246	7,366,578	1,111,687
Withdrawals	(654,931)	(720,904)	(8,966)	(19,527)	(364,618)	(2,496)
Annual contract fee	(27,276)	(11,846)	(7,297)	(13,457)	(3,561)	(2,283)

Net increase (decrease) in contract owners’ equity from principal transactions	(5,333,880)	3,713,408	(1,021,262)	275,003	6,998,399	1,108,293

Total increase (decrease) in contract owners’ equity	(5,218,220)	3,870,183	(990,599)	329,678	6,970,913	1,105,433
Contract owners’ equity at beginning of period	5,218,220	1,348,037	990,599	660,921	—	—

Contract owners’ equity at end of period	$—	$5,218,220	$—	$990,599	$6,970,913	$1,105,433

	2012	2011	2012	2011	2012	2012
Units, beginning of period	360,361	102,841	68,575	48,571	—	—
Units issued	247,734	381,019	11,569	31,207	599,685	93,171
Units redeemed	608,095	123,499	80,144	11,203	39,868	4,505

Units, end of period	—	360,361	—	68,575	559,817	88,666

(b)	Reflects the period from commencement of operations on November 2, 2012 through December 31, 2012.
(d)	Terminated as an investment option on November 2, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Return Trust Series I		Total Return Trust Series II		Total Stock Market Index Trust Series I
	2012	2011	2012	2011	2012	2011
Income:
Dividend distributions received	$269,928	$710,421	$528,399	$1,273,656	$6,928	$5,351
Expenses:
Mortality and expense risk and administrative charges	(232,837)	(270,904)	(465,706)	(505,402)	(6,927)	(7,204)

Net investment income (loss)	37,091	439,517	62,693	768,254	1	(1,853)

Realized gains (losses) on investments:
Capital gain distributions received	—	637,908	—	1,196,673	1,021	—
Net realized gain (loss)	181,022	223,994	363,469	339,678	4,811	1,921

Realized gains (losses)	181,022	861,902	363,469	1,536,351	5,832	1,921

Unrealized appreciation (depreciation) during the period	779,257	(918,158)	1,462,683	(1,626,491)	47,574	(5,699)

Net increase (decrease) in contract owners’ equity from operations	997,370	383,261	1,888,845	678,114	53,407	(5,631)

Changes from principal transactions:
Purchase payments	38,999	13,700	338,115	109,267	1,256	1,538
Transfers between sub-accounts and the company	(1,104,333)	(727,409)	1,493,189	575,782	82,339	(29,471)
Withdrawals	(2,165,614)	(2,684,294)	(3,814,187)	(7,155,628)	(69,463)	(46,495)
Annual contract fee	(9,528)	(10,741)	(73,055)	(75,472)	(525)	(566)

Net increase (decrease) in contract owners’ equity from principal transactions	(3,240,476)	(3,408,744)	(2,055,938)	(6,546,051)	13,607	(74,994)

Total increase (decrease) in contract owners’ equity	(2,243,106)	(3,025,483)	(167,093)	(5,867,937)	67,014	(80,625)
Contract owners’ equity at beginning of period	15,653,367	18,678,850	29,433,677	35,301,614	415,454	496,079

Contract owners’ equity at end of period	$13,410,261	$15,653,367	$29,266,584	$29,433,677	$482,468	$415,454

	2012	2011	2012	2011	2012	2011
Units, beginning of period	710,844	868,495	1,576,303	1,928,887	35,277	41,604
Units issued	25,618	40,183	143,290	153,759	8,269	3,680
Units redeemed	168,371	197,834	248,367	506,343	7,533	10,007

Units, end of period	568,091	710,844	1,471,226	1,576,303	36,013	35,277

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Total Stock Market Index Trust Series II		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II
	2012	2011	2012 (f)	2011 (bb)	2012	2011
Income:
Dividend distributions received	$95,039	$78,552	$111	$278	$79,004	$65,470
Expenses:
Mortality and expense risk and administrative charges	(118,251)	(123,170)	(148)	(85)	(98,090)	(43,422)

Net investment income (loss)	(23,212)	(44,618)	(37)	193	(19,086)	22,048

Realized gains (losses) on investments:
Capital gain distributions received	18,885	—	—	—	—	—
Net realized gain (loss)	(5,189)	(82,381)	(293)	—	(49,542)	(9,649)

Realized gains (losses)	13,696	(82,381)	(293)	—	(49,542)	(9,649)

Unrealized appreciation (depreciation) during the period	936,002	30,312	299	(299)	(10,314)	(61,297)

Net increase (decrease) in contract owners’ equity from operations	926,486	(96,687)	(31)	(106)	(78,942)	(48,898)

Changes from principal transactions:
Purchase payments	25,214	39,484	—	—	378,305	1,787,766
Transfers between sub-accounts and the company	(256,986)	(262,238)	(19,623)	19,760	3,809,591	5,375,112
Withdrawals	(616,675)	(716,793)	—	—	(2,441,873)	(2,625,742)
Annual contract fee	(35,920)	(37,015)	—	—	(32,092)	(7,162)

Net increase (decrease) in contract owners’ equity from principal transactions	(884,367)	(976,562)	(19,623)	19,760	1,713,931	4,529,974

Total increase (decrease) in contract owners’ equity	42,119	(1,073,249)	(19,654)	19,654	1,634,989	4,481,076
Contract owners’ equity at beginning of period	7,179,834	8,253,083	19,654	—	5,491,311	1,010,235

Contract owners’ equity at end of period	$7,221,953	$7,179,834	$—	$19,654	$7,126,300	$5,491,311

	2012	2011	2012	2011	2012	2011
Units, beginning of period	466,123	528,320	1,586	—	448,287	81,420
Units issued	6,164	6,223	810	1,586	562,858	890,114
Units redeemed	58,553	68,420	2,396	—	422,087	523,247

Units, end of period	413,734	466,123	—	1,586	589,058	448,287

(f)	Terminated as an investment option on December 3, 2012.
(bb)	Reflects the period from commencement of operations on April 1, 2011 through December 31, 2011.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	US Equity Trust Series I	US Equity Trust Series II	Utilities Trust Series I		Utilities Trust Series II
	2012 (c)	2012 (c)	2012	2011	2012	2011
Income:
Dividend distributions received	$144,143	$13,153	$65,593	$69,975	$164,123	$173,550
Expenses:
Mortality and expense risk and administrative charges	(98,720)	(11,382)	(28,800)	(32,012)	(78,321)	(82,125)

Net investment income (loss)	45,423	1,771	36,793	37,963	85,802	91,425

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	10,436	5,521	33,714	99,414	(107,951)	(232,899)

Realized gains (losses)	10,436	5,521	33,714	99,414	(107,951)	(232,899)

Unrealized appreciation (depreciation) during the period	119,759	13,026	133,663	(53,287)	524,218	387,107

Net increase (decrease) in contract owners’ equity from operations	175,618	20,318	204,170	84,090	502,069	245,633

Changes from principal transactions:
Purchase payments	26,364	—	122,873	18,236	97,393	12,803
Transfers between sub-accounts and the company	10,250,970	1,199,529	(190,181)	(94,211)	(118,174)	(202,997)
Withdrawals	(541,546)	(186,406)	(308,322)	(213,471)	(515,926)	(500,376)
Annual contract fee	(4,861)	(3,475)	(1,709)	(1,996)	(11,120)	(10,298)

Net increase (decrease) in contract owners’ equity from principal transactions	9,730,927	1,009,648	(377,339)	(291,442)	(547,827)	(700,868)

Total increase (decrease) in contract owners’ equity	9,906,545	1,029,966	(173,169)	(207,352)	(45,758)	(455,235)
Contract owners’ equity at beginning of period	—	—	1,886,100	2,093,452	4,795,302	5,250,537

Contract owners’ equity at end of period	$9,906,545	$1,029,966	$1,712,931	$1,886,100	$4,749,544	$4,795,302

	2012	2012	2012	2011	2012	2011
Units, beginning of period	—	—	92,288	107,466	155,206	178,376
Units issued	842,316	99,450	17,802	26,384	17,582	14,381
Units redeemed	79,854	18,316	35,056	41,562	35,050	37,551

Units, end of period	762,462	81,134	75,034	92,288	137,738	155,206

(c)	Reflects the period from commencement of operations on April 27, 2012 through December 31, 2012.

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Statements of Operations and Changes in Contract Owners’ Equity

For the years ended December 31,

	Value Trust Series I		Value Trust Series II
	2012	2011	2012	2011
Income:
Dividend distributions received	$34,929	$48,176	$21,375	$30,662
Expenses:
Mortality and expense risk and administrative charges	(66,269)	(68,799)	(53,436)	(56,398)

Net investment income (loss)	(31,340)	(20,623)	(32,061)	(25,736)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—
Net realized gain (loss)	(119,962)	(211,091)	12,976	(167,219)

Realized gains (losses)	(119,962)	(211,091)	12,976	(167,219)

Unrealized appreciation (depreciation) during the period	787,432	217,950	495,603	167,537

Net increase (decrease) in contract owners’ equity from operations	636,130	(13,764)	476,518	(25,418)

Changes from principal transactions:
Purchase payments	14,511	24,273	4,601	14,995
Transfers between sub-accounts and the company	(151,886)	(131,657)	(15,203)	(131,928)
Withdrawals	(506,574)	(610,020)	(284,801)	(385,130)
Annual contract fee	(2,512)	(2,671)	(6,531)	(7,978)

Net increase (decrease) in contract owners’ equity from principal transactions	(646,461)	(720,075)	(301,934)	(510,041)

Total increase (decrease) in contract owners’ equity	(10,331)	(733,839)	174,584	(535,459)
Contract owners’ equity at beginning of period	4,240,293	4,974,132	3,236,098	3,771,557

Contract owners’ equity at end of period	$4,229,962	$4,240,293	$3,410,682	$3,236,098

	2012	2011	2012	2011
Units, beginning of period	154,743	180,985	175,393	201,675
Units issued	8,943	4,544	20,908	19,797
Units redeemed	30,185	30,786	36,940	46,079

Units, end of period	133,501	154,743	159,361	175,393

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements

December 31, 2012

1.	Organization

John Hancock Life Insurance Company of New York, Separate Account A (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Company established the Account on July 22, 1992 as a separate account under New York law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 131 sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 2 sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products: Venture, Vantage, Vision, Venture III, Venture IV, Venture VII, Venture Opportunities, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2012 are as follows:

Sub-accounts Closed	2012
500 Index Trust Series I	11/2/2012
500 Index Trust Series II	11/2/2012
500 Index Trust Series NAV	11/2/2012
American Blue-Chip Income & Growth Trust Series II	11/2/2012
American Blue-Chip Income & Growth Trust Series III	11/2/2012
Balanced Trust Series I	4/27/2012
Core Allocation Trust Series I	4/27/2012
Core Allocation Trust Series II	4/27/2012
Core Balanced Trust Series I	4/27/2012
Core Balanced Trust Series II	4/27/2012
Core Balanced Strategy Trust Series NAV	4/27/2012
Core Disciplined Diversification Trust Series II	4/27/2012
International Equity Index Trust A Series I	11/2/2012
International Equity Index Trust A Series II	11/2/2012
International Opportunities Trust Series II	11/2/2012
Large Cap Trust Series I	4/27/2012
Large Cap Trust Series II	4/27/2012
Total Bond Market Trust A Series II	11/2/2012
Total Bond Market Trust A Series NAV	11/2/2012
Ultra Short Term Bond Trust Series I	12/3/2012

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

1.	Organization — (continued)

Sub-accounts Opened	2012
500 Index Trust B Series I	11/2/2012
500 Index Trust B Series II	11/2/2012
International Equity Index Trust B Series I	11/2/2012
International Equity Index Trust B Series II	11/2/2012
International Growth Stock Series II	11/2/2012
Total Bond Market Trust B Series II	11/2/2012
Total Bond Market Trust B Series NAV	11/2/2012
US Equity Trust Series I	4/27/2012
US Equity Trust Series II	4/27/2012

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust and of the Non-affiliated Trusts are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Expenses

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2012.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2012, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by JHUSA, serves as investment adviser for the Trust.

5.	Fair Value Measurements

Accounting Standards Codification 820 (“ASC 820”) “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

5.	Fair Value Measurements — (continued)

All of the Account’s sub-accounts’ investments in a portfolio of the Trust and the Non-affiliated Trusts were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2012.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2012.

Mutual Funds
Level 1	$3,987,191,356
Level 2	—
Level 3	—

$3,987,191,356

As of December 31, 2012, all investments are categorized as Level 1 under the hierarchy described above. Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2012.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2012 were as follows:

	Details of Investments
	Purchases	Sales
Sub-account
500 Index Trust B Series I	2,109,620	33,265
500 Index Trust B Series II	9,771,498	727,986
500 Index Trust B Series NAV	1,822,614	803,144
500 Index Trust Series I	339,536	2,455,169
500 Index Trust Series II	1,652,507	10,666,988
500 Index Trust Series NAV	352,398	1,676,388
Active Bond Trust Series I	393,137	668,506
Active Bond Trust Series II	4,873,823	8,623,476
All Cap Core Trust Series I	99,032	332,582
All Cap Core Trust Series II	44,336	120,010
All Cap Value Trust Series I	96,093	262,909
All Cap Value Trust Series II	226,879	696,619
American Asset Allocation Trust Series I	345,029	977,394
American Asset Allocation Trust Series II	2,155,840	11,536,488
American Blue Chip Income & Growth Trust Series II	1,294,629	8,667,827
American Blue Chip Income & Growth Trust Series III	137,079	672,324
American Global Growth Trust Series II	413,319	2,019,004
American Global Small Capitalization Trust Series II	212,695	710,852
American Global Small Capitalization Trust Series III	824	2,173
American Growth Trust Series II	4,007,914	23,793,927
American Growth Trust Series III	46,586	63,077
American Growth Income Trust Series I	973,399	1,472,593
American Growth Income Trust Series II	8,872,788	18,659,702
American Growth Income Trust Series III	652,857	133,895
American High-Income Bond Trust Series II	997,450	745,858
American High-Income Bond Trust Series III	26,101	37,284
American International Trust Series II	3,316,507	14,079,874
American International Trust Series III	51,817	57,406
American New World Trust Series II	765,923	1,236,212
American New World Trust Series III	137	9,502
Balanced Trust Series I	10,263	31,123
Blue Chip Growth Trust Series I	515,466	4,152,688
Blue Chip Growth Trust Series II	1,907,607	4,219,872
Bond PS Series II	1,263,251	1,373,210
Bond Trust Series I	171,659	85,513
Bond Trust Series II	10,996,920	14,170,183
Capital Appreciation Trust Series I	332,103	2,114,950
Capital Appreciation Trust Series II	1,251,980	2,558,463
Capital Appreciation Value Trust Series II	2,411,797	2,293,026
Core Allocation Plus Trust Series II	700,923	931,716
Core Allocation Trust Series I	2,923	58,144
Core Allocation Trust Series II	1,117,711	10,325,047
Core Balanced Trust Series I	6,270	39,315
Core Balanced Trust Series II	3,789,472	19,201,936
Core Balanced Strategy Trust Series NAV	1,916	204,987
Core Bond Trust Series II	363,972	146,284
Core Disciplined Diversification Trust Series II	1,581,003	16,274,467
Core Fundamental Holdings Trust Series II	4,537,848	3,640,865
Core Fundamental Holdings Trust Series III	72,667	942
Core Global Diversification Trust Series II	3,823,570	4,096,763
Core Global Diversification Trust Series III	87,980	21,215
Core Strategy Trust Series II	4,154,178	7,548,366
Core Strategy Trust Series NAV	222,416	7,662
Disciplined Diversification Trust Series II	373,552	1,138,754
DWS Equity 500 Index (a)	206,087	347,060

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

6.	Purchases and Sales of Investments — (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Equity-Income Trust Series I	1,017,893	4,677,462
Equity-Income Trust Series II	1,744,315	4,594,550
Financial Services Trust Series I	11,743	142,748
Financial Services Trust Series II	408,542	872,121
Founding Allocation Trust Series II	3,083,935	11,329,456
Fundamental All Cap Core Trust Series II	325,319	799,285
Fundamental Holdings Trust Series II	1,669,263	9,570,108
Fundamental Large Cap Value Trust Series II	233,930	315,760
Fundamental Value Trust Series I	662,558	3,770,855
Fundamental Value Trust Series II	1,117,912	5,511,232
Global Bond Trust Series I	451,016	849,637
Global Bond Trust Series II	2,312,940	2,993,736
Global Diversification Trust Series II	912,279	5,000,239
Global Trust Series I	358,063	1,292,782
Global Trust Series II	152,153	829,873
Health Science Trust Series I	546,695	552,096
Health Science Trust Series II	4,162,521	2,880,420
High Yield Trust Series I	516,623	740,169
High Yield Trust Series II	1,579,145	2,005,015
International Core Trust Series I	46,106	401,736
International Core Trust Series II	87,972	503,872
International Equity Index Trust A Series I	103,421	1,636,750
International Equity Index Trust A Series II	387,342	4,891,769
International Equity Index Trust B Series I	1,062,767	43,637
International Equity Index Trust B Series II	4,386,793	319,417
International Equity Index Trust B Series NAV	119,984	278,112
International Growth Stock Trust Series II	2,414,560	59,836
International Opportunities Trust Series II	307,535	2,934,873
International Small Company Series I	58,283	395,376
International Small Company Series II	160,981	817,445
International Value Trust Series I	245,008	943,851
International Value Trust Series II	698,007	2,161,815
Investment Quality Bond Trust Series I	440,974	1,299,552
Investment Quality Bond Trust Series II	2,588,452	3,667,317
Large Cap Trust Series I	167,503	10,909,800
Large Cap Trust Series II	11,813	1,253,061
Lifestyle Aggressive Trust Series I	48,338	363,625
Lifestyle Aggressive Trust Series II	1,144,518	4,863,565
Lifestyle Balanced Trust Series I	5,482,504	5,107,969
Lifestyle Balanced Trust Series II	35,320,824	100,445,047
Lifestyle Balanced Trust PS Series II	2,114,007	655,662
Lifestyle Conservative Trust Series I	1,818,435	2,643,900
Lifestyle Conservative Trust Series II	35,387,625	38,127,066
Lifestyle Conservative Trust PS Series II	1,858,005	348,852
Lifestyle Growth Trust Series I	1,305,210	2,491,325
Lifestyle Growth Trust Series II	75,531,482	121,082,138
Lifestyle Growth Trust PS Series II	2,964,040	1,405,782
Lifestyle Moderate Trust Series I	1,399,938	2,538,990
Lifestyle Moderate Trust Series II	19,152,364	43,302,274
Lifestyle Moderate Trust PS Series II	3,474,639	474,892
Mid Cap Index Trust Series I	189,581	410,327

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

6.	Purchases and Sales of Investments — (continued)

	Details of Investments
	Purchases	Sales
Sub-account
Mid Cap Index Trust Series II	1,499,270	1,560,300
Mid Cap Stock Trust Series I	129,883	1,637,481
Mid Cap Stock Trust Series II	1,098,290	3,776,777
Mid Value Trust Series I	457,545	731,947
Mid Value Trust Series II	997,440	1,758,123
Money-Market Trust Series I	3,115,331	4,161,087
Money-Market Trust Series II	40,549,086	52,680,316
Money Market Trust B Series NAV	2,101,348	1,805,887
Mutual Shares Trust Series I	73,532	72,080
Natural Resources Trust Series II	3,023,916	4,938,392
PIMCO All Asset (a)	827,291	835,489
Real Estate Securities Trust Series I	209,348	593,059
Real Estate Securities Trust Series II	1,608,930	1,915,150
Real Return Bond Trust Series II	1,279,319	1,971,652
Science & Technology Trust Series I	134,674	1,188,100
Science & Technology Trust Series II	856,521	1,026,015
Short Term Government Income Trust Series I	335,624	1,058,829
Short Term Government Income Trust Series II	859,935	1,807,425
Small Cap Growth Trust Series I	3,193	9,311
Small Cap Growth Trust Series II	715,518	624,117
Small Cap Index Trust Series I	116,645	203,304
Small Cap Index Trust Series II	1,683,693	803,580
Small Cap Opportunities Trust Series I	158,058	284,232
Small Cap Opportunities Trust Series II	145,547	716,952
Small Cap Value Trust Series II	820,919	1,453,338
Small Company Value Trust Series I	61,930	1,032,856
Small Company Value Trust Series II	245,447	2,010,689
Smaller Company Growth Trust Series I	166,125	330,916
Smaller Company Growth Trust Series II	322,652	442,427
Strategic Income Opportunities Trust Series I	691,141	1,444,241
Strategic Income Opportunities Trust Series II	1,050,137	2,531,612
Total Bond Market Trust A Series II	5,627,967	9,051,294
Total Bond Market Trust A Series NAV	494,339	1,198,092
Total Bond Market Trust B Series II	7,545,337	514,040
Total Bond Market Trust B Series NAV	1,174,995	57,820
Total Return Trust Series I	848,135	4,051,521
Total Return Trust Series II	3,267,993	5,261,238
Total Stock Market Index Trust Series I	118,924	104,294
Total Stock Market Index Trust Series II	214,542	1,103,236
Ultra Short Term Bond Trust Series I	10,145	29,805
Ultra Short Term Bond Trust Series II	6,921,585	5,226,740
U.S. Equity Trust Series I	10,676,409	900,058
U.S. Equity Trust Series II	1,256,173	244,753
Utilities Trust Series I	455,986	796,531
Utilities Trust Series II	735,056	1,197,081
Value Trust Series I	303,665	981,464
Value Trust Series II	468,873	802,868

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7. Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
500 Index Trust B Series I	2012	166	$12.63	$2,091	1.75% to 1.40%	3.64%	1.06% to 1.01%

500 Index Trust B Series II	2012	721	12.63 to 12.62	9,124	1.85 to 1.40	2.70	1.07 to 0.99

500 Index Trust B Series NAV	2012	636	12.65 to 11.97	7,796	1.85 to 0.80	1.11	13.67 to 1.20
	2011	555	10.75 to 10.53	5,928	1.85 to 1.40	1.75	0.45 to 0.00
	2010	597	10.71 to 10.53	6,361	1.85 to 1.40	1.75	13.26 to 12.76
	2009	642	9.45 to 9.34	6,043	1.85 to 1.40	2.23	24.59 to 24.03
	2008	669	7.59 to 7.53	5,063	1.85 to 1.40	2.08	(38.07) to (38.35)

500 Index Trust Series I	2012	0	12.00 to 11.84	0	1.75 to 1.40	5.19	12.64 to 12.30
	2011	201	10.66 to 10.54	2,127	1.75 to 1.40	1.37	0.16 to (0.19)
	2010	244	10.64 to 10.56	2,586	1.75 to 1.40	1.36	12.99 to 12.59
	2009	289	9.42 to 9.38	2,708	1.75 to 1.40	1.53	23.99 to 23.56
	2008	464	7.60 to 7.59	3,518	1.75 to 1.40	0.66	(38.08) to (38.30)

500 Index Trust Series II	2012	0	16.30 to 15.54	0	1.85 to 1.40	5.14	12.49 to 12.07
	2011	644	14.49 to 13.87	9,130	1.85 to 1.40	1.27	(0.03) to (0.48)
	2010	750	14.49 to 13.94	10,648	1.85 to 1.40	1.19	12.70 to 12.19
	2009	811	12.86 to 12.42	10,215	1.85 to 1.40	1.48	23.84 to 23.29
	2008	940	10.38 to 10.08	9,531	1.85 to 1.40	0.46	(38.27) to (38.55)

500 Index Trust Series NAV	2012	0	20.07 to 19.55	0	1.55 to 0.80	5.66	13.22 to 12.50
	2011	77	17.73 to 17.38	1,355	1.55 to 0.80	1.83	0.84 to 0.09
	2010	55	17.58 to 17.36	958	1.55 to 0.80	2.19	13.73 to 12.88
	2009	15	15.46 to 15.38	228	1.55 to 0.80	2.98	23.67 to 23.06

Active Bond Trust Series I	2012	183	18.28 to 17.80	3,313	1.75 to 1.40	4.05	8.18 to 7.80
	2011	205	16.90 to 16.51	3,434	1.75 to 1.40	5.08	4.34 to 3.98
	2010	255	16.20 to 15.88	4,099	1.75 to 1.40	7.01	12.27 to 11.87
	2009	336	14.43 to 14.19	4,801	1.75 to 1.40	6.94	23.07 to 22.64
	2008	409	11.72 to 11.57	4,759	1.75 to 1.40	5.02	(11.78) to (12.09)

Active Bond Trust Series II	2012	2,158	18.02 to 17.40	38,255	1.85 to 1.40	3.80	7.95 to 7.46
	2011	2,441	16.69 to 16.2	40,172	1.85 to 1.40	4.68	4.23 to 3.76
	2010	3,013	16.01 to 15.61	47,666	1.85 to 1.40	6.99	12.13 to 11.62
	2009	3,309	14.28 to 13.98	46,780	1.85 to 1.40	7.26	22.65 to 22.10
	2008	3,430	11.64 to 11.45	39,615	1.85 to 1.40	4.80	(11.90) to (12.29)

All Cap Core Trust Series I	2012	174	20.17 to 8.74	3,052	1.75 to 1.40	1.12	14.94 to 14.54
	2011	186	17.55 to 7.63	2,861	1.75 to 1.40	0.95	(0.98) to (1.33)
	2010	223	17.73 to 7.73	3,461	1.75 to 1.40	0.99	11.47 to 11.08
	2009	283	15.90 to 6.96	3,792	1.75 to 1.40	1.60	26.68 to 26.24
	2008	330	12.55 to 5.51	3,536	1.75 to 1.40	1.59	(40.47) to (40.68)

All Cap Core Trust Series II	2012	59	18.11 to 17.27	1,028	1.85 to 1.40	0.94	14.75 to 14.23
	2011	63	15.78 to 15.11	962	1.85 to 1.40	0.77	(1.25) to (1.69)
	2010	72	15.98 to 15.37	1,116	1.85 to 1.40	0.82	11.25 to 10.75
	2009	78	14.37 to 13.88	1,083	1.85 to 1.40	1.39	26.48 to 25.91
	2008	86	11.36 to 11.03	948	1.85 to 1.40	1.30	(40.59) to (40.86)

All Cap Value Trust Series I	2012	66	17.58 to 14.41	1,208	1.75 to 0.80	0.78	10.06 to 9.02
	2011	80	16.13 to 13.09	1,303	1.75 to 0.80	0.31	(4.96) to (5.86)
	2010	99	17.13 to 13.78	1,725	1.75 to 0.80	0.35	17.41 to 16.3
	2009	121	14.73 to 11.73	1,807	1.75 to 0.80	0.53	24.41 to 20.78
	2008	141	12.16 to 11.84	1,689	1.75 to 1.40	0.73	(29.78) to (30.02)

All Cap Value Trust Series II	2012	200	19.54 to 18.63	3,763	1.85 to 1.40	0.60	9.08 to 8.59
	2011	233	17.92 to 17.16	4,001	1.85 to 1.40	0.14	(5.73) to (6.16)
	2010	272	19.01 to 18.28	4,998	1.85 to 1.40	0.15	16.49 to 15.97
	2009	300	16.31 to 15.76	4,735	1.85 to 1.40	0.31	24.65 to 24.09
	2008	348	13.09 to 12.70	4,414	1.85 to 1.40	0.54	(29.86) to (30.18)

American Asset Allocation Trust Series I	2012	539	13.24 to 12.98	7,124	1.75 to 1.40	1.54	14.14 to 13.74
	2011	591	11.60 to 11.41	6,835	1.75 to 1.40	1.38	(0.49) to (0.83)
	2010	711	11.65 to 11.50	8,268	1.75 to 1.40	1.46	10.50 to 10.11
	2009	924	10.55 to 10.45	9,735	1.75 to 1.40	1.86	20.11 to 19.83

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
American Asset Allocation Trust Series II	2012	7,592	$12.79 to $12.63	$99,319	1.90% to 1.00%	1.39%	13.31% to 1.02%
	2011	8,339	11.69 to 11.29	95,874	1.90 to 1.15	1.31	(0.30) to (1.04)
	2010	9,291	11.73 to 11.41	107,550	1.90 to 1.15	1.46	10.62 to 9.80
	2009	9,658	10.60 to 10.39	101,401	1.90 to 1.15	2.03	21.86 to 20.95
	2008	7,029	8.70 to 8.59	60,763	1.90 to 1.15	3.04	(30.64) to (31.16)

American Blue-Chip Income & Growth Trust Series II	2012	0	18.51 to 17.73	0	1.85 to 1.40	0.00	10.78 to 10.36
	2011	459	16.71 to 16.07	7,559	1.85 to 1.40	1.07	(2.81) to (3.25)
	2010	556	17.19 to 16.61	9,435	1.85 to 1.40	1.12	10.20 to 9.70
	2009	645	15.60 to 15.14	9,945	1.85 to 1.40	1.38	25.36 to 24.80
	2008	764	12.44 to 12.13	9,405	1.85 to 1.40	3.95	(37.64) to (37.93)

American Blue Chip Income & Growth Trust Series III	2012	0	13.19 to 12.73	0	1.55 to 0.80	0.01	11.79 to 11.09
	2011	47	11.80 to 11.46	555	1.55 to 0.80	2.02	(1.74) to (2.47)
	2010	31	12.01 to 11.75	365	1.55 to 0.80	2.76	11.39 to 10.56
	2009	8	10.78 to 10.63	90	1.55 to 0.80	4.73	26.15 to 25.53

American Global Growth Trust Series II	2012	902	12.78 to 12.75	11,767	1.90 to 1.00	0.33	19.69 to 2.00
	2011	1,022	11.05 to 10.67	11,099	1.90 to 1.15	0.74	(10.44) to (11.11)
	2010	1,146	12.34 to 12.01	13,942	1.90 to 1.15	0.94	9.90 to 9.08
	2009	1,204	11.23 to 11.01	13,373	1.90 to 1.15	0.87	39.80 to 38.76
	2008	1,289	8.03 to 7.93	10,289	1.90 to 1.15	2.58	(39.39) to (39.84)

American Global Small Capitalization Trust Series II	2012	388	12.90 to 10.44	4,151	1.90 to 1.00	0.71	15.27 to 3.18
	2011	435	9.38 to 9.05	4,005	1.90 to 1.15	0.71	(20.54) to (21.14)
	2010	455	11.80 to 11.48	5,292	1.90 to 1.15	1.12	20.46 to 19.56
	2009	497	9.80 to 9.6	4,817	1.90 to 1.15	0.00	58.60 to 57.42
	2008	533	6.18 to 6.10	3,272	1.90 to 1.15	1.36	(54.33) to (54.67)

American Global Small Capitalization Trust Series III	2012	1	11.79 to 11.36	12	1.55 to 0.80	1.22	17.23 to 16.35
	2011	1	10.06 to 9.77	12	1.55 to 0.80	1.40	(19.88) to (20.48)
	2010	1	12.55 to 12.28	10	1.55 to 0.80	1.61	21.52 to 20.62
	2009	1	10.33 to 10.18	9	1.55 to 0.80	0.00	37.43 to 36.75

American Growth Trust Series II	2012	5,926	20.71 to 12.72	116,402	1.90 to 1.00	0.25	15.02 to 1.72
	2011	6,866	18.00 to 11.79	117,106	1.90 to 1.15	0.08	(5.88) to (6.58)
	2010	7,523	19.27 to 12.53	137,649	1.90 to 1.15	0.19	16.79 to 15.92
	2009	8,519	16.63 to 10.73	134,439	1.90 to 1.15	0.08	37.09 to 36.07
	2008	9,718	12.22 to 7.83	112,969	1.90 to 1.15	1.71	(44.92) to (45.33)

American Growth Trust Series III	2012	29	13.51 to 13.02	388	1.55 to 0.80	0.74	16.94 to 16.06
	2011	30	11.55 to 11.22	345	1.55 to 0.80	0.66	(5.06) to (5.76)
	2010	21	12.17 to 11.91	254	1.55 to 0.80	1.18	17.74 to 16.86
	2009	4	10.34 to 10.19	44	1.55 to 0.80	1.62	24.36 to 23.75

American Growth-Income Trust Series I	2012	376	19.34 to 18.70	7,198	1.75 to 1.40	1.30	15.52 to 15.11
	2011	404	16.74 to 16.24	6,692	1.75 to 1.40	1.05	(3.45) to (3.79)
	2010	505	17.34 to 16.88	8,666	1.75 to 1.40	1.07	9.51 to 9.13
	2009	592	15.84 to 15.47	9,282	1.75 to 1.40	1.08	26.38 to 26.08

American Growth-Income Trust Series II	2012	6,197	18.32 to 12.65	110,208	1.90 to 1.00	1.14	14.73 to 1.23
	2011	6,771	15.97 to 11.67	104,382	1.90 to 1.15	1.01	(3.36) to (4.08)
	2010	7,611	16.65 to 12.08	122,473	1.90 to 1.15	0.97	9.57 to 8.76
	2009	8,246	15.31 to 11.02	121,878	1.90 to 1.15	1.08	29.17 to 28.21
	2008	8,827	11.94 to 8.53	101,639	1.90 to 1.15	1.92	(38.88) to (39.34)

American Growth-Income Trust Series III	2012	51	13.62 to 13.13	691	1.55 to 0.80	4.43	16.57 to 15.69
	2011	12	11.68 to 11.35	146	1.55 to 0.80	2.58	(2.53) to (3.26)
	2010	2	11.99 to 11.73	21	1.55 to 0.80	1.55	10.55 to 9.72
	2009	2	10.84 to 10.69	18	1.55 to 0.80	2.25	23.59 to 22.98

American High-Income Bond Trust Series II	2012	381	14.89 to 12.57	5,791	1.90 to 1.00	6.50	10.84 to 0.57
	2011	383	13.91 to 13.43	5,229	1.90 to 1.15	7.43	0.17 to (0.58)
	2010	375	13.88 to 13.51	5,127	1.90 to 1.15	7.28	13.22 to 12.37
	2009	356	12.26 to 12.02	4,312	1.90 to 1.15	7.04	36.84 to 35.81
	2008	276	8.96 to 8.85	2,454	1.90 to 1.15	6.87	(25.26) to (25.82)

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
American High-Income Bond Trust Series III	2012	16	$17.46 to $16.83	$273	1.55% to 0.80%	6.73%	12.63% to 11.79%
	2011	17	15.50 to 15.06	267	1.55 to 0.80	7.26	1.03 to 0.28
	2010	18	15.34 to 15.02	274	1.55 to 0.80	8.48	14.06 to 13.21
	2009	7	13.45 to 13.26	98	1.55 to 0.80	23.21	26.17 to 25.55

American International Trust Series II	2012	2,992	24.67 to 12.75	65,524	1.90 to 1.00	0.91	15.04 to 1.99
	2011	3,467	21.44 to 11.17	66,060	1.90 to 1.15	1.26	(15.36) to (15.99)
	2010	3,471	25.53 to 13.20	79,177	1.90 to 1.15	1.47	5.46 to 4.67
	2009	3,654	24.39 to 12.52	79,898	1.90 to 1.15	0.91	40.78 to 39.73
	2008	4,271	17.45 to 8.89	67,146	1.90 to 1.15	3.75	(43.13) to (43.56)

American International Trust Series III	2012	30	12.21 to 11.77	368	1.55 to 0.80	1.43	17.00 to 16.12
	2011	31	10.44 to 10.14	319	1.55 to 0.80	2.19	(14.73) to (15.37)
	2010	18	12.24 to 11.98	222	1.55 to 0.80	3.41	6.40 to 5.60
	2009	4	11.51 to 11.35	42	1.55 to 0.80	4.91	30.60 to 29.96

American New World Trust Series II	2012	404	13.56 to 12.84	5,604	1.90 to 1.00	0.43	14.90 to 2.71
	2011	437	12.22 to 11.80	5,256	1.90 to 1.15	1.08	(15.38) to (16.02)
	2010	468	14.44 to 14.05	6,675	1.90 to 1.15	1.14	15.85 to 14.98
	2009	391	12.47 to 12.22	4,826	1.90 to 1.15	1.19	47.11 to 46.02
	2008	320	8.48 to 8.37	2,693	1.90 to 1.15	2.39	(43.32) to (43.74)

American New World Trust Series III	2012	1	13.54 to 13.05	16	1.55 to 0.80	0.62	16.77 to 15.89
	2011	2	11.60 to 11.26	22	1.55 to 0.80	2.54	(14.71) to (15.34)

Balanced Trust Series I	2012	0	17.95 to 17.55	0	1.55 to 0.80	4.33	8.33 to 8.07
	2011	2	16.57 to 16.24	29	1.55 to 0.80	1.86	0.21 to (0.54)

Blue Chip Growth Trust Series I	2012	725	28.19 to 12.73	17,863	1.75 to 1.40	0.09	16.66 to 16.25
	2011	914	24.16 to 10.95	18,318	1.75 to 1.40	0.01	0.03 to (0.32)
	2010	1,103	24.16 to 10.99	22,002	1.75 to 1.40	0.08	14.54 to 14.14
	2009	1,322	21.09 to 9.63	22,583	1.75 to 1.40	0.15	40.91 to 40.42
	2008	1,661	14.97 to 6.86	19,671	1.75 to 1.40	0.31	(43.34) to (43.54)

Blue Chip Growth Trust Series II	2012	903	17.39 to 12.61	15,933	1.90 to 1.00	0.00	15.86 to 0.85
	2011	1,018	15.01 to 13.46	15,490	1.90 to 1.15	0.00	0.09 to (0.66)
	2010	1,175	15.11 to 13.45	17,962	1.90 to 1.15	0.05	14.61 to 13.76
	2009	1,287	13.28 to 11.73	17,230	1.90 to 1.15	0.09	40.93 to 39.88
	2008	1,373	9.50 to 8.32	13,138	1.90 to 1.15	0.14	(43.29) to (43.71)

Bond PS Series II	2012	1	13.17 to 13.09	7	2.00 to 0.80	1.11	4.82 to 3.56
	2011	9	12.64 to 12.56	119	2.00 to 0.80	1.51	1.11 to 0.50

Bond Trust Series I	2012	71	13.27 to 13.15	936	1.55 to 0.80	2.86	5.48 to 4.69
	2011	66	12.58 to 12.56	827	1.55 to 0.80	3.64	0.64 to 0.51

Bond Trust Series II	2012	6,209	13.07 to 12.46	81,455	1.90 to 1.00	2.52	4.11 to (0.35)
	2011	6,556	12.57 to 12.55	82,344	1.90 to 1.15	3.37	0.55 to 0.42

Capital Appreciation Trust Series I	2012	901	11.18 to 10.71	9,990	1.75 to 1.40	0.15	14.36 to 13.96
	2011	1,056	9.78 to 9.40	10,225	1.75 to 1.40	0.07	(1.31) to (1.66)
	2010	1,257	9.91 to 9.56	12,339	1.75 to 1.40	0.15	10.28 to 9.89
	2009	791	8.98 to 8.7	7,034	1.75 to 1.40	0.25	40.31 to 39.82
	2008	966	6.40 to 6.22	6,119	1.75 to 1.40	0.43	(38.10) to (38.32)

Capital Appreciation Trust Series II	2012	488	16.53 to 12.68	8,227	1.90 to 1.00	0.06	13.65 to 1.45
	2011	558	14.54 to 13.17	8,267	1.90 to 1.15	0.03	(1.31) to (2.05)
	2010	688	14.85 to 13.35	10,382	1.90 to 1.15	0.02	10.30 to 9.48
	2009	601	13.56 to 12.10	8,267	1.90 to 1.15	0.05	40.42 to 39.37
	2008	642	9.73 to 8.62	6,326	1.90 to 1.15	0.22	(38.08) to (38.54)

Capital Appreciation Value Trust Series II	2012	1,438	14.56 to 12.63	21,235	1.90 to 1.00	1.24	12.33 to 1.05
	2011	1,568	13.32 to 12.97	20,553	1.90 to 1.15	1.17	1.70 to 0.94
	2010	1,706	13.09 to 12.85	22,084	1.90 to 1.15	1.30	12.34 to 11.5
	2009	1,848	11.65 to 11.52	21,392	1.90 to 1.15	2.11	28.35 to 27.39
	2008	908	9.08 to 9.04	8,220	1.90 to 1.15	1.55	(27.36) to (27.65)

Core Allocation Plus Trust Series II	2012	701	12.67 to 12.33	8,820	1.90 to 1.00	1.16	11.20 to 1.39
	2011	762	11.38 to 11.09	8,573	1.90 to 1.15	1.13	(3.63) to (4.35)
	2010	777	11.81 to 11.59	9,097	1.90 to 1.15	0.93	9.03 to 8.21
	2009	776	10.84 to 10.71	8,364	1.90 to 1.15	1.62	23.67 to 22.74
	2008	326	8.76 to 8.73	2,847	1.90 to 1.15	1.01	(29.91) to (30.19)

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Core Allocation Trust Series I	2012	0	$17.29 to $16.91	$0	1.55% to 0.80%	0.50%	8.67% to 8.40%
	2011	3	15.91 to 15.60	53	1.55 to 0.80	3.54	(2.27) to (3.00)
	2010	4	16.28 to 16.08	59	1.55 to 0.80	2.55	10.12 to 9.30
	2009	3	14.79 to 14.71	45	1.55 to 0.80	8.43	18.30 to 17.71

Core Allocation Trust Series II	2012	0	17.38 to 14.67	0	2.10 to 1.15	0.19	8.48 to 8.15
	2011	559	16.02 to 13.57	8,898	2.10 to 1.15	3.64	(2.81) to (3.73)
	2010	471	16.49 to 14.09	7,738	2.10 to 1.15	3.00	9.46 to 12.73
	2009	174	15.06 to 14.99	2,613	1.90 to 1.15	6.98	20.5 to 19.89

Core Balanced Trust Series I	2012	0	17.85 to 17.45	0	1.55 to 0.80	5.48	8.29 to 8.03
	2011	2	16.48 to 16.16	36	1.55 to 0.80	0.31	0.35 to (0.40)
	2010	11	16.42 to 16.22	184	1.55 to 0.80	2.07	11.30 to 10.47
	2009	7	14.75 to 14.68	110	1.55 to 0.80	3.52	18.04 to 17.46

Core Balanced Trust Series II	2012	0	17.98 to 15.01	0	2.10 to 1.15	5.12	8.12 to 7.78
	2011	1,021	16.63 to 13.93	16,866	2.10 to 1.15	1.60	(0.26) to (1.20)
	2010	840	16.68 to 14.10	13,942	2.10 to 1.15	2.11	10.77 to 12.80
	2009	317	15.05 to 14.98	4,769	1.90 to 1.15	3.10	20.43 to 19.83

Core Balanced Strategy Trust Series NAV	2012	0	15.89	0	1.60	0.00	5.86
	2011	13	15.01	193	1.60	2.33	0.66
	2010	15	14.91	225	1.60	2.77	9.07
	2009	2	13.67	25	1.60	6.55	9.37

Core Bond Trust Series II	2012	73	17.26 to 16.67	1,235	1.85 to 1.40	2.58	4.78 to 4.31
	2011	62	16.47 to 15.99	1,007	1.85 to 1.40	3.08	6.54 to 6.06
	2010	59	15.46 to 15.07	900	1.85 to 1.40	2.28	5.44 to 4.96
	2009	64	14.66 to 14.36	923	1.85 to 1.40	2.01	8.08 to 7.60
	2008	53	13.57 to 13.34	711	1.85 to 1.40	5.88	1.71 to 1.25

Core Disciplined Diversification Trust Series II	2012	0	17.90 to 14.76	0	2.10 to 1.15	0.00	7.97 to 7.64
	2011	887	16.58 to 13.71	14,560	2.10 to 1.15	2.10	(3.09) to (4.01)
	2010	746	17.11 to 14.28	12,675	2.10 to 1.15	2.76	10.92 to 14.27
	2009	311	15.42 to 15.34	4,788	1.90 to 1.15	4.82	23.37 to 22.75

Core Fundamental Holdings Trust Series II	2012	1,438	14.91 to 14.79	24,761	2.10 to 0.35	1.82	10.42 to 8.50
	2011	1,404	13.63 to 13.51	22,128	2.10 to 0.35	1.89	0.17 to (1.57)
	2010	1,288	13.85 to 13.48	20,482	2.10 to 0.35	2.24	7.43 to 10.81
	2009	501	14.73 to 14.66	7,363	1.90 to 1.15	2.72	17.86 to 17.27

Core Fundamental Holdings Trust Series III	2012	6	17.47 to 17.00	105	1.55 to 0.80	4.21	10.29 to 9.46
	2011	2	15.84 to 15.53	30	1.55 to 0.80	2.19	0.18 to (0.56)
	2010	1	15.81 to 15.62	20	1.55 to 0.80	5.86	9.20 to 8.38
	2009	0	14.48 to 14.41	3	1.55 to 0.80	8.68	15.85 to 15.28

Core Global Diversification Trust Series II	2012	1,239	14.76 to 14.54	21,237	2.10 to 0.35	7.73	12.50 to 10.54
	2011	1,355	13.35 to 12.92	20,868	2.10 to 0.35	1.91	(4.09) to (5.75)
	2010	1,353	14.16 to 13.47	21,940	2.10 to 0.35	2.17	7.98 to 13.30
	2009	880	15.23 to 15.15	13,364	1.90 to 1.15	3.12	21.83 to 21.22

Core Global Diversification Trust Series III	2012	14	17.36 to 16.89	233	1.55 to 0.80	10.44	12.44 to 11.59
	2011	11	15.44 to 15.14	165	1.55 to 0.80	2.48	(4.13) to (4.84)
	2010	10	16.11 to 15.91	158	1.55 to 0.80	3.94	7.84 to 7.03
	2009	0	14.94 to 14.86	3	1.55 to 0.80	8.00	19.48 to 18.90

Core Strategy Trust Series II	2012	3,777	15.25 to 12.62	55,605	2.10 to 1.00	2.48	9.93 to 0.99
	2011	4,061	13.88 to 13.36	54,036	2.10 to 1.15	1.96	(1.13) to (2.07)
	2010	4,192	14.17 to 13.51	56,653	2.10 to 1.15	2.09	10.89 to 13.36
	2009	4,217	12.19 to 12.12	51,522	1.90 to 1.15	1.89	20.26 to 19.36
	2008	3,461	10.15 to 10.13	35,248	1.90 to 1.15	1.22	(27.32) to (27.86)

Core Strategy Trust Series NAV	2012	43	17.48 to 12.83	680	1.60 to 1.20	3.13	11.23 to 2.67
	2011	27	15.72 to 15.72	423	1.20 to 1.20	2.14	(1.01) to (1.01)
	2010	30	15.88 to 15.88	472	1.20 to 1.20	2.38	11.22 to 14.16
	2009	30	14.27 to 14.27	424	1.20 to 1.20	3.01	14.20 to 10.40

Disciplined Diversification Trust Series II	2012	612	13.35 to 12.68	8,348	1.90 to 1.00	2.15	10.47 to 1.44
	2011	683	12.41 to 12.08	8,390	1.90 to 1.15	1.92	(3.40) to (4.12)
	2010	704	12.84 to 12.60	8,972	1.90 to 1.15	1.41	11.89 to 11.05
	2009	719	11.48 to 11.35	8,210	1.90 to 1.15	2.26	25.51 to 24.57
	2008	406	9.15 to 9.11	3,706	1.90 to 1.15	1.89	(26.83) to (27.13)

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
DWS Equity 500 Index (a)	2012	199	$22.65 to $21.63	$4,412	1.85% to 1.40%	1.34%	13.65% to 13.13%
	2011	205	19.93 to 19.12	4,013	1.85 to 1.40	1.29	0.02 to (0.43)
	2010	216	19.93 to 19.20	4,243	1.85 to 1.40	1.50	12.70 to 12.20
	2009	223	17.68 to 17.11	3,883	1.85 to 1.40	2.48	24.04 to 23.49
	2008	229	14.25 to 13.86	3,223	1.85 to 1.40	2.01	(38.24) to (38.51)

Equity-Income Trust Series I	2012	747	36.99 to 20.19	24,700	1.75 to 1.40	2.00	15.72 to 15.32
	2011	881	31.96 to 17.51	24,823	1.75 to 1.40	1.72	(2.19) to (2.53)
	2010	1,009	32.68 to 17.96	29,280	1.75 to 1.40	1.86	13.52 to 13.12
	2009	1,177	28.79 to 15.88	29,467	1.75 to 1.40	2.12	23.97 to 23.54
	2008	1,451	23.22 to 12.85	28,858	1.75 to 1.40	2.28	(36.86) to (37.08)

Equity-Income Trust Series II	2012	1,462	16.77 to 12.70	25,099	1.90 to 1.00	1.84	14.96 to 1.57
	2011	1,638	14.59 to 12.23	24,410	1.90 to 1.15	1.63	(2.14) to (2.87)
	2010	1,620	15.02 to 12.50	24,675	1.90 to 1.15	1.65	13.60 to 12.75
	2009	1,793	13.32 to 11.00	24,196	1.90 to 1.15	1.96	24.11 to 23.18
	2008	1,833	10.81 to 8.86	20,119	1.90 to 1.15	2.14	(36.89) to (37.37)

Financial Services Trust Series I	2012	33	14.14 to 13.57	458	1.75 to 1.40	0.72	16.40 to 15.99
	2011	43	12.14 to 11.70	512	1.75 to 1.40	1.38	(10.77) to (11.08)
	2010	63	13.61 to 13.16	843	1.75 to 1.40	0.31	10.69 to 10.31
	2009	75	12.29 to 11.93	912	1.75 to 1.40	0.74	39.44 to 38.95
	2008	73	8.82 to 8.58	631	1.75 to 1.40	0.76	(45.43) to (45.62)

Financial Services Trust Series II	2012	261	14.43 to 12.75	3,771	1.90 to 1.00	0.62	15.59 to 2.01
	2011	293	12.48 to 9.99	3,643	1.90 to 1.15	1.43	(10.69) to (11.36)
	2010	338	14.08 to 11.18	4,735	1.90 to 1.15	0.14	10.72 to 9.90
	2009	349	12.82 to 10.1	4,423	1.90 to 1.15	0.56	39.37 to 38.33
	2008	294	9.26 to 7.25	2,733	1.90 to 1.15	0.63	(45.39) to (45.80)

Founding Allocation Trust Series II	2012	7,018	21.51 to 11.57	82,897	1.90 to 0.35	2.78	15.62 to 13.83
	2011	7,857	18.61 to 10.16	81,210	1.90 to 0.35	2.63	(2.05) to (3.55)
	2010	8,711	18.99 to 10.54	93,003	1.90 to 0.35	3.46	9.45 to 8.36
	2009	9,836	9.92 to 9.72	96,556	1.90 to 1.15	3.91	29.62 to 28.66
	2008	10,027	7.65 to 7.56	76,269	1.90 to 1.15	3.04	(36.29) to (36.77)

Fundamental All Cap Core Trust Series II	2012	360	20.96 to 20.07	7,419	1.85 to 1.40	0.58	21.59 to 21.04
	2011	381	17.24 to 16.58	6,464	1.85 to 1.40	0.84	(3.64) to (4.07)
	2010	424	17.89 to 17.29	7,484	1.85 to 1.40	0.93	17.56 to 17.03
	2009	467	15.22 to 14.77	7,022	1.85 to 1.40	1.18	26.24 to 25.67
	2008	514	12.06 to 11.75	6,135	1.85 to 1.40	0.63	(44.03) to (44.29)

Fundamental Holdings Trust Series II	2012	5,845	12.60 to 12.22	72,933	1.90 to 1.00	1.54	10.34 to 0.79
	2011	6,508	11.43 to 11.08	73,264	1.90 to 1.15	1.33	(2.33) to (3.06)
	2010	6,974	11.70 to 11.43	80,652	1.90 to 1.15	1.39	8.93 to 8.12
	2009	7,422	10.74 to 10.57	79,090	1.90 to 1.15	1.66	25.23 to 24.30
	2008	5,408	8.58 to 8.50	46,181	1.90 to 1.15	5.92	(31.76) to (32.27)

Fundamental Large Cap Value Trust Series II	2012	147	16.87 to 16.22	2,448	1.85 to 1.40	1.08	22.49 to 21.94
	2011	151	13.77 to 13.31	2,064	1.85 to 1.40	0.76	0.22 to (0.23)
	2010	165	13.74 to 13.34	2,249	1.85 to 1.40	1.70	11.54 to 11.04
	2009	183	12.32 to 12.01	2,245	1.85 to 1.40	1.90	22.77 to 22.22
	2008	207	10.04 to 9.83	2,062	1.85 to 1.40	2.13	(42.18) to (42.44)

Fundamental Value Trust Series I	2012	1,495	14.88 to 12.89	23,189	1.75 to 0.80	0.90	12.47 to 11.40
	2011	1,709	13.36 to 11.46	23,527	1.75 to 0.80	0.77	(4.55) to (5.45)
	2010	2,046	14.13 to 12.01	29,715	1.75 to 0.80	1.09	12.20 to 11.14
	2009	2,371	12.71 to 10.7	30,866	1.75 to 0.80	0.91	29.49 to 24.99
	2008	2,965	10.08 to 9.82	29,695	1.75 to 1.40	3.25	(40.17) to (40.38)

Fundamental Value Trust Series II	2012	1,922	15.86 to 12.75	30,725	1.90 to 1.00	0.72	11.04 to 2.00
	2011	2,185	14.28 to 11.54	31,372	1.90 to 1.15	0.60	(5.08) to (5.79)
	2010	2,527	15.16 to 12.16	38,467	1.90 to 1.15	0.90	11.59 to 10.76
	2009	2,813	13.69 to 10.9	38,515	1.90 to 1.15	0.73	30.08 to 29.11
	2008	2,935	10.60 to 8.38	30,995	1.90 to 1.15	0.68	(40.15) to (40.60)

Global Bond Trust Series I	2012	77	24.53 to 16.42	2,748	1.75 to 0.80	6.79	6.17 to 5.16
	2011	96	23.33 to 15.47	3,148	1.75 to 0.80	5.88	8.22 to 7.19
	2010	131	21.76 to 14.30	3,817	1.75 to 0.80	3.37	9.43 to 8.39
	2009	155	20.08 to 13.06	4,111	1.75 to 0.80	12.54	17.11 to 13.39
	2008	206	27.85 to 17.71	4,729	1.75 to 1.40	0.63	(5.81) to (6.14)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Global Bond Trust Series II	2012	710	$22.56 to $12.37	$15,861	1.90% to 1.00%	7.01%	4.79% to (1.06)%
	2011	780	21.53 to 17.23	16,608	1.90 to 1.15	5.98	7.61 to 6.81
	2010	937	20.15 to 16.02	18,637	1.90 to 1.15	3.24	8.86 to 8.05
	2009	1,016	18.65 to 14.71	18,682	1.90 to 1.15	11.87	13.82 to 12.97
	2008	1,046	16.51 to 12.92	17,079	1.90 to 1.15	0.58	(5.75) to (6.46)

Global Diversification Trust Series II	2012	3,840	12.68 to 12.29	48,086	1.90 to 1.00	1.53	13.37 to 1.48
	2011	4,183	11.18 to 10.84	46,024	1.90 to 1.15	1.65	(7.61) to (8.30)
	2010	4,572	12.10 to 11.82	54,657	1.90 to 1.15	1.80	11.01 to 10.19
	2009	5,088	10.90 to 10.73	54,994	1.90 to 1.15	1.78	34.73 to 33.73
	2008	4,707	8.09 to 8.02	37,908	1.90 to 1.15	5.46	(35.60) to (36.09)

Global Trust Series I	2012	274	14.42 to 13.35	8,009	1.75 to 0.80	2.14	20.77 to 19.62
	2011	314	12.05 to 11.06	7,575	1.75 to 0.80	1.93	(6.75) to (7.63)
	2010	361	13.05 to 11.86	9,356	1.75 to 0.80	1.52	6.90 to 5.89
	2009	408	12.32 to 11.09	9,789	1.75 to 0.80	1.61	29.09 to 27.06
	2008	486	19.74 to 9.55	8,860	1.75 to 1.40	1.86	(40.39) to (40.60)

Global Trust Series II	2012	262	17.04 to 16.24	4,392	1.85 to 1.40	1.97	19.81 to 19.27
	2011	305	14.22 to 13.62	4,280	1.85 to 1.40	1.81	(7.52) to (7.94)
	2010	330	15.38 to 14.79	5,009	1.85 to 1.40	1.34	6.06 to 5.58
	2009	352	14.50 to 14.01	5,046	1.85 to 1.40	1.44	29.28 to 28.70
	2008	386	11.22 to 10.89	4,288	1.85 to 1.40	1.68	(40.48) to (40.75)

Health Sciences Trust Series I	2012	80	29.44 to 28.26	2,304	1.75 to 1.40	0.00	30.11 to 29.65
	2011	84	22.63 to 21.8	1,861	1.75 to 1.40	0.00	9.03 to 8.65
	2010	99	20.75 to 20.06	2,017	1.75 to 1.40	0.00	14.09 to 13.69
	2009	134	18.19 to 17.64	2,396	1.75 to 1.40	0.00	29.98 to 29.53
	2008	141	13.99 to 13.62	1,940	1.75 to 1.40	0.00	(30.88) to (31.12)

Health Sciences Trust Series II	2012	313	30.23 to 12.57	9,405	1.90 to 1.00	0.00	29.16 to 0.52
	2011	284	23.40 to 17.42	6,568	1.90 to 1.15	0.00	9.13 to 8.32
	2010	320	21.61 to 15.96	6,838	1.90 to 1.15	0.00	14.15 to 13.30
	2009	345	19.07 to 13.98	6,464	1.90 to 1.15	0.00	30.05 to 29.08
	2008	394	14.77 to 10.75	5,751	1.90 to 1.15	0.00	(30.86) to (31.38)

High Yield Trust Series I	2012	109	23.95 to 19.65	2,401	1.75 to 1.40	7.78	17.33 to 16.92
	2011	129	20.41 to 16.81	2,402	1.75 to 1.40	7.79	(0.50) to (0.85)
	2010	176	20.52 to 16.95	3,254	1.75 to 1.40	35.43	12.20 to 11.81
	2009	237	18.28 to 15.16	3,896	1.75 to 1.40	10.85	52.37 to 51.84
	2008	322	12.00 to 9.99	3,433	1.75 to 1.40	7.94	(30.50) to (30.75)

High Yield Trust Series II	2012	314	22.70 to 12.64	7,170	1.90 to 1.00	7.41	16.62 to 1.09
	2011	354	19.46 to 15.75	6,915	1.90 to 1.15	8.34	(0.48) to (1.22)
	2010	385	19.70 to 15.83	7,614	1.90 to 1.15	36.39	12.24 to 11.40
	2009	508	17.69 to 14.1	8,953	1.90 to 1.15	11.26	52.59 to 51.46
	2008	513	11.68 to 9.24	5,991	1.90 to 1.15	8.22	(30.51) to (31.03)

International Core Trust Series I	2012	102	11.51 to 11.24	1,468	1.75 to 0.80	2.71	14.13 to 13.04
	2011	132	10.08 to 9.94	1,652	1.75 to 0.80	2.24	(10.29) to (11.14)
	2010	151	11.24 to 11.19	2,107	1.75 to 0.80	1.81	8.70 to 7.68
	2009	180	10.39 to 10.34	2,336	1.75 to 0.80	2.45	24.01 to 16.58
	2008	215	12.35 to 8.91	2,367	1.75 to 1.40	5.00	(39.48) to (39.69)

International Core Trust Series II	2012	84	15.81 to 12.90	1,362	1.90 to 1.00	2.39	12.65 to 3.23
	2011	113	14.04 to 10.03	1,609	1.90 to 1.15	2.19	(10.83) to (11.50)
	2010	112	15.86 to 11.25	1,800	1.90 to 1.15	1.64	8.13 to 7.32
	2009	126	14.78 to 10.4	1,878	1.90 to 1.15	2.21	17.17 to 16.29
	2008	124	12.71 to 8.88	1,590	1.90 to 1.15	4.53	(39.48) to (39.93)

International Equity Index Trust A Series I	2012	0	17.89 to 17.37	0	1.75 to 1.40	2.43	9.58 to 9.26
	2011	92	16.33 to 15.90	1,491	1.75 to 1.40	2.88	(15.43) to (15.73)
	2010	115	19.31 to 18.86	2,206	1.75 to 1.40	2.61	9.33 to 8.95
	2009	51	17.66 to 17.31	895	1.75 to 1.40	12.53	35.94 to 35.46
	2008	64	12.99 to 12.78	816	1.75 to 1.40	1.94	(45.32) to (45.51)

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
International Equity Index Trust A Series II	2012	0	$16.85 to $12.72	$0	1.90% to 1.15%	2.92%	9.63% to 8.93%
	2011	281	15.47 to 11.60	4,380	1.90 to 1.15	2.87	(15.40) to (16.03)
	2010	307	18.42 to 13.72	5,688	1.90 to 1.15	2.20	9.73 to 9.18
	2009	146	17.45 to 17.01	2,514	1.85 to 1.40	12.09	35.57 to 34.96
	2008	178	12.87 to 12.60	2,266	1.85 to 1.40	1.89	(45.42) to (45.67)

International Equity Index Trust B Series I	2012	81	13.22 to 13.21	1,068	1.75 to 1.40	6.96	5.78 to 5.72

International Equity Index Trust B Series II	2012	323	13.21 to 12.90	4,274	1.90 to 1.00	6.11	5.66 to 3.23

International Equity Index Trust B Series NAV	2012	225	10.71 to 10.44	2,386	1.85 to 1.40	1.24	16.12 to 15.59
	2011	239	9.22 to 9.03	2,189	1.85 to 1.40	3.28	(15.18) to (15.57)
	2010	265	10.87 to 10.69	2,866	1.85 to 1.40	2.56	9.89 to 9.40
	2009	278	9.89 to 9.78	2,734	1.85 to 1.40	3.78	36.87 to 36.26
	2008	308	7.23 to 7.17	2,216	1.85 to 1.40	2.59	(45.16) to (45.41)

International Growth Stock Series II	2012	188	12.97 to 12.72	2,438	1.90 to 1.00	3.02	3.73 to 1.78

International Opportunities Trust Series II	2012	0	13.89 to 10.40	0	1.90 to 1.15	1.97	7.06 to 6.39
	2011	196	13.06 to 9.72	2,490	1.90 to 1.15	0.68	(17.09) to (17.70)
	2010	234	15.87 to 11.72	3,620	1.90 to 1.15	1.17	12.10 to 11.26
	2009	265	14.26 to 10.46	3,655	1.90 to 1.15	0.88	35.70 to 34.68
	2008	227	10.59 to 7.71	2,323	1.90 to 1.15	0.94	(51.23) to (51.60)

International Small Company Trust Series I	2012	132	14.68 to 14.25	1,901	1.75 to 0.80	1.29	18.23 to 17.11
	2011	157	12.42 to 12.17	1,924	1.75 to 0.80	1.50	(16.89) to (17.68)
	2010	204	14.94 to 14.78	3,024	1.75 to 0.80	2.49	21.72 to 20.58
	2009	270	12.27 to 12.26	3,316	1.75 to 0.80	0.78	(1.80) to (1.93)

International Small Company Trust Series II	2012	304	14.10 to 12.96	4,329	1.90 to 1.00	1.11	16.75 to 3.71
	2011	353	12.27 to 12.08	4,291	1.90 to 1.15	1.37	(17.38) to (17.99)
	2010	394	14.85 to 14.73	5,826	1.90 to 1.15	2.51	21.06 to 20.15
	2009	441	12.27 to 12.26	5,404	1.90 to 1.15	0.77	(1.85) to (1.95)

International Value Trust Series I	2012	312	17.19 to 12.06	5,548	1.75 to 0.80	2.59	18.43 to 17.30
	2011	360	14.65 to 10.18	5,424	1.75 to 0.80	2.23	(13.55) to (14.36)
	2010	440	17.11 to 11.78	7,726	1.75 to 0.80	1.89	7.12 to 6.11
	2009	525	16.12 to 11.00	8,641	1.75 to 0.80	2.11	33.42 to 29.88
	2008	654	12.42 to 12.09	8,050	1.75 to 1.40	3.26	(43.47) to (43.67)

International Value Trust Series II	2012	622	19.11 to 12.97	12,111	1.90 to 1.00	2.48	16.82 to 3.77
	2011	708	16.36 to 10.61	11,757	1.90 to 1.15	2.12	(13.98) to (14.63)
	2010	799	19.16 to 12.33	15,513	1.90 to 1.15	1.72	6.54 to 5.74
	2009	875	18.12 to 11.58	16,005	1.90 to 1.15	1.97	34.04 to 33.04
	2008	982	13.62 to 8.64	13,483	1.90 to 1.15	3.12	(43.47) to (43.89)

Investment Quality Bond Trust Series I	2012	190	21.82 to 16.40	5,325	1.75 to 0.80	2.01	6.72 to 5.71
	2011	222	20.64 to 15.37	5,887	1.75 to 0.80	3.98	7.21 to 6.20
	2010	262	19.44 to 14.33	6,614	1.75 to 0.80	4.95	6.60 to 5.59
	2009	295	18.41 to 13.45	7,038	1.75 to 0.80	4.75	10.52 to 10.50
	2008	355	26.96 to 16.66	7,499	1.75 to 1.40	6.14	(3.04) to (3.38)

Investment Quality Bond Trust Series II	2012	1,186	18.87 to 12.45	22,845	1.90 to 1.00	1.87	5.26 to (0.39)
	2011	1,246	17.93 to 16.60	22,733	1.90 to 1.15	3.58	6.62 to 5.83
	2010	1,566	16.94 to 15.57	26,939	1.90 to 1.15	4.74	6.07 to 5.28
	2009	1,667	16.09 to 14.68	27,172	1.90 to 1.15	5.17	10.92 to 10.09
	2008	1,422	14.62 to 13.23	20,940	1.90 to 1.15	5.94	(2.95) to (3.67)

Large Cap Trust Series I	2012	0	14.66 to 14.30	0	1.75 to 1.40	1.58	13.31 to 13.18
	2011	736	12.94 to 12.64	9,502	1.75 to 1.40	1.30	(3.42) to (3.76)
	2010	860	13.40 to 13.13	11,493	1.75 to 1.40	1.06	12.16 to 11.77
	2009	948	11.94 to 11.75	11,301	1.75 to 1.40	1.92	29.03 to 28.58
	2008	1,121	9.26 to 9.14	10,360	1.75 to 1.40	1.31	(40.36) to (40.57)

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Large Cap Trust Series II	2012	0	$14.51 to $14.06	$0	1.85% to 1.40%	1.30%	13.27% to 13.11%
	2011	86	12.81 to 12.43	1,096	1.85 to 1.40	1.14	(3.63) to (4.06)
	2010	88	13.29 to 12.96	1,160	1.85 to 1.40	0.89	11.96 to 11.46
	2009	86	11.87 to 11.63	1,015	1.85 to 1.40	1.71	28.74 to 28.16
	2008	94	9.22 to 9.07	860	1.85 to 1.40	1.15	(40.52) to (40.79)

Lifestyle Aggressive Trust Series I	2012	130	18.75 to 14.28	2,191	1.75 to 1.40	1.29	14.98 to 14.58
	2011	151	16.31 to 12.46	2,186	1.75 to 1.40	1.69	(7.80) to (8.12)
	2010	162	17.69 to 13.57	2,562	1.75 to 1.40	1.71	14.83 to 14.43
	2009	221	15.41 to 11.86	3,044	1.75 to 1.40	1.01	33.75 to 33.28
	2008	250	11.52 to 8.90	2,573	1.75 to 1.40	1.72	(42.80) to (43.00)

Lifestyle Aggressive Trust Series II	2012	1,511	17.64 to 12.77	27,254	1.90 to 1.00	1.16	14.23 to 2.18
	2011	1,723	15.44 to 11.35	27,075	1.90 to 1.15	1.49	(7.78) to (8.47)
	2010	2,053	16.87 to 12.31	34,935	1.90 to 1.15	1.67	14.80 to 13.94
	2009	2,338	14.81 to 10.72	34,902	1.90 to 1.15	0.86	33.91 to 32.91
	2008	2,297	11.14 to 8.01	25,699	1.90 to 1.15	1.60	(42.81) to (43.24)

Lifestyle Balanced Trust Series I	2012	1,417	17.51 to 14.42	27,608	1.75 to 0.80	2.31	10.97 to 9.92
	2011	1,380	15.93 to 12.99	24,882	1.75 to 0.80	3.25	(0.18) to (1.12)
	2010	1,410	16.11 to 13.02	26,554	1.75 to 0.80	2.51	10.86 to 9.81
	2009	1,754	14.67 to 11.74	30,229	1.75 to 0.80	4.45	28.48 to 22.49
	2008	1,855	15.63 to 11.42	24,806	1.75 to 1.40	2.84	(32.26) to (32.49)

Lifestyle Balanced Trust Series II	2012	48,964	14.93 to 13.98	846,289	2.10 to 0.35	2.03	11.31 to 9.37
	2011	52,931	13.65 to 12.56	834,569	2.10 to 0.35	3.05	0.07 to (1.66)
	2010	56,894	13.88 to 12.55	910,709	2.10 to 0.35	2.58	7.90 to 11.06
	2009	57,548	15.91 to 12.19	846,400	1.90 to 1.15	4.39	28.99 to 28.02
	2008	52,147	12.43 to 9.45	607,184	1.90 to 1.15	3.26	(32.23) to (32.74)

Lifestyle Balanced PS Series II	2012	396	13.63 to 13.16	5,272	2.00 to 0.80	1.08	9.66 to 8.34
	2011	282	12.43 to 12.15	3,438	2.00 to 0.80	2.56	(0.56) to (2.82)

Lifestyle Conservative Trust Series I	2012	413	19.85 to 15.39	9,366	1.75 to 0.80	2.73	7.65 to 6.62
	2011	470	18.61 to 14.29	9,859	1.75 to 0.80	4.05	3.40 to 2.42
	2010	547	18.17 to 13.82	11,142	1.75 to 0.80	2.61	8.25 to 7.23
	2009	617	16.95 to 12.77	11,622	1.75 to 0.80	5.00	19.60 to 16.28
	2008	751	18.51 to 14.17	11,787	1.75 to 1.40	4.02	(16.74) to (17.04)

Lifestyle Conservative Trust Series II	2012	12,375	15.29 to 14.23	220,024	2.10 to 0.35	2.63	7.89 to 6.00
	2011	12,905	14.17 to 13.42	215,912	2.10 to 0.35	3.94	3.68 to 1.89
	2010	13,932	13.67 to 13.17	229,082	2.10 to 0.35	2.57	3.52 to 5.39
	2009	12,692	15.80 to 13.72	195,831	1.90 to 1.15	5.84	20.05 to 19.15
	2008	9,579	13.26 to 11.43	125,592	1.90 to 1.15	5.28	(16.64) to (17.27)

Lifestyle Conservative PS Series II	2012	294	13.35 to 13.17	3,923	2.00 to 0.80	1.31	6.67 to 5.39
	2011	179	12.52 to 12.50	2,242	2.00 to 0.80	3.56	0.13 to (0.03)

Lifestyle Growth Trust Series I	2012	952	15.80 to 13.95	17,333	1.75 to 0.80	1.78	12.96 to 11.88
	2011	1,016	14.12 to 12.35	16,596	1.75 to 0.80	2.66	(2.38) to (3.31)
	2010	1,040	14.60 to 12.65	17,871	1.75 to 0.80	2.34	12.12 to 11.06
	2009	1,148	13.15 to 11.28	17,935	1.75 to 0.80	3.15	30.98 to 24.30
	2008	1,376	13.80 to 10.04	16,384	1.75 to 1.40	2.33	(37.49) to (37.71)

Lifestyle Growth Trust Series II	2012	57,177	15.33 to 13.43	950,403	2.10 to 0.35	1.62	13.19 to 11.21
	2011	59,614	13.78 to 11.87	893,280	2.10 to 0.35	2.46	(2.15) to (3.84)
	2010	63,087	14.34 to 12.13	981,607	2.10 to 0.35	2.24	10.73 to 14.68
	2009	64,057	15.36 to 11.47	904,376	1.90 to 1.15	3.25	31.43 to 30.44
	2008	60,322	11.77 to 8.73	659,686	1.90 to 1.15	2.50	(37.39) to (37.87)

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Lifestyle Growth PS Series II	2012	723	$13.82 to $13.14	$9,600	2.00% to 0.80%	0.85%	11.55% to 10.21%
	2011	600	12.39 to 11.92	7,184	2.00 to 0.80	2.33	(0.89) to (4.63)

Lifestyle Moderate Trust Series I	2012	522	18.50 to 15.05	10,921	1.75 to 0.80	2.43	9.78 to 8.74
	2011	571	17.02 to 13.71	11,196	1.75 to 0.80	3.28	1.51 to 0.56
	2010	696	16.92 to 13.51	13,480	1.75 to 0.80	2.55	9.67 to 8.64
	2009	784	15.58 to 12.32	13,890	1.75 to 0.80	4.58	25.05 to 20.36
	2008	955	16.90 to 12.46	13,419	1.75 to 1.40	3.29	(25.29) to (25.55)

Lifestyle Moderate Trust Series II	2012	18,074	14.80 to 14.71	314,675	2.10 to 0.35	2.26	10.11 to 8.19
	2011	19,554	13.60 to 13.44	314,277	2.10 to 0.35	3.40	1.78 to 0.02
	2010	20,211	13.59 to 13.20	324,398	2.10 to 0.35	2.57	6.30 to 8.75
	2009	19,158	15.71 to 12.87	284,910	1.90 to 1.15	4.85	25.41 to 24.48
	2008	16,671	12.62 to 10.27	201,465	1.90 to 1.15	4.25	(25.23) to (25.79)

Lifestyle Moderate PS Series II	2012	411	13.56 to 13.22	5,487	2.00 to 0.80	1.35	8.68 to 7.37
	2011	180	12.48 to 12.31	2,225	2.00 to 0.80	2.78	(0.20) to (1.48)

Mid Cap Index Trust Series I	2012	46	23.15 to 18.39	1,096	1.75 to 0.80	1.33	16.54 to 15.43
	2011	61	20.05 to 15.78	1,249	1.75 to 0.80	0.55	(3.03) to (3.94)
	2010	90	20.88 to 16.27	1,921	1.75 to 0.80	1.09	24.98 to 23.80
	2009	95	16.86 to 13.02	1,630	1.75 to 0.80	1.06	34.39 to 4.16
	2008	105	12.95 to 12.55	1,341	1.75 to 1.40	0.85	(37.30) to (37.52)

Mid Cap Index Trust Series II	2012	502	20.98 to 12.74	10,639	1.90 to 1.00	1.23	15.08 to 1.92
	2011	555	18.23 to 13.68	10,194	1.90 to 1.15	0.45	(3.58) to (4.30)
	2010	620	19.05 to 14.19	11,969	1.90 to 1.15	0.82	24.37 to 23.44
	2009	678	15.43 to 11.41	10,562	1.90 to 1.15	0.85	34.82 to 33.81
	2008	713	11.53 to 8.46	8,363	1.90 to 1.15	0.70	(37.25) to (37.72)

Mid Cap Stock Trust Series I	2012	413	18.74 to 13.52	7,686	1.75 to 0.80	0.00	21.23 to 20.08
	2011	490	15.60 to 11.15	7,589	1.75 to 0.80	0.00	(9.92) to (10.77)
	2010	592	17.49 to 12.38	10,302	1.75 to 0.80	0.00	22.10 to 20.95
	2009	699	14.46 to 10.14	10,087	1.75 to 0.80	0.00	29.07 to 26.89
	2008	913	11.20 to 11.16	10,197	1.75 to 1.40	0.00	(44.55) to (44.75)

Mid Cap Stock Trust Series II	2012	626	22.46 to 12.81	14,073	1.90 to 1.00	0.00	19.70 to 2.48
	2011	737	18.76 to 12.22	13,817	1.90 to 1.15	0.00	(10.43) to (11.10)
	2010	813	21.10 to 13.64	17,115	1.90 to 1.15	0.00	21.40 to 20.50
	2009	928	17.51 to 11.23	16,195	1.90 to 1.15	0.00	29.55 to 28.58
	2008	988	13.62 to 8.67	13,396	1.90 to 1.15	0.00	(44.51) to (44.93)

Mid Value Trust Series I	2012	156	21.70 to 18.67	2,973	1.75 to 0.80	0.82	18.58 to 17.45
	2011	184	18.30 to 15.89	2,964	1.75 to 0.80	0.64	(5.68) to (6.57)
	2010	237	19.40 to 17.01	4,085	1.75 to 0.80	2.00	15.23 to 14.14
	2009	277	16.84 to 14.9	4,163	1.75 to 0.80	0.44	33.87 to 29.15

Mid Value Trust Series II	2012	538	19.04 to 18.39	10,102	1.85 to 1.40	0.63	17.62 to 17.09
	2011	619	16.18 to 15.71	9,906	1.85 to 1.40	0.50	(6.35) to (6.77)
	2010	748	17.28 to 16.85	12,804	1.85 to 1.40	1.79	14.18 to 13.67
	2009	859	15.14 to 14.82	12,905	1.85 to 1.40	0.34	43.99 to 43.34
	2008	60	10.51 to 10.34	629	1.85 to 1.40	0.81	(35.79) to (36.08)

Money Market Trust Series I	2012	516	12.54 to 12.22	8,141	1.75 to 0.80	0.00	(0.79) to (1.74)
	2011	572	12.76 to 12.32	9,187	1.75 to 0.80	0.00	(0.72) to (1.66)
	2010	642	12.97 to 12.41	10,278	1.75 to 0.80	0.00	(0.80) to (1.73)
	2009	909	13.20 to 12.51	14,419	1.75 to 0.80	0.22	(0.45) to (1.54)
	2008	1,532	18.43 to 13.41	24,158	1.75 to 1.40	1.75	0.34 to (0.01)

Money Market Trust Series II	2012	3,931	12.41 to 11.76	47,900	1.90 to 0.35	0.00	(0.34) to (1.88)
	2011	4,854	12.45 to 11.99	60,032	1.90 to 0.35	0.00	(0.28) to (1.81)
	2010	4,659	12.49 to 12.21	58,457	1.90 to 0.35	0.00	(0.15) to (1.88)
	2009	6,839	13.09 to 12.44	87,119	1.90 to 1.15	0.08	(1.07) to (1.81)
	2008	9,306	13.23 to 12.67	120,124	1.90 to 1.15	1.43	0.40 to (0.36)

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Money Market Trust B Series NAV	2012	270	$12.24 to $11.93	$3,266	1.85% to 1.40%	0.04%	(1.35)% to (1.80)%
	2011	242	12.40 to 12.15	2,971	1.85 to 1.40	0.00	(1.30) to (1.75)
	2010	354	12.57 to 12.36	4,417	1.85 to 1.40	0.05	(1.34) to (1.79)
	2009	418	12.74 to 12.59	5,299	1.85 to 1.40	0.52	(0.92) to (1.37)
	2008	670	12.86 to 12.76	8,577	1.85 to 1.40	2.03	0.69 to 0.24

Mutual Shares Trust Series I	2012	53	13.02 to 12.55	691	1.55 to 0.80	1.45	13.11 to 12.26
	2011	53	11.51 to 11.18	612	1.55 to 0.80	1.05	(1.73) to (2.46)
	2010	37	11.72 to 11.47	432	1.55 to 0.80	3.98	10.63 to 9.80
	2009	9	10.59 to 10.44	98	1.55 to 0.80	0.00	22.32 to 21.71

Natural Resources Trust Series II	2012	358	32.76 to 12.79	9,937	1.90 to 1.00	0.56	2.29 to (1.67)
	2011	422	33.32 to 11.48	11,887	1.90 to 1.15	0.31	(21.29) to (21.87)
	2010	436	42.64 to 14.59	15,562	1.90 to 1.15	0.42	13.56 to 12.71
	2009	475	37.83 to 12.85	15,108	1.90 to 1.15	0.68	57.08 to 55.90
	2008	403	24.27 to 8.18	8,609	1.90 to 1.15	0.29	(52.27) to (52.63)

PIMCO All Asset (a)	2012	197	19.78 to 19.02	3,841	1.85 to 1.40	4.48	13.04 to 12.53
	2011	203	17.50 to 16.91	3,511	1.85 to 1.40	6.47	0.25 to (0.20)
	2010	200	17.46 to 16.94	3,453	1.85 to 1.40	7.01	11.14 to 10.64
	2009	182	15.71 to 15.31	2,831	1.85 to 1.40	6.86	19.63 to 19.09
	2008	181	13.13 to 12.86	2,356	1.85 to 1.40	5.27	(17.34) to (17.71)

Real Estate Securities Trust Series I	2012	68	38.80 to 36.49	2,586	1.75 to 1.40	1.66	15.62 to 15.21
	2011	79	33.56 to 31.67	2,590	1.75 to 1.40	1.37	7.95 to 7.57
	2010	101	31.09 to 29.44	3,087	1.75 to 1.40	1.83	27.4 to 26.96
	2009	119	24.40 to 23.19	2,838	1.75 to 1.40	3.49	28.36 to 27.91
	2008	135	19.01 to 18.13	2,525	1.75 to 1.40	2.96	(40.27) to (40.48)

Real Estate Securities Trust Series II	2012	341	30.00 to 12.84	9,983	1.90 to 1.00	1.50	14.87 to 2.69
	2011	351	26.12 to 13.80	8,890	1.90 to 1.15	1.22	7.99 to 7.19
	2010	432	24.37 to 12.78	10,202	1.90 to 1.15	1.62	27.40 to 26.45
	2009	474	19.27 to 10.03	8,905	1.90 to 1.15	3.26	28.55 to 27.59
	2008	501	15.10 to 7.80	7,440	1.90 to 1.15	2.85	(40.27) to (40.72)

Real Return Bond Trust Series II	2012	423	19.51 to 18.68	8,110	1.85 to 1.40	1.57	7.07 to 6.58
	2011	460	18.22 to 17.53	8,239	1.85 to 1.40	3.62	10.31 to 9.82
	2010	572	16.52 to 15.96	9,312	1.85 to 1.40	10.82	7.16 to 6.68
	2009	654	15.42 to 14.96	9,959	1.85 to 1.40	8.51	17.57 to 17.04
	2008	734	13.11 to 12.78	9,529	1.85 to 1.40	0.55	(12.77) to (13.16)

Science & Technology Trust Series I	2012	418	16.45 to 5.66	5,528	1.75 to 1.40	0.00	8.91 to 8.52
	2011	503	15.11 to 5.22	5,971	1.75 to 1.40	0.00	(9.03) to (9.34)
	2010	650	16.60 to 5.76	8,333	1.75 to 1.40	0.00	22.88 to 22.45
	2009	799	13.51 to 4.7	7,810	1.75 to 1.40	0.00	62.20 to 61.63
	2008	926	8.33 to 2.91	5,469	1.75 to 1.40	0.00	(45.22) to (45.41)

Science & Technology Trust Series II	2012	296	17.11 to 12.73	5,103	1.90 to 1.00	0.00	8.14 to 1.86
	2011	300	15.82 to 14.86	4,780	1.90 to 1.15	0.00	(9.02) to (9.70)
	2010	385	17.52 to 16.33	6,815	1.90 to 1.15	0.00	22.96 to 22.05
	2009	402	14.35 to 13.28	5,799	1.90 to 1.15	0.00	62.26 to 61.05
	2008	329	8.91 to 8.18	2,941	1.90 to 1.15	0.00	(45.17) to (45.59)

Short Term Government Income Trust Series I	2012	626	12.76 to 12.64	7,969	1.75 to 1.40	1.60	(0.21) to (0.56)
	2011	683	12.78 to 12.71	8,724	1.75 to 1.40	2.25	1.34 to 0.99
	2010	814	12.61 to 12.58	10,263	1.75 to 1.40	1.40	0.91 to 0.67

Short Term Government Income Trust Series II	2012	583	12.52 to 12.47	7,349	1.90 to 1.00	1.41	(0.22) to (0.90)
	2011	656	12.79 to 12.64	8,327	1.90 to 1.15	1.96	1.39 to 0.64
	2010	919	12.62 to 12.56	11,557	1.90 to 1.15	1.24	0.95 to 0.44

Small Cap Growth Trust Series I	2012	1	14.31 to 13.80	15	1.55 to 0.80	0.00	15.53 to 14.67
	2011	2	12.39 to 12.03	21	1.55 to 0.80	0.00	(7.56) to (8.25)

Small Cap Growth Trust Series II	2012	144	18.94 to 12.92	2,654	1.90 to 1.00	0.00	14.09 to 3.34
	2011	158	16.60 to 12.21	2,534	1.90 to 1.15	0.00	(8.07) to (8.76)
	2010	148	18.20 to 13.29	2,592	1.90 to 1.15	0.00	20.32 to 19.42
	2009	149	15.24 to 11.04	2,158	1.90 to 1.15	0.00	32.89 to 31.90
	2008	184	11.55 to 8.31	2,057	1.90 to 1.15	0.00	(40.49) to (40.94)

(a)	Sub-account which invests in non-affiliated Trust.

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Small Cap Index Trust Series I	2012	19	$18.79 to $18.55	$363	1.75% to 1.40%	1.68%	14.48% to 14.08%
	2011	28	16.41 to 16.26	450	1.75 to 1.40	1.01	(5.83) to (6.15)
	2010	42	17.43 to 17.33	732	1.75 to 1.40	0.53	24.61 to 24.17
	2009	42	13.99 to 13.96	592	1.75 to 1.40	0.79	24.89 to 24.45
	2008	52	11.21 to 11.20	588	1.75 to 1.40	1.17	(34.64) to (34.87)

Small Cap Index Trust Series II	2012	411	19.46 to 18.55	7,898	1.85 to 1.40	1.80	14.20 to 13.69
	2011	436	17.04 to 16.32	7,353	1.85 to 1.40	0.93	(5.97) to (6.39)
	2010	477	18.12 to 17.43	8,568	1.85 to 1.40	0.29	24.34 to 23.79
	2009	534	14.57 to 14.08	7,710	1.85 to 1.40	0.61	24.59 to 24.03
	2008	584	11.70 to 11.35	6,780	1.85 to 1.40	1.04	(34.76) to (35.05)

Small Cap Opportunities Trust Series I	2012	50	23.93 to 23.13	1,186	1.75 to 1.40	0.00	15.21 to 14.81
	2011	55	20.77 to 20.15	1,126	1.75 to 1.40	0.09	(4.51) to (4.84)
	2010	86	21.75 to 21.18	1,864	1.75 to 1.40	0.00	27.87 to 27.42
	2009	83	17.01 to 16.62	1,404	1.75 to 1.40	0.00	32.00 to 31.54
	2008	100	12.89 to 12.63	1,276	1.75 to 1.40	2.29	(42.94) to (43.14)

Small Cap Opportunities Trust Series II	2012	266	22.45 to 12.88	6,066	1.90 to 1.00	0.00	14.41 to 3.04
	2011	289	19.62 to 10.29	5,727	1.90 to 1.15	0.06	(4.43) to (5.14)
	2010	258	20.69 to 10.77	5,378	1.90 to 1.15	0.00	27.86 to 26.91
	2009	279	16.30 to 8.42	4,528	1.90 to 1.15	0.00	32.07 to 31.08
	2008	303	12.43 to 6.38	3,770	1.90 to 1.15	2.14	(42.92) to (43.35)

Small Cap Value Trust Series II	2012	163	19.91 to 12.89	3,176	1.90 to 1.00	0.63	13.32 to 3.13
	2011	201	17.57 to 14.95	3,470	1.90 to 1.15	0.64	(0.31) to (1.05)
	2010	213	17.76 to 15.00	3,697	1.90 to 1.15	0.15	24.49 to 23.56
	2009	205	14.37 to 12.05	2,847	1.90 to 1.15	0.43	26.92 to 25.97
	2008	244	11.41 to 9.49	2,746	1.90 to 1.15	1.00	(27.11) to (27.66)

Small Company Value Trust Series I	2012	118	28.86 to 28.02	3,316	1.75 to 1.40	0.24	14.67 to 14.27
	2011	152	25.25 to 24.44	3,751	1.75 to 1.40	0.54	(2.30) to (2.64)
	2010	179	25.94 to 25.01	4,530	1.75 to 1.40	1.35	19.67 to 19.26
	2009	215	21.75 to 20.90	4,555	1.75 to 1.40	0.38	25.91 to 25.47
	2008	274	17.34 to 16.60	4,625	1.75 to 1.40	0.68	(28.07) to (28.32)

Small Company Value Trust Series II	2012	482	22.01 to 12.93	10,774	1.90 to 1.00	0.12	13.91 to 3.47
	2011	560	19.32 to 12.95	10,926	1.90 to 1.15	0.36	(2.33) to (3.05)
	2010	644	19.93 to 13.26	12,957	1.90 to 1.15	1.17	19.77 to 18.88
	2009	721	16.76 to 11.07	12,174	1.90 to 1.15	0.23	26.02 to 25.08
	2008	787	13.40 to 8.78	10,642	1.90 to 1.15	0.47	(28.05) to (28.59)

Smaller Company Growth Trust Series I	2012	105	16.99 to 16.81	1,785	1.75 to 1.40	0.00	14.60 to 14.19
	2011	123	14.83 to 14.72	1,827	1.75 to 1.40	0.00	(8.40) to (8.72)
	2010	164	16.19 to 16.12	2,651	1.75 to 1.40	0.00	23.31 to 22.88
	2009	176	13.13 to 13.12	2,310	1.75 to 1.40	0.00	5.03 to 4.98

Smaller Company Growth Trust Series II	2012	146	16.89 to 16.65	2,451	1.85 to 1.40	0.00	14.36 to 13.84
	2011	164	14.77 to 14.63	2,411	1.85 to 1.40	0.00	(8.58) to (8.99)
	2010	199	16.15 to 16.07	3,214	1.85 to 1.40	0.00	23.12 to 22.56
	2009	202	13.12 to 13.11	2,643	1.85 to 1.40	0.00	4.96 to 4.89

Strategic Income Opportunities Trust Series I	2012	257	20.69 to 20.08	5,299	1.75 to 1.40	6.43	11.28 to 10.89
	2011	309	18.60 to 18.10	5,728	1.75 to 1.40	9.88	0.61 to 0.26
	2010	400	18.48 to 18.06	7,359	1.75 to 1.40	7.31	1.61 to 1.56

Strategic Income Opportunities Trust Series II	2012	480	19.73 to 12.61	9,645	1.90 to 1.00	6.13	10.48 to 0.91
	2011	580	17.86 to 12.79	10,540	1.90 to 1.15	10.00	0.72 to (0.03)
	2010	687	17.86 to 12.70	12,430	1.90 to 1.15	23.27	1.57 to 1.45
	2009	95	16.21 to 15.81	1,517	1.85 to 1.40	6.15	24.68 to 24.12
	2008	85	13.00 to 12.73	1,094	1.85 to 1.40	9.19	(10.04) to (10.44)

Total Bond Market Trust A Series II	2012	0	13.45 to 13.43	0	2.10 to 1.15	10.63	2.48 to 1.66
	2011	360	13.21 to 13.12	5,218	2.10 to 1.15	5.36	5.62 to 4.62
	2010	103	12.63 to 12.42	1,348	2.10 to 1.15	3.04	(0.61) to 1.01
	2009	24	13.70 to 12.35	325	1.85 to 1.20	2.06	2.30 to (1.19)
	2008	30	13.49 to 13.39	400	1.85 to 1.40	1.78	4.05 to 3.58

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
					Expense Ratio
		Units	Unit Fair Value	Assets	Highest to	Investment	Total Return Highest to
Sub-account	Year	(000s)	Highest to Lowest	(000s)	Lowest*	Income Ratio**	Lowest***
Total Bond Market Trust A Series NAV	2012	0	$14.93 to $14.55	$0	1.55% to 0.80%	9.85%	2.96% to 2.31%
	2011	69	14.50 to 14.22	991	1.55 to 0.80	3.71	6.33 to 5.54
	2010	49	13.64 to 13.47	661	1.55 to 0.80	4.49	4.99 to 4.20
	2009	13	12.99 to 12.93	172	1.55 to 0.80	6.81	3.94 to 3.43

Total Bond Market Trust B Series II	2012	560	12.44 to 12.42	6,971	2.10 to 1.00	4.52	(0.47) to (0.62)

Total Bond Market Trust B Series NAV	2012	89	12.47 to 12.46	1,105	1.55 to 0.80	5.86	(0.24) to (0.36)

Total Return Trust Series I	2012	568	22.85 to 16.43	13,410	1.75 to 0.80	1.83	7.62 to 6.59
	2011	711	21.43 to 15.26	15,653	1.75 to 0.80	4.15	3.09 to 2.11
	2010	868	20.99 to 14.81	18,679	1.75 to 0.80	2.29	6.79 to 5.78
	2009	1,056	19.84 to 13.86	21,410	1.75 to 0.80	3.99	11.62 to 10.41
	2008	1,166	18.54 to 17.78	21,108	1.75 to 1.40	4.56	1.33 to 0.98

Total Return Trust Series II	2012	1,471	19.40 to 12.46	29,267	1.90 to 1.00	1.79	6.24 to (0.34)
	2011	1,576	18.26 to 17.12	29,434	1.90 to 1.15	3.95	2.52 to 1.76
	2010	1,929	17.94 to 16.70	35,302	1.90 to 1.15	2.09	6.18 to 5.38
	2009	2,189	17.03 to 15.73	37,904	1.90 to 1.15	3.93	12.06 to 11.23
	2008	1,984	15.31 to 14.04	30,864	1.90 to 1.15	4.70	1.43 to 0.67

Total Stock Market Index Trust Series I	2012	36	13.49 to 13.29	482	1.75 to 1.40	1.57	13.89 to 13.49
	2011	35	11.84 to 11.71	415	1.75 to 1.40	1.18	(1.12) to (1.46)
	2010	42	11.97 to 11.89	496	1.75 to 1.40	1.23	15.57 to 15.17
	2009	55	10.36 to 10.32	564	1.75 to 1.40	1.40	27.08 to 26.63
	2008	76	8.15 to 8.15	620	1.75 to 1.40	1.44	(38.08) to (38.29)

Total Stock Market Index Trust Series II	2012	414	17.90 to 17.07	7,222	1.85 to 1.40	1.29	13.61 to 13.10
	2011	466	15.76 to 15.09	7,180	1.85 to 1.40	1.01	(1.23) to (1.67)
	2010	528	15.95 to 15.35	8,253	1.85 to 1.40	1.08	15.26 to 14.75
	2009	603	13.84 to 13.37	8,170	1.85 to 1.40	1.36	26.74 to 26.17
	2008	715	10.92 to 10.60	7,664	1.85 to 1.40	1.31	(38.16) to (38.44)

Ultra Short Term Bond Trust Series I	2012	0	12.36 to 12.14	0	1.55 to 0.80	0.60	(0.27) to (1.02)
	2011	2	12.39 to 12.27	20	1.55 to 0.80	1.95	(0.67) to (1.41)

Ultra Short Term Bond Trust Series II	2012	589	12.42 to 11.91	7,126	2.10 to 0.35	1.16	0.02 to (1.73)
	2011	448	12.42 to 12.12	5,491	2.10 to 0.35	2.10	(0.43) to (2.15)
	2010	81	12.47 to 12.38	1,010	2.10 to 0.35	1.48	(0.23) to (0.95)

US Equity Trust Series I	2012	762	12.72 to 12.69	9,907	1.75 to 1.40	2.09	1.80 to 1.56

US Equity Trust Series II	2012	81	12.70 to 12.67	1,030	1.85 to 1.40	1.73	1.63 to 1.32

Utilities Trust Series I	2012	75	23.35 to 22.41	1,713	1.75 to 1.40	3.62	12.07 to 11.67
	2011	92	20.83 to 20.07	1,886	1.75 to 1.40	3.45	5.17 to 4.80
	2010	107	19.81 to 19.15	2,093	1.75 to 1.40	2.23	12.34 to 11.95
	2009	153	17.63 to 17.11	2,649	1.75 to 1.40	4.94	31.91 to 31.45
	2008	151	13.37 to 13.01	1,985	1.75 to 1.40	2.73	(39.50) to (39.71)

Utilities Trust Series II	2012	138	35.70 to 34.04	4,750	1.85 to 1.40	3.41	11.78 to 11.27
	2011	155	31.94 to 30.59	4,795	1.85 to 1.40	3.43	5.10 to 4.63
	2010	178	30.39 to 29.24	5,251	1.85 to 1.40	2.17	12.04 to 11.54
	2009	206	27.13 to 26.21	5,422	1.85 to 1.40	4.70	31.61 to 31.02
	2008	217	20.61 to 20.00	4,346	1.85 to 1.40	2.45	(39.59) to (39.86)

Value Trust Series I	2012	134	28.68 to 15.53	4,230	1.75 to 0.80	0.79	16.48 to 15.38
	2011	155	24.86 to 13.34	4,240	1.75 to 0.80	1.05	0.18 to (0.77)
	2010	181	25.05 to 13.31	4,974	1.75 to 0.80	0.98	21.25 to 20.10
	2009	208	20.86 to 10.98	4,741	1.75 to 0.80	1.31	38.73 to 29.28
	2008	268	17.09 to 15.04	4,384	1.75 to 1.40	0.98	(41.70) to (41.90)

Value Trust Series II	2012	159	21.96 to 12.67	3,411	1.90 to 1.00	0.64	14.97 to 1.35
	2011	175	19.10 to 14.23	3,236	1.90 to 1.15	0.86	(0.32) to (1.06)
	2010	202	14.27 to 19.30	3,772	1.90 to 1.15	0.79	20.57 to 19.67
	2009	214	16.13 to 11.84	3,344	1.90 to 1.15	1.14	39.18 to 38.14
	2008	231	11.68 to 8.50	2,622	1.90 to 1.15	0.77	(41.64) to (42.07)

John Hancock Life Insurance Company of New York Separate Account A

Notes to Financial Statements — (continued)

December 31, 2012

7.	Unit Values — (continued)

*

These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

**

These ratios, which are not annualized, represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

***

These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8.	Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

PART C OTHER INFORMATION

OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

Date of Change	Old Name	New Name
October 1, 1997	FNAL Variable Account	The Manufacturers Life Insurance Company of New York Separate Account A

October 1, 1997	First North American Life Assurance Company	The Manufacturers Life Insurance Company of New York

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc

January 1, 2005	The Manufacturers Life Insurance Company of New York Separate Account A	John Hancock Life Insurance Company of New York Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company of New York	John Hancock Life Insurance Company of New York Separate Account A.

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services LLC	John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC (“MSSLLC”) succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A—[FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company of New York—[FILED HEREWITH]

(b)	Exhibits

(1)	(a)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account, incorporated by reference to Exhibit (b)(1)(a) to Form N-4, File No. 33-46217 filed February 25, 1998.

	(b)	Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account, incorporated by reference to Exhibit (b)(1)(b) to Form N-4, File No. 33-46217 filed February 25, 1998.

	(c)	Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E, incorporated by reference to Exhibit (b)(1)(c) to Form N-4, File No. 33-46217 filed February 25, 1998.

(2)	Agreements for custody of securities and similar investments—Not Applicable.

(3)	(a)	Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(b)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(b)	General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(b) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.

	(c)	Amended and Restated Underwriting and Distribution Agreement dated December 1, 2009, incorporated by reference to Exhibit 24(b)(3)(c) to Post-Effective Amendment No. 4 to Registration Statement, File No. 333-146590, filed on February 1, 2010.

(4)	(a)	(i)	Form of Specimen Flexible Payment Deferred Variable Annuity Contract (VENTURE-EJA.11-NY), incorporated by reference to Exhibit 24(b)(4) to this Registration Statement, filed on November 21, 2011.

		(ii)	Form of Specifications Page (VENTURE-EJA.11-NY), incorporated by reference to Exhibit 24(b)(4) to this Registration Statement, filed on November 21, 2011.

		(iii)	Form of Specimen Flexible Payment Deferred Variable Annuity Contract (VENTURE-EE.11-NY), incorporated by reference to Exhibit 24(b)(4) to this Registration Statement, filed on November 21, 2011.

		(iv)	Form of Specifications Page (VENTURE-EE.11-NY), incorporated by reference to Exhibit 24(b)(4) to this Registration Statement, filed on November 21, 2011.

	(b)	(i)	Form of Specimen Income Plus for Life Rider (BR003Q.11-NY), incorporated by reference to Exhibit 24(b)(4) to this Registration Statement, filed on November 21, 2011.

		(ii)	Form of Specimen Income Plus for Life Rider (BR003NQ.11-NY), incorporated by reference to Exhibit 24(b)(4) to this Registration Statement, filed on November 21, 2011.

		(iii)	Form of Specimen Income Plus for Life-Joint Life Rider (BR004NQ.11-NY), incorporated by reference to Exhibit 24(b)(4) to this Registration Statement, filed on November 21, 2011.

		(iv)	Form of Specimen Income Plus for Life-Joint Life Rider (BR004Q.11-NY), incorporated by reference to Exhibit 24(b)(4) to this Registration Statement, filed on November 21, 2011.

		(v)	Form of Annual Death Benefit Rider (BR010-R.11), incorporated by reference to Exhibit 24(b)(4)(b)(v) to Pre-Effective Amendment No. 3 to Registration Statement, File No. 333-169797, filed on May 17, 2011.

	(c)	(i)	Form of DCA Endorsement (END002.11-NY), incorporated by reference to Exhibit 24 (b) (4) (c) to Pre-Effective Amendment No. 3 to Registration Statement, File No. 333-169797, filed on May 17, 2011.

		(ii)	Form of Endorsement for Section 401a Plans (END401A.11-NY), incorporated by reference to Exhibit 24 (b) (4) (c) to Pre-Effective Amendment No. 3 to Registration Statement, File No. 333-169797, filed on May 17, 2011.

		(iii)	Form of Endorsement for IRAs (ENDIRA.11-NY), incorporated by reference to Exhibit 24 (b) (4) (c) to Pre-Effective Amendment No. 3 to Registration Statement, File No. 333-169797, filed on May 17, 2011.

		(iv)	Form of Endorsement for Roth IRAs (ENDROTH.11-NY), incorporated by reference to Exhibit 24 (b) (4) (c) to Pre-Effective Amendment No. 3 to Registration Statement, File No. 333-169797, filed on May 17, 2011.

		(v)	Form of Endorsement for Simple IRAs (ENDSIMPLE.11-NY), incorporated by reference to Exhibit 24 (b) (4) (c) to Pre-Effective Amendment No. 3 to Registration Statement, File No. 333-169797, filed on May 17, 2011.

(5)	(a)		Form of Specimen Application. (STP.APP-eD.11-NY), incorporated by reference to Exhibit 24(b)(4) to this Registration Statement, filed on November 21, 2011.

(6)	(a)	(i)	Declaration of Intention and Charter of First North American Life Assurance Company, incorporated by reference to Exhibit (b)(6)(a)(i) to post-effective amendment no. 7 to Registrant’s Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

	(ii)	Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company, incorporated by reference to Exhibit (b)(6)(a)(ii) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

	(iii)	Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York, incorporated by reference to Exhibit (b)(6)(a)(iii) to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

	(iv)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005, incorporated by reference to Exhibit (b)(6)(a)(iv) to Post-Effective Amendment No. 1 to Form N-4 Registration Statement filed on Form N-4, File No. 333-138846, filed on May 1, 2007.

	(v)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006, incorporated by reference to Exhibit (b)(6)(a)(v) to Post-Effective Amendment No. 1 to Registration Statement filed on Form N-4, File No. 333-138846, filed on May 1, 2007.

	(vi)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of December 17, 2009, incorporated by reference to Exhibit 24(b)(6)(a)(vi) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

(b)	(i)	By-Laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006, incorporated by reference to Exhibit 24(b)(6)(b)(i) to Post-Effective Amendment No. 1, to Registration Statement, File No. 333-138846, filed on May 1, 2007.

	(ii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on November 19, 2009, incorporated by reference to Exhibit 24(b)(6)(b)(ii) to Post-Effective Amendment No. 41 to Registration Statement, File No. 033-79112, filed on May 3, 2010.

	(iii)	John Hancock Life Insurance Company of New York, Amended and Restated By-Laws, as adopted on December 14, 2010, incorporated by referenced to Exhibit 24(b)(6)(b) (iii) to Post-Effective Amendment No. 1 to Registration Statement. File No. 333-169797, filed on February 22, 2011.

(7)	Contract of reinsurance in connection with the variable annuity contracts being offered—Not Applicable.

(8)	Other material contracts not made in the ordinary course of business to be performed in whole or in part on or after the date the registration statement is filed:

(a)	Administrative Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.), effective January 1, 2001, incorporated by reference to Exhibit 24(b)(8)(a) to Post-Effective Amendment No. 5 to Registration Statement, File No. 333-61283, filed on April 30, 2002.

(b)	Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company, incorporated by reference to Exhibit 1(A)(8)(c) to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6, File No. 333-33351, filed on March 17, 1998.

(c)(i)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(iii)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)	Opinion and Consent of Counsel as to the legality of the securities being registered—Incorporated by reference to Exhibit 24(b)(9) to Form N-4, File No. 333-176428 filed August 22, 2011.

(10)	Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)	All financial statements omitted from Item 23.—Not Applicable.

(12)	Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—Not Applicable.

(13)	(a) Powers of Attorney for Thomas Borshoff, James R. Boyle, Paul M. Connolly, Steven Finch, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr. and John G. Vrysen—Incorporated by reference to Exhibit 24(b)(13)(a) to Form N-4, File No. 333-176428 filed August 22, 2011.

(b) Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(13)(b) to this Registration Statement, File No. 333-176428, Filed on April 25, 2012.

(c) Power of Attorney for Craig Bromley. [FILED HEREWITH]

Item 25. Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF MARCH 26, 2013

Name and Principal Business Address	Position with Depositor
Craig Bromley***	Chairman and President
James D. Gallagher*	Director, Executive Vice President and General Counsel
Thomas Borshoff*	Director
Paul M. Connolly*	Director
Michael Doughty***	Director and Executive Vice President
Steven Finch*	Executive Vice President and Chief Financial Officer
Ruth Ann Fleming*	Director
Scott S. Hartz***	Director, Executive Vice President and Chief Investment Officer – U.S. Investments
Rex Schlaybaugh, Jr.*	Director
John G. Vrysen*	Director and Senior Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF MARCH 26, 2013

Name and Principal Business Address	Position with Depositor
Marc Costantini*	Executive Vice President
Hugh McHaffie*	Executive Vice President
Kevin J. Cloherty*	Senior Vice President
Peter Gordon***	Senior Vice President
Allan Hackney*	Senior Vice President and Chief Information Officer
Gregory Mack*	Senior Vice President
Steven Moore**	Senior Vice President and Treasurer
Diana L. Scott*	Senior Vice President
Alan R. Seghezzi***	Senior Vice President
Anthony Teta***	Senior Vice President
Brooks Tingle***	Senior Vice President
Emanuel Alves*	Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***	Vice President
Roy V. Anderson*	Vice President
Abigail M. Armstrong***	Vice President
Kevin Askew††	Vice President
Arnold Bergman*	Vice President
Ann Birle†	Vice President
Stephen J. Blewitt***	Vice President
Robert Boyda*	Vice President
David Campbell	Vice President and Chief Risk Officer
Bob Carroll*	Vice President
Brian Collins†	Vice President
Art Creel*	Vice President
John J. Danello*	Vice President
Anthony J. Della Piana***	Vice President
Brent Dennis***	Vice President
Robert Donahue††	Vice President
Edward Eng**	Vice President
Paul Gallagher†††	Vice President
Ann Gencarella***	Vice President
Richard Harris**	Vice President and Appointed Actuary
John Hatch*	Vice President
Eugene Xavier Hodge, Jr.***	Vice President
James C. Hoodlet***	Vice President
Roy Kapoor**	Vice President
Mitchell Karman***	Vice President, Chief Compliance Officer, and Counsel
Frank Knox*	Vice President, Chief Compliance Officer—Retail Funds/Separate Accounts
Hung Ko**	Vice President, Treasury
Cynthia Lacasse***	Vice President
Denise Lang**	Vice President
Robert Leach*	Vice President
Scott Lively*	Vice President
Cheryl Mallett**	Vice President
Nathaniel I. Margolis***	Vice President

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

EFFECTIVE AS OF MARCH 26, 2013

Name and Principal Business Address	Position with Depositor
John Maynard†	Vice President
Janis K. McDonough***	Vice President
Scott A. McFetridge***	Vice President
William McPadden***	Vice President
Maureen Milet***	Vice President and Chief Compliance Officer—Investments
Peter J. Mongeau†	Vice President
Scott Morin*	Vice President
Tom Mullen*	Vice President
Scott Navin***	Vice President
Betty Ng**	Vice President
Nina Nicolosi*	Vice President
Jacques Ouimet†	Vice President
Gary M. Pelletier***	Vice President
Tracy Polsgrove*	Vice President
Krishna Ramdial**	Vice President, Treasury
S. Mark Ray***	Vice President
Jill Rebman**	Vice President
George Revoir*	Vice President
Mark Rizza*	Vice President
Andrew Ross**	Vice President
Lisa Anne Ryan†	Vice President
Thomas Samoluk*	Vice President
Martin Sheerin*	Vice President
Gordon Shone*	Vice President
Rob Stanley*	Vice President
Tony Todisco††	Vice President
Simonetta Vendittelli*	Vice President and Controller
Peter de Vries*	Vice President
Linda A. Watters*	Vice President
Joseph P. Welch†	Vice President
Jeffery Whitehead*	Vice President
Henry Wong***	Vice President

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon Street, Boston, MA 02117
****	Principal business office is 164 Corporate Drive Portsmouth, NH 03801
†	Principal business office is 200 Berkeley Street, Boston, MA 02116
††	Principal business office is 380 Stuart Street, Boston, MA 02116
†††	Principal business office is 200 Clarendon Street, Boston, MA 02116
††††	Principal business office is 25 Water Street South, Kitchener, ON Canada N2G 4Y5

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports certain benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2012 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2012

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
83.5%
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
PT Asuransi Jiwa Manulife Indonesia (1) (Indonesia)
95%
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings Berhad* (Malaysia)
59.45%
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
35.19%
John Hancock Investment Management Services, LLC (2) (Delaware)
54.29%
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

(2) The remaining 4.76% equity of John Hancock Investment Management Services, LLC is held by John Hancock Retirement Plan Services LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.

As of March 31, 2013, there were 0 qualified and 0 non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section 1. General. The Corporation shall indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative (other than by or in the right of the Corporation except as provided in Section 2 of Article VII hereof) by reason of the fact that the person:

(a)	is or was a Director, officer or employee of the Corporation, or

(b)	is or was serving at the specific request of the Corporation as a Director, officer, employee or trustee of another corporation, partnership, joint venture, trust or other enterprise,

against all expenses (including but not limited to solicitors’ and attorneys’ fees) judgments, fines and amounts in settlement, actually and reasonably incurred by the person in connection with such action, suit or proceeding (other than those specifically excluded below) if the person acted honestly, in good faith, with a view to the best interests of the Corporation or the enterprise the person is serving at the request of the Corporation, and within the scope of his or her authority and normal activities, and, in the case of any criminal or administrative action or proceeding, the person had reasonable grounds for believing that his or her conduct was lawful.

The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not of itself create a presumption that the person did not act honestly and in good faith with a view to the best interests of the Corporation and, with respect to any criminal action or proceeding, that the person did not have reasonable grounds for believing that his or her conduct was lawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a)	Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity In Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)	John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Michael Doughty***, Edward Eng**, Steven Finch***, Alan Seghezzi***, Christopher Walker** and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 601 Congress Street, Boston, MA 02210
**	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***	Principal business office is 197 Clarendon St, Boston, MA 02116

(c)	None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (“Manulife”). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

(a)	Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York (the “Company”) hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

The Company is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)	The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)	The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 26th day of April, 2013.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

(Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK (Depositor)

By:	/s/ Craig Bromley
Craig Bromley
Director and President

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Craig Bromley
Craig Bromley
Director and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 26th day of April, 2013.

Signature	Title

/s/ Craig Bromley	Director and President
Craig Bromley	(Principal Executive Officer)

/s/ Steven Finch	Executive Vice President and Chief Financial Officer
Steven Finch	(Principal Financial Officer)

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Thomas Borshoff

*	Director
Paul M. Connolly

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex Schlaybaugh, Jr.

*	Director
John G. Vrysen

* /S/ THOMAS J. LOFTUS	Senior Counsel—Annuities
Thomas J. Loftus Pursuant to Power of Attorney

EXHIBIT INDEX

Item No.	Description
24(b)(10)	Consent of Independent Registered Public Accounting Firm

24(b)(13)(c)	Power of Attorney for Craig Bromley